File Nos. 2-98772
811-04347
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON June 29, 2007

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 128	☑

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

Amendment No. 158	☑
GMO TRUST
(Exact Name of Registrant as Specified in Charter)
40 Rowes Wharf, Boston, Massachusetts 02110
(Address of principal executive offices)
617-330-7500
(Registrant’s telephone number, including area code)
with a copy to:

J.B. Kittredge, Esq.	Thomas R. Hiller, Esq.
GMO Trust	Ropes & Gray LLP
40 Rowes Wharf	One International Place
Boston, Massachusetts 02110	Boston, Massachusetts 02110
(Name and address of agents for service)
It is proposed that this filing will become effective:
     ☐ Immediately upon filing pursuant to paragraph (b), or
     ☐ 60 days after filing pursuant to paragraph (a)(1), or
     ☑ On June 30, 2007, pursuant to paragraph (b), or
     ☐ 75 days after filing pursuant to paragraph (a)(2), of Rule 485.

This filing relates only to the 43 series of the Registrant listed on the front covers of the GMO Trust prospectuses, dated June 30, 2007 and filed herewith. No information contained herein is intended to amend or supersede any prior filing relating to any other series of the Registrant.

GMO Trust

Prospectus
June 30, 2007
GMO Trust offers a broad selection
of investment alternatives to investors.
U.S. Equity Funds
- U.S. Core Equity Fund
- Tobacco-Free Core Fund
- U.S. Quality Equity Fund
- U.S. Value Fund
- U.S. Intrinsic Value Fund
- U.S. Growth Fund
- U.S. Small/Mid Cap Value Fund
- U.S. Small/Mid Cap Growth Fund
- Real Estate Fund
- Tax-Managed U.S. Equities Fund
- Tax-Managed Small/Mid Cap Fund
Fixed Income Funds

- Domestic Bond Fund
- Core Plus Bond Fund
- International Bond Fund
- Strategic Fixed Income Fund
- Currency Hedged International Bond Fund
- Global Bond Fund
- Emerging Country Debt Fund
- Short-Duration Investment Fund
- Short-Duration Collateral Share Fund
- Inflation Indexed Plus Bond Fund
International Equity Funds

- International Core Equity Fund
- International Intrinsic Value Fund
- International Growth Equity Fund
- Global Growth Fund
- Developed World Stock Fund
- Currency Hedged International Equity Fund
- Foreign Fund
- Foreign Small Companies Fund
- International Small Companies Fund
- Emerging Markets Fund
- Emerging Countries Fund
- Emerging Markets Opportunities Fund
- Tax-Managed International Equities Fund
Asset Allocation Funds

- U.S. Equity Allocation Fund
- International Equity Allocation Fund
- International Opportunities Equity Allocation Fund
- Global (U.S.+) Equity Allocation Fund
- World Opportunities Equity Allocation Fund
- Global Balanced Asset Allocation Fund
- Strategic Opportunities Allocation Fund
- Benchmark-Free Allocation Fund
- Alpha Only Fund
Information about other funds and share classes offered by GMO Trust is contained in separate prospectuses.
Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf • Boston, Massachusetts 02110
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

FUND SUMMARIES
       This section contains a summary of each Fund’s investment objective, principal investment strategies, principal risks, performance, and fees and expenses. The summaries are not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about a Fund’s investments and strategies is contained in the Statement of Additional Information (“SAI”). See the back cover of this Prospectus for information about how to receive the SAI.
      Fundamental Investment Objectives/Policies. The Funds’ Board of Trustees (“Trustees”) may change a Fund’s investment objective or policies without shareholder approval unless an objective or policy is identified in this Prospectus or in the SAI as “fundamental.” Only the U.S. Core Equity Fund, U.S. Value Fund, U.S. Growth Fund, Short-Duration Investment Fund, and International Intrinsic Value Fund have investment objectives that are fundamental.
      Tax Consequences and Portfolio Turnover. Unless otherwise specified in this Prospectus or in the SAI, Grantham, Mayo, Van Otterloo & Co. LLC, the Funds’ investment manager (the “Manager” or “GMO”), is not obligated to, and generally will not, consider tax consequences when seeking to achieve a Fund’s investment objective (e.g., a Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Funds. High turnover rates may adversely affect a Fund’s performance by generating additional expenses and may result in additional taxable income for its shareholders.
      Certain Definitions. When used in this Prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments having economic characteristics similar to the underlying asset. When used in this Prospectus, the term “equity investments” refers to investments (as defined above) in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts. When used in this Prospectus, the term “total return” includes capital appreciation and income.
      Fund Name Policies. To comply with Securities and Exchange Commission (“SEC”) rules regarding the use of descriptive words in a fund’s name, some Funds have adopted policies of investing at least 80% of the value of their net assets plus the amount of any borrowings made for investment purposes in specific types of investments, industries, countries, or geographic regions (each policy, a “Name Policy”). Each such Fund’s Name Policy is described in the “Principal investment strategies” section of its summary. See also “Name Policies” for more information regarding each such Fund’s Name Policy.
      Principal Risks. Investing in mutual funds involves risk, including the risk that the Manager’s strategies and techniques will fail to produce the desired results (see “Management of the Trust” for a description of the Manager and “Description of Principal Risks — Management Risk” for a more detailed discussion of this risk). Each Fund is subject to risks based on the types of investments in its portfolio and the investment strategies it employs. You should refer to “Description of Principal Risks” in this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. Besides the principal risks described in this Prospectus, a Fund may be exposed to other risks.
      All of the Funds are subject to the risk that war, terrorism, and related geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Funds’ investments. See “Description of Principal Risks — Market Disruption and Geopolitical Risk” for a more detailed discussion of this risk.
      In addition, the shares of many of the Funds are held by large shareholders, such as institutional investors and asset allocation funds, who, in reallocating or rebalancing their investments may cause the Fund to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities to invest cash. These purchases and sales could adversely affect the Fund’s performance, accelerate the realization of taxable income to shareholders, and increase transaction costs. Each Fund that invests in other Funds of GMO Trust (“GMO Funds”) having large shareholders will be indirectly subject to this risk. See “Description of Principal Risks — Large Shareholder Risk” for a more detailed discussion of this risk.
      The Funds, by themselves, generally are not intended to provide a complete investment program. An investment in a Fund is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
      Outperformance of Benchmarks. In some cases, the “Benchmark” section of a Fund summary states that a Fund seeks to outperform its benchmark over a market cycle by a specified percentage. There can be no assurance that this goal will be achieved. Each Fund’s “outperformance goal” speaks only as of the date of this Prospectus and may change from time to time without notice to shareholders.
      Fund Codes. See “Fund Codes” on the inside back cover of this Prospectus for information regarding each Fund’s ticker, news-media symbol, and CUSIP number.
      This Prospectus does not offer shares in any state where they may not lawfully be offered.

1

U.S. EQUITY FUNDS
 GMO U.S. CORE EQUITY FUND
Fund Inception Date: 9/16/05
Investment objective
          High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.
      The Manager uses proprietary quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and/or positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $1.6 billion to $476 billion.
      The Fund’s benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.
      Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities).

2

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund is the successor to GMO U.S. Core Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO U.S. Core Fund and reflects GMO U.S. Core Fund’s annual operating expenses (0.02% higher than those of the Fund).
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 19.49% (4Q1998)
Lowest Quarter: -17.14% (3Q2002)
Year-to-Date (as of 3/31/07): 0.27%
Average Annual Total Returns*
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				9/18/85

Return Before Taxes	9.57%	4.82%	8.88%	13.24%

Return After Taxes on Distributions	8.91%	4.38%	6.16%	10.01%

Return After Taxes on Distributions and Sale of Fund Shares	7.03%	4.04%	6.46%	10.02%

S&P 500 Index	15.80%	6.19%	8.42%	12.79%

Class IV				1/9/98

Return Before Taxes	9.66%	4.89%	N/A	6.91%

S&P 500 Index	15.80%	6.19%	N/A	6.50%

Class VI				6/30/03

Return Before Taxes	9.78%	N/A	N/A	10.71%

S&P 500 Index	15.80%	N/A	N/A	13.36%

* As of the date of this Prospectus, no Class V shares of the Fund or its predecessor have been outstanding since February 11, 2005. Class V shares would be invested in the same portfolio of securities as Class III shares. Annual returns would principally differ to the extent Class V shares do not have the same expenses as Class III shares.
Fees and expenses
      The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV	Class V	Class VI

Management fee	0.31%	0.31%	0.31%	0.31%
Shareholder service fee	0.15%	0.10%	0.085%	0.055%
Other expenses	0.02%[1]	0.02%[1]	0.02%[1]	0.02%[1]
Total annual operating expenses	0.48%	0.43%	0.42%	0.39%
Expense reimbursement	0.02%[2]	0.02%[2]	0.02%[2]	0.02%[2]
Net annual expenses	0.46%	0.41%	0.40%	0.37%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.31% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year**	3 Years	5 Years	10 Years

Class III	$47	$152	$267	$602
Class IV	$42	$136	$239	$540
Class V	$41	$133	$233	$528
Class VI	$38	$123	$217	$491

**	After reimbursement

3

 GMO TOBACCO-FREE CORE FUND
Fund Inception Date: 10/31/91
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations, other than tobacco-producing companies. Under normal circumstances, the Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. For purposes of this Prospectus, the term “tobacco-free companies” refers to companies that are not listed in the Tobacco Producing Issuer industry classification maintained by Ford Investor Services.
      The Manager uses proprietary quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and/or positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $1.6 billion to $476 billion.
      The Fund’s benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.
      Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities).

4

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 19.47% (4Q1998)
Lowest Quarter: -17.27% (3Q2002)
Year-to-Date (as of 3/31/07): 0.31%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				10/31/91

Return Before Taxes	9.99%	4.41%	8.73%	11.61%

Return After Taxes on Distributions	9.56%	3.95%	6.52%	8.67%

Return After Taxes on Distributions and Sale of Fund Shares	6.92%	3.61%	6.47%	8.57%

S&P 500 Index	15.80%	6.19%	8.42%	11.01%

Class IV				7/2/01

Return Before Taxes	9.94%	4.45%	N/A	3.01%

S&P 500 Index	15.80%	6.19%	N/A	4.33%

Fees and expenses
      The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.33%	0.33%
Shareholder service fee	0.15%	0.105%
Other expenses	0.06%[1]	0.06%[1]
Total annual operating expenses	0.54%	0.50%
Expense reimbursement	0.06%[2]	0.06%[2]
Net annual expenses	0.48%	0.44%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.33% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$49	$167	$296	$671
Class IV	$45	$154	$274	$622
             * After reimbursement

5

 GMO U.S. QUALITY EQUITY FUND
Fund Inception Date: 2/6/04
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S. The Fund may hold fewer than 100 stocks.
      The Manager uses proprietary models to evaluate an issuer’s quality based on several factors, including, but not limited to, expected earnings volatility (as measured by the volatility of profitability), profits (return on equity), and operational and financial leverage (fixed operating costs and total outstanding debt, each in relation to equity).
      The Manager also uses proprietary quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $1.6 billion to $476 billion.
      The Fund’s benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Non-Diversification Risk – The Fund is a non-diversified investment company, which means it is allowed to invest in securities of a relatively small number of companies. Because the Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.
      Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Focused Investment Risk (increased risk from the Fund’s focusing investments in a limited number of companies or in industries with high positive correlations to one another), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities).

6

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period and since inception with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; return for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares*
Year Ending December 31
Highest Quarter: 7.92% (3Q2006)
Lowest Quarter: -3.53% (2Q2006)
Year-to-Date (as of 3/31/07): -0.09%
Average Annual Total Returns*
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				2/6/04

Return Before Taxes	12.74%	N/A	N/A	4.99%

Return After Taxes on Distributions	12.25%	N/A	N/A	4.69%

Return After Taxes on Distributions and Sale of Fund Shares	8.68%	N/A	N/A	4.21%

S&P 500 Index	15.80%	N/A	N/A	9.72%

Class IV				2/6/04

Return Before Taxes	12.69%	N/A	N/A	5.01%

S&P 500 Index	15.80%	N/A	N/A	9.72%

* The Fund began offering two new classes of shares, Class V and Class VI, on December 8, 2006. Class V and Class VI shares are invested in the same portfolio of securities as Class III shares. Annual returns will principally differ to the extent that the expenses borne by Class V and Class VI shares are different than the expenses borne by Class III shares.
Fees and expenses
      The table shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV	Class V	Class VI

Management fee	0.33%	0.33%	0.33%	0.33%
Shareholder service fee	0.15%	0.105%	0.085%	0.055%
Other expenses	0.02%[1]	0.02%[1]	0.02%[1]	0.02%[1]
Total annual operating expenses	0.50%	0.46%	0.44%	0.41%
Expense reimbursement	0.02%[2]	0.02%[2]	0.02%[2]	0.02%[2]
Net annual expenses	0.48%	0.44%	0.42%	0.39%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.33% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year**	3 Years	5 Years	10 Years

Class III	$49	$158	$278	$626
Class IV	$45	$146	$256	$577
Class V	$43	$139	$244	$553
Class VI	$40	$130	$228	$516
             ** After reimbursement

7

 GMO U.S. VALUE FUND
Fund Inception Date: 9/16/05
Investment objective
      Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S. The Fund may hold fewer than 100 stocks.
      The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their fundamental value. The Manager then applies traditional fundamental analysis to evaluate the financial, operational, and management strength of the issuers of those stocks. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from approximately $1.2 billion to $476 billion.
      The Fund’s benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by the Frank Russell Company. On an annualized basis, the Fund seeks to outperform its benchmark by 2%-4%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Market Risk – Value Securities – The Fund purchases some equity securities selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

•	Non-Diversification Risk – The Fund is a non-diversified investment company, which means it is allowed to invest in securities of a relatively small number of companies. Because the Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.
      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund) and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities).

8

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund is the successor to GMO Value Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Value Fund and reflects GMO Value Fund’s annual operating expenses (0.02% higher than those of the Fund).
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 17.71% (2Q2003)
Lowest Quarter: -19.38% (3Q2002)
Year-to-Date (as of 3/31/07): -0.09%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				11/13/90

Return Before Taxes	10.99%	5.72%	8.44%	12.32%

Return After Taxes on Distributions	10.55%	5.29%	5.54%	8.90%

Return After Taxes on Distributions and Sale of Fund Shares	7.68%	4.76%	5.76%	8.91%

Russell 1000 Value Index	22.24%	10.86%	11.00%	13.87%

Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.44%
Shareholder service fee	0.15%
Other expenses	0.29%[1]
Total annual operating expenses	0.88%
Expense reimbursement	0.29%	[2]
Net annual expenses	0.59%
1 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.44% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$60	$252	$459	$1,058

*	After reimbursement

9

 GMO U.S. INTRINSIC VALUE FUND
Fund Inception Date: 9/16/05
Investment objective
      Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.
      The Manager uses proprietary quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and/or positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from approximately $1.2 billion to $476 billion.
      The Fund’s benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by the Frank Russell Company. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Market Risk – Value Securities – The Fund purchases some equity securities selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.
      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

10

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund is the successor to GMO Intrinsic Value Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Intrinsic Value Fund and reflects GMO Intrinsic Value Fund’s annual operating expenses (0.02% higher than those of the Fund).
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 19.25% (2Q2003)
Lowest Quarter: -17.34% (3Q2002)
Year-to-Date (as of 3/31/07): 0.42%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				8/2/99

Return Before Taxes	13.50%	8.18%	N/A	7.27%

Return After Taxes on Distributions	12.14%	6.70%	N/A	5.97%

Return After Taxes on Distributions and Sale of Fund Shares	10.05%	6.58%	N/A	5.79%

Russell 1000 Value Index	22.24%	10.86%	N/A	7.04%

Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.31%
Shareholder service fee	0.15%
Other expenses	0.31%[1]
Total annual operating expenses	0.77%
Expense reimbursement	0.31%[2]
Net annual expenses	0.46%
1 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and certain other expenses described on page 104 of this Prospectus) exceed 0.31% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$47	$215	$397	$925

*	After reimbursement

11

 GMO U.S. GROWTH FUND
Fund Inception Date: 9/16/05
Investment objective
          Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.
      The Manager uses proprietary quantitative models to seek out stocks it believes have improving fundamentals and/or positive sentiment or stocks it believes are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value). The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from approximately $1.2 billion to $476 billion.
      The Fund’s benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is independently maintained and published by the Frank Russell Company. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Market Risk – Growth Securities – Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.
      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

12

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund is the successor to GMO Growth Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Growth Fund and reflects GMO Growth Fund’s annual operating expenses (0.02% higher than those of the Fund).
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 27.46% (4Q1998)
Lowest Quarter: -21.46% (1Q2001)
Year-to-Date (as of 3/31/07): 0.40%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				12/30/88

Return Before Taxes	2.38%	2.25%	6.76%	11.57%

Return After Taxes on Distributions	1.93%	1.52%	2.86%	6.43%

Return After Taxes on Distributions and Sale of Fund Shares	2.01%	1.68%	4.45%	7.49%

Russell 1000 Growth Index	9.07%	2.69%	5.44%	10.56%

Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.31%
Shareholder service fee	0.15%
Other expenses	0.05%[1]
Total annual operating expenses	0.51%
Expense reimbursement	0.05%[2]
Net annual expenses	0.46%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.31% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$47	$159	$280	$636

*	After reimbursement

13

 GMO U.S. SMALL/MID CAP VALUE FUND
Fund Inception Date: 9/16/05
Investment objective
      Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations (“small- and mid-cap companies”). Under normal circumstances, the Fund invests at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S.
      The Manager uses proprietary quantitative models to seek out small- and mid-cap company stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and/or positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from approximately $15 million to $9.8 billion, with an average market capitalization of approximately $3 billion and a median market capitalization of approximately $2.7 billion.
      The Fund’s benchmark is the Russell 2500 Value Index, which measures the performance of those stocks included in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is independently maintained and published by the Frank Russell Company. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Smaller Company Risk – The securities of small- and mid-cap companies trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of other securities.

•	Market Risk – Value Securities – The Fund purchases some equity securities selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.
      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Liquidity Risk (difficulty in selling Fund investments).

14

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund is the successor to GMO Small/Mid Cap Value Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Small/Mid Cap Value Fund and reflects GMO Small/Mid Cap Value Fund’s annual operating expenses (0.02% higher than those of the Fund).
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 23.22% (2Q2003)
Lowest Quarter: -19.71% (3Q2002)
   Year-to-Date (as of 3/31/07): 2.44%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				12/31/91

Return Before Taxes	9.75%	12.99%	12.40%	14.51%

Return After Taxes on Distributions	6.95%	8.80%	8.54%	10.86%

Return After Taxes on Distributions and Sale of Fund Shares	7.95%	9.68%	9.02%	11.04%

Russell 2500 Value Index[a]	20.18%	15.51%	13.70%	15.26%

Russell 2500 Value + Index[b]	20.18%	15.51%	13.70%	14.46%

a Fund’s benchmark.
b The Russell 2500 Value + Index is a composite benchmark computed by the Manager and comprised of the Russell 2500 Index from 12/31/91 to 12/31/96, and the Russell 2500 Value Index from 12/31/96 to present, each of which was the Fund’s benchmark during the periods indicated.
Fees and expenses
      The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.50%[1]
Redemption fee (as a percentage of amount redeemed)	0.50%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.31%
Shareholder service fee	0.15%
Other expenses	0.23%[2]
Acquired fund fees and expenses (underlying Fund expenses)	0.03%[3]
Total annual operating expenses	0.72%
Expense reimbursement	0.23%[4]
Net annual expenses	0.49%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 “Other expenses” have been restated to reflect current fees.
3 The amount indicated is based on the indirect net expenses associated with the Fund’s investments in certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 28, 2007. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds. Net fees and expenses of underlying Funds (before addition of interest expense) and indirect interest expense were 0.02% and 0.01%, respectively.
4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.31% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$152	$310	$483	$983	$100	$252	$417	$896

*	After reimbursement

15

 GMO U.S. SMALL/MID CAP GROWTH FUND
Fund Inception Date: 9/16/05
Investment objective
          Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations (“small- and mid-cap companies”). Under normal circumstances, the Fund invests at least 80% of its assets in investments in small- and mid-cap companies tied economically to the U.S.
      The Manager uses proprietary quantitative models to seek out small- and mid-cap company stocks it believes have improving fundamentals and/or positive sentiment or stocks it believes are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value). The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from approximately $15 million to $9.8 billion, with an average market capitalization of approximately $3 billion and a median market capitalization of approximately $2.7 billion.
      The Fund’s benchmark is the Russell 2500 Growth Index, which measures the performance of those stocks included in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is independently maintained and published by the Frank Russell Company. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Smaller Company Risk – The securities of small- and mid-cap companies trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of other securities.

•	Market Risk – Growth Securities – Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.
      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Liquidity Risk (difficulty in selling Fund investments), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

16

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund is the successor to GMO Small/Mid Cap Growth Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Small/Mid Cap Growth Fund and reflects GMO Small/Mid Cap Growth Fund’s annual operating expenses (0.02% higher than those of the Fund).
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 26.98% (4Q1999)
Lowest Quarter: -24.62% (3Q2001)
  Year-to-Date (as of 3/31/07): 4.20%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				12/31/96

Return Before Taxes	6.07%	10.18%	8.06%	8.06%

Return After Taxes on Distributions	2.78%	8.52%	1.65%	1.65%

Return After Taxes on Distributions and Sale of Fund Shares	6.36%	8.43%	3.54%	3.54%

Russell 2500 Growth Index	12.26%	7.62%	7.11%	7.11%

Fees and expenses
      The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.50%[1]
Redemption fee (as a percentage of amount redeemed)	0.50%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.31%
Shareholder service fee	0.15%
Other expenses	0.62%[2]
Total annual operating expenses	1.08%
Expense reimbursement	0.62%[3]
Net annual expenses	0.46%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 “Other expenses” have been restated to reflect current fees and reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 28, 2007. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees and expenses of underlying Funds were less than 0.01%.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and certain other expenses described on page 104 of this Prospectus) exceed 0.31% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$149	$387	$643	$1,379	$97	$330	$583	$1,305

*	After reimbursement

17

 GMO REAL ESTATE FUND
Fund Inception Date: 5/31/96
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in U.S. companies that issue stocks included in the MSCI U.S. REIT Index, and in companies with similar characteristics. The Fund has a fundamental policy to concentrate its investments in real estate-related investments. Under normal circumstances, the Fund invests at least 80% of its assets in real estate investment trusts (“REITs”) and other real estate-related investments.
      REITs are managed vehicles that invest in real estate or real estate-related investments. For purposes of this Prospectus, the term “real estate-related investments” includes REITs and companies that derive at least 50% of their revenues and profits from, or have at least 50% of their assets invested in, (i) the development, ownership, construction, management, or sale of real estate, (ii) real estate holdings, or (iii) products or services related to the real estate industry.
      The Manager uses proprietary quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value), or stocks it believes have improving fundamentals. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, and industry and sector weights. The factors considered and models used by the Manager may change over time.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the MSCI U.S. REIT Index ranged from approximately $61 million to $24 billion.
      The Fund’s benchmark is the MSCI U.S. REIT Index, an index of equity securities issued by REITs that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 1%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Real Estate Risk – Real estate-related investments may decline as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate also may be affected by changes in interest rates and social and economic trends. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code of 1986 and/or to maintain exempt status under the Investment Company Act of 1940.

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Focused Investment Risk – Focusing investments in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which concentrates its assets in real estate-related investments, making the Fund’s value more susceptible to economic, market, political, and other developments affecting the real estate industry.
      Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

18

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 15.17% (4Q2004)
Lowest Quarter: -16.27% (3Q1998)
Year-to-Date (as of 3/31/07): 1.87%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				5/31/96

Return Before Taxes	35.30%	21.85%	12.57%	14.48%

Return After Taxes on Distributions	22.45%	17.28%	9.08%	11.05%

Return After Taxes on Distributions and Sale of Fund Shares	25.97%	17.05%	9.10%	10.91%

S&P 500 Index[a]	15.80%	6.19%	8.42%	9.11%

MSCI U.S. REIT Index[b]	35.92%	23.22%	14.35%	16.37%

a The S&P 500 Index, an index of large capitalization U.S. stocks, is independently maintained and published by Standard & Poor’s.
b Fund’s benchmark.
Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.33%[1]
Shareholder service fee	0.15%
Other expenses	0.23%[1,2]
Total annual operating expenses	0.71%
Expense reimbursement	0.23%	[3]
Net annual expenses	0.48%
1 Effective June 30, 2006, the Fund’s management fee rate was reduced from 0.54% to 0.33%. The amounts set forth above have been restated to reflect the new management fee, as well as certain other fees.
2 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.33% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$49	$204	$372	$861

*	After reimbursement

19

 GMO TAX-MANAGED U.S. EQUITIES FUND
Fund Inception Date: 7/23/98
Investment objective
      High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations, and uses quantitative models integrated with tax management techniques to provide broad exposure to the U.S. equity market to investors subject to U.S. federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.
      The Manager uses proprietary quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and/or positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio. The Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of unrealized gains and losses in the Fund’s portfolio.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $1.6 billion to $476 billion.
      The Fund’s benchmark is the S&P 500 Index (after tax), computed by the Manager by adjusting the return of the S&P 500 Index by its tax cost. The Manager estimates the S&P 500 Index’s tax cost by applying the maximum historical applicable individual federal tax rate to the S&P 500 Index’s dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the stocks included in the S&P 500 Index). The S&P 500 Index is an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and investors may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.
      Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

20

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares (Before Tax)
Years Ending December 31
Highest Quarter: 16.69% (2Q2003)
Lowest Quarter: -17.54% (3Q2002)
Year-to-Date (as of 3/31/07): 0.59%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				7/23/98

Return Before Taxes	10.04%	4.77%	N/A	4.98%

Return After Taxes on Distributions	9.81%	4.49%	N/A	4.61%

Return After Taxes on Distributions and Sale of Fund Shares	6.81%	4.01%	N/A	4.13%

S&P 500 Index	15.80%	6.19%	N/A	4.25%

S&P 500 Index (after tax)[a]	15.47%	5.95%	N/A	4.11%

a Fund’s benchmark (computed by the Manager).
Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.33%
Shareholder service fee	0.15%
Other expenses	0.11%	[1]
Total annual operating expenses	0.59%
Expense reimbursement	0.11%	[2]
Net annual expenses	0.48%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.33% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$49	$178	$318	$727

*	After reimbursement

21

GMO TAX-MANAGED SMALL/MID CAP FUND
Fund Inception Date: 6/1/99
Investment objective
      High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies that issue stocks included in the Russell 2500 Index, a U.S. stock index, and in companies with similar market capitalizations (“small- and mid-cap companies”) and uses quantitative models integrated with tax management techniques to provide exposure to the U.S. small- and mid-cap company equity market to investors subject to U.S. federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets in investments in small- and mid-cap companies.
      The Manager uses proprietary quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and/or positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio. The Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of unrealized gains and losses in the Fund’s portfolio.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the Russell 2500 Index ranged from approximately $15 million to $9.8 billion, with an average market capitalization of approximately $3 billion and a median market capitalization of approximately $2.7 billion.
      The Fund’s benchmark is the Russell 2500 Index (after tax), computed by the Manager by adjusting the return of the Russell 2500 Index by its tax cost, which is estimated by the Manager by applying the maximum historical applicable individual federal income tax rate to the Russell 2500 Index’s dividend yield. The Russell 2500 Index is independently maintained and published by the Frank Russell Company.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and investors may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Smaller Company Risk – The securities of small- and mid-cap companies trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of other securities.
      Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), Liquidity Risk (difficulty in selling Fund investments), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

22

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares (Before Tax)
Years Ending December 31
Highest Quarter: 20.46% (2Q2003)
Lowest Quarter: -18.57% (3Q2002)
Year-to-Date (as of 3/31/07): 3.32%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				6/1/99

Return Before Taxes	8.53%	12.32%	N/A	10.30%

Return After Taxes on Distributions	8.25%	12.11%	N/A	9.98%

Return After Taxes on Distributions and Sale of Fund Shares	5.73%	10.69%	N/A	8.90%

Russell 2500 Index	16.16%	12.19%	N/A	11.06%

Russell 2500 Index (after tax)[a]	15.95%	11.89%	N/A	9.87%

a Fund’s benchmark (computed by the Manager).
Fees and expenses
      The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.50%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.55%
Shareholder service fee	0.15%
Other expenses	0.36%[2]
Acquired fund fees and expenses (underlying Fund expenses)	0.01%[3]
Total annual operating expenses	1.07%
Expense reimbursement	0.36%[4]
Net annual expenses	0.71%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium, including the circumstances under which the Manager may waive all or a portion of the purchase premium.
2 “Other expenses” have been restated to reflect current fees.
3 The amount indicated is based on the indirect net expenses associated with the Fund’s investments in certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 28, 2007. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds. Net fees and expenses of underlying Funds (before addition of interest expense) and indirect interest expense were 0.01% and less than 0.01%, respectively.
4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.55% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$122	$353	$602	$1,317
             * After reimbursement

23

INTERNATIONAL EQUITY FUNDS
 GMO INTERNATIONAL CORE EQUITY FUND
Fund Inception Date: 9/16/05
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies from developed countries, other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.
      The Manager uses proprietary quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

•	Stocks – valuation (including quality factors) and momentum;

•	Countries – aggregate stock market valuations, GDP and stock market trends, and positive market sentiment; and

•	Currencies – export and producer price parity, balance of payments, and interest rate differentials.
      The Manager’s valuation analysis may utilize quantitative models to predict a company’s future free cash flow. The Manager uses momentum measures to help it identify stocks with strong fundamentals that the Manager believes are likely to outperform regardless of their valuation. The Manager seeks to select stocks that score highly on valuation and/or momentum measures. The factors considered and models used by the Manager may change over time. In using these models to construct the Fund’s portfolio, the Manager seeks to produce a style-balanced portfolio, although stock selection normally reflects a slight bias for value stocks over growth stocks.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.
Benchmark
      The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 2%-3%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
      Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations).

24

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period and since inception with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund is the successor to GMO International Disciplined Equity Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO International Disciplined Equity Fund and reflects GMO International Disciplined Equity Fund’s annual operating expenses (0.02% higher than those of the Fund).
Annual Total Return/Class III Shares*
Years Ending December 31
Highest Quarter: 18.96% (2Q2003)
Lowest Quarter: -6.19% (1Q2003)
Year-to-Date (as of 3/31/07): 4.62%
Average Annual Total Returns*
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				1/29/02

Return Before Taxes	24.78%	N/A	N/A	19.05%

Return After Taxes on Distributions	23.00%	N/A	N/A	18.14%

Return After Taxes on Distributions and Sale of Fund Shares	17.29%	N/A	N/A	16.50%

MSCI EAFE Index	26.34%	N/A	N/A	16.46%

Class IV				6/30/03

Return Before Taxes	24.89%	N/A	N/A	24.66%

MSCI EAFE Index	26.34%	N/A	N/A	25.00%

*	The Fund began offering a new class of shares, Class VI, on March 28, 2006. Class VI shares are invested in the same portfolio of securities as Class III shares. Annual returns will principally differ to the extent that the expenses borne by Class VI shares are different than the expenses borne by Class III shares.
Fees and expenses
      The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV	Class VI

Management fee	0.38%	0.38%	0.38%
Shareholder service fee	0.15%	0.09%	0.055%
Other expenses	0.05%[1]	0.05%[1]	0.05%[1]
Total annual operating expenses	0.58%	0.52%	0.49%
Expense reimbursement	0.05%[2]	0.05%[2]	0.05%[2]
Net annual expenses	0.53%	0.47%	0.44%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.38% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year**	3 Years	5 Years	10 Years

Class III	$54	$181	$319	$721
Class IV	$48	$162	$286	$648
Class VI	$45	$152	$269	$611

**	After reimbursement

25

 GMO INTERNATIONAL INTRINSIC VALUE FUND
Fund Inception Date: 3/31/87
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies from developed countries, other than the U.S.
      The Manager uses proprietary quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

•	Stocks – valuation (including quality factors) and momentum;

•	Countries – aggregate stock market valuations, GDP and stock market trends, and positive market sentiment; and

•	Currencies – export and producer price parity, balance of payments, and interest rate differentials.
      The Manager’s valuation analysis may utilize quantitative models to predict a company’s future free cash flow. The Manager uses momentum measures to rank stocks that have been pre-screened for value characteristics. The Manager seeks to select stocks that score highly on valuation and momentum measures. The factors considered and models used by the Manager may change over time. In using these models to construct the Fund’s portfolio, the Manager expects that stock selection normally will reflect a significant bias for value stocks over growth stocks.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.
Benchmark
      The Fund’s benchmark is the S&P/Citigroup Primary Market Index (“PMI”) Europe, Pacific, Asia Composite (“EPAC”) Value Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index (“BMI”)(which includes listed shares of companies from developed and emerging countries with total available market capitalizations (float) of at least the local equivalent of $100 million), representing the top 80% of available capital (float) of the BMI in each country. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Value Securities – The Fund purchases some equity securities selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.
      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations).

26

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 21.54% (2Q2003)
Lowest Quarter: -15.14% (3Q1998)
Year-to-Date (as of 3/31/07): 4.63%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class II				9/26/96

Return Before Taxes	25.23%	20.58%	11.21%	11.50%

S&P/Citigroup PMI EPAC Value Index[a]	28.06%	17.71%	9.85%	9.88%

MSCI EAFE Index[b]	26.34%	14.98%	7.71%	7.72%

Class III				3/31/87

Return Before Taxes	25.33%	20.67%	11.29%	11.09%

Return After Taxes on Distributions	23.23%	19.61%	9.39%	9.29%

Return After Taxes on Distributions and Sale of Fund Shares	18.78%	18.03%	8.91%	8.94%

S&P/Citigroup PMI EPAC Value Index[a]	28.06%	17.71%	9.85%	N/A

MSCI EAFE Index[b]	26.34%	14.98%	7.71%	7.03%

Class IV				1/9/98

Return Before Taxes	25.43%	20.74%	N/A	12.95%

S&P/Citigroup PMI EPAC Value Index[a]	28.06%	17.71%	N/A	11.03%

MSCI EAFE Index[b]	26.34%	14.98%	N/A	8.74%

a Fund’s benchmark.
b The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.
Fees and expenses
      The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class II	Class III	Class IV

Management fee	0.54%	0.54%	0.54%
Shareholder service fee	0.22%	0.15%	0.09%
Other expenses	0.05%[1]	0.05%[1]	0.05%[1]
Total annual operating expenses	0.81%	0.74%	0.68%
Expense reimbursement	0.05%[2]	0.05%[2]	0.05%[2]
Net annual expenses	0.76%	0.69%	0.63%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuer unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.54% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class II	$78	$254	$445	$997
Class III	$70	$232	$407	$914
Class IV	$64	$213	$374	$842
             * After reimbursement

27

 GMO INTERNATIONAL GROWTH EQUITY FUND
Fund Inception Date: 9/16/05
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies from developed countries, other than the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.
      The Manager, using proprietary quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. When evaluating stocks, the Manager begins with a universe of stocks that are either included in the Fund’s growth-oriented benchmark or are believed to have similar growth characteristics to such stocks. The Manager uses momentum measures to help identify stocks that the Manager believes have superior growth potential that is not fully captured in their current prices. The Manager also uses valuation measures, which include quality factors, to help identify stocks the Manager believes are able to sustain high growth farther into the future. The Manager tilts the Fund’s portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered and models used by the Manager may change over time. When constructing the Fund’s portfolio, the Manager uses quantitative models that take into account risk, liquidity, and trading costs.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.
Benchmark
      The Fund’s benchmark is the S&P/ Citigroup Primary Market Index (“PMI”) Europe, Pacific, Asia Composite (“EPAC”) Growth Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/ Citigroup Broad Market Index (“BMI”) (which includes listed shares of companies from developed and emerging countries with a total available market capitalization (float) of at least the local equivalent of $100 million), representing the top 80% of available capital (float) of the BMI in each country. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Growth Securities – Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.
      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations).

28

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund is the successor to GMO International Growth Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO International Growth Fund and reflects GMO International Growth Fund’s annual operating expenses (0.02% higher than those of the Fund).
Annual Total Return/Class III Shares*
Years Ending December 31
Highest Quarter: 16.54% (2Q2003)
Lowest Quarter: -16.44% (3Q2002)
Year-to-Date (as of 3/31/07): 3.31%
Average Annual Total Returns*
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				11/30/01

Return Before Taxes	24.07%	14.47%	N/A	14.71%

Return After Taxes on Distributions	21.20%	13.37%	N/A	13.63%

Return After Taxes on Distributions and Sale of Fund Shares	17.94%	12.33%	N/A	12.56%

S&P/Citigroup PMI EPAC Growth Index[a]	22.38%	12.64%	N/A	12.65%

MSCI EAFE Index[b]	26.34%	14.98%	N/A	14.85%

a Fund’s benchmark.
b The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.
* The Fund began offering a new class of shares, Class IV, on July 12, 2006. Class IV shares are invested in the same portfolio of securities as Class III shares. Annual returns will principally differ to the extent that the expenses borne by Class IV shares are different than the expenses borne by Class III shares.
Fees and expenses
      The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.52%	0.52%
Shareholder service fee	0.15%	0.09%
Other expenses	0.05%[1]	0.05%[1]
Total annual operating expenses	0.72%	0.66%
Expense reimbursement	0.05%[2]	0.05%[2]
Net annual expenses	0.67%	0.61%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.52% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year**	3 Years	5 Years	10 Years

Class III	$68	$225	$396	$890
Class IV	$62	$206	$363	$818

**	After reimbursement

29

 GMO GLOBAL GROWTH FUND
Fund Inception Date: 7/20/04
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies from the world’s developed countries, including the U.S.
      The Manager, using proprietary quantitative models, seeks to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks. When evaluating stocks, the Manager begins with a universe of stocks that are either included in the Fund’s growth-oriented benchmark or are believed to have similar growth characteristics to such stocks. The Manager uses momentum measures to help identify stocks that the Manager believes have superior growth potential that is not fully captured in their current prices. The Manager also uses valuation measures, which include quality factors, to help identify stocks the Manager believes are able to sustain high growth farther into the future. The Manager tilts the Fund’s portfolio in favor of countries that the Manager believes have the highest growth prospects or that the Manager believes are most undervalued. The Manager also considers factors that may influence the growth potential of a particular country, such as currency valuation. The factors considered and models used by the Manager may change over time. When constructing the Fund’s portfolio, the Manager uses quantitative models that take into account risk, liquidity, and trading costs.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.
Benchmark
      The Fund’s benchmark is the S&P/ Citigroup Primary Market Index (“PMI”) World Growth Index, an independently maintained and published index covering the developed markets – North America, Europe and Asia Pacific – of the PMI that have a growth style. The PMI is the large-capitalization stock component of the S&P/ Citigroup Broad Market Index (“BMI”) (which includes listed shares of companies from developed and emerging countries with a total available market capitalization (float) of at least the local equivalent of $100 million), representing the top 80% of the available capital (float) of the BMI in each country. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Growth Securities – Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.
      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

30

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the calendar periods shown, and by comparing the Fund’s average annual total returns for the calendar period and since inception with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Year Ending December 31
Highest Quarter: 8.17% (4Q2006)
Lowest Quarter: -1.55% (2Q2006)
Year-to-Date (as of 3/31/07): 2.30%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				7/20/04

Return Before Taxes	17.09%	N/A	N/A	16.57%

Return After Taxes on Distributions	14.54%	N/A	N/A	15.19%

Return After Taxes on Distributions and Sale of Fund Shares	13.49%	N/A	N/A	13.95%

S&P/Citigroup PMI World Growth Index[a]	16.81%	N/A	N/A	15.15%

MSCI World Index[b]	20.07%	N/A	N/A	17.62%

a Fund’s benchmark.
b The MSCI World Index is a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International.
Fees and expenses
      The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.30%[1]
Redemption fee (as a percentage of amount redeemed)	0.30%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.47%
Shareholder service fee	0.15%
Other expenses	1.47%[2]
Total annual operating expenses	2.09%
Expense reimbursement	1.47%[3]
Net annual expenses	0.62%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium and redemption fee.
2 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.47% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$124	$574	$1,050	$2,367	$93	$541	$1,015	$2,327
              * After reimbursement

31

GMO DEVELOPED WORLD STOCK FUND	Fund Inception Date: 8/1/05
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies from the world’s developed markets, including the U.S. Under normal circumstances, the Fund invests at least 80% of its assets in stocks tied economically to developed markets. For this purpose, the term “stocks” refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depository receipts, and the term “developed markets” refers to those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics.
      The Manager uses proprietary quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

•	Stocks – valuation (including quality factors) and momentum;

•	Countries – equity market valuation, positive momentum, GDP trends, and strong industrial competitiveness (as defined through currency valuation); and

•	Currencies – export and producer price parity, balance of payments, and interest rate differentials.
      The Manager’s valuation analysis may utilize quantitative models to predict a company’s future free cash flow. The Manager uses momentum measures to help it identify stocks with strong fundamentals that the Manager believes are likely to outperform regardless of their valuation. The Manager seeks to select stocks that score highly on valuation and/or momentum measures. The factors considered and models used by the Manager may change over time. In using these models to construct the Fund’s portfolio, the Manager seeks to produce a style-balanced portfolio, although stock selection normally reflects a slight bias for value stocks over growth stocks.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.
Benchmark
      The Fund’s benchmark is the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
      Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

32

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s annual total return for the period shown, and by comparing the Fund’s average annual total returns for the calendar period and since inception with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; return for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Year Ending December 31
Highest Quarter: 8.72% (4Q2006)
Lowest Quarter: -1.27% (2Q2006)
Year-to-Date (as of 3/31/07): 2.33%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				8/1/05

Return Before Taxes	20.26%	N/A	N/A	18.25%

Return After Taxes on Distributions	19.17%	N/A	N/A	17.45%

Return After Taxes on Distributions and Sale of Fund Shares	13.39%	N/A	N/A	15.20%

MSCI World Index	20.07%	N/A	N/A	18.70%

Class IV				9/1/05

Return Before Taxes	20.27%	N/A	N/A	18.51%

MSCI World Index	20.07%	N/A	N/A	18.77%

Fees and expenses
      The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III	Class IV

Purchase premium (as a percentage of amount invested)	0.30%[1]	0.30%[1]
Redemption fee (as a percentage of amount redeemed)	0.30%[1]	0.30%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class		Class
	III		IV

Management fee	0.47%		0.47%
Shareholder service fee	0.15%		0.10%
Other expenses	0.12%[2]		0.12%[2]
Total annual operating expenses	0.74%		0.69%
Expense reimbursement	0.12%	[3]	0.12%	[3]
Net annual expenses	0.62%		0.57%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium and redemption fee.
2 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.47% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$124	$288	$465	$980	$93	$254	$428	$934
Class IV	$119	$272	$438	$920	$88	$238	$401	$875
              * After reimbursement

33

 GMO CURRENCY HEDGED INTERNATIONAL EQUITY FUND
Fund Inception Date: 6/30/95
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund is a fund of funds and invests in other GMO Funds. The Fund may invest to varying extents in International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, and International Small Companies Fund (collectively, “underlying Funds”). Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.
      The Manager allocates the Fund’s assets among the underlying Funds based on its analysis of the relative attractiveness of value versus growth investing styles. The Manager uses proprietary quantitative models to measure the discount at which value stocks trade relative to growth stocks as well as to analyze the predicted returns of the two styles in the markets. In a value/growth neutral position, the Manager allocates the Fund’s assets among the underlying Funds based on its evaluation of the underlying Funds’ investments in individual stocks and weightings of investments in particular countries or regions, as well as its evaluation of the expected costs of investment alternatives. The Manager also creates forecasted returns for currencies, considering factors such as relative valuations, export and producer price parity, balance of payments, and interest rates.
      The Manager looks at the underlying Funds’ holdings to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar through the use of currency forwards and other derivatives. While the Fund’s benchmark is fully hedged, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.
Benchmark
      The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged), a large capitalization international stock index that is hedged into U.S. dollars. The MSCI EAFE Index is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 2%-3%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund and the underlying Funds do not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Funds’ investments.

•	Derivatives Risk – The use of derivatives by the Fund or underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives is particularly pronounced because the Fund typically makes frequent use of currency forwards and other derivatives for hedging purposes.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

      Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the underlying Funds, causing their prices to decline or fail to approach the value the Manager anticipates), Market Risk – Growth Securities (risk that the market prices of some equity securities purchased by the underlying Funds will be more sensitive to market fluctuations because of their heavy dependence on future earnings expectations), Credit and Counterparty Risk (risk of default of a derivatives counterparty of the Fund or an underlying Fund or a borrower of an underlying Fund’s securities), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying Fund), Liquidity Risk (difficulty in selling underlying Fund investments), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by an underlying Fund may affect the Fund’s performance more than if the Fund were diversified).

34

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 17.38% (1Q1998)
Lowest Quarter: -19.29% (3Q1998)
Year-to-Date (as of 3/31/07): 3.40%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				6/30/95

Return Before Taxes	19.31%	12.58%	10.67%	11.76%

Return After Taxes on Distributions	13.19%	10.29%	5.92%	7.33%

Return After Taxes on Distributions and Sale of Fund Shares	19.00%	10.30%	6.46%	7.67%

MSCI EAFE Index[a]	26.34%	14.98%	7.71%	7.97%

MSCI EAFE Index (Hedged)[b]	19.19%	8.42%	8.00%	9.77%

a The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.
b Fund’s benchmark.
Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.54%
Shareholder service fee	0.15%[1]
Other expenses	0.06%
Acquired fund fees and expenses (underlying Fund expenses)	0.61%[2]
Total annual fund operating expenses	1.36%
Expense reimbursement/waiver	0.67%[1,3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.69%
1 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.
2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 28, 2007, which have been restated to reflect current fees for certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.54% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds’ Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$70	$373	$698	$1,618
             * After reimbursement

35

 GMO FOREIGN FUND
Fund Inception Date: 6/28/96
Investment objective
          Total return in excess of that of its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in non-U.S. companies, including the companies that issue stocks included in the MSCI international developed country universe (the universe of securities from which the MSCI EAFE Index is constructed) and companies in emerging countries. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.

•	Stock selection – The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process.

•	Country selection – The Fund’s country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager’s evaluation of the country’s fundamentals. The Fund may take significant overweighted or underweighted positions in particular countries relative to the Fund’s benchmark.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions, but may hold up to 10% of its total assets in cash and other high quality investments in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. The Fund may make investments in emerging countries, but these investments generally will represent 10% or less of the Fund’s total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including without limitation options and futures, to adjust its foreign currency exposure.
Benchmark
      The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Value Securities – The Fund purchases some equity securities selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.
      Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

36

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund commenced operations as a registered investment company on June 28, 1996. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of the Fund. Performance of Class III shares prior to June 28, 1996 is that of the private investment pool and reflects the pool’s higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the pool been subject to these restrictions, its performance may have been adversely affected.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 18.84% (2Q2003)
Lowest Quarter: -16.25% (3Q2002)
Year-to-Date (as of 3/31/07): 3.76%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class II				9/30/96

Return Before Taxes	26.97%	18.45%	11.85%	12.29%

MSCI EAFE Index	26.34%	14.98%	7.71%	7.68%

Class III				8/31/84

Return Before Taxes	27.12%	18.53%	11.93%	15.94%

Return After Taxes on Distributions	25.33%	17.57%	10.57%	N/A#

Return After Taxes on Distributions and Sale of Fund Shares	19.46%	16.13%	9.96%	N/A#

MSCI EAFE Index	26.34%	14.98%	7.71%	12.16%

Class IV				1/9/98

Return Before Taxes	27.12%	18.60%	N/A	12.88%

MSCI EAFE Index	26.34%	14.98%	N/A	8.74%

# Information on the Fund’s return after taxes is unavailable prior to June 28, 1996, the date the Fund commenced operations as a registered investment company.
Fees and expenses
      The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class II	Class III	Class IV

Management fee	0.60%	0.60%	0.60%
Shareholder service fee	0.22%	0.15%	0.09%
Other expenses	0.05%[1]	0.05%[1]	0.05%[1]
Total annual operating expenses	0.87%	0.80%	0.74%
Expense reimbursement	0.05%[2]	0.05%[2]	0.05%[2]
Net annual expenses	0.82%	0.75%	0.69%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.60% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class II	$84	$273	$477	$1,068
Class III	$77	$250	$439	$985
Class IV	$70	$232	$407	$914
              * After reimbursement

37

GMO FOREIGN SMALL COMPANIES FUND	Fund Inception Date: 6/30/00
Investment objective
      Total return in excess of that of its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total float-adjusted market capitalization (“small companies”). Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies that are tied economically to countries outside the U.S. The market capitalization range of investments held by the Fund is generally within the market capitalization range of companies in the Fund’s benchmark. Depending upon the country, as of May 31, 2007, the market capitalization of the largest company (in a particular country) included within the Fund’s definition of small companies ranged from approximately $649 million (Slovenia) to $36 billion (Switzerland) (based on exchange rates as of May 31, 2007).

•	Stock selection – The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process.

•	Country selection – The Fund’s country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager’s evaluation of the country’s fundamentals. The Fund may take significant overweighted or underweighted positions in particular countries relative to the Fund’s benchmark.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions, but may hold up to 10% of its total assets in cash and other high quality investments in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. The Fund may make investments in emerging countries, but these investments (excluding investments in companies from emerging countries included in the Fund’s benchmark) generally will represent 10% or less of the Fund’s total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options and futures, to adjust its foreign currency exposure.
Benchmark
      The Fund’s benchmark is the S&P/Citigroup Extended Market Index (“EMI”) World ex-U.S. Index, an independently maintained and published index that is the small capitalization stock component of the S&P/Citigroup Broad Market Index (“BMI”). The BMI includes listed shares of companies from developed and emerging countries with a total available (float) market capitalization of at least the local equivalent of $100 million. The EMI represents the bottom 20% of available (float) capital of the BMI in each country. Depending upon the country, as of May 31, 2007, the market capitalization of the largest company (in a particular country) included in the S&P/Citigroup EMI World ex-U.S. Index ranged from approximately $600 million (Slovenia) to $24 billion (Germany). The S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI. On an annualized basis, the Fund seeks to outperform its benchmark by 4%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Smaller Company Risk – The securities of small companies trade less frequently and in lesser quantities than more widely held securities, and their market prices often fluctuate more than those of other securities.

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Value Securities – The Fund purchases some equity securities selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited by low trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in emerging countries.
      Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities) and Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund).

38

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund commenced operations as a registered investment company on June 30, 2000. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of the Fund. Performance of Class III shares prior to June 30, 2000 is that of the private investment pool, restated to reflect the Fund’s higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code of 1986. Had the pool been subject to these restrictions, its performance may have been adversely affected.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 19.85% (2Q2003)
Lowest Quarter: -17.40% (3Q1998)
Year-to-Date (as of 3/31/07): 7.60%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III*				1/4/95

Return Before Taxes	35.83%	26.47%	15.98%	15.82%

Return After Taxes on Distributions	30.19%	24.28%	N/A#	N/A#

Return After Taxes on Distributions and Sale of Fund Shares	27.53%	23.00%	N/A#	N/A#

S&P/Citigroup EMI World Ex-U.S. Index	29.42%	23.73%	10.67%	10.03%

Class IV				6/14/02

Return Before Taxes	35.89%	N/A	N/A	25.97%

S&P/Citigroup EMI World Ex-U.S. Index	29.42%	N/A	N/A	24.49%

# Information on the Fund’s return after taxes is unavailable prior to June 30, 2000, the date the Fund commenced operations as a registered investment company.
Fees and expenses
      The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.70%	0.70%
Shareholder service fee	0.15%	0.10%
Other expenses	0.10%[1]	0.10%[1]
Total annual operating expenses	0.95%	0.90%
Expense reimbursement	0.09%[2]	0.09%[2]
Net annual expenses	0.86%	0.81%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.70% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$88	$292	$512	$1,147
Class IV	$83	$276	$485	$1,089
              * After reimbursement

39

GMO INTERNATIONAL SMALL COMPANIES FUND	Fund Inception Date: 10/14/91
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization and any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of any of the 500 excluded developed country companies (“small companies”). A company’s full, non-float adjusted market capitalization includes all of the company’s equity issues. As of May 31, 2007, the market capitalization of the largest company included within the Fund’s definition of small companies was approximately $9.3 billion. Under normal circumstances, the Fund invests at least 80% of its assets in securities of small companies.
      The Manager uses proprietary quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

•	Stocks – valuation (including quality factors) and momentum;

•	Countries – aggregate stock market valuations, GDP and stock market trends, and positive market sentiment; and

•	Currencies – export and producer price parity, balance of payments, and interest rate differentials.
      The Manager’s valuation analysis may utilize quantitative models to predict a company’s future free cash flow. The Manager uses momentum measures to help it identify stocks with strong fundamentals that the Manager believes are likely to outperform regardless of their valuation. The Manager seeks to select stocks that score highly on valuation and/or momentum measures. The Fund may make investments in emerging countries, but these investments generally will represent 10% or less of the Fund’s total assets. The factors considered and models used by the Manager may change over time.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.
Benchmark
      The Fund’s benchmark is the S&P/Citigroup Extended Market Index (“EMI”) World ex-U.S. Index, an independently maintained and published index, which is the small capitalization stock component of the S&P/Citigroup Broad Market Index (“BMI”). The BMI includes listed shares of companies from developed and emerging countries with a total available (float) market capitalization of at least the local equivalent of $100 million. The EMI represents the bottom 20% of available (float) capital of the BMI in each country. Depending upon the country, as of May 31, 2007, the market capitalization of the largest company (in a particular country) included in the S&P/ Citigroup EMI World ex-U.S. Index ranged from approximately $600 million (Slovenia) to $24 billion (Germany). The S&P/Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Smaller Company Risk – The securities of small companies trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of other securities.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited by low trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in emerging countries.
      Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities).

40

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 30.06% (2Q2003)
Lowest Quarter: -17.55% (3Q2002)
Year-to-Date (as of 3/31/07): 7.57%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				10/14/91

Return Before Taxes	25.84%	26.93%	13.89%	12.54%

Return After Taxes on Distributions	18.93%	22.82%	10.90%	10.16%

Return After Taxes on Distributions and Sale of Fund Shares	21.70%	22.65%	10.98%	10.12%

S&P/Citigroup EMI World Ex-U.S. Index[a]	29.42%	23.73%	10.67%	9.04%

MSCI EAFE Index[b]	26.34%	14.98%	7.71%	7.85%

[a]	Fund’s benchmark
[b]	The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.
Fees and expenses
      The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.60%[1]
Redemption fee (as a percentage of amount redeemed)	0.60%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.60%
Shareholder service fee	0.15%
Other expenses	0.09%[2]
Total annual operating expenses	0.84%
Expense reimbursement	0.09%[3]
Net annual expenses	0.75%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.60% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$198	$385	$588	$1,172	$136	$318	$514	$1,083
             * After reimbursement

41

GMO EMERGING MARKETS FUND	Fund Inception Date: 12/9/93
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world’s non-developed markets (“emerging markets”), which excludes countries that are included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging markets.
      The Manager uses proprietary quantitative models and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund’s performance relative to its benchmark. The Manager’s evaluation and selection decisions for countries and stocks are based on several factors and models, including:

•	Countries – value, momentum, and macroeconomic models; and

•	Stocks – earnings and price momentum, price to earnings ratios, price to book ratios, and quality.
      The factors considered and models used by the Manager may change over time. The Fund has a value bias relative to many other traditional emerging markets funds.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash-like investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.
Benchmark
      The Fund’s benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor’s and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging markets, calculated on a total return basis. On an annualized basis, the Fund seeks to outperform its benchmark by 4%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging markets, which tend to be more volatile than developed markets.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited by low trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it typically makes emerging market equity investments, and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

•	Smaller Company Risk – The securities of companies with smaller market capitalizations trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of other securities. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.
      Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focusing investments in a limited number of countries or geographic regions), Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

42

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 34.40% (2Q1999)
Lowest Quarter: -28.24% (2Q1998)
Year-to-Date (as of 3/31/07): 2.68%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				12/9/93

Return Before Taxes	27.65%	31.09%	14.51%	12.06%

Return After Taxes on Distributions	22.46%	28.81%	12.82%	10.64%

Return After Taxes on Distributions and Sale of Fund Shares	21.59%	27.16%	12.19%	10.13%

S&P/IFCI (Investable) Composite Index	35.11%	28.71%	10.55%	7.82%

Class IV				1/9/98

Return Before Taxes	27.66%	31.13%	N/A	17.63%

S&P/IFCI (Investable) Composite Index	35.11%	28.71%	N/A	15.20%

Class V*				8/4/03

Return Before Taxes	27.69%	N/A	N/A	39.65%

S&P/ IFCI (Investable) Composite Index	35.11%	N/A	N/A	37.77%

Class VI				6/30/03

Return Before Taxes	27.78%	N/A	N/A	40.08%

S&P/IFCI (Investable) Composite Index	35.11%	N/A	N/A	38.67%

* For the period from October 27, 2004 to February 11, 2005, no Class V shares were outstanding. The returns shown above for that period are those of Class IV shares, which have higher expenses. Therefore, the returns shown above would have been higher if Class V shares had been outstanding during that period.
Fees and expenses
      The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class IV	Class V	Class VI

Purchase premium (as a percentage of amount invested)	0.80%[1]	0.80%[1]	0.80%[1]	0.80%[1]
Redemption fee (as a percentage of amount redeemed)	0.80%[1,2]	0.80%[1,2]	0.80%[1]	0.80%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV	Class V	Class VI

Management fee	0.81%	0.81%	0.81%	0.81%
Shareholder service fee	0.15%	0.105%	0.085%	0.055%
Other expenses	0.13%	0.13%	0.13%	0.13%
Acquired fund fees and expenses (underlying Fund expenses)	0.01%[3]	0.01%[3]	0.01%[3]	0.01%[3]
Total annual fund operating expenses	1.10%	1.06%	1.04%	1.01%
Expense reimbursement	0.01%[4]	0.01%[4]	0.01%[4]	0.01%[4]
Net aggregate annual expenses (Fund and underlying Fund expenses)	1.09%	1.05%	1.03%	1.00%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 Applies only to shares acquired on or after June 1, 1995 (including shares acquired by reinvestment of dividends or other distribution). With respect to Class III shares purchased through third-party intermediaries and any shares acquired prior to March 27, 2002, the level of redemption fee charged by the Fund is 0.40%.
3 The amounts indicated are based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 28, 2007, which have been restated to reflect current fees of certain of the underlying Funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, custodial fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.81% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$273	$513	$772	$1,515	$190	$424	$676	$1,398
Class IV	$269	$501	$751	$1,469	$186	$411	$655	$1,352
Class V	$267	$494	$740	$1,446	$184	$405	$644	$1,329
Class VI	$264	$485	$725	$1,412	$181	$396	$628	$1,295
            ** After reimbursement

43

GMO EMERGING COUNTRIES FUND	Fund Inception Date: 8/29/97
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world’s non-developed countries (“emerging countries”), which excludes countries that are included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries.
      The Manager uses proprietary quantitative models and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund’s performance relative to its benchmark. The Manager’s evaluation and selection decisions for countries and stocks are based on several factors and models, including:

•	Countries – value, momentum, and macroeconomic models; and

•	Stocks – earnings and price momentum, price to earnings ratios, price to book ratios, and quality.
      The factors considered and models used by the Manager may change over time. The Fund has a value bias relative to many other traditional emerging countries funds.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash-like investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.
Benchmark
      The Fund’s benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor’s and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging markets, calculated on a total return basis. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited by low trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it typically makes emerging country equity investments, and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

•	Smaller Company Risk – The securities of companies with smaller market capitalizations trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of other securities. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.
      Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focusing investments in a limited number of countries or geographic regions), Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

44

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 60.80% (2Q1999)
Lowest Quarter: -28.87% (2Q1998)
Year-to-Date (as of 3/31/07): 1.96%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				8/29/97

Return Before Taxes	29.52%	30.56%	N/A	14.20%

Return After Taxes on Distributions	23.01%	27.59%	N/A	12.58%

Return After Taxes on Distributions and Sale of Fund Shares	25.46%	26.48%	N/A	12.14%

S&P/IFCI (Investable) Composite Index	35.11%	28.71%	N/A	11.07%

Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.65%
Shareholder service fee	0.15%
Other expenses	0.26%[1]
Total annual operating expenses	1.06%
Expense reimbursement	0.00%[2]
Net annual expenses	1.06%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 1.00% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$108	$337	$585	$1,294
             * After reimbursement

45

 GMO EMERGING MARKETS OPPORTUNITIES FUND
 (formerly known as GMO Emerging Markets Quality Fund)
Fund Inception Date: 2/18/98
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world’s non-developed markets (“emerging markets”), which excludes countries that are included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging markets.
      The Manager uses proprietary quantitative models and fundamental analysis to evaluate and select individual countries and stocks. The Manager’s evaluation and selection decisions for countries and stocks are based on several factors and models, including:

•	Countries – value, momentum, and macroeconomic models; and

•	Stocks – earnings and price momentum, price to earnings ratios, price to book ratios, and quality.
      The factors considered and the models used by the Manager may change over time. The Fund does not expect to invest in initial public offerings and other limited offerings.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash-like investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.
Benchmark
      The Fund’s benchmark is the S&P/ IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor’s and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging markets, calculated on a total return basis.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk– Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging markets, which tend to be more volatile than developed markets.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited by low trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it typically makes emerging market equity investments, and may make investments in companies with smaller market capitalizations.

•	Smaller Company Risk – The securities of companies with smaller market capitalizations trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of other securities.
      Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focusing investments in a limited number of countries or geographic regions), Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

46

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      Effective September 23, 2004, material changes were made to the Fund’s investment objective and principal investment strategies, which were accompanied by a reduction in the Fund’s management fee rate. Performance information for Class III shares prior to September 23, 2004 reflects the Fund’s performance prior to those changes in its investment program, as well as the higher annual operating expenses incurred by the Fund prior to the reduction in the Fund’s management fee rate.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 59.86% (2Q1999)
Lowest Quarter: -19.86% (3Q1999)
Year-to-Date (as of 3/31/07): 1.64%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				2/18/98

Return Before Taxes	28.83%	31.26%	N/A	13.96%

Return After Taxes on Distributions	27.36%	28.62%	N/A	12.01%

Return After Taxes on Distributions and Sale of Fund Shares	19.69%	26.97%	N/A	11.46%

S&P/ IFCI (Investable) Composite Index[a]	35.11%	28.71%	N/A	14.22%

S&P/ IFCI (Investable) Composite Index+[b]	35.11%	31.17%	N/A	16.32%

Class VI				9/23/04

Return Before Taxes	28.99%	N/A	N/A	35.80%

S&P/ IFCI (Investable) Composite Index[a]	35.11%	N/A	N/A	40.18%

S&P/ICFI (Investable) Composite Index+[b]	35.11%	N/A	N/A	40.18%

a Fund’s benchmark.
b The S&P/ IFCI (Investable) Composite Index+ is a composite index computed by the Manager and represents (i) the GMO Asia 7 Index from 2/18/98 to 9/22/04 and (ii) the S&P/ IFCI (Investable) Composite Index from 9/23/04 to present, each of which was the Fund’s benchmark during the periods indicated.
Fees and expenses
      The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder Fees
(fees paid directly from your investment)	Class III	Class VI

Purchase premium (as a percentage of amount invested)	0.50%[1]	0.50%[1]
Redemption fee (as a percentage of amount redeemed)	0.50%[1,2]	0.50%[1,2]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class VI

Management fee	0.40%	0.40%
Shareholder service fee	0.15%	0.055%
Other expenses	0.18%[3]	0.18%[3]
Total annual operating expenses	0.73%	0.64%
Expense reimbursement	0.03%[4]	0.03%[4]
Net annual expenses	0.70%	0.61%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 Shares acquired prior to March 27, 2002 will be subject to a redemption fee of 0.40%.
3 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, custodial fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.40% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$173	$336	$512	$1,025	$121	$279	$451	$949
Class VI	$164	$307	$464	$918	$112	$251	$402	$842

*	After reimbursement

47

GMO TAX-MANAGED INTERNATIONAL EQUITIES FUND	Fund Inception Date: 7/29/98
Investment Objective
      High after-tax total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in non-U.S. companies that issue stocks included in the MSCI EAFE universe (which is larger than, but generally represented by, the MSCI EAFE Index), plus companies in Canada and emerging countries. The Manager uses quantitative models integrated with tax management techniques to provide broad exposure to the international equity markets to investors subject to U.S. federal income tax. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.
      The Manager uses proprietary quantitative models to seek out stocks it considers to be undervalued (generally, these stocks trade at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and/or positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for factors such as position size, country weight, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Manager considers the tax effects of a proposed purchase or sale of a stock in conjunction with the return forecast of that stock and its potential contribution to the overall portfolio. The Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of unrealized gains and losses in the Fund’s portfolio.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. The Fund may make investments in emerging countries, but these investments generally will represent 15% or less of the Fund’s total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to: (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.
Benchmark
      The Fund’s benchmark is the EAFE Index (after tax), computed by the Manager by adjusting the return of the MSCI EAFE Index (Europe, Australasia, and Far East) by its tax cost. The Manager estimates the MSCI EAFE Index’s tax cost by applying the maximum historical applicable individual federal tax rate to the MSCI EAFE Index’s dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the MSCI EAFE Index). The MSCI EAFE Index is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and an investor may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
      Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

48

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares (Before Tax)
Years Ending December 31
Highest Quarter: 19.70% (2Q2003)
Lowest Quarter: -15.06% (3Q2002)
Year-to-Date (as of 3/31/07): 4.80%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				7/29/98

Return Before Taxes	25.42%	20.22%	N/A	11.84%

Return After Taxes on Distributions	24.47%	19.63%	N/A	11.26%

Return After Taxes on Distributions and Sale of Fund Shares	18.02%	17.81%	N/A	10.30%

MSCI EAFE Index	26.34%	14.98%	N/A	6.99%

MSCI EAFE Index (after tax)[a]	24.74%	14.28%	N/A	7.99%

a Fund’s benchmark (computed by the Manager).
Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.54%
Shareholder service fee	0.15%
Other expenses	0.08%[1]
Total annual operating expenses	0.77%
Expense reimbursement	0.08%[2]
Net annual expenses	0.69%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.54% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$70	$238	$420	$947
             * After reimbursement

49

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50

FIXED INCOME FUNDS
        General. The Fixed Income Funds invest substantially all of their assets in fixed income securities. As noted on page 1 of this Prospectus, investing includes indirect investment in another Fund. For purposes of this Prospectus, the term “fixed income securities” includes (i) obligations of an issuer to make payments of principal and/or interest on future dates and (ii) synthetic debt instruments created by the Manager by combining a futures contract, swap contract, currency forward or option on a non-synthetic fixed income security with cash, a cash equivalent, or a non-synthetic fixed income security. For purposes of this Prospectus, the term “bond” refers to any fixed income security. Some Fixed Income Funds may also invest in sovereign debt, which is a fixed income security issued or guaranteed by a government or a governmental agency or political subdivision. In some cases, the sovereign may include governments, agencies, or political subdivisions of emerging countries (also referred to as emerging markets). Emerging countries include the world’s less developed countries. In addition, some Fixed Income Funds may invest in fixed income securities issued by companies tied economically to emerging countries.
      For purposes of this Prospectus, the term “investment grade” refers to a rating of Baa3/BBB- or better given by Moody’s Investors Service, Inc. (“Moody’s”)/ Standard & Poor’s (“S&P”) to a particular fixed income security, and the term “below investment grade” refers to any rating below Baa3/BBB- given by Moody’s/S&P to a particular fixed income security. Fixed income securities rated below investment grade are also known as “junk bonds.” In addition, in this Prospectus, investment-grade fixed income securities that are given a rating of Aa/AA or better by Moody’s/S&P are referred to as “high quality” and investment-grade fixed income securities that are given a rating below Aa/AA but above Baa3/BBB- by Moody’s/S&P are referred to as “lower rated.” Securities referred to in this Prospectus as investment grade, below investment grade, high quality, or lower rated include not only securities rated by Moody’s and S&P, but also unrated securities determined by the Manager to have credit qualities comparable to securities rated by Moody’s and/or S&P as investment grade, below investment grade, high quality, or lower rated, as applicable.
      Duration. The Manager employs a variety of techniques to adjust the sensitivity of a Fixed Income Fund’s value to changes in interest rates. This sensitivity is often measured by, and correlates with, the portfolio’s duration. For example, the value of an investment held by a Fixed Income Fund with a duration of five years will decrease by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years will increase by approximately 6% with every 1% decrease in interest rates. In many cases, the “Principal investment strategies” section of a Fixed Income Fund’s summary provides the duration of the Fund’s portfolio. The Manager determines a Fixed Income Fund’s duration by aggregating the durations of the Fund’s direct and indirect individual holdings. The Manager may alter the effective duration of a Fund to a significant extent through the use of derivatives. The Manager may determine duration by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration.
      Derivatives and Leverage. The Fixed Income Funds are not limited in the extent to which they may use derivatives or in the absolute face value of their derivatives positions. As a result, they may be leveraged in relation to their assets. However, the Manager seeks to manage the effective market exposure of each Fund relative to its benchmark.
      Investments in Other Funds. Many of the Fixed Income Funds invest in other GMO Funds. In particular, several of the Fixed Income Funds invest a substantial portion of their assets in GMO Short-Duration Collateral Fund (“SDCF”) pursuant to an exemptive order granted by the SEC to generate a cash-like return. Fixed Income Funds that seek exposure to sovereign debt of emerging countries generally do so by investing in Emerging Country Debt Fund (“ECDF”) rather than by holding sovereign debt directly. ECDF is described on page 64 of this Prospectus. In addition, Fixed Income Funds that seek exposure to global interest rate markets may do so by investing in GMO World Opportunity Overlay Fund (“Overlay Fund”). For information regarding SDCF and Overlay Fund, see “Investment in GMO Funds Offered Through Separate Private Placement Memoranda” on page 146 of this Prospectus.

51

GMO DOMESTIC BOND FUND	Fund Inception Date: 8/18/94

Investment objective
      Total return in excess of that of its benchmark.
Principal investment strategies
      Under normal circumstances, the Fund invests at least 80% of its assets in bonds tied economically to the U.S. The Fund invests:

•	a substantial portion of its total assets in shares of Short-Duration Collateral Fund (which primarily invests in high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers);

•	in U.S. investment-grade bonds, including asset-backed securities and U.S. government securities (including securities neither guaranteed nor insured by the U.S. government); and

•	in derivatives (including synthetic debt instruments) whose value is related to U.S. investment-grade bonds.
The Fund also may invest a portion of its assets in foreign bonds and lower-rated securities.
      The Manager employs fundamental investment techniques to identify bonds the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process.
      The Manager normally seeks to cause the duration of the Fund to approximate that of its benchmark (4.51 years as of 05/31/07). Some investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund), causing the Fund to incur higher transaction costs.
Benchmark
      The Fund’s benchmark is the Lehman Brothers U.S. Government Index, an independently maintained and published U.S. government bond index.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates. In addition, the Fund’s investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Focused Investment Risk – Focusing investments in industries with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).
      Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty or a borrower of the Fund’s securities), Liquidity Risk (difficulty in selling Fund investments), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), and Leveraging Risk (increased risks from use of derivatives).

52

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 6.61% (3Q2002)
Lowest Quarter: -2.53% (2Q2004)
Year-to-Date (as of 3/31/07): 1.45%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				8/18/94

Return Before Taxes	3.69%	5.29%	6.36%	6.77%

Return After Taxes on Distributions	1.93%	3.64%	3.89%	4.19%

Return After Taxes on Distributions and Sale of Fund Shares	2.40%	3.61%	3.95%	4.23%

Lehman Brothers U.S. Government Index	3.48%	4.64%	6.01%	6.47%

Class VI				7/26/05

Return Before Taxes	3.79%	N/A	N/A	3.25%

Lehman Brothers U.S. Government Index	3.48%	N/A	N/A	2.99%

Fees and expenses
      The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class VI

Management fee	0.10%	0.10%
Shareholder service fee	0.15%	0.055%
Other expenses	0.04%	0.04%
Acquired fund fees and expenses (underlying Fund expenses)	0.01%[1]	0.01%[1]
Total annual fund operating expenses	0.30%	0.21%
Expense reimbursement	0.04%[2]	0.04%[2]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.26%	0.17%
1 The amounts indicated are based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 28, 2007, which have been restated to reflect current fees of certain of the underlying Funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were less than 0.01% and 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
2 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.10% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$27	$95	$169	$388
Class VI	$17	$64	$114	$264
             * After reimbursement

53

GMO CORE PLUS BOND FUND	Fund Inception Date: 4/30/97
Investment objective
      Total return in excess of that of its benchmark.
Principal investment strategies
      The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in bonds.
      The Manager may implement its strategies: (i) by purchasing U.S. and foreign bonds and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter (“OTC”) derivatives. To do so, the Fund may invest:

•	a substantial portion of its total assets in shares of Short-Duration Collateral Fund (to generate a cash-like return for the Fund’s synthetic positions, and/or to gain exposure to high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers);

•	in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives (to gain exposure to the global interest rate and currency markets);

•	in U.S. and foreign investment-grade bonds, including U.S. and foreign government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government) and foreign governments, corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	to a significant extent in credit default swaps to seek to replicate the returns of the Fund’s benchmark and/or to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers;

•	in shares of World Opportunity Overlay Fund (“Overlay Fund”) (to gain exposure to global interest rate markets, mainly through Overlay Fund’s use of interest rate swaps); and

•	up to 5% of the Fund’s total assets in sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of Emerging Country Debt Fund (“ECDF”).
      The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.
      The Manager normally seeks to maintain the Fund’s portfolio duration within ±2 years of the benchmark’s duration (4.67 years as of 05/31/07).
Benchmark
      The Fund’s benchmark is the Lehman Brothers U.S. Aggregate Index, an independently maintained and published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates. In addition, the Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These risks are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including credit default swaps and other types of swap contracts with longer-term maturities, and as a result may have significant exposure to a single swap counterparty.
      Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), and Focused Investment Risk (increased risk from the Fund’s focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

54

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 5.94% (2Q2003)
Lowest Quarter: -3.24% (2Q2004)
Year-to-Date (as of 3/31/07): 0.68%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				4/30/97

Return Before Taxes	5.63%	6.58%	N/A	7.06%

Return After Taxes on Distributions	3.83%	4.36%	N/A	4.64%

Return After Taxes on Distributions and Sale of Fund Shares	3.66%	4.30%	N/A	4.59%

Lehman Brothers U.S. Aggregate Index	4.33%	5.06%	N/A	6.36%

Class IV				7/26/05

Return Before Taxes	5.68%	N/A	N/A	5.42%

Lehman Brothers U.S. Aggregate Index	4.33%	N/A	N/A	3.53%

Fees and expenses
      The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.25%	0.25%
Shareholder service fee	0.15%[1]	0.10%[1]
Other expenses	0.05%	0.05%
Acquired fund fees and expenses (underlying Fund expenses)	0.05%[2]	0.05%[2]
Total annual fund operating expenses	0.50%	0.45%
Expense reimbursement/waiver	0.06%[1,3]	0.06%[1,3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.44%	0.39%
1 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds the applicable shareholder service fee set forth in the table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the table above.
2 The amounts indicated are based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 28, 2007, which have been restated to reflect current fees of certain of the underlying Funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.03% and 0.02%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF’s Excluded Fund Fees and Expenses), exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$45	$156	$278	$634
Class IV	$40	$141	$251	$572
             * After reimbursement

55

GMO INTERNATIONAL BOND FUND	Fund Inception Date: 12/22/93
Investment objective
      Total return in excess of that of its benchmark.
Principal investment strategies
      The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in bonds.
      The Manager may implement its strategies: (i) by purchasing bonds denominated in various currencies and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter (“OTC”) derivatives. To do so, the Fund may invest:

•	a substantial portion of its total assets in shares of Short-Duration Collateral Fund (to generate a cash-like return for the Fund’s synthetic positions, and/or to gain exposure to high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers);

•	in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives (to gain exposure to the global interest rate and currency markets);

•	in investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	in shares of World Opportunity Overlay Fund (“Overlay Fund”) (to gain exposure to global interest rate markets, mainly through Overlay Fund’s use of interest rate swaps); and

•	up to 5% of the Fund’s total assets in sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of Emerging Country Debt Fund (“ECDF”).
The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.
      The Manager normally seeks to maintain the Fund’s portfolio duration within ±2 years of the benchmark’s duration (6.44 years as of 05/31/07).
Benchmark
      The Fund’s benchmark is the JPMorgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates. In addition, the Fund’s investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These risks are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and as a result may have significant exposure to a single swap counterparty.
      Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), and Focused Investment Risk (increased risk from the Fund’s focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

56

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 15.75% (2Q2002)
Lowest Quarter: -5.78% (1Q1999)
Year-to-Date (as of 3/31/07): 0.73%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				12/22/93

Return Before Taxes	8.11%	11.16%	5.70%	7.90%

Return After Taxes on Distributions	5.85%	7.50%	3.19%	4.94%

Return After Taxes on Distributions and Sale of Fund Shares	5.34%	7.41%	3.36%	4.99%

JPMorgan Non-U.S. Government Bond Index	6.84%	9.49%	4.68%	5.83%

Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.25%
Shareholder service fee	0.15%[1]
Other expenses	0.06%[2]
Acquired fund fees and expenses (underlying Fund expenses)	0.05%[3]
Total annual fund operating expenses	0.51%
Expense reimbursement/waiver	0.08%[1,4]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.43%
1 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.
2 “Other expenses” have been restated to reflect current fees.
3 The amount indicated is based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 28, 2007, which have been restated to reflect current fees of certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.03% and 0.02%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$44	$160	$286	$655
             * After reimbursement

57

 GMO STRATEGIC FIXED INCOME FUND
Fund Inception Date: 5/31/06
Investment objective
     Total return in excess of that of its benchmark.
Principal investment strategies
     The Fund typically invests in fixed income securities included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities.
     The Manager may implement its strategies: (i) by purchasing U.S. and foreign bonds and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter (“OTC”) derivatives. To do so, the Fund may invest:

•	a substantial portion of its total assets in shares of Short-Duration Collateral Fund (to generate a cash-like return for the Fund’s synthetic positions, and/or to gain exposure to high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers);

•	in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives (to gain exposure to the global interest rate and currency markets);

•	in U.S. and foreign investment-grade bonds, including U.S. and foreign government securities and asset-backed securities issued by U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), and foreign governments, corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	in shares of World Opportunity Overlay Fund (“Overlay Fund”) (to gain exposure to global interest rate markets, mainly through Overlay Fund’s use of interest rate swaps); and

•	up to 5% of the Fund’s total assets in sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of Emerging Country Debt Fund (“ECDF”).
     The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.
     The Manager seeks to maintain the Fund’s portfolio duration within ±2 years of the benchmark’s duration. The Manager may, in the future, depending on the Manager’s assessment of interest rate conditions, change the Fund’s benchmark to another nationally recognized debt index with a duration between 90 days and 15 years.
Benchmark
     The Fund’s benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar euro deposits. The duration of the Fund’s benchmark is generally 90 days.
Principal risks of investing in the Fund
     The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates. In addition, the Fund’s investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These risks are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and as a result may have significant exposure to a single swap counterparty.
     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), and Focused Investment Risk (increased risk from the Fund’s focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

58

Performance
      Because the Fund has not yet completed a full calendar year of operations as of the date of this prospectus, performance information for the Fund is not included.
Fees and expenses
      The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III		Class VI

Management fee	0.25%		0.25%
Shareholder service fee	0.15%	[1]	0.055%	[1]
Other expenses	0.05%	[2]	0.05%	[2]
Acquired fund fees and expenses (underlying Fund expenses)	0.09%	[2,3]	0.09%	[2,3]
Total annual fund operating expenses	0.54%	[2]	0.45%	[2]
Expense reimbursement/waiver	0.06%	[1,2,4]	0.06%	[1,2,4]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.48%	[2]	0.39%	[2]
1 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceed the applicable shareholder service fee set forth in the table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the table above.
2 The amounts indicated above are annualized.
3 The amounts indicated are based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal period ended February 28, 2007, which have been restated to reflect current fees of certain of the underlying Funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.07% and 0.02%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund (including annualized direct expenses and annualized indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$49	$169	$300	$683
Class VI	$40	$141	$251	$572
             * After reimbursement

59

GMO CURRENCY HEDGED INTERNATIONAL BOND FUND	Fund Inception Date: 9/30/94
Investment objective
      Total return in excess of that of its benchmark.
Principal investment strategies
      The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in bonds.
      The Manager may implement its strategies: (i) by purchasing bonds denominated in various currencies and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter (“OTC”) derivatives. To do so, the Fund may invest:

•	a substantial portion of its assets in shares of Short-Duration Collateral Fund (to generate a cash-like return for the Fund’s synthetic positions, and/or to gain exposure to high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers);

•	in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives (to gain exposure to the global interest rate and currency markets);

•	in investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	in shares of World Opportunity Overlay Fund (“Overlay Fund”) (to gain exposure to global interest rate markets, mainly through Overlay Fund’s use of interest rate swaps); and

•	up to 5% of the Fund’s total assets in sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of Emerging Country Debt Fund (“ECDF”).
      The Fund generally attempts to hedge at least 75% of its net foreign currency exposure into U.S. dollars.
      The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.
      The Manager normally seeks to maintain the Fund’s portfolio duration within ±2 years of the benchmark’s duration (6.53 years as of 05/31/07).
Benchmark
      The Fund’s benchmark is the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan), an independently maintained and published index composed of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are hedged into U.S. dollars.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates. In addition, the Fund’s investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These risks are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and as a result may have significant exposure to a single swap counterparty.
      Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments denominated in foreign currencies, or that the U.S. dollar declines in value relative to the foreign currency being hedged by the Fund), and Focused Investment Risk (increased risk from the Fund’s focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

60

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 6.48% (3Q1997)
Lowest Quarter: -3.58% (4Q2002)
Year-to-Date (as of 3/31/07): -0.11%

Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				9/30/94

Return Before Taxes	2.45%	6.04%	7.26%	9.91%

Return After Taxes on Distributions	2.20%	4.12%	3.68%	5.96%

Return After Taxes on Distributions and Sale of Fund Shares	1.93%	4.06%	3.96%	6.07%

JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)[a]	1.79%	5.18%	6.49%	7.81%

JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)+[b]	1.79%	4.78%	6.49%	7.88%

a Fund’s benchmark
b The JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)+ is a composite benchmark computed by the Manager, and represents the JPMorgan Non-U.S. Government Bond Index (Hedged) prior to 12/31/03 and the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) thereafter, each of which was the Fund’s benchmark during the periods indicated.
Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.25%
Shareholder service fee	0.15%[1]
Other expenses	0.06%
Acquired fund fees and expenses (underlying Fund expenses)	0.05%[2]
Total annual fund operating expenses	0.51%
Expense reimbursement/waiver	0.07%[1,3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.44%
1 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.
2 The amount indicated is based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 28, 2007, which have been restated to reflect current fees of certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.03% and 0.02%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$45	$161	$287	$656
              * After reimbursement

61

GMO GLOBAL BOND FUND	Fund Inception Date: 12/28/95
Investment objective
      Total return in excess of that of its benchmark.
Principal investment strategies
      The Fund typically invests in bonds included in the Fund’s benchmark and in securities and instruments with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in bonds.
      The Manager may implement its strategies: (i) by purchasing bonds denominated in various currencies and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter (“OTC”) derivatives. To do so, the Fund may invest:

•	a substantial portion of its assets in shares of Short-Duration Collateral Fund (to generate a cash-like return for the Fund’s synthetic positions, and/or to gain exposure to high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers);

•	in futures contracts, currency options, currency forwards, swap contracts, and other types of derivatives (to gain exposure to the global interest rate and currency markets);

•	in investment-grade bonds denominated in various currencies, including foreign and U.S. government securities and asset-backed securities issued by foreign governments and U.S. government agencies (including securities neither guaranteed nor insured by the U.S. government), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	in shares of World Opportunity Overlay Fund (“Overlay Fund”) (to gain exposure to global interest rate markets, mainly through Overlay Fund’s use of interest rate swaps); and

•	up to 5% of the Fund’s total assets in sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of Emerging Country Debt Fund (“ECDF”).
      The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets, to determine currency and interest rate exposures, and to identify investments the Manager believes are undervalued or may provide downside protection. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark, using derivatives and other instruments to adjust its foreign currency exposure independently of its exposure to interest rate markets.
      The Manager normally seeks to maintain the Fund’s portfolio duration within ±2 years of the benchmark’s duration (6.00 years as of 05/31/07).
Benchmark
      The Fund’s benchmark is the JPMorgan Global Government Bond Index, an independently maintained and published index composed of government bonds of 13 developed countries, including the U.S., with maturities of one year or more.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates. In addition, the Fund’s investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These risks are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and as a result may have significant exposure to a single swap counterparty.
      Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), and Focused Investment Risk (increased risk from the Fund’s focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

62

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 13.28% (2Q2002)
Lowest Quarter: -4.98% (1Q1999)
Year-to-Date (as of 3/31/07): 0.91%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				12/28/95

Return Before Taxes	8.53%	9.74%	6.22%	6.82%

Return After Taxes on Distributions	6.99%	5.89%	3.47%	3.99%

Return After Taxes on Distributions and Sale of Fund Shares	5.54%	5.98%	3.63%	4.10%

JPMorgan Global Government Bond Index	5.94%	8.31%	5.32%	5.23%

Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.19%
Shareholder service fee	0.15%[1]
Other expenses	0.10%
Acquired fund fees and expenses (underlying Fund expenses)	0.05%[2]
Total annual fund operating expenses	0.49%
Expense reimbursement/waiver	0.06%[1,3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.43%
1 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.
2 The amount indicated is based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 28, 2007, which have been restated to reflect current fees of certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.03% and 0.02%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF’s Excluded Fund Fees and Expenses) exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$44	$155	$277	$633
             * After reimbursement

63

GMO EMERGING COUNTRY DEBT FUND	Fund Inception Date: 4/19/94
Investment objective
      Total return in excess of that of its benchmark.
Principal investment strategies
      The Fund invests primarily in sovereign debt of emerging countries. These investments may include Brady bonds, Euro bonds, and bank loans to emerging countries. In addition, the Fund may invest a portion of its assets in debt investments issued by companies tied economically to emerging countries and other foreign fixed income securities, including asset-backed securities issued by foreign governments and private issuers. Under normal circumstances, the Fund invests at least 80% of its assets in debt investments tied economically to emerging countries. The Fund typically uses credit default swaps, and may do so to a significant extent, to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers. A substantial portion of the Fund’s holdings are typically below investment grade. The Fund may acquire or hold debt investments that are in default and therefore are not making any payments of principal or interest. Generally, at least 75% of the Fund’s assets are denominated in, or hedged into, U.S. dollars. In pursuing its investment objective, the Fund also typically uses exchange-traded and over-the-counter (“OTC”) derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards, and futures.
      The Manager emphasizes a “bottom-up” approach to examining and selecting investments, and uses analytical techniques to identify inefficiencies in the pricing of emerging country debt investments and to identify those the Manager believes are undervalued. The assessment of the Manager also determines country allocations based on its fundamental outlook for a country.
      The Manager normally seeks to cause the interest rate duration of the Fund’s portfolio to approximate that of its benchmark (6.15 years as of 05/31/07).
Benchmark
      The Fund’s benchmark is the JPMorgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of over 30 countries.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These risks are greater for the Fund because the economies of emerging countries tend to be more volatile than the economies of developed countries.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is typically below investment grade. In addition, the Fund typically uses OTC derivatives, including credit default swaps and other types of swap contracts with longer-term maturities, and as a result may have significant exposure to a single swap counterparty. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets, the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Leveraging Risk – Because the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, the Fund may be leveraged in relation to its assets. Leverage may increase the Fund’s portfolio losses and reduce opportunities for gain when interest rates or currency rates are changing.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited by low trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is not widely traded and which may be subject to purchase and sale restrictions. In addition, because the Fund typically invests in securities that are less liquid than those in its benchmark, in rapidly declining markets, the percentage decline in the Fund’s investments is likely to exceed that of its benchmark.
      Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focusing investments in a limited number of countries or geographic regions), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), and Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund).

64

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 18.09% (4Q1999)
Lowest Quarter: -34.91% (3Q1998)
Year-to-Date (as of 3/31/07): 3.43%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				4/19/94

Return Before Taxes	13.95%	20.64%	15.86%	19.90%

Return After Taxes on Distributions	9.18%	15.19%	9.69%	13.01%

Return After Taxes on Distributions and Sale of Fund Shares	9.81%	14.77%	9.76%	12.98%

JPMorgan EMBIG[a]	9.88%	14.08%	10.67%	13.40%

JPMorgan EMBIG+[b]	9.88%	14.08%	10.57%	13.27%

Class IV				1/9/98

Return Before Taxes	13.91%	20.71%	N/A	14.86%

JPMorgan EMBIG[a]	9.88%	14.08%	N/A	10.83%

JPMorgan EMBIG +[b]	9.88%	14.08%	N/A	10.67%

a Fund’s benchmark.
b The JPMorgan Emerging Markets Bond Index Global (“EMBIG”) + is a composite benchmark computed by the Manager, and represents (i) the JPMorgan Emerging Markets Bond Index (“EMBI”) prior to 8/31/95, (ii) the JPMorgan EMBI + through 12/31/99, and (iii) the JPMorgan EMBIG thereafter, each of which was the Fund’s benchmark during the periods indicated.
Fees and expenses
      The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class IV

Purchase premium (as a percentage of amount invested)	0.50%[1]	0.50%[1]
Redemption fee (as a percentage of amount redeemed)	0.25%[1,2]	0.25%[1,2]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class IV

Management fee	0.35%	0.35%
Shareholder service fee	0.15%	0.10%
Other expenses	0.55%[3]	0.55%[3]
Total annual fund operating expenses	1.05%	1.00%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.
2 Applies only to shares acquired on or after July 1, 1995 (including shares acquired by reinvestment of dividends or other distributions on or after such date).
3 “Other expenses” reflect inclusion of interest expense incurred by the Fund as a result of entering into reverse repurchase agreements. For the fiscal year ended February 28, 2007, other expenses (before addition of interest expense) and interest expense were 0.07% and 0.48%, respectively. “Other expenses” reflect the aggregate of direct expenses associated with an investment in the Fund and the indirect net expenses associated with the Fund’s investment in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal year ended February 28, 2007. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees and expenses of underlying Funds were less than 0.01%.
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class III	$182	$410	$657	$1,363	$157	$382	$626	$1,326
Class IV	$177	$395	$630	$1,305	$151	$367	$600	$1,268

65

GMO SHORT-DURATION INVESTMENT FUND	Fund Inception Date: 4/18/90
Investment objective
      Provide current income.
Principal investment strategies
      The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund seeks to achieve this objective by investing a substantial portion of its assets in Short-Duration Collateral Fund (“SDCF”), which primarily invests in high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers. In addition, the Fund invests in high quality fixed income securities, which may include high quality asset-backed securities issued by private issuers, U.S. government and agency securities (including securities neither guaranteed nor insured by the U.S. government), corporate debt securities, money market instruments, prime commercial paper and master demand notes, and certificates of deposit, bankers’ acceptances, and other bank obligations. The Fund also may enter into credit default swaps, repurchase agreements and use exchange-traded and over-the-counter (“OTC”) derivatives, including futures contracts that may not be considered to be high quality due to the creditworthiness of the counterparties to these agreements. While the Fund makes investments in high quality fixed income securities, it may choose not to dispose of a security whose rating is lowered after purchase.
      In selecting fixed income securities for the Fund’s portfolio, the Manager employs fundamental investment techniques to seek to identify securities with total return opportunities that are high relative to other fixed income securities with similar credit qualities and average lives. The Manager normally seeks to maintain a duration of 365 days or less for the Fund’s portfolio. The Fund may maintain that portfolio duration, for example, by investing in bonds with longer durations, but shortening the effective duration by hedging interest rate exposure through the use of derivatives. The Fund’s dollar-weighted average portfolio maturity may be substantially longer than the Fund’s dollar-weighted average portfolio duration. For an additional discussion of duration, see “Fixed Income Funds – Duration” on page 51.
      The Fund is not a money market fund and is not subject to the portfolio quality, maturity, and other requirements of money market funds. Some investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund), causing the Fund to incur higher transaction costs.
Benchmark
      The Fund’s benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar euro deposits.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Liquidity Risk – The Fund’s or SDCF’s ability to sell securities may be limited by low trading volume, lack of a market maker, or legal restrictions. The Fund invests in high quality fixed income securities, in particular asset-backed securities, that may be less liquid than the securities in its benchmark. As a result, the Fund’s investments may not be as liquid as those of other high quality fixed income funds.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. Nearly all fixed income securities are subject to some credit risk related to the credit quality of the issuers of those securities. The Fund’s investments in asset-backed securities, whose principal and interest payments are supported by pools of other assets, are subject to further credit-related risks, including the risk that the obligors of the underlying assets default on their obligations.

•	Focused Investment Risk – Focusing investments in industries with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates. In addition, the Fund’s investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.
      Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), Derivatives Risk (use of derivatives by the Fund or SDCF may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund or SDCF), Foreign Investment Risk (risks attendant to investments in markets that may be less stable, smaller, less liquid, and less regulated, and have higher trading costs relative to the U.S. markets), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

66

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 2.39% (2Q2006)
Lowest Quarter: -6.35% (4Q2002)
Year-to-Date (as of 3/31/07): 1.58%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				4/18/90 #

Return Before Taxes	6.39%	1.86%	3.72%	4.74%

Return After Taxes on Distributions	4.50%	0.66%	2.01%	2.76%

Return After Taxes on Distributions and Sale of Fund Shares	4.14%	0.89%	2.14%	2.86%

JPMorgan U.S. 3 Month Cash Index	5.25%	2.67%	4.24%	4.79%

# For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.
Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.05%
Shareholder service fee	0.15%
Other expenses	0.16%[1]
Acquired fund fees and expenses (underlying Fund expenses)	0.01%[2]
Total annual fund operating expenses	0.37%
Expense reimbursement	0.16%[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.21%
1 “Other expenses” have been restated to reflect current fees.
2 The amount indicated is based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust (the “underlying Funds”) for the fiscal year ended February 28, 2007, which have been restated to reflect current fees of certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were less than 0.01% and 0.01%, respectively. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
3 The Manager has contractually agreed to reimburse the Fund with respect to expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.05% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$22	$107	$201	$475
             * After reimbursement

67

GMO SHORT-DURATION COLLATERAL SHARE FUND	Fund inception Date: 3/1/06
Investment objective
      Total return in excess of that of its benchmark.
Principal investment strategies
      The Fund invests substantially all of its assets in Short-Duration Collateral Fund (“SDCF”) (an arrangement often referred to as a “master-feeder” structure) (see page 146 for a discussion of SDCF) and, to a limited extent, in cash and cash equivalents. Its investment objective and principal investment strategies, therefore, are identical to those of SDCF.
      SDCF seeks to achieve its investment objective by investing primarily in high quality U.S. and foreign floating rate fixed income securities. Fixed income securities in which SDCF invests include securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). SDCF may invest a substantial portion of its assets in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF may invest in government securities, corporate debt securities, credit default swaps, money market instruments, and commercial paper, and enter into reverse repurchase agreements and repurchase agreements. SDCF’s fixed income securities primarily have floating interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into floating rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, and payment-in-kind features. From time to time, SDCF may acquire or hold fixed income securities that are rated below investment grade. SDCF also may use exchange-traded and over-the-counter (“OTC”) derivatives, including swap contracts, futures, options on futures, options on swaps (or “swaptions”) and other types of options, and forward currency contracts.
      In selecting fixed income securities for SDCF’s portfolio, the Manager employs fundamental investment techniques and quantitative models to seek to identify securities with total return opportunities that are high relative to other fixed income securities with similar credit qualities and average lives.
      Under normal circumstances, the Manager expects that SDCF’s dollar-weighted average portfolio duration will be 365 days or less. SDCF may maintain that portfolio duration, for example, by investing in bonds with longer durations, but shortening the effective duration by hedging interest rate exposure through the use of derivatives. SDCF’s dollar-weighted average portfolio maturity may be substantially longer than SDCF’s dollar-weighted average portfolio duration. For an additional discussion of duration, see “Fixed Income Funds — Duration” on page 51.
      Some investors may invest in the Fund for short-term purposes (e.g., pending investment in another GMO Fund), causing the Fund to incur higher transaction costs. In addition, as a result of such short-term trading, the Fund may hold more cash than other Funds and its performance may not match that of SDCF.
Benchmark
      The Fund’s benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar euro deposits.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The most significant risks of an investment in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of principal risks. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Liquidity Risk – SDCF’s ability to sell securities may be limited by low trading volume, lack of a market maker, or legal restrictions. SDCF invests in high quality fixed income securities, in particular asset-backed securities, that may be less liquid than the securities in the Fund’s and SDCF’s benchmark. As a result, SDCF’s investments may not be as liquid as those of other high quality fixed income funds.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of SDCF’s securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. Nearly all fixed income securities are subject to some credit risk related to the credit quality of the issuers of those securities. SDCF’s investments in asset-backed securities, whose principal and interest payments are supported by pools of other assets, are subject to further credit-related risks, including the risk that the obligors of the underlying assets default on their obligations.

•	Focused Investment Risk – Focusing investments in industries with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for SDCF because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

•	Market Risk – Fixed Income Securities – Typically, the value of SDCF’s fixed income securities will decline during periods of rising interest rates. In addition, SDCF’s investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.
      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by SDCF may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by SDCF), Foreign Investment Risk (risks attendant to investments in markets that may be less stable, smaller, less liquid, and less regulated, and have higher trading costs relative to the U.S. market), and Non-Diversification Risk (the Fund and SDCF are non-diversified investment companies and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified).

68

Performance
      Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.
Fees and expenses
      The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class VI

Management fee	0.05%	0.05%
Shareholder service fee	0.15%	0.055%
Other expenses	0.11%[1]	0.11%[1]
Total annual fund operating expenses	0.31%[1,2]	0.22%[1,2]
Expense reimbursement	0.10%[1,3]	0.10%[1,3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.21%[1]	0.12%[1]
1 The amounts indicated above are annualized.
2 “Other expenses” have been restated to reflect current fees and reflect inclusion of the indirect net expenses associated with the Fund’s investment in SDCF for the fiscal year ended February 28, 2007. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by SDCF in entering into reverse repurchase agreements. Net indirect fees and expenses (before addition of interest expense) and indirect interest expense were less than 0.01% and 0.01%, respectively.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in SDCF, investment-related costs, and other expenses described on page 104 of this Prospectus) exceed 0.05% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund (including annualized direct expenses and annualized indirect expenses of SDCF) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$22	$92	$169	$395
Class VI	$12	$63	$118	$282

*	After reimbursement

69

 GMO INFLATION INDEXED PLUS BOND FUND
Fund Inception Date: 5/31/06
Investment objective
     Total return in excess of that of its benchmark.
Principal investment strategies
     The Fund primarily makes investments that are indexed or otherwise “linked” to general measures of inflation in the country of issue. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. Under normal circumstances, the Fund invests at least 80% of its assets in inflation indexed bonds. For purposes of this Prospectus, “inflation indexed bonds” include instruments that are “linked” to general measures of inflation because their principal and/or interest components change with general movements of inflation in the country of issue.
     The Manager may implement its strategies: (i) by purchasing inflation indexed bonds and/or (ii) synthetically by combining cash or cash-like investments with exchange-traded and over-the-counter (“OTC”) derivatives. To do so, the Fund may invest:

•	a substantial portion of its assets in shares of Short-Duration Collateral Fund (to generate a cash-like return for the Fund’s synthetic positions, and/or to gain exposure to non-inflation indexed (or nominal) high quality U.S. and foreign floating-rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers);

•	in inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government), including Inflation-Protected Securities issued by the U.S. Treasury (TIPS), and inflation indexed bonds issued by corporations;

•	in shares of World Opportunity Overlay Fund (“Overlay Fund”) (to gain exposure to global interest rate markets, mainly through Overlay Fund’s use of interest rate swaps);

•	in futures contracts, swap contracts, currency forwards, currency options and other types of derivatives (to gain synthetic exposure to inflation indexed bonds and/or to global interest rate and currency markets);

•	up to 5% of the Fund’s total assets in sovereign debt of emerging countries (including below investment grade securities (also known as “junk bonds”)), primarily through investment in shares of Emerging Country Debt Fund (“ECDF”); and

•	in non-inflation indexed (or nominal) fixed income securities issued by the U.S. and foreign governments and their agencies or instrumentalities (including securities neither guaranteed nor insured by the U.S. government) and by corporations (to gain direct exposure to such securities and/or for use as part of a synthetic position).
     The Manager seeks to identify investments that, in the opinion of the Manager, represent favorable values relative to their market prices. The Manager employs fundamental investment techniques and quantitative models to determine the relative values of the interest rate and currency markets and to determine currency and interest rate exposures. The Fund takes active overweighted and underweighted positions in particular interest rate markets and currencies outside of those in its benchmark, including through the use of derivatives, adjusting its foreign currency exposure independently of its exposure to interest rate markets.
Benchmark
     The Fund’s benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index, which is independently maintained by Lehman Brothers and consists of Inflation-Protection Securities issued by the U.S. Treasury (TIPS).
Principal risks of investing in the Fund
     The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Fixed Income Securities – Typically, the value of the Fund’s inflation indexed bonds will decline during periods of rising real interest rates. Increases in real interest rates need not be accompanied by increases in nominal interest rates. In such instances, the value of inflation indexed bonds may experience greater declines than non-inflation indexed (or nominal) fixed income investments with similar maturities. There can be no assurance that the value of the Fund’s inflation indexed bond investments will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value. In addition, the Fund’s investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These risks are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Derivatives Risk – The use of derivatives may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and as a result may have significant exposure to a single swap counterparty.
     Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds in which the Fund invests will not perform as expected), Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of derivatives), and Focused Investment Risk (increased risk from the Fund’s focusing investments in industries with high positive correlations to one another). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

70

Performance
      Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.
Fees and expenses
      The table below shows, for each class of shares, the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III		Class IV		Class VI

Management fee	0.25%		0.25%		0.25%
Shareholder service fee	0.15%[1]		0.10%[1]		0.055%[1]
Other expenses	0.05%[2,3]		0.05%[2,3]		0.05%[2,3]
Acquired fund fees and expenses (underlying Fund expenses)	0.07%[3,4]		0.07%[3,4]		0.07%[3,4]
Total annual fund operating expenses	0.51%[3]		0.46%[3]		0.42%[3]
Expense reimbursement/waiver	0.07	% [1,3,5]	0.07	% [1,3,5]	0.07	% [1,3,5]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.45%[3]		0.40%[3]		0.36%[3]
1 The Manager will waive the Fund’s shareholder service fee to the extent that any direct and indirect shareholder service fees borne by the Fund exceed the applicable shareholder service fee set forth in the table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the table above.
2 “Other expenses” have been restated to reflect current fees.
3 The amounts indicated above are annualized.
4 The amounts indicated are based on the indirect net expenses associated with the Fund’s investments in other Funds of the Trust and certain other pooled investment vehicles (the “underlying Funds”) for the fiscal period ended February 28, 2007, which have been restated to reflect current fees of certain of the underlying Funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.05% and 0.02%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
5 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.25% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF’s Excluded Fund Fees and Expenses), exceeds 0.25% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund (including annualized direct expenses and annualized indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*	3 Years	5 Years	10 Years

Class III	$46	$162	$288	$657
Class IV	$41	$146	$261	$596
Class VI	$37	$131	$234	$535
             * After reimbursement

71

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72

ASSET ALLOCATION FUNDS (“FUNDS OF FUNDS”)
        The Asset Allocation Funds invest primarily in other GMO Funds to provide exposure to the investments of the GMO Funds in which they invest (“underlying Funds”). As a result, the Asset Allocation Funds are exposed to the risks of the underlying Funds in which they invest. As described in this prospectus, several of the underlying Funds (e.g., many of the Fixed Income Funds) themselves invest a substantial portion of their assets in other GMO Funds. In addition, some of the Asset Allocation Funds may invest in GMO Alternative Asset Opportunity Fund (“AAOF”), which is offered through a separate private placement memorandum. For more information regarding AAOF, see “Investment in GMO Funds Offered Through Separate Private Placement Memoranda” on page 146.
      References to the Emerging Markets Funds in this section collectively include Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Opportunities Fund. References to the U.S. Equity Funds in this section collectively include U.S. Core Equity Fund, Tobacco-Free Core Fund, U.S. Quality Equity Fund, U.S. Value Fund, U.S. Intrinsic Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, and Real Estate Fund. References to the International Equity Funds in this section collectively include International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Global Growth Fund, Developed World Stock Fund, Currency Hedged International Equity Fund, and International Small Companies Fund. References to the Fixed Income Funds in this section collectively include Domestic Bond Fund, Core Plus Bond Fund, International Bond Fund, Strategic Fixed Income Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Short-Duration Investment Fund, Short-Duration Collateral Share Fund, and Inflation Indexed Plus Bond Fund.

73

GMO U.S. EQUITY ALLOCATION FUND	Fund Inception Date: 12/31/92
Investment objective
      Total return greater than that of its benchmark.
Principal investment strategies
      The Fund is a fund of funds and invests primarily in shares of the U.S. Equity Funds (the “underlying Funds”). The Fund is exposed to U.S. equity securities (including both growth and value style equities and equities of any market capitalization). The Fund seeks exposure to the securities in the Wilshire 5000 Stock Index (an independently maintained and published equity index that measures the performance of all U.S.-headquartered equity securities with readily available price data) through its investments in each of the underlying Funds. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.
      The Manager uses proprietary quantitative models to select the underlying Funds in which the Fund invests and to determine their weightings. These models use rolling multi-year forecasts of relative value and risk among the major sectors in the U.S. equity market (large cap value, large cap growth, large cap core, small- and mid-cap value, small- and mid-cap growth, and real estate/REIT) in which the underlying Funds invest.
      The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows. There are no limits on the Manager’s ability to shift allocations among the underlying Funds.
Benchmark
      The Fund’s benchmark is the Russell 3000 Index, which is independently maintained and published by the Frank Russell Company. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Those companies represents approximately 98% of the total market capitalization of the U.S. equity market. On an annualized basis, the Fund seeks to outperform its benchmark by 2%-3%, net of fees, over a complete market cycle, with low volatility relative to its benchmark.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in unpredictable declines in the value of the Funds’ investments.

•	Smaller Company Risk – The securities of small- and mid-cap companies trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of other securities.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by underlying Funds), Liquidity Risk (difficulty in selling underlying Fund investments), Credit and Counterparty Risk (risk of default of an underlying Fund’s derivatives counterparty or a borrower of an underlying Fund’s securities), Non-Diversification Risk (the Fund and certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by the Fund or an underlying Fund may affect the Fund’s or the underlying Fund’s performance more than if the Fund or the underlying Fund were diversified), and Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries).

74

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 18.06% (2Q2003)
Lowest Quarter: -16.54% (3Q2002)
Year to Date (as of 3/31/07): 0.31%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years*	Incept.*

Class III				12/31/92

Return Before Taxes	10.29%	7.74%	10.88%	13.29%

Return After Taxes on Distributions	8.67%	6.93%	6.15%	8.55%

Return After Taxes on Distributions and Sale of Fund Shares	8.28%	6.50%	6.59%	8.78%

Russell 3000 Index[a]	15.72%	7.17%	8.64%	10.87%

Russell 3000 +[b]	15.72%	7.01%	8.84%	11.16%

a Fund’s benchmark.
b The Russell 3000 + is a composite benchmark computed by the Manager, and represents (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s) until February 28, 2003, and (ii) the Russell 3000 Index thereafter, each of which was the Fund’s benchmark during the periods indicated.
* The Fund’s performance during 2001 was positively affected by approximately 7.50% as a result of the Fund’s receipt of proceeds from litigation settlements relating to securities held by the Fund during prior periods and accounted for by the Fund during 2001.
Fees and expenses
      The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.03%[1]
Redemption fee (as a percentage of amount redeemed)	0.03%[1,2]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%[3]
Shareholder service fee	0.00%[3]
Other expenses	0.04%[3]
Acquired fund fees and expenses (underlying Fund expenses)	0.40%[3,4]
Total annual fund operating expenses	0.44%
Expense reimbursement	0.04%[5]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.40%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive all or a portion of the purchase premium or redemption fee.
2 Applies only to shares acquired on or after June 30, 2003.
3 In connection with a change in the Fund’s investment strategy, effective June 30, 2006, the Fund’s management fee rate was reduced from 0.33% to 0.00% and the shareholder service fee rate for the Fund’s Class III shares was reduced from 0.15% to 0.00%. Management fee, Shareholder service fee and Other expenses have each been restated to reflect current fees. Although the Fund no longer directly charges a management fee or shareholder service fee, it continues to bear indirectly the management fees and shareholder services fees of the underlying Funds in which it invests (see note 4 below).
4 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 28, 2007, which have been restated to reflect current fees for certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.40% and less than 0.01%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
5 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus).
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$47	$152	$267	$603	$44	$149	$264	$599

** After reimbursement

75

GMO INTERNATIONAL EQUITY ALLOCATION FUND	Fund Inception Date: 10/11/96
Investment objective
      Total return greater than that of its benchmark.
Principal investment strategies
      The Fund is a fund of funds and invests primarily in shares of the International Equity Funds (which may include one or more of the Emerging Markets Funds). The Fund also may invest in shares of other GMO Funds, including the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”). While the Fund’s primary exposure is to foreign equity securities (including both growth and value style equities and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), as well as to the investment returns of commodities, and, from time to time, other alternative asset classes.
      The Manager uses proprietary quantitative models to select the underlying Funds in which the Fund invests and to determine their weightings. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities) in which the underlying Funds invest.
      The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.
Benchmark
      The Fund’s benchmark is the MSCI ACWI (All Country World Index) ex-U.S. Index, an international (excluding U.S. and including emerging countries) equity index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%-4%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

      Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling underlying Fund investments), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

76

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 21.27% (2Q2003)
Lowest Quarter: -15.91% (3Q1998)
Year-to-Date (as of 3/31/07): 3.71%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				10/11/96

Return Before Taxes	25.54%	22.30%	12.24%	12.24%

Return After Taxes on Distributions	22.53%	20.67%	10.45%	10.45%

Return After Taxes on Distributions and Sale of Fund Shares	18.73%	19.06%	9.81%	9.82%

MSCI ACWI Ex-U.S. Index	26.65%	16.42%	8.35%	8.35%

Fees and expenses
      The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.16%[1]
Redemption fee (as a percentage of amount redeemed)	0.16%[1,2]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.02%
Acquired fund fees and expenses (underlying Fund expenses)	0.75%[3]
Total annual fund operating expenses	0.77%
Expense reimbursement	0.02%[4]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.75%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive all or a portion of the purchase premium or redemption fee.
2 Applies only to shares acquired on or after June 30, 2003.
3 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 28, 2007, which have been restated to reflect current fees for certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus).
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$109	$284	$474	$1,024	$92	$266	$455	$1,000
             * After reimbursement

77

 GMO INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND
Fund Inception Date: 6/5/06
Investment objective
      Total return greater than that of its benchmark.
Principal investment strategies
      The Fund is a fund of funds and invests primarily in shares of the International Equity Funds (which may include one or more of the Emerging Markets Funds). The Fund also may invest in shares of other GMO Funds, including the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”). While the Fund’s primary exposure is to foreign equity securities (including both growth and value style equities and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), as well as to the investment returns of commodities, and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.
      The Manager uses proprietary quantitative models to select the underlying Funds in which the Fund invests and to determine their weightings. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities) in which the underlying Funds invest.
      The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.
Benchmark
      The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%-4%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of other funds that only invest in less expensive asset classes.

      Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling underlying Fund investments), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited), and Non-Diversification Risk (certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

78

Performance
      Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, performance information for the Fund is not included.
Fees and expenses
      The tables below show the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.03%[1]
Redemption fee (as a percentage of amount redeemed)	0.03%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.04%[2,3]
Acquired fund fees and expenses (underlying Fund expenses)	0.72%[3,4]
Total annual fund operating expenses	0.76%[3]
Expense reimbursement	0.04%[3,5]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.72%[3]
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive all or a portion of the purchase premium or redemption fee.
2 “Other expenses” have been restated to reflect current fees.
3 The amounts indicated above are annualized.
4 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal period ended February 28, 2007, which have been restated to reflect current fees for certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
5 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus).
Example
      This example helps you compare the cost of investing in the Fund (including annualized direct expenses and annualized expected indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$80	$254	$443	$990	$77	$250	$439	$985
             * After reimbursement

79

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND	Fund Inception Date: 11/26/96
Investment objective
          Total return greater than that of its benchmark.
Principal investment strategies
      The Fund is a fund of funds and invests primarily in shares of the International Equity Funds (which may include one or more of the Emerging Markets Funds) and the U.S. Equity Funds. The Fund also may invest in shares of other GMO Funds, including the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”). While the Fund’s primary exposure is to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments.
      The Manager uses proprietary quantitative models to select the underlying Funds in which the Fund invests and to determine their weightings. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities) in which the underlying Funds invest.
      The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.
Benchmark
      The Fund’s benchmark is the GMO Global Equity Index, a composite benchmark computed by GMO. It consists of (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s) and (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international (excluding U.S. and including emerging countries) equity index, independently maintained and published by Morgan Stanley Capital International) in the following proportions: 75% (S&P 500) and 25% (MSCI ACWI (All Country World Index) ex-U.S. Index). On an annualized basis, the Fund seeks to outperform its benchmark by 2.5%-3.5%, net of fees, over a complete market cycle, with lower volatility than that of its benchmark.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

      Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying Fund), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling underlying Fund investments), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

80

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 18.79% (2Q2003)
Lowest Quarter: -14.30% (3Q2002)
Year-to-Date (as of 3/31/07): 1.76%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				11/26/96

Return Before Taxes	16.33%	14.31%	11.78%	11.74%

Return After Taxes on Distributions	14.21%	12.79%	9.22%	9.11%

Return After Taxes on Distributions and Sale of Fund Shares	12.36%	11.98%	8.96%	8.86%

S&P 500 Index	15.80%	6.19%	8.42%	8.14%

MSCI ACWI Ex-U.S. Index	26.65%	16.42%	8.35%	8.07%

GMO Global Equity Index[a]	18.47%	8.72%	8.49%	8.21%

a Fund’s benchmark (computed by the Manager).
Fees and expenses
      The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.10%[1]
Redemption fee (as a percentage of amount redeemed)	0.10%[1,2]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.03%
Acquired fund fees and expenses (underlying Fund expenses)	0.60%[3]
Total annual fund operating expenses	0.63%
Expense reimbursement	0.03%[4]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.60%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive all or a portion of the purchase premium or redemption fee.
2 Applies only to shares acquired on or after June 30, 2003.
3 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 28, 2007, which have been restated to reflect current fees of certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.60% and less than 0.01%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus).
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$82	$237	$406	$897	$71	$226	$394	$881

* After reimbursement

81

 GMO WORLD OPPORTUNITIES EQUITY ALLOCATION FUND
Fund Inception Date: 6/16/05
Investment objective
      Total return greater than that of its benchmark.
Principal investment strategies
      The Fund is a fund of funds and invests primarily in shares of the International Equity Funds (which may include one or more of the Emerging Markets Funds) and the U.S. Equity Funds. The Fund also may invest in shares of other GMO Funds, including the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund (the GMO Funds in which the Fund invests are collectively referred to herein as the “underlying Funds”). While the Fund’s primary exposure is to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), the Fund also may have exposure to foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments.
      The Manager uses proprietary quantitative models to select the underlying Funds in which the Fund invests and to determine their weightings. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities) in which the underlying Funds invest.
      The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.
Benchmark
      The Fund’s benchmark is the MSCI World Index, a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 2.5%-3.5%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

      Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying Fund), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling underlying Fund investments), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

82

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s annual total return for the period shown, and by comparing the Fund’s average annual total returns for the calendar period and since inception with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; return for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Year Ending December 31
Highest Quarter: 8.27% (4Q2006)
Lowest Quarter: -1.34% (2Q2006)
Year-to-Date (as of 3/31/07): 2.49%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				6/16/05

Return Before Taxes	19.99%	N/A	N/A	19.95%

Return After Taxes on Distributions	18.53%	N/A	N/A	18.46%

Return After Taxes on Distributions and Sale of Fund Shares	14.09%	N/A	N/A	16.60%

MSCI World Index	20.07%	N/A	N/A	19.42%

Fees and expenses
      The tables below show the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.04%	[1]
Redemption fee (as a percentage of amount redeemed)	0.04%	[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.02%
Acquired fund fees and expenses (underlying Fund expenses)	0.58%[2]
Total annual fund operating expenses	0.60%
Expense reimbursement	0.02%[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.58%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive all or a portion of the purchase premium or redemption fee.
2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 28, 2007, which have been restated to reflect current fees for certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus).
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$67	$216	$378	$847	$63	$211	$373	$841
*After reimbursement

83

GMO GLOBAL BALANCED ASSET ALLOCATION FUND	Fund Inception Date: 6/28/96
Investment objective
      Total return greater than that of its benchmark.
Principal investment strategies
      The Fund is a fund of funds and invests in shares of other GMO Funds, which may include the International Equity Funds (including one or more of the Emerging Markets Funds), the U.S. Equity Funds, the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund (“underlying Funds”). The Fund may be exposed to U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes.
      The Manager uses proprietary quantitative models to select the underlying Funds in which the Fund invests and to determine their weightings. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, U.S. fixed income, foreign fixed income, and commodities) in which the underlying Funds invest.
      The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows. The Fund, however, intends to expose at least 25% of its assets to fixed income investments and at least 25% of its assets to equity investments.
Benchmark
      The Fund’s benchmark is the GMO Global Balanced Index, a composite benchmark computed by GMO. It consists of (i) the MSCI ACWI (All Country World Index) Index (an international equity index, independently maintained and published by Morgan Stanley Capital International) and (ii) the Lehman Brothers U.S. Aggregate Index (an independently maintained and published index of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher) in the following proportions: 65% MSCI ACWI Index and 35% Lehman Brothers U.S. Aggregate Index. From June 30, 2002 through March 31, 2007, the GMO Global Balanced Index consisted of (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s); (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international equity index (excluding U.S. and including emerging countries) that is independently maintained and published by Morgan Stanley Capital International); and (iii) the Lehman Brothers U.S. Aggregate Index in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI (All Country World Index) ex-U.S. Index), and 35% (Lehman Brothers U.S. Aggregate Index).
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

      Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying Fund), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling underlying Fund investments), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

84

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares*
Years Ending December 31
Highest Quarter: 14.30% (4Q1998)
Lowest Quarter: -15.08% (3Q1998)
Year-to-Date (as of 3/31/07): 1.51%
* The Fund commenced operations on June 28, 1996 with two classes of shares – Class I shares and Class II shares. No Class II shares were outstanding as of October 16, 1996. Class III shares were first issued on October 22, 1996. Class I shares converted to Class III shares on January 9, 1998. Class III performance information presented in the table represents Class II performance from June 28, 1996 to October 16, 1996, Class I performance from October 16, 1996 to October 21, 1996, and Class III performance thereafter. The performance information (before and after taxes) for all periods prior to June 30, 2002 was achieved prior to the change in the Fund’s principal investment strategies, effective June 30, 2002.
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III*				6/28/96

Return Before Taxes	11.90%	12.99%	9.68%	9.67%

Return After Taxes on Distributions	10.03%	11.34%	7.35%	7.34%

Return After Taxes on Distributions and Sale of Fund Shares	8.31%	10.45%	7.08%	7.08%

S&P 500 Index	15.80%	6.19%	8.42%	9.15%

MSCI ACWI	20.95%	10.80%	7.92%	8.06%

MSCI ACWI Ex-U.S. Index	26.65%	16.42%	8.35%	8.06%

Lehman Brothers U.S. Aggregate Index	4.33%	5.06%	6.24%	6.42%

Global Balanced Benchmark +[a]	13.39%	6.99%	6.04%	6.27%

GMO Global Balanced Index[b]	13.39%	7.66%	8.00%	8.36%

a The Global Balanced Benchmark + is a composite benchmark computed by the Manager, and represents (i) the MSCI ACWI (All Country World Index) Index (a global (including U.S. and emerging countries) equity index, independently maintained and published by Morgan Stanley Capital International) until June 30, 2002, and (ii) the GMO Global Balanced Index thereafter, each of which was the Fund’s benchmark during the periods indicated.
b Fund’s benchmark (computed by the Manager).
Fees and expenses
      The tables below show the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.09%[1]
Redemption fee (as a percentage of amount redeemed)	0.09%[1,2]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.01%
Acquired fund fees and expenses (underlying Fund expenses)	0.59%[3]
Total annual fund operating expenses	0.60%
Expense reimbursement	0.01%[4]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.59%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive all or a portion of the purchase premium or redemption fee.
2 Applies only to shares acquired on or after June 30, 2003.
3 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 28, 2007, which have been restated to reflect current fees of certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.58% and 0.01%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
4 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus).
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year**	3 Years	5 Years	10 Years	1 Year**	3 Years	5 Years	10 Years

Class III	$79	$234	$403	$893	$69	$224	$392	$879

** After reimbursement

85

 GMO STRATEGIC OPPORTUNITIES ALLOCATION FUND
Fund Inception Date: 5/31/05
Investment objective
      Total return greater than that of its benchmark.
Principal investment strategies
      The Fund is a fund of funds and invests in shares of other GMO Funds, which may include the U.S. Equity Funds, the International Equity Funds (including one or more of the Emerging Market Funds), the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund (the “underlying Funds”). The Fund may have exposure to U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities, and, from time to time, other alternative asset classes.
      The Manager uses proprietary quantitative models to select the underlying Funds in which the Fund invests and to determine their weightings. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., U.S. equity, foreign equity, emerging country equity, emerging country debt, U.S. fixed income, foreign fixed income, and commodities) in which the underlying Funds invest.
      The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows.
Benchmark
      The Fund’s benchmark is the GMO Strategic Opportunities Allocation Index, a composite benchmark computed by GMO. It consists of (i) the MSCI World Index (a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International) and (ii) the Lehman Brothers U.S. Aggregate Index (an independently maintained and published index of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher) in the following proportions: 75% (MSCI World Index) and 25% (Lehman Brothers U.S. Aggregate Index).
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

      Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying Fund in companies with smaller market capitalizations), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relation to a foreign currency being hedged by an underlying Fund), Leveraging Risk (increased risks from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling underlying Fund investments), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited), and Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified).

86

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund’s annual total return for the period shown, and by comparing the Fund’s average annual total returns for the calendar period and since inception with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; return for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Year Ending December 31
Highest Quarter: 6.58% (4Q2006)
Lowest Quarter: -0.26% (2Q2006)
Year-to-Date (as of 3/31/07): 2.12%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				5/31/05

Return Before Taxes	16.65%	N/A	N/A	16.97%

Return After Taxes on Distributions	14.90%	N/A	N/A	15.40%

Return After Taxes on Distributions and Sale of Fund Shares	11.54%	N/A	N/A	13.84%

MSCI World Index	20.07%	N/A	N/A	20.03%

Lehman Brothers U.S. Aggregate Index	4.33%	N/A	N/A	3.01%

GMO Strategic Opportunities Allocation Index[a]	16.00%	N/A	N/A	15.61%

a Fund’s benchmark (computed by the Manager).
Fees and expenses
      The tables below show the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.04%[1]
Redemption fee (as a percentage of amount redeemed)	0.04%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.02%
Acquired fund fees and expenses (underlying Fund expenses)	0.52%[2]
Total annual fund operating expenses	0.54%
Expense reimbursement	0.02%[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.52%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive all or a portion of the purchase premium or redemption fee.
2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 28, 2007, which have been restated to reflect current fees for certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.51% and 0.01%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus).
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$61	$190	$331	$741	$57	$186	$326	$735
*After reimbursement

87

GMO BENCHMARK-FREE ALLOCATION FUND	Fund Inception Date: 7/23/03
Investment objective
         The Fund seeks a positive total return. The Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund does not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund seeks positive return, not “relative” return). There can be no assurance that the Fund will achieve its investment objective.
Principal investment strategies
         The Fund is a fund of funds and invests in shares of other GMO Funds, which may include the International Equity Funds (including one or more of the Emerging Markets Funds), the U.S. Equity Funds, the Fixed Income Funds, Alpha Only Fund, and Alternative Asset Opportunity Fund (“underlying Funds”). The Fund implements its strategy by allocating its assets among asset classes represented by the underlying Funds (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying Funds that primarily invest in a single asset class (e.g., Fixed Income Funds). In addition, the Fund is not restricted in its exposure to any particular market. While the Fund generally will have exposure to both emerging countries and developed countries, including the U.S., at times, it may have substantial exposure to a particular country or type of country (e.g., emerging countries).
      The Manager uses proprietary quantitative models to select the underlying Funds in which the Fund invests and to determine their weightings. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income, and commodities) in which the underlying Funds invest.
      The Manager shifts investments in the underlying Funds in response to changes in its investment outlook and market valuations and to accommodate cash flows. No limits exist on the Manager’s ability to allocate assets among the underlying Funds. The Fund may invest substantially all of its assets in a few underlying Funds that primarily invest in the same asset class and may, at times, invest a substantial portion of its assets in a single underlying Fund.
Principal risks of investing in the Fund
         The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. In addition, while each Fund is exposed to some level of management risk, this risk may be particularly pronounced for this Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark. For a more complete discussion of risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – From time to time, the Fund may allocate part or all of its assets to equity investments (including investments in emerging country equities). Equity securities held by underlying Funds may decline in value due to factors affecting issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices in general over short or extended periods can result in declines in the value of the underlying Funds’ investments.

•	Foreign Investment Risk – From time to time, the Fund may allocate part or all of its assets to foreign investments (including investments in emerging countries). The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk – Fixed Income Securities – From time to time, the Fund may allocate part or all of its assets to fixed income securities, which may include emerging country debt (including below investment grade securities (also known as “junk bonds”)). Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates. In addition, certain underlying Funds’ investments in asset-backed securities are subject to the risk of unscheduled prepayments on the underlying obligations, particularly during periods of falling interest rates, and to certain additional risks, which vary based on those securities’ deal structure, the quality of the underlying assets, the level of credit support provided, if any, and the credit quality of the credit-support provider, if any.

•	Smaller Company Risk – From time to time, the Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller market capitalizations trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of other securities.

•	Derivatives Risk – The use of derivatives by underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

      Other principal risks of an investment in the Fund include Commodities Risk (value of an underlying Fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Non-Diversification Risk (certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified), Leveraging Risk (increased risk from use of derivatives by an underlying Fund), Liquidity Risk (difficulty in selling underlying Fund investments), Short Sales Risk (risk that an underlying Fund’s loss on the short sale of securities that it does not own is theoretically unlimited), and Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying Fund or a borrower of an underlying Fund’s securities).

88

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period and since inception with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 8.37% (4Q2004)
Lowest Quarter: -3.04% (2Q2004)
Year-to-Date (as of 3/31/07): 1.38%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				7/23/03

Return Before Taxes	12.39%	N/A	N/A	19.65%

Return After Taxes on Distributions	9.71%	N/A	N/A	16.85%

Return After Taxes on Distributions and Sale of Fund Shares	9.60%	N/A	N/A	15.79%

MSCI World Index[a]	20.07%	N/A	N/A	18.21%

Consumer Price Index[b]	2.58%	N/A	N/A	2.91%

a The MSCI World Index is a global developed markets equity index that is independently maintained and published by Morgan Stanley International.
b The Consumer Price Index produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services.
Fees and expenses
      The tables below show the expected cost of investing in the Fund.

Shareholder Fees (fees paid directly from your investment)	Class III

Purchase premium (as a percentage of amount invested)	0.21%[1]
Redemption fee (as a percentage of amount redeemed)	0.21%[1]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III

Management fee	0.00%
Shareholder service fee	0.00%
Other expenses	0.01%
Acquired fund fees and expenses (underlying Fund expenses)	0.74%[2]
Total annual fund operating expenses	0.75%
Expense reimbursement	0.01%[3]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.74%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive all or a portion of the purchase premium or redemption fee.
2 The amount indicated is based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 28, 2007, which have been restated to reflect current fees of certain of the underlying Funds. Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include interest expense that may be incurred by underlying Funds that enter into reverse repurchase agreements. Net fees and expenses of underlying Funds (before addition of interest expense and as restated) and indirect interest expense were 0.72% and 0.02%, respectively. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 (excluding expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus).
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$117	$318	$536	$1,163	$96	$296	$512	$1,133
             * After reimbursement

89

GMO ALPHA ONLY FUND	Fund Inception Date: 7/29/94
Investment objective
      Seeks to outperform the Fund’s benchmark.
Principal investment strategies
      The Fund invests primarily in shares of the U.S. Equity Funds and the International Equity Funds (which may include one or more of the Emerging Markets Funds), and also may invest in shares of Emerging Country Debt Fund (“ECDF”) (collectively, the “underlying Funds”). In addition, the Fund may invest directly in securities of the type in which those Funds invest. The Fund implements its strategy with either direct or indirect investments in a combination of U.S., foreign, and emerging country equities and emerging country debt.
          The Manager uses proprietary quantitative models to select the underlying Funds in which the Fund invests and to determine their weightings. These models use rolling multi-year forecasts of relative value and risk among the asset classes (e.g., foreign equity, U.S. equity, emerging country equity, and emerging country debt) and sub-asset classes (e.g., small-to-mid cap stocks in the foreign equity asset class and quality stocks in the U.S. equity and emerging country equity asset classes) in which the Fund or underlying Funds invest. Based on these forecasts, the Manager invests directly or indirectly in sub-asset classes that it expects to outperform the relevant broader asset class, and seeks to hedge some or all of the expected return (and foreign currency exposure) of the broader asset class by using futures, swap contracts, and currency forwards and by making short sales of securities.
          To the extent that the Fund’s hedges are effective, the performance of the Fund’s portfolio is expected to have a low correlation to the performance of the broader global asset classes in which the Fund directly or indirectly invests. Instead, the Fund is expected to produce returns more like a short-term fixed income fund, with variation in return (alpha) resulting from aggregate outperformance or underperformance of the underlying Funds and/or securities as well as the sub-asset classes in which the Fund invests relative to the relevant broader asset classes.
          The Manager shifts investments in response to changes in its investment outlook and market valuations and to accommodate cash flows.
Benchmark
      The Fund’s benchmark is the Citigroup 3-Month Treasury Bill Index, an independently maintained and published short-term bill index. On an annualized basis, the Fund seeks to outperform its benchmark by 1.5%-2%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities held by the Fund or underlying Funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Manager attempts to offset the movement of the equity markets by establishing hedging positions, but there is no guarantee that the hedging positions will produce the desired results. In addition, as a result of the Fund’s hedging positions, the value of the Fund’s shares will be adversely affected if the return on the Fund’s equity positions is lower than the market returns that are the subject of the Fund’s hedging positions.

•	Market Risk – Fixed Income Securities – Typically, the value of an underlying Fund’s fixed income securities will decline during periods of rising interest rates.

•	Derivatives Risk – The use of derivatives by the Fund or underlying Funds may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. This risk is particularly pronounced because the Fund uses various types of exchange-traded and over-the counter derivatives to attempt to implement its investment strategy.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s or an underlying Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s or an underlying Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, total Fund expenses may increase if Fund assets are invested in underlying Funds with higher fees or expenses than existing investments. In addition, the fees and expenses associated with an investment in the Fund will be less predictable and may potentially be higher than fees of funds that only invest in less expensive asset classes.

      Other principal risks of an investment in the Fund include Leveraging Risk (increased risks from use of derivatives by the Fund or an underlying Fund), Liquidity Risk (difficulty in selling Fund or underlying Fund investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s or an underlying Fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying Fund), Non-Diversification Risk (the Fund and certain underlying Funds are non-diversified investment companies and therefore a decline in the market value of a particular security held by the Fund or an underlying Fund may affect the Fund’s or the underlying Fund’s performance more than if the Fund or the underlying Fund were diversified), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of the Fund or of an underlying Fund or a borrower of the Fund’s or an underlying Fund’s securities), Real Estate Risk (risk to an underlying Fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Smaller Company Risk (greater market risk and liquidity risk resulting from investment by the Fund or an underlying Fund in companies with smaller market capitalizations), and Short Sales Risk (risk that the Fund’s loss on a short sale of securities that the Fund does not own is theoretically unlimited). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF.

90

Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund began offering a new class of shares, Class IV, on March 2, 2006. Class IV shares are invested in the same portfolio of securities as Class III shares. Annual returns would principally differ to the extent Class IV shares do not have the same expenses as Class III shares.
Annual Total Return/Class III Shares
Years Ending December 31
Highest Quarter: 8.01% (2Q1999)
Lowest Quarter: -4.10% (2Q1998)
Year-to-Date (as of 3/31/07): 0.77%
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class III				7/29/94

Return Before Taxes	3.16%	4.96%	4.99%	5.01%

Return After Taxes on Distributions	2.72%	4.42%	3.13%	3.39%

Return After Taxes on Distributions and Sale of Fund Shares	2.27%	3.98%	3.13%	3.30%

Citigroup 3-Month Treasury Bill Index	4.76%	2.35%	3.67%	4.01%

Fees and expenses
      The tables below show, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)	Class III	Class IV

Purchase premium (as a percentage of amount invested)	0.10%[1]	0.10%[1]
Redemption fee (as a percentage of amount redeemed)	0.10%[1,2]	0.10%[1,2]

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)	Class III	Class VI

Management fee	0.50%	0.50%
Shareholder service fee	0.15%[3]	0.10%[3]
Other expenses	0.03%	0.03%
Acquired fund fees and expenses (underlying Fund expenses)	0.58%[4]	0.58%[4]
Total annual fund operating expenses	1.26%	1.21%
Expense reimbursement/ waiver	0.52%[3,5]	0.52%[3,5]
Net aggregate annual expenses (Fund and underlying Fund expenses)	0.74%	0.69%
1 See “Purchase Premiums and Redemption Fees” for a more detailed discussion of the Fund’s purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive all or a portion of the purchase premium or redemption fee.
2 Applies only to shares acquired on or after June 30, 2003.
3 The Manager will waive the Fund’s shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds the applicable shareholder service fee set forth in the table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the table above.
4 The amounts indicated are based on the indirect net expenses associated with the Fund’s investment in underlying Funds for the fiscal year ended February 28, 2007, which have been restated to reflect current fees for certain of the underlying Funds. Amounts do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Indirect expenses include, to the extent applicable, purchase premiums and redemption fees charged by the underlying Funds. Actual indirect expenses will vary depending on the particular underlying Funds in which the Fund’s portfolio is invested.
5 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in underlying Funds, investment-related costs, and other expenses described on page 104 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.50% of the Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2008 to the extent that the sum of (a) the Fund’s total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds’ Excluded Fund Fees and Expenses) exceeds 0.50% of the Fund’s average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund (including direct expenses and indirect expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If you sell your shares				If you do not sell your shares

	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Class III	$96	$375	$676	$1,531	$86	$364	$664	$1,517
Class IV	$91	$360	$650	$1,474	$80	$349	$637	$1,460
             * After reimbursement

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DESCRIPTION OF PRINCIPAL RISKS
      The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	U.S. Equity Funds											International Equity Funds

							U.S.	U.S.		Tax-	Tax-						Currency							Tax-
	U.S.	Tobacco-	U.S.		U.S.		Small/Mid	Small/Mid		Managed	Managed	International	International	International		Developed	Hedged		Foreign	International			Emerging	Managed
	Core	Free	Quality	U.S.	Intrinsic	U.S.	Cap	Cap	Real	U.S.	Small/Mid	Core	Intrinsic	Growth	Global	World	International		Small	Small	Emerging	Emerging	Markets	International
	Equity	Core	Equity	Value	Value	Growth	Value	Growth	Estate	Equities	Cap	Equity	Value	Equity	Growth	Stock	Equity	Foreign	Companies	Companies	Markets	Countries	Opportunities	Equities
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Market Risk-Equity Securities	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Market Risk-Fixed Income Securities

Liquidity Risk							•	•			•						•	•	•	•	•	•	•	•

Smaller Company Risk							•	•	•		•	•	•	•			•	•	•	•	•	•	•	•

Derivatives Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Foreign Investment Risk												•	•	•	•	•	•	•	•	•	•	•	•	•

Currency Risk												•	•	•	•	•	•	•	•	•	•	•	•	•

Non-Diversification Risk			•	•	•	•		•	•	•	•				•	•	•	•			•	•	•	•

Focused Investment Risk			•						•												•	•	•

Real Estate Risk									•

Leveraging Risk

Credit and Counterparty Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Short Sales Risk

Commodities Risk

Market Disruption and Geopolitical Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Large Shareholder Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Management Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Fund of Funds Risk																	•

92

	Fixed Income Funds										Asset Allocation Funds

					Currency				Short-	Inflation			International	Global	World	Global
		Core		Strategic	Hedged		Emerging	Short-	Duration	Indexed		International	Opportunities	(U.S.+)	Opportunities	Balanced	Strategic	Benchmark-
	Domestic	Plus	International	Fixed	International	Global	Country	Duration	Collateral	Plus	U.S. Equity	Equity	Equity	Equity	Equity	Asset	Opportunities	Free	Alpha
	Bond	Bond	Bond	Income	Bond	Bond	Debt	Investment	Share	Bond	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Only
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Market Risk-Equity Securities											•	•	•	•	•	•	•	•	•

Market Risk-Fixed Income Securities	•	•	•	•	•	•	•	•	•	•		•	•	•	•	•	•	•	•

Liquidity Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Smaller Company Risk											•	•	•	•	•	•	•	•	•

Derivatives Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Foreign Investment Risk		•	•	•	•	•	•	•	•	•		•	•	•	•	•	•	•	•

Currency Risk		•	•	•	•	•	•			•		•	•	•	•	•	•	•	•

Non-Diversification Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Focused Investment Risk	•	•	•	•	•	•	•	•	•	•

Real Estate Risk											•			•	•	•	•		•

Leveraging Risk	•	•	•	•	•	•	•			•		•	•	•	•	•	•	•	•

Credit and Counterparty Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Short Sales Risk												•	•	•	•	•	•	•	•

Commodities Risk												•	•	•	•	•	•	•

Market Disruption and Geopolitical Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Large Shareholder Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Management Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•

Fund of Funds Risk	•	•	•	•	•	•		•	•	•	•	•	•	•	•	•	•	•	•

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      Factors that may affect a particular Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments they make may change over time. The SAI includes more information about the Funds and their investments.
      Each Fund that invests in other GMO Funds (as indicated in each such Fund’s “Principal investment strategies” above) is exposed to all the risks to which those GMO Funds are exposed. Therefore, unless otherwise noted herein, the principal risks summarized below include both direct and indirect principal risks of the Fund, and, as indicated in “Fund Summaries” above, references in this section to investments made by the Fund include those made both directly by the Fund and indirectly by the Fund through another GMO Fund.
      • MARKET RISK. All of the Funds are subject to market risk, which is the risk of unfavorable changes in the value of the securities owned by a Fund. General market risks associated with investments in equity and fixed income securities include the following:
      Equity Securities. A principal risk of each Fund that has a significant investment in equity securities is that those securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Equity securities may decline in value for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. They also may decline in value due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. In addition, they may decline in value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.
      The U.S. Equity Funds, International Equity Funds, and some Asset Allocation Funds invest a substantial portion of their assets in equities and generally do not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Funds’ investments.
      Value Securities Risk. The Funds bear the risk that companies that issue securities selling at prices below what the Manager believes to be their fundamental value may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. These risks apply to all of the equity funds described in this Prospectus. The risks are particularly pronounced for U.S. Value Fund, U.S. Small/Mid Cap Value Fund, U.S. Intrinsic Value Fund, International Intrinsic Value Fund, Foreign Fund, and Foreign Small Companies Fund, which invest primarily in value securities.
      Growth Securities Risk. Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations than other securities because of their heavy dependence on future earnings expectations. At times when the market is concerned that these expectations may not be met, the prices of growth securities typically fall. All of the Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for U.S. Growth Fund, International Growth Equity Fund, Global Growth Fund, and U.S. Small/Mid Cap Growth Fund, which invest primarily in growth securities.
      Fixed Income Securities. A principal risk of each Fund (e.g., the Fixed Income Funds and certain Asset Allocation Funds) that has a significant investment in fixed income securities (including bonds, notes, synthetic debt instruments, and asset-backed securities) is that the value of those securities typically changes as interest rates fluctuate. During periods of rising interest rates, fixed income securities generally decline in value. Conversely, during periods of falling interest rates, fixed income securities generally rise in value. This kind of market risk, also called “interest rate risk,” is generally greater for Funds investing in fixed income securities with longer durations.
      In addition, the value of inflation indexed bonds is expected to change in response to changes in real interest rates. Their value typically will decline during periods of rising real interest rates, and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the value of inflation indexed bonds may decline more than the values of non-inflation indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance that the value of a Fund’s inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value. Moreover, if the index measuring inflation falls, the principal value of inflation indexed bond investments will be adjusted downward, and, consequently, the interest payable on these investments (calculated with respect to a smaller principal amount) will be reduced. What the interest payments on these investments will be cannot be known with certainty. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, however, the adjusted principal value of the bond repaid at maturity may be less than the original principal. These risks are particularly pronounced for Inflation Indexed Plus Bond Fund, which primarily invests in inflation indexed bonds.
      An additional type of market risk exists for Funds that invest heavily in asset-backed securities. Those securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. Asset-backed securities also may be collateralized by the fees earned by service providers. They also

94

may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the credit support. The underlying obligations, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, particularly during periods of falling interest rates. A Fund may be unable to invest prepayments at as high a yield as the asset-backed security.
      The value of an asset-backed security may depend on the servicing of its underlying asset and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets as well as costs and delays. The risks associated with asset-backed securities are particularly pronounced for each Fixed Income Fund that invests a substantial portion of its assets in Short-Duration Collateral Fund, which has significant exposure to asset-backed securities. These Funds also may be subject to certain risks related to investing in asset-backed securities backed by different types of consumer debt (e.g., credit-card receivables, automobile loans, educational loans, and home equity loans). See “Focused Investment Risk” below for a discussion of these risks and the Funds for which these risks are particularly pronounced.
      Most of the Fixed Income Funds also may invest, from time to time, in fixed income securities paying no interest, such as zero coupon and principal-only and interest-only securities, and, to the extent they make such investments, those Funds will be exposed to additional market risk.
      • LIQUIDITY RISK. A Fund is exposed to liquidity risk when low trading volume, lack of a market maker, a large position, or legal restrictions limit the Fund’s ability to sell particular securities or close out derivative positions at an advantageous price. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve the use of derivatives (in particular over-the-counter (“OTC”) derivatives) and/or investment in securities of companies with smaller market capitalizations, foreign securities (in particular emerging country securities), or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These types of investments, including derivatives, are more likely to be fair valued (see “Determination of Net Asset Value”). Liquidity risk also may exist when a Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short position).
      This risk is particularly pronounced for Emerging Country Debt Fund, which primarily invests in sovereign debt of emerging countries that typically is less liquid than the debt securities in its benchmark. This risk also is particularly pronounced for Emerging Markets Fund, Emerging Countries Fund, Emerging Markets Opportunities Fund, Foreign Small Companies Fund, and International Small Companies Fund, which make (or may make) investments in emerging country securities that are not widely traded and that may be subject to purchase and sale restrictions and in securities of companies with smaller market capitalizations that trade less frequently and in lesser quantities than more widely held securities. In addition, each of Emerging Markets Fund and Emerging Countries Fund may buy securities that are less liquid than those in its benchmark. See “Smaller Company Risk” and “Foreign Investment Risk” below for more information on risks associated with securities of companies with smaller market capitalizations and emerging country securities.
      In addition, Short-Duration Collateral Share Fund invests substantially all of its assets, and many Fixed Income Funds invest a substantial portion of their assets, in Short-Duration Collateral Fund. Short-Duration Collateral Fund, in turn, invests in high quality fixed income securities, in particular asset-backed securities, that may be less liquid than the securities in the Funds’ benchmark. As a result, the Funds’ underlying investments may not be as liquid as those of other high quality fixed income funds.
      • SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations, including small- and mid-cap companies. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. In addition, the securities of companies with smaller market capitalizations are less widely held than the securities of companies with larger market capitalizations. The securities of companies with smaller market capitalizations trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of other securities. They also may trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation but also involve greater risks than customarily are associated with investments in more established companies with larger market capitalizations. These risks apply to all Funds that invest in the securities of companies with smaller market capitalizations but are particularly pronounced for International Small Companies Fund and Foreign Small Companies Fund, which make investments primarily in small companies, and U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, and Tax-Managed Small/Mid Cap Fund, which make investments primarily in small- and mid-cap companies. These risks also are particularly pronounced for Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Opportunities Fund, which may invest a portion of their assets in companies with smaller market capitalizations.

95

In addition, each of Emerging Markets Fund and Emerging Countries Fund may buy securities that have smaller market capitalizations than those in its benchmark.
      • DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and related indices. The Funds may use derivatives for many purposes, including hedging and as a substitute for direct investment in securities or other assets. The Funds also may use derivatives as a way to adjust their exposure to various securities, markets, and currencies without actually having to sell existing investments and make new investments. This generally is done when the adjustment is expected to be relatively temporary or in anticipation of selling Fund assets and making new investments over time. The SAI contains a description of the various derivatives a Fund may utilize.
      The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivatives exposes a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the contract with the counterparty or may be able to obtain the other party’s consent to assign the contract to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. Although the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a Fund contracts with a limited number of counterparties, the Fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
      Derivatives also are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and credit and counterparty risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.
      Suitable derivatives may not be available in all circumstances. For example, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, all of the Funds may refrain, or be required to refrain, from trading with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce risk exposure.
      While all of the Funds are subject to these risks to the extent they use derivatives, the risks of derivatives are particularly pronounced for Currency Hedged International Equity Fund and each of the Fixed Income Funds, which use derivatives directly or indirectly (through investment in other GMO Funds) in implementing their investment programs. In implementing those Funds’ investment programs, the Manager may use a variety of exchange-traded and OTC derivatives to, among other things, create synthetic exposure to fixed income securities (instead of directly investing in such securities), hedge a Fund’s foreign currency exposure into the U.S. dollar, and/or achieve additional returns by investing in global interest rate, currency, and/or emerging country debt markets. In particular, Core Plus Bond Fund, International Bond Fund, Strategic Fixed Income Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, and Inflation Indexed Plus Bond Fund typically directly or indirectly use various types of swap contracts, including credit default swaps, total return swaps on fixed income securities or indices, and interest rate swaps. Swap contracts can be difficult to value, are highly susceptible to liquidity risk (see “Liquidity Risk” above) and credit and counterparty risk (see “Credit and Counterparty Risk” below), and are subject to documentation risks. Credit default swaps, which involve one party paying another party for the right to receive a specified return in the event of a default by a third party (e.g., a corporate (including asset-backed security) or sovereign issuer) on a particular obligation, involve special risks because they generally only require payment in the event of an actual default (as opposed to a credit downgrade or other indication of financial difficulty). In addition, when as an alternative to purchasing bonds directly, a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security, the Fund is exposed to the risk that it will be required to pay the notional value of the swap contract in the event of a default. There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results.
      • FOREIGN INVESTMENT RISK. Funds that invest in foreign (non-U.S.) securities are subject to additional and more varied risks because the market prices of those securities may change more rapidly and to a greater degree than those of U.S. securities. The securities markets of many foreign countries are relatively small, involving securities of a limited number of companies in a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and holders of foreign

96

securities may be subject to foreign taxes on dividends and interest payable on those securities. Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment, capital, or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.
      Foreign investment risk is a principal risk of each Fund that invests a material portion of its assets in foreign securities. This risk is particularly pronounced for the International Equity Funds, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, and Alpha Only Fund, which normally invest a significant portion of their assets in foreign securities, and for Core Plus Bond Fund, Strategic Fixed Income Fund, and Inflation Indexed Plus Bond Fund, which may seek additional returns, in part, by investing in foreign bonds. Some of these risks are also applicable to the U.S. Equity Funds because they may invest a portion of their assets in securities of foreign issuers traded in the U.S.
      In addition, Funds that invest a significant portion of their assets in the securities of issuers based in emerging countries are subject to more foreign investment risk than Funds investing primarily in more developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment, capital controls, and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques; the fact that companies in emerging countries may be newly organized and may be smaller; the difference in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. These risks are particularly pronounced for Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Opportunities Fund, which typically invest most of their assets in equity investments tied economically to emerging countries, and Emerging Country Debt Fund, which invests primarily in sovereign debt of emerging countries. Foreign Small Companies Fund, Foreign Fund, International Small Companies Fund, Tax-Managed International Equities Fund, Core Plus Bond Fund, International Bond Fund, Strategic Fixed Income Fund, Currency Hedged International Bond Fund, Global Bond Fund, Inflation Indexed Plus Bond Fund, and Alpha Only Fund, each of which may have exposure to emerging country investments, are also subject to increased foreign investment risk.
      • CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded and/or in which a Fund receives income, or currencies in which a Fund has taken an active investment position, will decline in value relative to the U.S. dollar. In the case of hedging positions, currency risk includes the risk that the U.S. dollar will decline in value relative to the foreign currency being hedged. Foreign currency exchange rates may fluctuate significantly for many reasons, including changes in supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political developments in the U.S. or abroad.
      Many of the Funds hedge currencies by entering into derivatives with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns, wants to own, or is exposed to through its investments. This presents the risk that the exchange rates of the currencies involved may not move in relation to one another as expected. In that case, the Fund could lose money on its holding of a particular currency and also lose money on the hedge. Many of the Funds also take active currency positions and hedge the currency exposure of the securities in which they have invested. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of those securities.
      All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivatives may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the International Equity Funds (except for Currency Hedged International Equity Fund), Core Plus Bond Fund, International Bond Fund, Strategic Fixed Income Fund, Global Bond Fund, and Inflation Indexed Plus Bond Fund, which, for investment purposes, regularly enter into derivative foreign currency transactions and take active long and short currency positions through exchange-traded and OTC foreign currency derivatives. Foreign currency derivatives (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.”
      • NON-DIVERSIFICATION RISK. Investing in securities of many different issuers can reduce overall risk, while investing in securities of a small number of issuers can increase it. U.S. Quality Equity Fund, U.S. Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Growth Fund, Real Estate Fund, Tax-Managed U.S. Equities Fund, Tax-Managed Small/Mid Cap Fund, U.S. Equity Allocation Fund, Currency Hedged International Equity Fund, Developed World Stock Fund, Foreign Fund, Emerging Markets Fund, Emerging Countries Fund, Emerging Markets Opportunities Fund, Tax-Managed International Equities Fund, U.S. Intrinsic Value Fund, Global Growth Fund, Alpha Only Fund, and all of the Fixed Income Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with their investment strategies or techniques may be more pronounced than if they were “diversified.”

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      In addition, each of Core Plus Bond Fund, International Bond Fund, Strategic Fixed Income Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Inflation Indexed Plus Bond Fund may invest a portion of its assets in shares of the Emerging Country Debt Fund, which is not a diversified investment company within the meaning of the 1940 Act. Short-Duration Collateral Share Fund invests substantially all of its assets in shares of Short-Duration Collateral Fund. In addition, all of the other Fixed Income Funds (other than Emerging Country Debt Fund) may invest without limitation in shares of Short-Duration Collateral Fund and/or World Opportunity Overlay Fund, and all of the Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund) may invest without limitation in shares of Alternative Asset Opportunity Fund. These underlying Funds are non-diversified investment companies within the meaning of the 1940 Act, and their securities are offered through separate private placement memoranda. Please refer to “Investment in GMO Funds Offered Through Separate Private Placement Memoranda” for information regarding certain risks and other information relating to Alternative Asset Opportunity Fund, Short-Duration Collateral Fund, and World Opportunity Overlay Fund. Except as otherwise noted in the sections of this Prospectus entitled “Principal investment strategies,” each of the Asset Allocation Funds may invest without limitation in Funds that are not diversified.
      • FOCUSED INVESTMENT RISK. Geographic, industry, or company diversification can reduce overall risk, and concentration of investments in a limited number of countries, geographic regions, or companies or in industries with high positive correlations to one another can increase overall risk. Therefore, Funds whose investments are focused in particular countries, regions, or companies or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio that includes other investments.
      A Fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is particularly pronounced for Real Estate Fund, which has a fundamental policy to concentrate its assets in real estate-related investments. See also “Real Estate Risk” below. This risk also may be particularly pronounced for all of the Fixed Income Funds (except Emerging Country Debt Fund) because of their direct or indirect exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, educational loans, and home equity loans). See “Market Risk — Fixed Income Securities” above for further discussion of the risks associated with asset-backed securities.
      Similarly, Funds that invest a significant portion of their assets in investments tied economically to a particular geographic region or foreign country have more exposure to regional and country economic risks than Funds making foreign investments throughout the world’s economies. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region. In addition, a recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent a Fund invests in the debt or equity securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is present for Emerging Markets Fund, Emerging Countries Fund, Emerging Markets Opportunities Fund, and Emerging Country Debt Fund.
      A Fund that invests a significant portion of its assets in the securities of a relatively few companies is particularly exposed to adverse developments affecting those companies. This risk is present for U.S. Quality Equity Fund.
      • REAL ESTATE RISK. Because a fundamental policy of Real Estate Fund is to concentrate its assets in real-estate related investments, the value of the Fund’s portfolio can be expected to change in light of factors affecting the real estate industry, and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real-estate related investments also may be affected by changes in interest rates and social and economic trends. REITs also are subject to cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for special tax treatment accorded REITs under the Internal Revenue Code of 1986, and/or to maintain exempt status under the 1940 Act.
      • LEVERAGING RISK. A Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage may increase a Fund’s portfolio losses when the value of its investments declines. A Fund’s portfolio may be leveraged temporarily if it borrows money to meet redemption requests and/or to settle investment transactions.
      The net long exposure of each U.S. and International Equity Fund and Alpha Only Fund (including direct investment in securities and long and short derivative positions in securities and/or “baskets” or indices of securities (such as swap contracts and futures contracts)) typically will not exceed 100% of the Fund’s net assets. However, occasionally a large redemption or payment of fees may result in a temporary net long exposure of over 100% of a Fund’s net assets. U.S. and International Equity Funds and Alpha Only Fund may manage some of their derivative positions by maintaining cash or liquid securities with a value equal to the face value of those positions. U.S. and International Equity Funds and Alpha Only Fund also may manage market exposure by offsetting

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derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, any such Fund may perform as if it were leveraged.
      The Fixed Income Funds are not limited in the extent to which they may use derivatives. As a result, their net long exposure may exceed 100% of their net assets. Leveraging risk is particularly pronounced for Emerging Country Debt Fund. However, the Manager seeks to manage the effective market exposure of these Funds relative to their benchmark.
      • CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations.
      Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest. The Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, thereby reducing the value of the Fund’s portfolio and its income. Nearly all fixed income securities are subject to some credit risk. The risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and upon the priority or structure of the debt. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit-card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on their obligations. See “Market Risk — Fixed Income Securities” above for a discussion of these risks and the Funds for which the risks associated with asset-backed securities are particularly pronounced.
      Funds that invest in below investment grade securities (also known as “junk bonds”), which are fixed income securities rated lower than Baa3 by Moody’s or BBB– by S&P or determined by the Manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, is below investment grade. Although offering the potential for higher investment returns, junk bonds are often less liquid than higher quality securities, the continuing ability of their issuers to meet principal and interest payments is considered speculative, and they are more susceptible to real or perceived adverse economic and competitive industry conditions. Emerging Country Debt Fund primarily invests in sovereign debt of emerging countries, which is typically below investment grade and of lesser quality than the debt securities in its benchmark. Accordingly, it is subject to substantial credit risk. In addition, Global Bond Fund, International Bond Fund, Strategic Fixed Income Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, and Inflation Indexed Plus Bond Fund are subject to this risk because these Funds may invest a portion of their assets in sovereign debt of emerging countries (primarily through their investments in Emerging Country Debt Fund).
      A Fund is exposed to counterparty risk to the extent it uses OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in “Derivatives Risk” above) or lends its portfolio securities. A Fund also is exposed to counterparty risk to the extent it uses repurchase agreements. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing its contractual rights. Although the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. Funds that use swap contracts are subject, in particular, to the creditworthiness of the contracts’ counterparties because certain types of swap contracts have durations longer than six months (and, in some cases, a number of years). In addition, a Fund may have significant exposure to a single counterparty as a result of its use of swaps. These risks are particularly pronounced for Emerging Country Debt Fund, Core Plus Bond Fund, International Bond Fund, Strategic Fixed Income Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Inflation Indexed Plus Bond Fund, which typically directly or indirectly use OTC derivatives, including swap contracts with longer-term maturities, and as a result may have significant exposure to a single swap counterparty.
      • SHORT SALES RISK. A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales “against the box,” meaning the Fund may make short sales while owning or having the right to acquire, at no added cost, securities identical to those sold short. A Fund incurs transaction costs, including interest, when opening, maintaining, and closing short sales against the box. Short sales against the box protect a Fund against the risk of loss in the value of a portfolio security to the extent a decline in value of the security is offset by a corresponding gain in the short position. However, any potential gains in the value of the security would be wholly or partially offset by a corresponding loss in the short position.
      In addition, in implementing its principal investment strategies, Alpha Only Fund may engage in short sales that are not against the box (i.e., short sales of securities that the Fund does not own) in accordance with the provisions of the 1940 Act. To do so, the Fund typically borrows a security from a broker and sells it to a third party. This type of short sale exposes Alpha Only Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities at a time when the securities

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sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities it does not own, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. When making this type of short sale, the Fund must segregate liquid assets in an amount equal to the current market value of the security sold short. Short sales of securities the Fund does not own involve a form of investment leverage and the amount of the Fund’s potential loss is theoretically unlimited. Accordingly, Alpha Only Fund may be subject to increased leveraging risk and other investment risks described in this section as a result of engaging in short sales of securities it does not own.
      • COMMODITIES RISK. The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund) may invest in Alternative Asset Opportunity Fund, which is offered through a separate private placement memorandum. For more information regarding Alternative Asset Opportunity Fund, see page 146 of this Prospectus. Alternative Asset Opportunity Fund has indirect exposure to global commodity markets. Therefore, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, and developments affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs.
      Alternative Asset Opportunity Fund indirectly uses commodity-related derivatives. The value of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index.
      The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund) will be exposed to the risks of investments in commodities to the extent they invest in Alternative Asset Opportunity Fund.
      • MARKET DISRUPTION AND GEOPOLITICAL RISK. All Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. The war in Iraq has had a substantial effect on economies and securities markets in the U.S. and worldwide. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks of September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar future events cannot be ruled out. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. At such times, the Funds’ exposure to the risks described elsewhere in this section, including market risk, liquidity risk, and credit and counterparty risk, can increase.
      The value of the Funds’ investments may be adversely affected by acts of terrorism and other changes in foreign and domestic economic and political conditions. In addition, market disruptions might make it difficult for the Funds to implement their investment programs for a period of time. For example, a disruption may cause the Funds’ derivative counterparties to discontinue offering derivatives on certain underlying securities, reference rates, or indices or to offer such products on a more limited basis.
      • LARGE SHAREHOLDER RISK. To the extent that shares of a Fund are held by large shareholders (e.g., institutional investors or asset allocation funds), the Fund is subject to the risk that these shareholders will reallocate or rebalance their investments. In fact, substantial percentages of many funds are held by Asset Allocation Funds, and/or separate accounts managed by the Manager for its clients. Asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) the Funds. These transactions will affect the Fund, since it may have to sell portfolio securities to satisfy redemption requests or purchase portfolio securities to invest cash. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. See “Beneficial Owners of 5% or More of the Funds’ Shares” in the SAI for more information. These transactions could adversely affect the Fund’s performance to the extent that the Fund is required to sell investments or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and could also increase transaction costs. In addition, each Fund that invests in other GMO Funds having large shareholders will be indirectly subject to this risk.
      • MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. The Manager applies investment techniques and risk analyses in making investment decisions for the Funds, but there can be no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities, foreign equities, or emerging country debt. A Fund may buy securities not included in its benchmark, hold securities in very different proportions than its benchmark, and/or engage in other strategies that cause a Fund’s performance to differ from that of its benchmark. In those cases, a Fund’s performance will depend on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark and/or to utilize those other strategies in a way that adds value relative to the benchmark. Management risk may be particularly pronounced for Benchmark-Free Allocation Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark. Tax-Managed U.S. Equities Fund, Tax-Managed Small/ Mid Cap Fund, and Tax-Managed International Equities Fund (collectively, the “Tax-Managed Funds”) also are subject to management risk

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because there can be no assurance that the Manager’s tax management strategies will be effective. Investors in these Funds may incur tax liabilities that exceed their economic returns.
      • FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other GMO Funds are exposed to the risk that the underlying Funds will not perform as expected. These Funds also are indirectly exposed to all of the risks applicable to an investment in the underlying Funds. Because the Manager receives fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the GMO Funds that do not themselves charge a management fee (e.g., Asset Allocation Funds other than Alpha Only Fund) in underlying Funds with higher fees. The Manager is legally obligated to disregard that incentive when making investment decisions. Because some underlying Funds (e.g., the Fixed Income Funds) in turn invest a substantial portion of their assets in other GMO Funds pursuant to an exemptive order obtained from the SEC, the Asset Allocation Funds have more tiers of investments than funds in other groups of investment companies operating only pursuant to statutory and/or regulatory exemptions. In addition, Funds that invest in shares of other GMO Funds are also likely to be subject to Large Shareholder Risk because underlying GMO Funds are more likely to have large shareholders (i.e., other GMO Funds).

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MANAGEMENT OF THE TRUST
       GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the funds of GMO Trust (the “Trust”). GMO is a private company, founded in 1977. As of April 30, 2007, GMO managed on a worldwide basis more than $149 billion for the GMO Funds and institutional investors, such as pension plans, endowments, and foundations.
      Subject to the approval of the Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds’ business affairs.
      Each class of shares of a Fund offered through this Prospectus directly or indirectly pays the Manager a shareholder service fee for providing client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information.
      For the fiscal year ended February 28, 2007, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements) the percentage of each Fund’s average daily net assets set forth in the table below.

	% of Average
Fund	Net Assets

U.S. Core Equity Fund	0.29%
Tobacco-Free Core Fund	0.27%
U.S. Quality Equity Fund	0.31%
U.S. Value Fund	0.16%
U.S. Intrinsic Value Fund	0.18%
U.S. Growth Fund	0.26%
U.S. Small/Mid Cap Value Fund	0.09%
U.S. Small/Mid Cap Growth Fund	0.00%
Real Estate Fund	0.11%
Tax-Managed U.S. Equities Fund	0.22%
Tax-Managed Small/Mid Cap Fund	0.21%
International Core Equity Fund	0.33%
International Intrinsic Value Fund	0.50%
International Growth Equity Fund	0.47%
Global Growth Fund	0.10%
Currency Hedged International Equity Fund	0.00%
Foreign Fund	0.55%
Foreign Small Companies Fund	0.61%
International Small Companies Fund	0.51%
Emerging Markets Fund	0.80%
Emerging Countries Fund	0.65%
Emerging Markets Opportunities Fund	0.38%
Tax-Managed International Equities Fund	0.46%
Domestic Bond Fund	0.07%
Core Plus Bond Fund	0.20%
International Bond Fund	0.18%
Currency Hedged International Bond Fund	0.18%
Global Bond Fund	0.14%
Emerging Country Debt Fund	0.35%
Short-Duration Investment Fund	0.00%
U.S. Equity Allocation Fund	0.00%	[1]
International Equity Allocation Fund	0.00%	[1]
Global (U.S.+) Equity Allocation Fund	0.00%	[1]
World Opportunities Equity Allocation Fund	0.00%	[1]
Global Balanced Asset Allocation Fund	0.00%	[1]
Strategic Opportunities Equity Allocation Fund	0.00%	[1]
Benchmark-Free Allocation Fund	0.00%	[1]
Alpha Only Fund	0.05%

[1]	These Funds do not charge management fees directly, but indirectly bear the management fees charged by the underlying Fund(s) in which they invest.
    As of the date of this Prospectus, each of Strategic Fixed Income Fund, Short-Duration Collateral Share Fund, and Inflation Indexed Plus Bond Fund, has not operated for a full fiscal year, but pays the Manager, as compensation for management services rendered, an annual fee equal to the percentage of the Fund’s average daily net assets listed under “Management fee” in the Fund’s “Annual Fund operating expenses” table under the caption “Fees and expenses.” As of the date of this Prospectus, International Opportunities Equity Allocation Fund has not operated for a full fiscal year and does not charge management fees directly but, like the other Asset Allocation Funds, indirectly bears the management fees charged by the underlying Funds in which it invests.
      A discussion of the basis for the Trustees’ approval of each Fund’s investment advisory contract is included in the Fund’s shareholder report for the period during which the Trustees approved that contract, except that, in the case of a new Fund, a discussion of the basis for the Trustees’ approval of the Fund’s initial investment advisory contract will be included in the Fund’s initial shareholder report.
      Different Investment Divisions of GMO are responsible for day-to-day management of different Funds. Each Division’s investment professionals work collaboratively to manage the GMO Funds’ portfolios, and no one person is primarily responsible for day-to-day management of any specific Fund. The table below identifies the GMO Investment Divisions and the Funds for which they are responsible.

Investment Division	Primary Responsibilities

U.S. Quantitative	U.S. Equity Funds

International Quantitative	International Equity Funds (except Currency Hedged International Equity Fund, Foreign Fund, Foreign Small Companies Fund, Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Opportunities Fund)

International Active	Foreign Fund and Foreign Small Companies Fund

Emerging Markets	Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Opportunities Fund

Fixed Income	Fixed Income Funds

Asset Allocation	Asset Allocation Funds and Currency Hedged International Equity Fund

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      The following table identifies the senior member(s) of GMO’s Investment Divisions who are responsible for the Funds and each senior member’s length of service as a senior member, title, and business experience during the past five years. With respect to the Funds for which they have responsibility, the senior members manage or allocate responsibility for portions of the portfolios to members of the division, oversee the implementation of trades, review the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitor cash.

Title; Business Experience During Past

Funds	Senior Member (Length of Service)	5 Years

U.S. Equity Funds (except U.S. Value Fund and Real Estate Fund)	Sam Wilderman (since 2005)	Director, U.S. Quantitative Division, GMO. Mr. Wilderman has been responsible for overseeing the portfolio management of GMO’s U.S. quantitative equity portfolios since 2005. Previously, Mr. Wilderman was responsible for portfolio management of and research for GMO’s emerging equity portfolios since 1996.

U.S. Value Fund Real Estate Fund	Edmond Choi (since 2001)	Member, U.S. Quantitative Division, GMO. Mr. Choi is currently responsible for managing or overseeing the portfolio management of U.S. Value Fund and Real Estate Fund. From 1994 to 2005, Mr. Choi was a member of the division responsible for managing GMO’s U.S. active equity portfolios, and, beginning in 2001, was responsible for overseeing the management of GMO’s U.S. active equity portfolios.

International Equity Funds
(except Currency Hedged International Equity Fund, Foreign Fund, Foreign Small Companies Fund, Emerging Markets Fund, Emerging Countries Fund and Emerging Markets Opportunities Fund)
	Thomas Hancock (since 1998)	Director, International Quantitative Division, GMO. Dr. Hancock has been responsible for overseeing the portfolio management of GMO’s international developed market and global quantitative equity portfolios since 1998.

Foreign Fund Foreign Small Companies Fund	Ann Spruill (since 1993)	Director, International Active Division, GMO. Ms. Spruill has been responsible for overseeing the portfolio management of GMO’s international active equity portfolios since 1993.

Emerging Markets Fund Emerging Countries Fund Emerging Markets Opportunities Fund	Arjun Divecha (since 1993)	Director, Emerging Markets Division, GMO. Mr. Divecha has been responsible for overseeing the portfolio management of GMO’s emerging markets equity portfolios since 1993. Prior to 2001, Mr. Divecha provided these services through Dancing Elephant, Ltd., which had been engaged by GMO to provide consulting services to GMO with respect to those portfolios.

Fixed Income Funds	Thomas Cooper (since 1993)	Co-Director, Fixed Income Division, GMO. Mr. Cooper has been responsible (jointly with Mr. Nemerever) for overseeing the portfolio management of GMO’s global fixed income portfolios since 1993. Mr. Cooper focuses on instrument selection.
	William Nemerever (since 1993)	Co-Director, Fixed Income Division, GMO. Mr. Nemerever has been responsible (jointly with Mr. Cooper) for overseeing the portfolio management of GMO’s global fixed income portfolios since 1993. Mr. Nemerever focuses on investment strategy.

Asset Allocation Funds and Currency Hedged International Equity Fund	Ben Inker (since 1996)	Co-Director, Asset Allocation Division, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996.
	Jack Gray (since 2007)	Co-Director, Asset Allocation Division, GMO. Dr. Gray has been a member of GMO’s International Quantitative Division since July 2005 and prior to that from 1998 to May 2003. From May 2003 to July 2005, Dr. Gray served as the Chief Information Officer of Sunsuper Pty Ltd.

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      The SAI contains other information about how GMO determines the compensation of the senior members, other accounts they manage and related conflicts, and their ownership of Funds for which they have responsibility.
Custodians and Fund Accounting Agents
       Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serve as the Trust’s custodians and fund accounting agents on behalf of the Funds. IBT and State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, are expected to merge in July 2007 and, upon consummation of the merger, State Street Bank will become the custodian and fund accounting agent on behalf of Funds for which those services are currently provided by IBT.
Transfer Agent
       IBT serves as the Trust’s transfer agent on behalf of the Funds. State Street Bank will become the transfer agent upon consummation of the merger described above.
Expense Reimbursement
       As more fully described in the Funds’ “Annual Fund operating expenses” table under the caption “Fees and expenses”, the Manager has contractually agreed to reimburse some Funds for a portion of their expenses through at least the dates shown in the tables. As used in this Prospectus, “Excluded Fund Fees and Expenses” means shareholder service fees, expenses indirectly incurred by investment in other GMO Funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense (except for Emerging Countries Fund), transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), and, for Emerging Markets Fund and Emerging Markets Opportunities Fund, also excluding custodial fees.
DETERMINATION OF NET ASSET VALUE
       The net asset value or “NAV” of each class of shares of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time. A Fund’s NAV per share for a class of shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of Fund shares outstanding for that class. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund.
      The value of the Funds’ investments is generally determined as follows:
Exchange-listed securities

•	Last sale price or

•	Official closing price or

•	Most recent bid price (if no reported sale or official closing price) or

•	Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition
      (Also, see discussion in “Fair Value Pricing” below regarding foreign equity securities.)
Unlisted securities (if market quotations are readily available)

•	Most recent quoted bid price
Certain debt obligations (if less than sixty days remain until maturity)

•	Amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired)
All other fixed income securities and options on those securities (except for options written by a Fund) (includes bonds, loans, structured notes)

•	Closing bid supplied by a primary pricing source chosen by the Manager
Options written by a Fund

•	Most recent ask price
Shares of other GMO Funds and other open-end registered investment companies

•	NAV at the time of valuation of shares of an investing Fund

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“Fair Value” Pricing
      For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Funds’ investments will be valued at “fair value,” as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.
      With respect to the Funds’ use of “fair value” pricing, you should note the following:

—	In certain cases, a significant percentage of a Fund’s assets may be “fair valued.” The value of assets that are “fair valued” is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining “fair value” are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that a Fund’s net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

—	Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect events that occur after they close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things, generally require that the Funds’ foreign equity securities be valued by third-party vendors using fair value prices based on modeling tools.
      The values of foreign securities quoted in foreign currencies are translated into U.S. dollars generally at 4:00 p.m. Eastern time at then current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.
      The Manager evaluates primary pricing sources from time to time, and may change any pricing source at any time. However, the Manager does not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) when the Manager believes that the price supplied is not reliable. Some securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because some Funds hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of those Funds’ shares may change significantly on days when shares cannot be redeemed.
NAME POLICIES
       A Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice. When used in connection with a Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund’s investments be “tied economically” to that country or region. For purposes of this Prospectus, an investment is “tied economically” to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. A Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, through investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset.
DISCLOSURE OF PORTFOLIO HOLDINGS
       The Funds have established a policy with respect to disclosure of their portfolio holdings. A description is provided in the SAI. Information regarding the Funds’ portfolio holdings as of each month’s end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO (“potential shareholders”), and their consultants or agents through a secured link on GMO’s website, as set forth below:

Funds	Approximate date of posting to website

U.S. Equity Funds, International Equity Funds, Fixed Income Funds, and Alpha Only Fund	5 days after month end

Asset Allocation Funds (except Alpha Only Fund)	2 days after month end

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      Shareholders and potential shareholders of Funds that invest in other GMO Funds, as well as their consultants and agents, will be able to access the portfolio holdings of the GMO Funds in which those Funds invest when that information becomes available each month on GMO’s website.
      To access this information on GMO’s website (http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of a Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund’s portfolio holdings.
      The Funds or GMO may suspend the posting of portfolio holdings, or the Funds may modify the disclosure policy, without notice to shareholders. Once posted, a Fund’s portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.
HOW TO PURCHASE SHARES
       Under ordinary circumstances, you may purchase a Fund’s shares directly from the Trust on any day when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Funds’ behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.
      Purchase Policies. You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

•	The name of the Fund being purchased;

•	The dollar amount of the shares to be purchased;

•	The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

•	Your name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Trust Application; and

•	Payment in full (by check, wire, or securities).

—	If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.
      If the purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price for the Fund shares to be purchased is the net asset value per share determined on that day (plus any applicable purchase premium). If the purchase request is received after the close of regular trading on the NYSE, the purchase price for the Fund shares to be purchased is the net asset value per share determined on the next business day (plus any applicable purchase premium). See “Purchase Premiums and Redemption Fees” for a discussion of purchase premiums charged by some Funds, including circumstances under which all or a portion of the purchase premiums may be waived. Purchase premiums are not assessed on reinvestments of dividends.
      To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by you in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.
      The Trust and its agents reserve the right to reject any order. In addition, without notice, a Fund may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.
      Minimum investment amounts (by class, if applicable) are set forth in the table on page 111 of this Prospectus. No minimum additional investment is required to purchase additional shares of a class of a Fund. The Trust may waive initial minimums for some investors.
      Funds advised or sub-advised by GMO (“Top Funds”) may purchase shares of other GMO Funds after the close of regular trading on the NYSE (the “Cut-off Time”) and receive the current day’s price if the following conditions are met: (i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the other GMO Funds are executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.

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      Submitting Your Purchase Order Form. Completed purchase order forms can be submitted by mail or by facsimile or other form of communication pre-approved by Shareholder Services to the Trust at:
GMO Trust
c/o Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf
Boston, Massachusetts 02110
Facsimile: (617) 439-4192
Attention: Shareholder Services
      Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to confirm receipt and acceptance of your purchase order form. Do not send cash, checks, or securities directly to the Trust. Purchase requests submitted by mail are “received” by the Trust when actually delivered to the Trust or its agent.
      Funding Your Investment. You may purchase shares:

•	with cash (via wire transfer or check)

—	By wire. Instruct your bank to wire the amount of your investment to:
Investors Bank & Trust Company, Boston, Massachusetts
ABA#: 011-001-438
Attn: Transfer Agent
Credit: GMO Deposit Account 55555-4444
Further credit: GMO Fund/Account name and number

—	By check. All checks must be made payable to the appropriate Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

By U.S. Postal Service: Investors Bank & Trust Company GMO Transfer Agent MFD 23 P.O. Box 642 Boston, MA 02117-0642	By Overnight Courier: Investors Bank & Trust Company GMO Transfer Agent MFD 23 200 Clarendon Street, 16th Floor Boston, MA 02116

•	by exchange (from another Fund)

—	written instruction should be sent to GMO Shareholder Services at (617) 439-4192 (facsimile)

•	in exchange for securities acceptable to the Manager

—	securities must be approved by the Manager prior to transfer to the Fund

—	securities will be valued as set forth under “Determination of Net Asset Value”

•	by a combination of cash and securities
      In the case of International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Global Growth Fund, Developed World Stock Fund, Currency Hedged International Equity Fund, International Small Companies Fund and Tax-Managed International Equities Fund, a purchase may be made in U.S. dollars or in any other currency deemed acceptable by the Manager in its sole discretion. Non-U.S. dollar currencies used to purchase Fund shares will be valued in accordance with the Trust’s valuation procedures.
      Frequent Trading Activity. A Fund will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders. Notwithstanding the foregoing, Domestic Bond Fund, Short-Duration Investment Fund, Short-Duration Collateral Share Fund, World Opportunity Overlay Fund (offered through a separate private placement memorandum), and Short-Duration Collateral Fund (offered through a separate private placement memorandum) do not limit frequent trading because the nature of their investments makes these Funds less susceptible to the effects of market timing.
      The Trustees have approved policies and procedures designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders. There is no assurance that these policies and procedures will be effective in all instances. A Fund does not automatically redeem shares that are the subject of a rejected exchange request.
      In addition to policies and procedures with respect to frequent trading, the Trustees have adopted pricing policies that generally provide for the fair valuation of foreign equity securities on a daily basis, as described in “Determination of Net Asset Value.” The fair value pricing of foreign equity securities may have the effect of reducing the profit potential of frequent trading strategies.
      Shares of some Funds are distributed through financial intermediaries that submit net purchase and redemption orders through omnibus accounts. These omnibus accounts engage in frequent transactions due to the daily trading activity of underlying shareholders. Because transactions by omnibus accounts take place on a net basis, the Funds’ ability to detect and prevent frequent

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trading strategies within those accounts may be limited. The Funds reserve the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.
HOW TO REDEEM SHARES
       Under ordinary circumstances, you may redeem a Fund’s shares on any day when the NYSE is open for business. Redemption requests should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be processed through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent.
      Redemption Policies. You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

•	The name of the Fund being redeemed;

•	The number of shares or the dollar amount of the shares to be redeemed;

•	The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);

•	Your name and/or the account number set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Trust Application; and

•	Wire instructions or registration address that match the wire instructions or registration address (as applicable) on file at GMO or confirmation from an authorized signatory that the wire instructions are valid.
      If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day (less any applicable redemption fee). If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day (less any applicable redemption fee) unless you have instructed GMO Shareholder Services in writing to defer the redemption to another day. In the event of a disaster affecting Boston, Massachusetts, please contact GMO to confirm receipt of your redemption request. If you have instructed GMO Shareholder Services to defer the redemption to another day, you may revoke your redemption request at any time prior to 4:00 p.m. Eastern time on the redemption date. Redemption fees, if any, apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See “Purchase Premiums and Redemption Fees” for a discussion of redemption fees charged by some Funds, including circumstances under which all or a portion of the fees may be waived.
      The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address will result in a delay in processing a redemption request or a rejection of the redemption request.
      If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, a Fund may pay the redemption price in whole or in part with securities held by that Fund instead of cash. If you invest in the Tax-Managed Funds, you should be aware that you are more likely to have a redemption request paid in securities than are shareholders of other Funds.
      If a redemption is paid in cash:

•	payment will generally be made in federal funds transferred to the bank account designated in writing by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed

-	designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in writing by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

•	upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form)

•	In the case of International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Global Growth Fund, Developed World Stock Fund, Currency Hedged International Equity Fund, International Small Companies Fund and Tax-Managed International Equities Fund, a redemption may, in the Manager’s sole discretion, be paid in whole or part in a currency other than U.S. dollars in cases where the redeeming shareholder has indicated a willingness or desire to receive the redemption proceeds in such currency. Non-U.S. dollar currencies used to redeem Fund shares will be valued in accordance with the Trust’s valuation procedures.

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      If a redemption is paid with securities, it is important for you to note:

•	securities used to redeem Fund shares will be valued as set forth under “Determination of Net Asset Value”

•	securities distributed by a Fund will be selected by the Manager in light of the Fund’s objective and may not represent a pro rata distribution of each security held in the Fund’s portfolio

•	you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

•	in-kind redemptions are generally treated by shareholders for tax purposes the same as redemptions paid in cash

•	in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person.
      Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

•	if the NYSE is closed on days other than weekends or holidays

•	during periods when trading on the NYSE is restricted

•	during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

•	during any other period permitted by the SEC for your protection.
      Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund or a class held by the shareholder have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees have authorized GMO in its sole discretion to redeem shares held by certain shareholders to prevent the shareholder from becoming an affiliated person of a Fund.
      Top Funds may redeem shares of other GMO Funds after the Cut-off Time and receive the current day’s price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the other GMO Funds is executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.
      Submitting Your Redemption Request. Redemption requests can be submitted by mail or by facsimile to the Trust at the address/facsimile number set forth under “How to Purchase Shares — Submitting Your Purchase Order Form.” Redemption requests submitted by mail are “received” by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to confirm receipt and acceptance of redemption requests.
PURCHASE PREMIUMS AND REDEMPTION FEES
       The Funds listed below charge purchase premiums and/or redemption fees to shareholders purchasing or redeeming shares. Please refer to the “Shareholder Fees” table under the caption “Fees and expenses” for each Fund for details regarding the purchase premium and/or redemption fee charged by that Fund. Each Fund’s purchase premium and/or redemption fee may change from time to time.

•	U.S. Small/Mid Cap Value Fund
•	U.S. Small/ Mid Cap Growth Fund
•	Tax-Managed Small/Mid Cap Fund
•	Global Growth Fund
•	Developed World Stock Fund
•	International Small Companies Fund
•	Emerging Markets Fund
•	Emerging Markets Opportunities Fund
•	Emerging Country Debt Fund
•	All Asset Allocation Funds
      Purchase premiums and redemption fees are paid to and retained by a Fund to help offset portfolio transaction costs and other related costs (e.g., stamp duties and transfer fees) caused by shareholder activity by allocating those costs (or, in the case of cash transactions, an estimate of those costs) to the shareholder generating the activity. Purchase premiums are not assessed on reinvestments of dividends. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).
     Waiver of Purchase Premiums/ Redemption Fees
      If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee with respect to that portion. The Manager may consider known cash flows out of or into Funds when placing orders for the cash purchase or redemption of Fund shares by Asset Allocation Fund shareholders or other prospective or existing shareholders of the Funds for whom GMO provides asset allocation advice. Consequently, Asset Allocation Funds and those other shareholders for whom GMO provides asset allocation advice may benefit from waivers of the Funds’ purchase premiums and redemption fees to a greater extent than other prospective and existing shareholders of the Funds. The Manager also may waive the purchase premium or redemption fee relating to a cash purchase or redemption transaction, as applicable, in extraordinary circumstances if the relevant Fund will not incur transaction costs. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of certain estimated or known transaction costs (e.g., stamp duties or transfer fees) incurred by the relevant Fund in connection with the

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transfer of the purchasing shareholder’s securities to the Fund. In-kind redemption transactions are generally not subject to redemption fees except to the extent those transactions include a cash component. However, when a substantial portion of a Fund is being redeemed, the Fund may assess estimated or known transaction costs. Waivers are not available for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms.
      Periodic Adjustment of Purchase Premiums/Redemption Fees. The purchase premium and redemption fee for each of the Funds may be adjusted from time to time to account for changes in the Funds’ investments.
      Asset Allocation Funds
      Determination of Level of Purchase Premiums/Redemption Fees.

•	With respect to the Asset Allocation Funds (except Alpha Only Fund), each Fund’s purchase premium and redemption fee is approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying Funds in which the Fund is invested as of the date of this Prospectus.

•	Alpha Only Fund is permitted to invest both in shares of underlying Funds and directly in other securities. Therefore, the purchase premiums and redemption fees of the Fund are approximately equal to the weighted average of (a) the purchase premiums and redemption fees, if any, of the underlying Funds in which it invests and (b) the estimated transaction costs of investing directly in securities, in each case as of the date of this Prospectus.

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MULTIPLE CLASSES
      Certain Funds offer multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of shareholder service fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the shareholder service fee generally is lower for classes that require greater total assets under GMO’s management.
Minimum Investment Criteria for Class II and Class III Eligibility

				Shareholder
				Service Fee
		Minimum Total	Minimum Total	(as a % of average
		Fund Investment	Investment[1]	daily net assets)

Funds Offering Class II Shares	International Intrinsic Value Fund	NA	$10 million	0.22%

	Foreign Fund	$10 million	NA	0.22%

	International Intrinsic Value Fund	NA	$35 million	0.15%

	Foreign Fund	$35 million	NA	0.15%

	Foreign Small Companies Fund	$10 million	NA	0.15%

Funds Offering Class III Shares	Asset Allocation Funds (except Alpha Only Fund)	NA	$10 million	0.00%[2]

Currency Hedged International Equity Fund
Core Plus Bond Fund
International Bond Fund
Strategic Fixed Income Fund
Currency Hedged International Bond Fund
Global Bond Fund
Inflation Indexed Plus Bond Fund
	Alpha Only Fund	NA	$10 million	0.15%[3]

	Tax-Managed Funds	NA	$10 million (or $5 million in the Tax-Managed Funds)	0.15%

	All Other Funds	NA	$10 million	0.15%

Minimum Investment Criteria for Class IV, Class V, and Class VI Eligibility

			Minimum Total	Shareholder
			Investment plus	Service Fee
		Minimum Total	Minimum Fund	(as a % of average
		Fund Investment	Investment	daily net assets)

	Tobacco-Free Core Fund U.S. Quality Equity Fund Emerging Markets Fund	$125 million	$250 million (including $35 million in Fund)	0.105%

Funds Offering Class IV Shares	Foreign Small Companies Fund	$125 million	NA	0.10%

	U.S. Core Equity Fund Emerging Country Debt Fund Developed World Stock Fund Core Plus Bond Fund[3] Inflation Indexed Plus Bond Fund[3] Alpha Only Fund[3]	$125 million	$250 million (including $35 million in Fund)	0.10%

	International Intrinsic Value Fund International Core Equity Fund International Growth Equity Fund	$125 million	$250 million (including $35 million in Fund)	0.09%

	Foreign Fund	$250 million	$250 million (no minimum Fund investment)	0.09%

Funds Offering Class V Shares	U.S. Core Equity Fund U.S. Quality Equity Fund Emerging Markets Fund	$250 million	$500 million (including $35 million in Fund)	0.085%

Funds Offering Class VI Shares	U.S. Core Equity Fund U.S. Quality Equity Fund International Core Equity Fund Emerging Markets Fund Emerging Markets Opportunities Fund Domestic Bond Fund Short-Duration Collateral Share Fund Strategic Fixed Income Fund[3] Inflation Indexed Plus Bond Fund[3]	$300 million	$750 million (including $35 million in Fund)	0.055%

[1]	The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors investing through financial intermediaries and for certain clients with continuous client relationships with GMO since May 31, 1996. See discussion immediately following these tables for more information about these exceptions and special rules.
[2]	These Funds indirectly bear an additional shareholder service fee by virtue of their investments in other GMO Funds.
[3]	The Manager will waive each of these Funds’ shareholder service fees to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds the applicable shareholder service fee set forth in the relevant table above; provided, however, that the amount of this waiver will not exceed the applicable shareholder service fee set forth in the relevant table above.

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     Eligibility to purchase different classes of Fund shares depends on the client’s meeting either (i) the minimum “Total Fund Investment” set forth in the above table, which includes only a client’s total investment in a particular Fund, or (ii) the minimum “Total Investment” set forth in the above table, calculated as described below; provided that clients who qualify for Class IV, Class V, and Class VI shares of a Fund as a result of satisfying the minimum Total Investment requirement for the class also may be required to make a minimum investment in that Fund as set forth in the above table.
      A client’s Total Investment (other than the Total Investment required to purchase Class IV shares of Foreign Fund) equals the market value of all the client’s assets managed by GMO and its affiliates (1) at the time of initial investment, (2) at the close of business on the last business day of each calendar quarter, or (3) at other times as determined by the Manager (each, a “Determination Date”); provided, however, that a client’s Total Investment required to purchase Class III shares of each of the Tax-Managed Funds also may equal the market value of all of the client’s assets invested in the Tax-Managed Funds in the aggregate on a Determination Date. A client’s Total Investment required to purchase Class IV shares of Foreign Fund equals the market value of all of the client’s assets invested in the International Active Division’s EAFE strategy on a Determination Date.
      For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III shares indefinitely, provided that the client does not make a withdrawal or redemption that causes the client’s Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 was less than $7 million will be eligible to invest in or convert to Class II shares indefinitely.
      For any Fund, GMO may permit a client to undertake in writing to meet the applicable Total Fund Investment or Total Investment over a specified period. If the client’s goal is not met by the time specified in the letter (the “Commitment Date”), the client will be converted on the next Determination Date to the class of shares for which the client satisfied all minimum investment requirements as of the Commitment Date.
      You should note:

•	No minimum additional investment is required to purchase additional shares of a Fund for any class of shares.

•	The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility. See the SAI for a discussion of factors the Manager considers relevant when making aggregation determinations.

•	Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

•	The Trust may waive eligibility requirements for certain accounts or special situations (e.g., funds that invest in GMO Funds may invest in the least expensive class of those GMO Funds in operation at the time of investment).

•	All investments by defined contribution plans through an intermediary are invested in Class III Shares.
Conversions between Classes
      Each client’s Total Fund Investment and Total Investment are determined by GMO on each Determination Date. Based on this determination, and subject to the following, each client’s shares of a Fund identified for conversion will be converted to the class of shares of that Fund with the lowest shareholder service fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). With respect to any Fund:

•	To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower shareholder service fee than the class held by the client on the Determination Date, the client’s shares identified for conversion will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

•	To the extent a client no longer satisfies all minimum investment requirements for the class of shares held by the client on the last Determination Date of a calendar year, the Trust will convert the client’s shares to the class that is then being offered bearing the lowest shareholder service fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher shareholder service fee than the class then held by the client). To the extent the client no longer satisfies all minimum investment requirements for any class of a Fund as of the last Determination Date of a calendar year or to the extent there is an abusive pattern of investments and/or redemptions, the Trust will convert the client’s shares to the class of that Fund then being offered bearing the highest shareholder service fee unless the value has increased prior to the expiration of the notice period so as to satisfy all minimum investment requirements for the client’s current class of shares. Notwithstanding the foregoing, a client’s shares will not be converted to a class of shares bearing a higher shareholder service fee without at least 15 calendar days’ prior notice by the Trust. To the extent that the client makes an additional investment (or the value of the client’s shares otherwise increases), prior to the expiration of the notice period so as to satisfy all minimum investment requirements for the client’s current class of shares, the client will remain in the class of shares then held by the client. If the client is not able to make an additional investment in a Fund solely because the Fund is closed to new investment or is capacity constrained, the client will remain in the class of shares then held by the client. Any conversion of a client’s shares to a class of shares bearing a higher shareholder service fee will occur within 60 calendar days following the last Determination Date of a calendar year or, in the case of conversion due to an abusive pattern of investments and/or redemptions, on any other date pursuant to the Manager’s discretion.
      The Trust has been advised by counsel that, for tax purposes, the conversion of a client’s investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the shares that are converted. The client’s tax

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basis in the new class of shares immediately after the conversion should equal the client’s basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.
DISTRIBUTIONS AND TAXES
       The policy of each U.S. Equity Fund (except for the Real Estate Fund), Short-Duration Investment Fund, and Domestic Bond Fund is to declare and pay distributions of its net income, if any, quarterly. The policy of each other Fund is to declare and pay distributions of its net income, if any, semi-annually. Each Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. In addition, the Funds may, from time to time and at their discretion, make unscheduled distributions in advance of redemptions by large shareholders. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Shareholders should read the description below for information regarding the tax character of distributions from the Fund to shareholders.
      All dividends and/or distributions are reinvested in additional shares of the relevant Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate boxes on the GMO Trust Application, by writing to the Trust, or by notifying their broker or agent. No purchase premium is charged on reinvested dividends or distributions.
      It is important for you to note:

•	For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less are taxable to shareholders as ordinary income.

•	If a Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. A Fund’s ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

•	For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fixed Income Funds do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011.

•	Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

•	Distributions by a Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund’s shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder’s sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short-term or long-term capital gain, depending on how long the Fund shares were held by the shareholder.

•	A Fund’s investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains. Those taxes will reduce the Fund’s yield on these securities. The foreign withholding tax rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction for foreign taxes paid by the Fund. See “Taxes” in the SAI for more information.

•	In the case of a Fund that permits purchases or redemptions of Fund shares in foreign currencies, foreign currency transactions associated with these purchases or redemptions may accelerate or increase the Fund’s recognition of ordinary income or losses as a result of fluctuations in the value of the foreign currencies received or distributed by the Fund in connection with the purchases or redemptions. The timing and extent of any such foreign currency exchange related income or losses will differ depending on, among other things, the Fund’s ultimate use of foreign currencies received to purchase shares

113

of the Fund and the Fund’s use of foreign currencies or other disposition of certain foreign currency derivatives, including, but not limited to, forwards and futures, in connection with a redemption.

•	A Fund’s investment in certain types of securities and other assets, including foreign currencies, certain types of foreign securities, debt obligations issued or purchased at a discount, asset-backed securities, assets “marked to the market” for federal income tax purposes and, potentially, so-called “indexed securities” (including inflation indexed bonds), may increase or accelerate a Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by those investments. These investments, therefore, may affect the timing or amount of a Fund’s distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

•	A Fund’s use of derivatives and securities lending may increase the amount of income recognized by its shareholders.

•	A Fund’s investment in other series of the Trust, including Alternative Asset Opportunity Fund, Short-Duration Collateral Fund, and World Opportunity Overlay Fund, or other investment companies taxed as partnerships or regulated investment companies could affect the amount, timing and character of distributions. See “Taxes” in the SAI for more information.

      The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax). See “Taxes” in the SAI for more information.

114

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115

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
The financial highlight tables are intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Trust’s Annual Reports, which are incorporated by reference in the SAI and available upon request. Information is presented for each Fund, and class of shares thereof, that had investment operations during the reporting periods and is currently being offered through this Prospectus.
U.S. EQUITY FUNDS

U.S. CORE EQUITY FUND††

	Class III Shares					Class IV Shares

	Year Ended February 28/29,					Year Ended February 28/29,

	2007	2006††	2005††	2004††	2003††	2007	2006††	2005††	2004††	2003††

Net asset value, beginning of period	$14.50	$14.28	$13.54	$9.98	$12.90	$14.48	$14.26	$13.52	$9.97	$12.89

Income (loss) from investment operations:
Net investment income (loss)†	0.22	0.24	0.19	0.16	0.15	0.22	0.25	0.20	0.16	0.16
Net realized and unrealized gain (loss)	0.64	0.54	0.73	3.56	(2.92)	0.65	0.54	0.73	3.55	(2.92)

Total from investment operations	0.86	0.78	0.92	3.72	(2.77)	0.87	0.79	0.93	3.71	(2.76)

Less distributions to shareholders:
From net investment income	(0.22)	(0.24)	(0.18)	(0.16)	(0.15)	(0.23)	(0.25)	(0.19)	(0.16)	(0.16)
In excess of net investment income	—	—	—	—	—	—	—	—	—	—
From net realized gains	(0.37)	(0.32)	—	—	—	(0.37)	(0.32)	—	—	—

Total distributions	(0.59)	(0.56)	(0.18)	(0.16)	(0.15)	(0.60)	(0.57)	(0.19)	(0.16)	(0.16)

Net asset value, end of period	$14.77	$14.50	$14.28	$13.54	$9.98	$14.75	$14.48	$14.26	$13.52	$9.97

Total Return(a)	5.97%	5.60%	6.89%	37.50%	(21.59)%	6.05%	5.66%	6.96%	37.50%	(21.55)%
Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$1,789,872	$2,841,959	$1,739,392	$1,517,458	$1,141,725	$602,048	$749,822	$866,206	$709,525	$463,254
Net expenses to average daily net assets	0.46%	0.47%	0.48%	0.48%	0.48%	0.41%	0.43%	0.44%	0.44%	0.44%
Net investment income to average daily net assets	1.51%	1.69%	1.46%	1.32%	1.34%	1.55%	1.76%	1.49%	1.36%	1.39%
Portfolio turnover rate	78%	65%	65%	57%	74%	78%	65%	65%	57%	74%
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%	0.02%	0.02%	0.03%	0.03%	0.02%	0.02%	0.02%	0.03%	0.03%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

*	Annualized.
**	Not annualized.

***	Calculation represents portfolio turnover of the Fund for the year ending February 29, 2004.

†	Calculated using average shares outstanding throughout the period.
††	The Fund is the successor to GMO U.S. Core Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO U.S. Core Fund.

116

U.S. CORE EQUITY FUND†† (CONT’D)

Class VI Shares

			Period from
			June 30, 2003
			(commencement of
Year Ended February 28,			operations) through
			February 29,
2007	2006††	2005††	2004††

$14.47	$14.26	$13.52	$11.54
0.23	0.25	0.21	0.10
0.65	0.54	0.72	2.01

0.88	0.79	0.93	2.11

(0.23)	(0.26)	(0.19)	(0.13)
—	(0.32)	—	—
(0.37)	—	—	—

(0.60)	(0.58)	(0.19)	(0.13)

$14.75	$14.47	$14.26	$13.52

6.17%	5.64%	7.01%	18.41	%**
$3,671,926	$2,543,300	$1,750,325	$542,274
0.37%	0.38%	0.39%	0.39	%*
1.61%	1.78%	1.56%	1.17	%*
78%	65%	65%	57	%***
0.02%	0.02%	0.02%	0.03%

117

TOBACCO-FREE CORE FUND

	Class III Shares					Class IV Shares

	Year Ended February 28/29,					Year Ended February 28/29,

	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003

Net asset value, beginning of period	$12.45	$12.24	$11.76	$8.69	$11.23	$12.46	$12.25	$11.76	$8.69	$11.23

Income (loss) from investment operations:
Net investment income (loss)†	0.18	0.20	0.17	0.13	0.12	0.19	0.21	0.16	0.13	0.13
Net realized and unrealized gain (loss)	0.54	0.44	0.54	3.07	(2.55)	0.54	0.44	0.56	3.07	(2.55)

Total from investment operations	0.72	0.64	0.71	3.20	(2.43)	0.73	0.65	0.72	3.20	(2.42)

Less distributions to shareholders:
From net investment income	(0.23)	(0.15)	(0.18)	(0.13)	(0.11)	(0.24)	(0.16)	(0.18)	(0.13)	(0.12)
From net realized gains	(0.06)	(0.28)	(0.05)	—	—	(0.06)	(0.28)	(0.05)	—	—

Total distributions	(0.29)	(0.43)	(0.23)	(0.13)	(0.11)	(0.30)	(0.44)	(0.23)	(0.13)	(0.12)

Net asset value, end of period	$12.88	$12.45	$12.24	$11.76	$8.69	$12.89	$12.46	$12.25	$11.76	$8.69

Total Return(a)	5.87%	5.40%	6.16%	37.06%	(21.69)%	5.91%	5.44%	6.25%	37.12%	(21.65)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$188,133	$224,097	$221,661	$188,370	$163,025	$138,170	$149,624	$141,900	$394,454	$308,001
Net expenses to average daily net assets	0.48%	0.48%	0.48%	0.48%	0.48%	0.44%	0.44%	0.44%	0.44%	0.44%
Net investment income to average daily net assets	1.46%	1.68%	1.43%	1.26%	1.26%	1.49%	1.72%	1.37%	1.31%	1.35%
Portfolio turnover rate	73%	63%	68%	63%	62%	73%	63%	68%	63%	62%
Fees and expenses reimbursed by the Manager to average daily net assets	0.06%	0.04%	0.04%	0.04%	0.04%	0.06%	0.04%	0.04%	0.04%	0.04%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.
U.S. QUALITY EQUITY FUND

	Class III Shares					Class IV Shares

				Period from					Period from
				February 6, 2004					February 6, 2004
	Year Ended February 28,			(commencement of		Year Ended February 28,			(commencement of
				operations) through					operations) through
	2007	2006	2005	February 29, 2004		2007	2006	2005	February 29, 2004

Net asset value, beginning of period	$20.81	$20.03	$19.93	$20.00		$20.82	$20.03	$19.93	$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.35	0.32	0.39	0.01		0.37	0.32	0.38	0.01
Net realized and unrealized gain (loss)	1.12	0.72	(0.05)	(0.08)		1.11	0.74	(0.03)	(0.08)

Total from investment operations	1.47	1.04	0.34	(0.07)		1.48	1.06	0.35	(0.07)

Less distributions to shareholders:
From net investment income	(0.34)	(0.22)	(0.24)	—		(0.34)	(0.23)	(0.25)	—
From net realized gains	(0.16)	(0.04)	—	—		(0.16)	(0.04)	—	—

Total distributions	(0.50)	(0.26)	(0.24)	—		(0.50)	(0.27)	(0.25)	—

Net asset value, end of period	$21.78	$20.81	$20.03	$19.93		$21.80	$20.82	$20.03	$19.93

Total Return(a)	7.18%	5.28%	1.72%	(0.35	%)**	7.19%	5.37%	1.75%	(0.35	%)**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,575,300	$1,108,088	$463,848	$18,966		$800,458	$2,005,417	$938,586	$137,835
Net expenses to average daily net assets	0.48%	0.48%	0.48%	0.47	%*	0.44%	0.44%	0.44%	0.44	%*
Net investment income to average daily net assets	1.64%	1.58%	1.98%	1.22	%*	1.79%	1.62%	1.92%	0.99	%*
Portfolio turnover rate	50%	52%	66%	2	%**	50%	52%	66%	2	%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%	0.02%	0.04%	1.59	%*	0.02%	0.02%	0.04%	1.59	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

***	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

118

U.S. QUALITY EQUITY FUND (CONT’D)

Class V Shares		Class VI Shares

Period from		Period from
December 8, 2006		December 8, 2006
(commencement of		(commencement of
operations) through		operations) through
February 28, 2007		February 28, 2007

$21.91		$21.91

0.07		0.07
0.04		0.04

0.11		0.11

(0.09)		(0.09)
(0.14)		(0.14)

(0.23)		(0.23)

$21.79		$21.79

0.49	%**	0.49	%**
$259,430		$2,588,116
0.42	%*	0.39	%*
1.40	%*	1.43	%*
50	%***	50	%***
0.02	%*	0.02	%*

119

U.S. VALUE FUND††

	Class III Shares

	Year Ended February 28/29,

	2007	2006††	2005††	2004††	2003††

Net asset value, beginning of period	$10.25	$9.89	$9.28	$6.73	$8.82

Income (loss) from investment operations:
Net investment income (loss)	0.17 †	0.14 †	0.16 †	0.13	0.14
Net realized and unrealized gain (loss)	0.64	0.38	0.62	2.59	(2.10)

Total from investment operations	0.81	0.52	0.78	2.72	(1.96)

Less distributions to shareholders:
From net investment income	(0.17)	(0.16)	(0.17)	(0.17)	(0.13)
From net realized gains	(0.11)	—	—	—	—

Total distributions	(0.28)	(0.16)	(0.17)	(0.17)	(0.13)

Net asset value, end of period	$10.78	$10.25	$9.89	$9.28	$6.73

Total Return(a)	8.00%	5.36%	8.46%	40.69%	(22.29)%
Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$29,759	$30,961	$41,306	$46,904	$163,463
Net expenses to average daily net assets	0.59%	0.61%	0.61%	0.61%	0.61%
Net investment income to average daily net assets	1.66%	1.43%	1.71%	1.74%	1.79%
Portfolio turnover rate	79%	103%	110%	127%	100%
Fees and expenses reimbursed by the Manager to average daily net assets	0.28%	0.31%	0.18%	0.20%	0.07%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.
††	The Fund is the successor to GMO Value Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Value Fund.
U.S. INTRINSIC VALUE FUND††

	Class III Shares

	Year Ended February 28/29,

	2007	2006††	2005††	2004††	2003††

Net asset value, beginning of period	$10.78	$11.71	$11.36	$8.05	$10.73

Income (loss) from investment operations:
Net investment income (loss)†	0.21	0.26	0.20	0.17	0.15
Net realized and unrealized gain (loss)	0.80	0.58	0.86	3.31	(2.36)

Total from investment operations	1.01	0.84	1.06	3.48	(2.21)

Less distributions to shareholders:
From net investment income	(0.23)	(0.28)	(0.19)	(0.17)	(0.15)
From net realized gains	(1.88)	(1.49)	(0.52)	—	(0.32)

Total distributions	(2.11)	(1.77)	(0.71)	(0.17)	(0.47)

Net asset value, end of period	$9.68	$10.78	$11.71	$11.36	$8.05

Total Return(a)	9.80%	7.73%	9.59%	43.68%	(21.05)%
Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$35,726	$95,605	$112,411	$71,931	$61,923
Net expenses to average daily net assets	0.46%	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.91%	2.31%	1.79%	1.77%	1.56%
Portfolio turnover rate	72%	62%	60%	65%	114%
Fees and expenses reimbursed by the Manager to average daily net assets	0.13%	0.12%	0.10%	0.14%	0.15%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.
††	The Fund is the successor to GMO Intrinsic Value Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Intrinsic Value Fund.

120

U.S. GROWTH FUND††

	Class III Shares

	Year Ended February 28/29,

	2007	2006††	2005††		2004††	2003††

Net asset value, beginning of period	$18.17	$18.26	$19.03		$14.29	$18.23

Income (loss) from investment operations:
Net investment income (loss)	0.15 †	0.15 †	0.16	†	0.10	0.10
Net realized and unrealized gain (loss)	0.07	0.86	(0.02	) (a)	5.14	(3.94)

Total from investment operations	0.22	1.01	0.14		5.24	(3.84)

Less distributions to shareholders:
From net investment income	(0.15)	(0.16)	(0.14)		(0.14)	(0.10)
From net realized gains	(1.00)	(0.94)	(0.77)		(0.36)	—

Total distributions	(1.15)	(1.10)	(0.91)		(0.50)	(0.10)

Net asset value, end of period	$17.24	$18.17	$18.26		$19.03	$14.29

Total Return(b)	1.24%	5.64%	0.94%		36.93%	(21.13)%
Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$224,554	$342,203	$357,499		$437,200	$302,051
Net expenses to average daily net assets	0.46%	0.48%	0.48%		0.48%	0.48%
Net investment income to average daily net assets	0.85%	0.84%	0.89%		0.62%	0.72%
Portfolio turnover rate	111%	94%	136%		97%	72%
Fees and expenses reimbursed by the Manager to average daily net assets	0.05%	0.04%	0.04%		0.05%	0.09%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.
††	The Fund is the successor to GMO Growth Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Growth Fund.
U.S. SMALL/MID CAP VALUE FUND††

	Class III Shares

	Year Ended February 28/29,

	2007	2006††	2005††	2004††	2003††

Net asset value, beginning of period	$10.52	$12.38	$15.51	$9.81	$14.91

Income (loss) from investment operations:
Net investment income (loss)	0.15 †	0.20 †	0.19 †	0.17	0.18
Net realized and unrealized gain (loss)	0.68	1.11	1.32	5.78	(2.74)

Total from investment operations	0.83	1.31	1.51	5.95	(2.56)

Less distributions to shareholders:
From net investment income	(0.20)	(0.21)	(0.16)	(0.15)	(0.17)
From net realized gains	(1.14)	(2.96)	(4.48)	(0.10)	(2.37)

Total distributions	(1.34)	(3.17)	(4.64)	(0.25)	(2.54)

Net asset value, end of period	$10.01	$10.52	$12.38	$15.51	$9.81

Total Return(a)	8.71%	11.67%	14.98%	61.14%	(18.58)%
Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$58,452	$53,389	$80,084	$179,268	$146,915
Net expenses to average daily net assets	0.46%	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.46%	1.71%	1.48%	1.21%	1.21%
Portfolio turnover rate	79%	48%	66%	86%	69%
Fees and expenses reimbursed by the Manager to average daily net assets	0.22%	0.19%	0.12%	0.08%	0.08%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	$0.04	$0.09	$0.04	$0.08

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

†	Calculated using average shares outstanding throughout the period.
††	The Fund is the successor to GMO Small/Mid Cap Value Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Small/Mid Cap Value Fund.

121

U.S. SMALL/MID CAP GROWTH FUND††

	Class III Shares

	Year Ended February 28/29,

	2007	2006††	2005††	2004††	2003††

Net asset value, beginning of period	$19.67	$21.96	$21.78	$13.52	$16.48

Income (loss) from investment operations:
Net investment income (loss)†	0.07	0.06	0.03	0.00 (a)	(0.01)
Net realized and unrealized gain (loss)	0.79	2.93	1.96	8.28	(2.95)

Total from investment operations	0.86	2.99	1.99	8.28	(2.96)

Less distributions to shareholders:
From net investment income	(0.09)	(0.07)	(0.01)	(0.02)	—
From net realized gains	(1.51)	(5.21)	(1.80)	—	—

Total distributions	(1.60)	(5.28)	(1.81)	(0.02)	—

Net asset value, end of period	$18.93	$19.67	$21.96	$21.78	$13.52

Total Return(b)	4.86%	14.63%	10.50%	61.22%	(17.96)%
Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$25,314	$29,804	$38,801	$41,662	$17,669
Net expenses to average daily net assets	0.46%	0.48%	0.48%	0.48%	0.49%
Net investment income to average daily net assets	0.38%	0.30%	0.16%	0.02%	(0.06)%
Portfolio turnover rate	109%	87%	110%	97%	116%
Fees and expenses reimbursed by the Manager to average daily net assets	0.60%	0.35%	0.26%	0.24%	0.37%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.03	$0.08	$0.04	$0.06	$0.03

(a)	Net investment income was less than $0.01 per share.

(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

†	Calculated using average shares outstanding throughout the period.
††	The Fund is the successor to GMO Small/Mid Cap Growth Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Small/Mid Cap Growth Fund.
REAL ESTATE FUND*

	Class III Shares

	Year Ended February 28/29,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$12.27	$14.54	$14.65	$10.49	$11.17

Income (loss) from investment operations:
Net investment income (loss)†	0.38	0.61	0.59	0.58	0.50
Net realized and unrealized gain (loss)	2.72	3.24	1.55	4.01	(0.71)

Total from investment operations	3.10	3.85	2.14	4.59	(0.21)

Less distributions to shareholders:
From net investment income	(0.31)	(0.40)	(0.87)	(0.43)	(0.47)
From net realized gains	(2.19)	(5.72)	(1.38)	—	—

Total distributions	(2.50)	(6.12)	(2.25)	(0.43)	(0.47)

Net asset value, end of period	$12.87	$12.27	$14.54	$14.65	$10.49

Total Return(a)	29.76%	28.89%	16.01%	44.56%	(2.16)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$37,650	$41,391	$235,837	$191,458	$142,256
Net expenses to average daily net assets	0.48%	0.48%	0.48%	0.52%	0.69%
Net investment income to average daily net assets	3.24%	3.91%	4.13%	4.61%	4.47%
Portfolio turnover rate	43%	52%	134%	56%	61%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.28%	0.25%	0.25%	0.24%	0.04%

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.
*	Effective June 30, 2002, the “GMO REIT Fund” was renamed the “GMO Real Estate Fund.”

122

TAX-MANAGED U.S. EQUITIES FUND

	Class III Shares

	Year Ended February 28/29,

	2007	2006	2005		2004	2003

Net asset value, beginning of period	$12.83	$12.14	$11.58		$8.62	$11.24

Income (loss) from investment operations:
Net investment income (loss)†	0.19	0.20	0.16		0.14	0.14
Net realized and unrealized gain (loss)	0.64	0.69	0.54		2.96	(2.64)

Total from investment operations	0.83	0.89	0.70		3.10	(2.50)

Less distributions to shareholders:
From net investment income	(0.18)	(0.20)	(0.14)		(0.14)	(0.12)

Total distributions	(0.18)	(0.20)	(0.14)		(0.14)	(0.12)

Net asset value, end of period	$13.48	$12.83	$12.14		$11.58	$8.62

Total Return(a)	6.53%	7.46%	6.12	% (b)	36.21%	(22.33)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$116,725	$121,339	$81,374		$62,027	$40,347
Net expenses to average daily net assets	0.48%	0.48%	0.48%		0.48%	0.49%
Net investment income to average daily net assets	1.46%	1.65%	1.39%		1.34%	1.41%
Portfolio turnover rate	67%	62%	87%		70%	63%
Fees and expenses reimbursed by the Manager to average daily net assets	0.11%	0.08%	0.08%		0.13%	0.16%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)	The effect of losses in the amount of $15,989 resulting from compliance violations and the Manager’s reimbursement of such losses had no effect on total return.
†	Calculated using average shares outstanding throughout the period.
TAX-MANAGED SMALL/MID CAP FUND*

	Class III Shares

	Year Ended February 28/29,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$19.07	$16.94	$14.80	$9.66	$11.76

Income (loss) from investment operations:
Net investment income (loss)	0.16 †	0.11 †	0.08 †	0.08	0.11
Net realized and unrealized gain (loss)	1.23	2.13	2.13	5.14	(2.10)

Total from investment operations	1.39	2.24	2.21	5.22	(1.99)

Less distributions to shareholders:
From net investment income	(0.16)	(0.11)	(0.07)	(0.08)	(0.11)
From net realized gains	(0.18)	—	—	—	—

Total distributions	(0.34)	(0.11)	(0.07)	(0.08)	(0.11)

Net asset value, end of period	$20.12	$19.07	$16.94	$14.80	$9.66

Total Return(a)	7.38%	13.25%	14.99%	54.21%	(17.00)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,839	$31,790	$27,085	$24,529	$20,723
Net expenses to average daily net assets	0.70%	0.70%	0.70%	0.70%	0.71%
Net investment income to average daily net assets	0.84%	0.61%	0.56%	0.62%	0.90%
Portfolio turnover rate	65%	78%	90%	66%	55%
Fees and expenses reimbursed by the Manager to average daily net assets	0.34%	0.27%	0.25%	0.31%	0.18%
Purchase premiums consisted of the following per share amounts:†	$0.00 (b )	$0.03	$0.00 (b )	—	$0.01

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums which are borne by the shareholders.

(b)	Purchase premiums were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Effective August 31, 2005, the “GMO Tax-Managed Small Companies Fund” was renamed the “GMO Tax-Managed Small/Mid Cap Fund.”

123

INTERNATIONAL EQUITY FUNDS
INTERNATIONAL CORE EQUITY FUND†††

	Class III Shares					Class IV Shares					Class VI Shares

									Period from
									June 30, 2003		Period from
									(commencement of		March 28, 2006
	Year Ended February 28/29,					Year Ended February 28,			operations)		(commencement of
									through		operations) through
	2007	2006†††	2005†††	2004†††	2003†††	2007	2006†††	2005†††	February 29, 2004†††		February 28, 2007

Net asset value, beginning of period	$35.23	$30.81	$26.75	$18.04	$20.40	$35.21	$30.80	$26.75	$21.08		$36.09

Income (loss) from investment operations:
Net investment income (loss)†	0.86	0.72	0.55	0.40	0.37	0.85	0.65	0.56	0.16		0.74
Net realized and unrealized gain (loss)	6.06	4.79	4.54	8.81	(2.03)	6.09	4.87	4.54	6.03		5.33

Total from investment operations	6.92	5.51	5.09	9.21	(1.66)	6.94	5.52	5.10	6.19		6.07

Less distributions to shareholders:
From net investment income	(0.77)	(0.16)	(0.54)	(0.50)	(0.70)	(0.79)	(0.18)	(0.56)	(0.52)		(0.81)
From net realized gains	(2.00)	(0.93)	(0.49)	—	—	(2.00)	(0.93)	(0.49)	—		(2.00)

Total distributions	(2.77)	(1.09)	(1.03)	(0.50)	(0.70)	(2.79)	(1.11)	(1.05)	(0.52)		(2.81)

Net asset value, end of period	$39.38	$35.23	$30.81	$26.75	$18.04	$39.36	$35.21	$30.80	$26.75		$39.35

Total Return(a)	20.04%	18.26%	19.20%	51.46%	(8.28)%	20.14%	18.31%	19.24%	29.71	%**	17.24	%**
Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$877,816	$820,336	$321,463	$201,333	$68,047	$711,712	$1,183,535	$255,580	$24,134		$1,377,829
Net expenses to average daily net assets	0.53%	0.54%	0.55%	0.55%	0.55%	0.47%	0.48%	0.49%	0.49	%*	0.44	%*
Net investment income to average daily net assets	2.29%	2.26%	1.98%	1.77%	1.82%	2.27%	1.98%	2.01%	0.99	%*	2.11	%*
Portfolio turnover rate	47%	43%	45%	43%	64%	47%	43%	45%	43	%††	47	%††
Fees and expenses reimbursed by the Manager to average daily net assets	0.05%	0.10%	0.14%	0.27%	0.39%	0.05%	0.11%	0.14%	0.26	%*	0.05	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

*	Annualized.
**	Not annualized.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.
†††	The Fund is the successor to GMO International Disciplined Equity Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO International Disciplined Equity Fund.
INTERNATIONAL INTRINSIC VALUE FUND

	Class II Shares					Class III Shares

	Year Ended February 28/29,					Year Ended February 28/29,

	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003

Net asset value, beginning of period	$32.35	$29.04	$24.18	$16.04	$17.41	$32.59	$29.23	$24.32	$16.13	$17.50

Income (loss) from investment operations:
Net investment income (loss)†	0.79	0.65	0.49	0.44	0.37	0.81	0.72	0.59	0.45	0.40
Net realized and unrealized gain (loss)	5.60	4.45	5.07	8.31	(1.05)	5.66	4.44	5.02	8.36	(1.08)

Total from investment operations	6.39	5.10	5.56	8.75	(0.68)	6.47	5.16	5.61	8.81	(0.68)

Less distributions to shareholders:
From net investment income	(0.54)	(0.36)	(0.66)	(0.61)	(0.69)	(0.57)	(0.37)	(0.66)	(0.62)	(0.69)
From net realized gains	(3.21)	(1.43)	(0.04)	—	—	(3.21)	(1.43)	(0.04)	—	—

Total distributions	(3.75)	(1.79)	(0.70)	(0.61)	(0.69)	(3.78)	(1.80)	(0.70)	(0.62)	(0.69)

Net asset value, end of period	$34.99	$32.35	$29.04	$24.18	$16.04	$35.28	$32.59	$29.23	$24.32	$16.13

Total Return(a)	20.46%	18.16%	23.17%	54.99%	(4.11)%	20.54%	18.26%	23.28%	55.05%	(4.05)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$564,440	$567,313	$231,695	$85,625	$67,896	$2,703,050	$2,795,610	$1,804,485	$1,350,850	$845,997
Net expenses to average daily net assets	0.76%	0.76%	0.76%	0.76%	0.76%	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income to average daily net assets	2.32%	2.16%	1.88%	2.15%	2.06%	2.36%	2.39%	2.30%	2.22%	2.26%
Portfolio turnover rate	36%	38%	46%	44%	51%	36%	38%	46%	44%	51%
Fees and expenses reimbursed by the Manager to average daily net assets	0.04%	0.06%	0.07%	0.09%	0.10%	0.04%	0.06%	0.07%	0.09%	0.10%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.

124

INTERNATIONAL GROWTH EQUITY FUND††

	Class III Shares					Class IV Shares

						Period from
						July 12, 2006
						(commencement of
	Year Ended February 28/29,					operations) through
						February 28,
	2007	2006††	2005††	2004††	2003††	2007

Net asset value, beginning of period	$29.90	$27.22	$23.67	$16.83	$19.65	$29.92

Income (loss) from investment operations:
Net investment income (loss)†	0.77	0.53	0.40	0.29	0.25	0.20
Net realized and unrealized gain (loss)	4.80	3.57	3.94	6.81	(2.46)	4.48

Total from investment operations	5.57	4.10	4.34	7.10	(2.21)	4.68

Less distributions to shareholders:
From net investment income	(0.49)	(0.10)	(0.33)	(0.26)	(0.61)	(0.50)
From net realized gains	(3.61)	(1.32)	(0.46)	—	—	(2.72)

Total distributions	(4.10)	(1.42)	(0.79)	(0.26)	(0.61)	(3.22)

Net asset value, end of period	$31.37	$29.90	$27.22	$23.67	$16.83	$31.38

Total Return(a)	19.21%	15.54%	18.66%	42.33%	(11.40)%	15.79	%**
Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$950,332	$3,119,919	$1,653,053	$565,104	$178,804	$2,864,791
Net expenses to average daily net assets	0.67%	0.68%	0.69%	0.69%	0.69%	0.61	%*
Net investment income to average daily net assets	2.46%	1.89%	1.64%	1.38%	1.32%	1.01	%*
Portfolio turnover rate	74%	57%	52%	63%	78%	74	%***
Fees and expenses reimbursed by the Manager to average daily net assets	0.05%	0.08%	0.09%	0.16%	0.22%	0.05	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.
††	The Fund is the successor to GMO International Growth Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO International Growth Fund.

*	Annualized.

**	Not annualized.

***	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.
INTERNATIONAL INTRINSIC VALUE FUND (CONT’D)

Class IV Shares

Year Ended February 28/29,

2007	2006	2005	2004	2003

$32.58	$29.22	$24.31	$16.12	$17.50

0.80	0.74	0.54	0.43	0.38
5.68	4.43	5.09	8.39	(1.05)

6.48	5.17	5.63	8.82	(0.67)

(0.59)	(0.38)	(0.68)	(0.63)	(0.71)
(3.21)	(1.43)	(0.04)	—	—

(3.80)	(1.81)	(0.72)	(0.63)	(0.71)

$35.26	$32.58	$29.22	$24.31	$16.12

20.61%	18.32%	23.37%	55.15%	(4.02)%

$4,566,106	$3,150,741	$2,193,988	$863,612	$334,240
0.63%	0.63%	0.63%	0.63%	0.63%

2.32%	2.45%	2.06%	2.08%	2.13%
36%	38%	46%	44%	51%

0.04%	0.06%	0.07%	0.09%	0.10%

125

GLOBAL GROWTH FUND

	Class III Shares

			Period from
	Year Ended		July 20, 2004
	February 28,		(commencement
			of operations) through
	2007	2006	February 28, 2005

Net asset value, beginning of period	$25.13	$22.67	$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.31	0.33	0.15
Net realized and unrealized gain (loss)	2.56	2.72	2.79

Total from investment operations	2.87	3.05	2.94

Less distributions to shareholders:
From net investment income	(0.17)	(0.10)	(0.27)
From net realized gains	(3.24)	(0.49)	—

Total distributions	(3.41)	(0.59)	(0.27)

Net asset value, end of period	$24.59	$25.13	$22.67

Total Return(a)	12.45%	13.61%	14.72	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$70,225	$52,195	$57,960
Net expenses to average daily net assets	0.62%	0.62%	0.62	%*
Net investment income to average daily net assets	1.27%	1.40%	1.17	%*
Portfolio turnover rate	43%	53%	40	%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.37%	0.34%	0.51	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.02	$—	(b)

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(b)	For the period ended February 28, 2005, the Fund received no purchase premiums or redemption fees.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.
DEVELOPED WORLD STOCK FUND

	Class III Shares			Class IV Shares

		Period from			Period from
		August 1, 2005			September 1, 2005
		(commencement			(commencement
	Year	of operations)		Year	of operations)
	Ended	through		Ended	through
	February 28,	February 28,		February 28,	February 28,

	2007	2006		2007	2006

Net asset value, beginning of period	$22.24	$20.00		$22.25	$20.24

Income (loss) from investment operations:
Net investment income (loss)†	0.43	0.15		0.45	0.12
Net realized and unrealized gain (loss)	2.84	2.15		2.82	1.95

Total from investment operations	3.27	2.30		3.27	2.07

Less distributions to shareholders:
From net investment income	(0.32)	(0.06)		(0.32)	(0.06)

From net realized gains	(0.61)	—		(0.61)	—
Total distributions	(0.93)	(0.06)		(0.93)	(0.06)

Net asset value, end of period	$24.58	$22.24		$24.59	$22.25

Total Return(a)	14.87%	11.51	%**	14.88%	10.23	%**
Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$282,446	$179,466		$209,937	$137,409
Net expenses to average daily net assets	0.62%	0.62	%*	0.57%	0.57	%*
Net investment income to average daily net assets	1.83%	1.27	%*	1.93%	1.20	%*
Portfolio turnover rate	43%	15	%**	43%	15	%**††
Fees and expenses reimbursed by the Manager to average daily net assets	0.12%	0.20	%*	0.12%	0.17	%*
Purchase premiums and redemption fees consisted of the following per share amounts:	$0.03	$0.07		$0.02	$0.06

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

†	Calculated using average shares outstanding throughout the period.

††	Calculation represents portfolio turnover of the Fund for the period August 1, 2005 through February 28, 2006.

*	Annualized.
**	Not annualized.

126

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

	Class III Shares

	Year Ended February 28/29,

	2007	2006		2005	2004	2003

Net asset value, beginning of period	$9.07	$8.38		$7.33	$5.54	$7.14

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.10	0.07		0.21	0.20	0.22
Net realized and unrealized gain (loss)	1.17	2.17		0.84	1.59	(1.55)

Total from investment operations	1.27	2.24		1.05	1.79	(1.33)

Less distributions to shareholders:
From net investment income	(0.12)	(0.71	) (d)	—	—	(0.27)
From net realized gains	(2.77)	(0.84)		—	—	—

Total distributions	(2.89)	(1.55)		—	—	(0.27)

Net asset value, end of period	$7.45	$9.07		$8.38	$7.33	$5.54

Total Return(b)	15.60%	28.42%		14.32%	32.31%	(19.53)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$227,096	$728,814		$580,905	$160,586	$28,923
Net expenses to average daily net assets(c)	0.07%	0.05%		0.04%	0.04%	0.06%
Net investment income to average daily net assets(a)	1.23%	0.82%		2.64%	2.98%	3.32%
Portfolio turnover rate	18%	36%		3%	5%	90%
Fees and expenses reimbursed by the Manager to average daily net assets	0.68%	0.67%		0.71%	0.87%	1.32%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(d)	Distributions from net investment income include amounts (approximately $0.07 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.
†	Calculated using average shares outstanding throughout the period.

127

FOREIGN FUND

	Class II Shares					Class III Shares

	Year Ended February 28/29,					Year Ended February 28/29,

	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003

Net asset value, beginning of period	$16.70	$15.13	$13.29	$8.88	$9.94	$16.76	$15.18	$13.34	$8.90	$9.95

Income (loss) from investment operations:
Net investment income (loss)(a)	0.38	0.28	0.26	0.17	0.15	0.38	0.30	0.26	0.19	0.17
Net realized and unrealized gain (loss)	3.06	2.46	2.28	4.46	(1.03)	3.09	2.45	2.30	4.47	(1.04)

Total from investment operations	3.44	2.74	2.54	4.63	(0.88)	3.47	2.75	2.56	4.66	(0.87)

Less distributions to shareholders:
From net investment income	(0.43)	(0.33)	(0.34)	(0.22)	(0.18)	(0.44)	(0.33)	(0.36)	(0.22)	(0.18)
From net realized gains	(1.15)	(0.84)	(0.36)	—	—	(1.15)	(0.84)	(0.36)	—	—

Total distributions	(1.58)	(1.17)	(0.70)	(0.22)	(0.18)	(1.59)	(1.17)	(0.72)	(0.22)	(0.18)

Net asset value, end of period	$18.56	$16.70	$15.13	$13.29	$8.88	$18.64	$16.76	$15.18	$13.34	$8.90

Total Return(b)	21.21%	19.01%	19.40%	52.49%	(9.00)%	21.36%	19.07%	19.41%	52.76%	(8.89)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,018,021	$1,213,447	$808,149	$781,448	$305,423	$4,556,742	$3,800,326	$3,663,370	$2,260,046	$1,241,562
Net expenses to average daily net assets	0.82%	0.82%	0.82%	0.82%	0.82%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income to average daily net assets	2.17%	1.82%	1.92%	1.47%	1.54%	2.11%	1.97%	1.87%	1.67%	1.77%
Portfolio turnover rate	23%	25%	23%	25%	22%	23%	25%	23%	25%	22%
Fees and expenses reimbursed by the Manager to average daily net assets	0.05%	0.05%	0.06%	0.08%	0.09%	0.05%	0.05%	0.06%	0.08%	0.09%

(a)	Calculated using average shares outstanding throughout the period.

(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

FOREIGN SMALL COMPANIES FUND

	Class III Shares						Class IV Shares

											Period from
											June 14, 2002
	Year Ended February 28/29,						Year Ended February 28/29,				(commencement of
											operations) through
	2007	2006	2005	2004	2003		2007	2006	2005	2004	February 28, 2003

Net asset value, beginning of period	$17.98	$17.19	$14.79	$9.13	$9.59		$17.99	$17.20	$14.80	$9.13	$10.60

Income (loss) from investment operations:
Net investment income (loss)†	0.28	0.26	0.26	0.20	0.16		0.28	0.26	0.26	0.21	0.08
Net realized and unrealized gain (loss)	4.51	3.19	3.76	5.77	(0.51	) (a)	4.52	3.20	3.76	5.77	(1.43)

Total from investment operations	4.79	3.45	4.02	5.97	(0.35)		4.80	3.46	4.02	5.98	(1.35)

Less distributions to shareholders:
From net investment income	(0.44)	(0.32)	(0.38)	(0.31)	(0.11)		(0.45)	(0.33)	(0.38)	(0.31)	(0.12)
From net realized gains	(3.95)	(2.34)	(1.24)	—	—		(3.95)	(2.34)	(1.24)	—	—

Total distributions	(4.39)	(2.66)	(1.62)	(0.31)	(0.11)		(4.40)	(2.67)	(1.62)	(0.31)	(0.12)

Net asset value, end of period	$18.38	$17.98	$17.19	$14.79	$9.13		$18.39	$17.99	$17.20	$14.80	$9.13

Total Return(b)	29.94%	22.32%	28.40%	65.76%	(3.64)%		30.00%	22.37%	28.44%	65.92%	(12.76	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$375,565	$364,551	$426,758	$480,966	$275,739		$740,872	$638,634	$567,048	$333,731	$202,319
Net expenses to average daily net assets	0.86%	0.85%	0.85%	0.85%	0.85%		0.81%	0.80%	0.81%	0.80%	0.80	%*
Net investment income to average daily net assets	1.53%	1.52%	1.71%	1.71%	1.59%		1.54%	1.55%	1.69%	1.78%	1.13	%*
Portfolio turnover rate	37%	40%	25%	31%	24%		37%	40%	25%	31%	24	%††
Fees and expenses reimbursed by the Manager to average daily net assets	0.09%	0.09%	0.09%	0.11%	0.15%		0.09%	0.09%	0.09%	0.11%	0.14	%*

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2003.
*	Annualized.
**	Not annualized.

128

FOREIGN FUND (CONT’D)

Class IV Shares

Year Ended February 28/29,

2007	2006	2005	2004	2003

$16.77	$15.18	$13.34	$8.90	$9.96

0.36	0.31	0.28	0.19	0.18
3.11	2.47	2.28	4.48	(1.05)

3.47	2.78	2.56	4.67	(0.87)

(0.45)	(0.35)	(0.36)	(0.23)	(0.19)
(1.15)	(0.84)	(0.36)	—	—

(1.60)	(1.19)	(0.72)	(0.23)	(0.19)

$18.64	$16.77	$15.18	$13.34	$8.90

21.36%	19.22%	19.47%	52.84%	(8.92)%
$3,424,024	$2,007,037	$1,169,805	$923,221	$207,858
0.69%	0.69%	0.69%	0.70%	0.69%
2.04%	1.98%	2.00%	1.65%	1.79%
23%	25%	23%	25%	22%
0.05%	0.05%	0.06%	0.09%	0.09%
INTERNATIONAL SMALL COMPANIES FUND

	Class III Shares

	Year Ended February 28/29,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$14.93	$17.84	$17.09	$9.50	$10.44

Income (loss) from investment operations:
Net investment income (loss)	0.25 †	0.34 †	0.30 †	0.20	0.15
Net realized and unrealized gain (loss)	2.68	3.44	3.56	7.94	(0.80)

Total from investment operations	2.93	3.78	3.86	8.14	(0.65)

Less distributions to shareholders:
From net investment income	(0.33)	(0.44)	(0.54)	(0.20)	(0.29)
From net realized gains	(5.31)	(6.25)	(2.57)	(0.35)	—

Total distributions	(5.64)	(6.69)	(3.11)	(0.55)	(0.29)

Net asset value, end of period	$12.22	$14.93	$17.84	$17.09	$9.50

Total Return(a)	23.35%	25.77%	24.45%	86.62%	(6.30)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$856,471	$986,602	$1,517,223	$1,592,464	$536,648
Net expenses to average daily net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income to average daily net assets	1.79%	2.01%	1.75%	1.60%	1.65%
Portfolio turnover rate	48%	49%	53%	46%	44%
Fees and expenses reimbursed by the Manager to average daily net assets	0.09%	0.11%	0.11%	0.13%	0.17%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.03	$0.07	$0.08	$0.04	$0.06

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.
†	Calculated using average shares outstanding throughout the period.

129

EMERGING MARKETS FUND

	Class III Shares					Class IV Shares

	Year Ended February 28/29,					Year Ended February 28/29,

	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003

Net asset value, beginning of period	$22.49	$19.05	$15.78	$8.82	$9.84	$22.45	$19.02	$15.75	$8.81	$9.83

Income (loss) from investment operations:
Net investment income (loss)†	0.41	0.37	0.34	0.23	0.11	0.42	0.40	0.34	0.24	0.11
Net realized and unrealized gain (loss)	3.00	6.24	4.40	6.97	(1.00)	2.99	6.20	4.41	6.94	(0.99)

Total from investment operations	3.41	6.61	4.74	7.20	(0.89)	3.41	6.60	4.75	7.18	(0.88)

Less distributions to shareholders:
From net investment income	(0.54)	(0.43)	(0.32)	(0.24)	(0.13)	(0.55)	(0.43)	(0.33)	(0.24)	(0.14)
From net realized gains	(4.69)	(2.74)	(1.15)	—	—	(4.69)	(2.74)	(1.15)	—	—

Total distributions	(5.23)	(3.17)	(1.47)	(0.24)	(0.13)	(5.24)	(3.17)	(1.48)	(0.24)	(0.14)

Net asset value, end of period	$20.67	$22.49	$19.05	$15.78	$8.82	$20.62	$22.45	$19.02	$15.75	$8.81

Total Return(a)	17.05%	37.99%	31.45%	82.10%	(9.14)%	17.10%	38.05%	31.59%	81.97%	(9.09)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,276,782	$4,788,395	$4,433,098	$4,079,172	$1,215,653	$2,599,002	$3,081,021	$3,255,865	$1,799,736	$1,003,594
Net expenses to average daily net assets	1.07%	1.10%	1.11%	1.12%	1.16%	1.03%	1.05%	1.06%	1.08%	1.12%
Net investment income to average daily net assets	1.87%	1.88%	2.17%	1.85%	1.12%	1.94%	2.03%	2.13%	2.05%	1.16%
Portfolio turnover rate	44%	41%	57%	46%	59%	44%	41%	57%	46%	59%
Fees and expenses reimbursed by the Manager to average daily net assets	0.01%	0.01%	0.01%	0.02%	0.02%	0.01%	0.01%	0.01%	0.02%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	$0.01	$0.01	$0.06	$0.05	$0.02	$0.01	0.00 (b)	$0.05	$0.02

(a)	The total returns would have been lower had certain expenses not been reimbursed on the Fund and the underlying funds during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(b)	Purchase premiums and redemption fees were less than $0.01 per share.
(c)	The class was inactive from October 27, 2004 to February 11, 2005.
(d)	Distributions from net realized gains were less than $0.01 per share.
(e)	The ratio for the period has not been annualized since the Fund believes it would not be appropriate because the Fund’s dividend income is not earned ratably throughout the fiscal year.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.
***	Calculation represents portfolio turnover of the Fund for the year ending February 28, 2005.
****	Calculation represents portfolio turnover of the Fund for the year ending February 29, 2004.

130

EMERGING MARKETS FUND (CONT’D)

Class V Shares								Class VI Shares

		Period from				Period from					Period from
		February 11, 2005				August 4, 2003					June 30, 2003
		(commencement		Period from		(commencement					(commencement
		of operations)		March 1, 2004		of operations)					of operations)
Year Ended February 28,		through		through		through		Year Ended February 28,			through
		February 28,		October 26		February 29,					February 29,
2007	2006	2005(c)		2004(c)		2004		2007	2006	2005	2004

$22.44	$19.02	$17.88		$15.77		$10.81		$22.45	$19.03	$15.76	$10.45

0.43	0.22	(0.01)		0.25		0.13		0.42	0.38	0.34	0.14
2.98	6.39	1.15		(0.09)		5.02		3.01	6.23	4.41	5.42

3.41	6.61	1.14		0.16		5.15		3.43	6.61	4.75	5.56

(0.55)	(0.45)	—		(0.07)		(0.19)		(0.56)	(0.45)	(0.33)	(0.25)
(4.69)	(2.74)	—		(0.00	)(d)	—		(4.69)	(2.74)	(1.15)	—

(5.24)	(3.19)	—		(0.07)		(0.19)		(5.25)	(3.19)	(1.48)	(0.25)

$20.61	$22.44	$19.02		$15.86		$15.77		$20.63	$22.45	$19.03	$15.76

17.11%	38.12%	6.38	%**	1.10	%**	47.82	%**	17.20%	38.07%	31.63%	53.62	%**
$679,988	$1,447,059	$38,564		$116,417		$382,193		$5,116,565	$3,203,435	$2,083,376	$879,837
1.01%	1.04%	1.03	%*	1.05	%*	1.07	%*	0.98%	1.00%	1.01%	1.04	%*
1.97%	1.06%	(0.05	)%(e) **	1.70	% (e)**	1.69	%*	1.93%	1.94%	2.15%	1.54	%*
44%	41%	57	%***	57	%***	46	%****	44%	41%	57%	46	%****
0.01%	0.01%	0.02	%*	0.01	%*	0.02	%*	0.01%	0.01%	0.01%	0.02	%*
$0.03	$0.02	$—		$—		$0.03		$0.02	$0.02	$0.03	$0.04

131

EMERGING COUNTRIES FUND*

	Class III Shares

	Year Ended February 28/29,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$19.20	$15.99		$14.99		$8.54		$9.65

Income (loss) from investment operations:
Net investment income (loss)	0.32 †	0.28	†	0.30	†	0.18		0.08
Net realized and unrealized gain (loss)	2.50	5.09		3.43		6.71		(1.04)

Total from investment operations	2.82	5.37		3.73		6.89		(0.96)

Less distributions to shareholders:
From net investment income	(0.36)	(0.35)		(0.31)		(0.22)		(0.15)
From net realized gains	(5.62)	(1.81)		(2.42)		(0.22)		—

Total distributions	(5.98)	(2.16)		(2.73)		(0.44)		(0.15)

Net asset value, end of period	$16.04	$19.20		$15.99		$14.99		$8.54

Total Return(d)	16.20%	36.38	% (a)	28.76	% (a)	81.45	% (a)	(10.15)	% (a)(b)
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$339,268	$346,018		$249,005		$249,844		$89,042
Net expenses to average daily net assets	1.06%	1.10%		1.10%		1.16%		1.27%
Net investment income to average daily net assets	1.74%	1.68%		2.12%		1.82%		0.78%
Portfolio turnover rate	58%	35%		53%		57%		108%
Fees and expenses reimbursed by the Manager to average daily net assets	—	0.01%		0.05%		0.06%		0.31%
Purchase premiums and redemption fees consisted of the following per share amounts:	—	—		—		—		$0.00	(c)

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(b)	Calculations exclude purchase premiums and redemption fees which are borne by the shareholders.
(c)	Purchase premiums and redemption fees were less than $0.01 per share. The purchase premiums and redemption fees were rescinded effective April 1, 2002.

(d)	The total returns assume the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.

*	Effective April 1, 2002, the “GMO Evolving Countries Fund” was renamed the “GMO Emerging Countries Fund.”

EMERGING MARKETS OPPORTUNITIES FUND^

	Class III Shares					Class VI Shares

								Period from
								September 23, 2004
						Year Ended		(commencement
	Year Ended February 28/29,					February 28,		of operations)
								through
	2007	2006	2005	2004	2003	2007	2006	February 28, 2005

Net asset value, beginning of period	$10.38	$7.71	$13.77	$7.25	$8.09	$10.39	$7.72	$6.52

Income (loss) from investment operations:
Net investment income (loss)	0.18 †	0.15 †	0.17 †	0.23	0.06	0.20 †	0.15 †	0.03	†
Net realized and unrealized gain (loss)	1.57	2.67	0.19	6.35	(0.85)	1.57	2.67	1.44

Total from investment operations	1.75	2.82	0.36	6.58	(0.79)	1.77	2.82	1.47
Less distributions to shareholders from:
Net investment income	(0.18)	(0.11)	(0.52)	(0.06)	(0.05)	(0.19)	(0.11)	(0.01)
Net realized gains	(0.59)	(0.04)	(5.90)	—	—	(0.59)	(0.04)	(0.26)

Total distributions	(0.77)	(0.15)	(6.42)	(0.06)	(0.05)	(0.78)	(0.15)	(0.27)

Net asset value, end of period	$11.36	$10.38	$7.71	$13.77	$7.25	$11.38	$10.39	$7.72

Total Return(a)	17.27%	36.86%	16.19%	91.04%	(9.82)%	17.45%	36.92%	23.05	%**
Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$292,123	$197,026	$82,153	$141,614	$105,354	$539,645	$392,370	$103,152
Net expenses to average daily net assets	0.70%	0.73%	1.22%	1.25%	1.35%	0.61%	0.64%	0.71	%*
Net investment income to average daily net assets	1.70%	1.71%	1.84%	1.76%	0.80%	1.82%	1.66%	0.99	%*
Portfolio turnover rate	17%	18%	141%	39%	72%	17%	18%	141	%††
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%	0.04%	0.11%	0.07%	0.06%	0.02%	0.04%	0.16	%*
Purchase premiums and redemption fees consist of the following per share amounts:†	$0.02	$0.04	$0.06	$0.02	$0.00 (b)	$0.01	$0.03	$0.04

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(b)	Purchase premiums and redemption fees were less than $0.01 per share.
*	Annualized.
**	Not Annualized.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2005.

#	Effective September 23, 2004 the “GMO Asia Fund” was renamed the “GMO Emerging Markets Quality Fund” and effective June 30, 2007 the “GMO Emerging Markets Quality Fund” was renamed the “GMO Emerging Markets Opportunities Fund.” At each such time, material changes were made to the Fund’s investment objective and principal investment strategies.

132

TAX-MANAGED INTERNATIONAL EQUITIES FUND

	Class III Shares

	Year Ended February 28/29,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$18.31	$15.78	$13.19	$8.73	$9.70

Income (loss) from investment operations:
Net investment income (loss)†	0.36	0.35	0.26	0.21	0.19
Net realized and unrealized gain (loss)	3.28	2.77	2.61	4.55	(0.90)

Total from investment operations	3.64	3.12	2.87	4.76	(0.71)

Less distributions to shareholders:
From net investment income	(0.40)	(0.31)	(0.28)	(0.30)	(0.26)
From net realized gains	(0.79)	(0.28)	—	—	—

Total distributions	(1.19)	(0.59)	(0.28)	(0.30)	(0.26)

Net asset value, end of period	$20.76	$18.31	$15.78	$13.19	$8.73

Total Return(a)	20.33%	20.04%	21.94%	54.99%	(7.47)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,105,264	$829,583	$559,912	$291,360	$94,709
Net expenses to average daily net assets	0.69%	0.69%	0.69%	0.69%	0.70%
Net investment income to average daily net assets	1.83%	2.10%	1.91%	1.87%	1.98%
Portfolio turnover rate	34%	39%	44%	36%	48%
Fees and expenses reimbursed by the Manager to average daily net assets	0.08%	0.10%	0.16%	0.26%	0.45%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.

133

FIXED INCOME FUNDS
DOMESTIC BOND FUND

							Class VI Shares
	Class III Shares
								Period from
								July 26, 2005
								(commencement
	Year Ended February 28/29,						Year Ended	of operations)
							February 28,	through
	2007	2006	2005		2004	2003	2007	February 28, 2006

Net asset value, beginning of period	$9.81	$9.84	$10.07		$10.08	$9.68	$9.82	$9.93

Income (loss) from investment operations:
Net investment income (loss) (a)†	0.43	0.13	0.16		0.23	0.22	0.48	0.24
Net realized and unrealized gain (loss)	0.06	0.16	0.04		0.24	0.86	0.02	(0.14	)(b)

Total from investment operations	0.49	0.29	0.20		0.47	1.08	0.50	0.10

Less distributions to shareholders:
From net investment income	(0.49)	(0.16)	(0.16)		(0.20)	(0.27)	(0.50)	(0.21)
From net realized gains	—	(0.16)	(0.27)		(0.28)	(0.41)	—	—
Return of capital	—	—	(0.00	) (c)	—	—	—	—

Total distributions	(0.49)	(0.32)	(0.43)		(0.48)	(0.68)	(0.50)	(0.21)

Net asset value, end of period	$9.81	$9.81	$9.84		$10.07	$10.08	$9.82	$9.82

Total Return(d)	5.09%	3.02%	2.02%		4.79%	11.43%	5.19%	0.97	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$94,159	$125,188	$736,300		$373,277	$113,223	$327,796	$359,958
Net expenses to average daily net assets(e)	0.25%	0.25%	0.25%		0.25%	0.25%	0.16%	0.16	%*
Net investment income to average daily net assets(a)	4.42%	1.30%	1.57%		2.30%	2.23%	4.85%	2.38	%(f)
Portfolio turnover rate	17%	24%	11%		15%	71%	17%	24	%††
Fees and expenses reimbursed by the Manager to average daily net assets	0.03%	0.02%	0.03%		0.06%	0.05%	0.03%	0.02	%*

(a)	Net investment income is affected by timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	Return of capital is less than $0.01.

(d)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(e)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(f)	The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund’s net income is not earned ratably throughout the fiscal year.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.
*	Annualized.
**	Not annualized.
CORE PLUS BOND FUND

	Class III Shares					Class IV Shares

							Period from
							July 26, 2005
							(commencement
	Year Ended February 28/29,					Year Ended	of operations)
						February 28,	through
	2007	2006	2005	2004	2003	2007	February 28, 2006

Net asset value, beginning of period	$10.32	$10.35	$10.40	$9.95	$10.39	$10.33	$10.46

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.43	0.15	0.18	0.25	0.20	0.45	0.23
Net realized and unrealized gain (loss)	0.27	0.17	0.24	0.91	0.44	0.26	(0.01	)(b)

Total from investment operations	0.70	0.32	0.42	1.16	0.64	0.71	0.22

Less distributions to shareholders:
From net investment income	(0.53)	(0.35)	(0.25)	(0.28)	(0.47)	(0.54)	(0.35)
From net realized gains	—	—	(0.22)	(0.43)	(0.61)	—	—

Total distributions	(0.53)	(0.35)	(0.47)	(0.71)	(1.08)	(0.54)	(0.35)

Net asset value, end of period	$10.49	$10.32	$10.35	$10.40	$9.95	$10.50	$10.33

Total Return(c)	6.85%	3.10%	4.01%	11.99%	6.45%	6.90%	2.06	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$187,045	$148,476	$1,216,251	$602,824	$286,030	$2,182,618	$2,618,011
Net expenses to average daily net assets(d)	0.39%	0.39%	0.39%	0.39%	0.38%	0.34%	0.34	%*
Net investment income to average daily net assets(a)	4.11%	1.40%	1.77%	2.43%	1.91%	4.33%	2.16	%(e)
Portfolio turnover rate	72%	62%	108%	114%	108%	72%	62	%††
Fees and expenses reimbursed by the Manager to average daily net assets	0.06%	0.06%	0.07%	0.09%	0.09%	0.06%	0.07	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(d)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(e)	The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund’s net income is not earned ratably throughout the fiscal year.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.
*	Annualized.

**	Not annualized.

134

INTERNATIONAL BOND FUND

	Class III Shares

	Year Ended February 28/29,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$9.57	$10.61	$10.38	$9.94	$9.05

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.41	0.21	0.17	0.20	0.20
Net realized and unrealized gain (loss)	0.38	(0.93)	1.02	1.94	2.00

Total from investment operations	0.79	(0.72)	1.19	2.14	2.20

Less distributions to shareholders:
From net investment income	(0.54)	(0.31)	(0.91)	(0.71)	(1.31)
From net realized gains	(0.09)	(0.01)	(0.05)	(0.99)	—

Total distributions	(0.63)	(0.32)	(0.96)	(1.70)	(1.31)

Net asset value, end of period	$9.73	$9.57	$10.61	$10.38	$9.94

Total Return(b)	8.32%	(6.83)%	11.81%	23.17%	25.17%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$449,478	$422,528	$438,365	$271,015	$122,521
Net expenses to average daily net assets(c)	0.39%	0.39%	0.39%	0.39%	0.38%
Net investment income to average daily net assets(a)	4.17%	2.13%	1.65%	1.98%	1.96%
Portfolio turnover rate	32%	36%	51%	26%	40%
Fees and expenses reimbursed by the Manager to average daily net assets	0.26%*	0.08%	0.09%	0.12%	0.11%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/ or waived during the periods shown and assumes the effect of reinvested distributions.

(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.
†	Calculated using average shares outstanding throughout the period.

*	Includes 0.19% non-recurring Internal Revenue Code Section 860 expense reimbursed by the Manager.

STRATEGIC FIXED INCOME FUND

	Class III		Class VI

	Period from		Period from
	July 13, 2006		May 31, 2006
	(commencement		(commencement
	of operations)		of operations)
	through		through
	February 28, 2007		February 28, 2007

Net asset value, beginning of period	$25.06		$25.00

Income (loss) from investment operations
Net investment income (loss)(a)†	0.96		0.76
Net realized and unrealized gain (loss)	0.34		0.61

Total from investment operations	1.30		1.37

Less distributions to shareholders:
From net investment income	(1.14)		(1.15)

Total distributions	(1.14)		(1.15)

Net asset value, end of period	$25.22		$25.22

Total Return(b)	5.23	%**	5.52	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$226,917		$2,224,310
Net expenses to average daily net assets(c)	0.39	%*	0.29	%*
Net investment income to average daily net assets(a)	5.96	%*	4.01	%*
Portfolio turnover rate	7	%**††	7	%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.06%		0.06%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)	Net expenses exclude expenses incurred directly through investment in underlying funds.

†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover rate for the period May 31, 2006 through February 28, 2007.
*	Annualized.
**	Not annualized.

135

CURRENCY HEDGED INTERNATIONAL BOND FUND

	Class III Shares

	Year Ended February 28/29,

	2007	2006		2005	2004	2003

Net asset value, beginning of period	$9.04	$9.59		$9.16	$8.85	$9.04

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.17	0.18		0.14	0.06	0.09
Net realized and unrealized gain (loss)	0.15	0.39		0.44	0.76	0.32

Total from investment operations	0.32	0.57		0.58	0.82	0.41

Less distributions to shareholders:
From net investment income	—	(1.00	) (d)	(0.15)	(0.51)	(0.60)
From net realized gains	(0.14)	(0.12)		—	—	—
Return of Capital	(0.01)	—		—	—	—

Total distributions	(0.15)	(1.12)		(0.15)	(0.51)	(0.60)

Net asset value, end of period	$9.21	$9.04		$9.59	$9.16	$8.85

Total Return(b)	3.58%	6.01%		6.35%	9.53%	4.81%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$274,422	$953,894		$1,015,009	$222,872	$20,219
Net expenses to average daily net assets(c)	0.39%	0.39%		0.39%	0.38%	0.40%
Net investment income to average daily net assets (a)	1.93%	1.91%		1.51%	0.68%	0.97%
Portfolio turnover rate	25%	49%		44%	36%	66%
Fees and expenses reimbursed by the Manager to average daily net assets	0.06%	0.06%		0.09%	0.24%	0.51%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(d)	Distributions from net investment income include amounts (approximately $0.49 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.
†	Calculated using average shares outstanding throughout the period.
GLOBAL BOND FUND

	Class III Shares

	Year Ended February 28/29,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$8.53	$9.11	$8.73	$9.20	$9.33

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.38	0.18	0.21	0.12	0.09
Net realized and unrealized gain (loss)	0.38	(0.57)	0.63	1.42	1.49

Total from investment operations	0.76	(0.39)	0.84	1.54	1.58

Less distributions to shareholders:
From net investment income	(0.37)	(0.19)	(0.46)	—	(1.51)
From net realized gains	—	—	—	(1.90)	(0.20)
Return of capital	—	—	—	(0.11)	—

Total distributions	(0.37)	(0.19)	(0.46)	(2.01)	(1.71)

Net asset value, end of period	$8.92	$8.53	$9.11	$8.73	$9.20

Total Return(b)	8.99%	(4.33)%	9.52%	20.21%	17.76%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$185,321	$168,324	$170,750	$138,684	$235,842
Net expenses to average daily net assets(c)	0.39%	0.37%	0.33%	0.32%	0.33%
Net investment income to average daily net assets(a)	4.33%	2.12%	2.40%	1.44%	1.10%
Portfolio turnover rate	22%	20%	38%	45%	50%
Fees and expenses reimbursed by the Manager to average daily net assets	0.06%	0.07%	0.12%	0.12%	0.08%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

†	Calculated using average shares outstanding throughout the period.

136

EMERGING COUNTRY DEBT FUND

	Class III Shares						Class IV Shares

	Year Ended February 28/29,						Year Ended February 28/29,

	2007	2006	2005	2004	2003		2007	2006	2005	2004	2003

Net asset value, beginning of period	11.30	$11.09	$10.51	$9.51	$9.30		$11.30	$11.09	$10.51	$9.52	$9.29

Income (loss) from investment operations:
Net investment income (loss)†	0.86	0.88	0.89	1.01	0.90		0.87	0.88	0.90	1.06	0.91
Net realized and unrealized gain (loss)	0.30	1.14	1.16	1.81	0.49		0.29	1.15	1.16	1.75	0.50

Total from investment operations	1.16	2.02	2.05	2.82	1.39		1.16	2.03	2.06	2.81	1.41

Less distributions to shareholders:
From net investment income	(0.94)	(1.26)	(1.18)	(1.06)	(0.99)		(0.94)	(1.27)	(1.19)	(1.06)	(0.99)
From net realized gains	(0.79)	(0.55)	(0.29)	(0.76)	(0.19)		(0.79)	(0.55)	(0.29)	(0.76)	(0.19)

Total distributions	(1.73)	(1.81)	(1.47)	(1.82)	(1.18)		(1.73)	(1.82)	(1.48)	(1.82)	(1.18)

Net asset value, end of period	$10.73	$11.30	$11.09	$10.51	$9.51		$10.73	$11.30	$11.09	$10.51	$9.52

Total Return(a)	10.98%	19.50%	20.58%	30.46%	15.94	% (b)	11.06%	19.57%	20.64%	30.38%	16.25	% (b)
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$876,598	$1,020,976	$1,088,609	$925,517	$822,080		$1,996,230	$1,799,792	$1,550,402	$1,238,209	$616,174
Net operating expenses to average daily net assets(c)	0.57%	0.57%	0.57%	0.57%	0.57%		0.52%	0.52%	0.52%	0.52%	0.52%
Interest expense to average daily net assets(d)	0.48%	0.22%	0.08%	0.08%	0.08%		0.48%	0.22%	0.08%	0.08%	0.08%
Total net expenses to average daily net assets(c)	1.05%	0.79%	0.65%	0.65%	0.65%		1.00%	0.74%	0.60%	0.60%	0.60%
Net investment income to average daily net assets	7.91%	7.75%	8.22%	9.44%	9.78%		7.97%	7.75%	8.29%	9.95%	9.89%
Portfolio turnover rate	83%	144%	121%	119%	121%		83%	144%	121%	119%	121%
Fees and expenses reimbursed by the Manager to average daily net assets(e)	—	—	—	—	0.01%		—	—	—	—	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.01	$0.01	$0.03	$0.01		$0.01	$0.00 (f)	$0.01	$0.04	$0.01

(a)	Calculation excludes purchase premiums and redemption fees which are borne by shareholders.

(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(d)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(e)	Effective June 30, 2002, the Fund ceased reimbursing any Fund fees or expenses.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

137

SHORT-DURATION INVESTMENT FUND*

	Class III Shares

	Year Ended February 28/29,

	2007	2006	2005	2004		2003

Net asset value, beginning of period	$8.82	$8.77	$8.75	$8.68		$9.62

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.47	0.27	0.23	0.12		0.08
Net realized and unrealized gain (loss)	0.11	0.07	(0.01)	0.07		(0.54)

Total from investment operations	0.58	0.34	0.22	0.19		(0.46)

Less distributions to shareholders:
From net investment income	(0.47)	(0.29)	(0.20)	(0.12)		(0.33)
From net realized gains	—	—	—	—		(0.15)
Return of capital	—	—	—	(0.00	) (b)	—

Total distributions	(0.47)	(0.29)	(0.20)	(0.12)		(0.48)

Net asset value, end of period	$8.93	$8.82	$8.77	$8.75		$8.68

Total Return(c)	6.62%	3.83%	2.49%	2.24%		(4.91)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$31,315	$29,454	$29,607	$44,156		$55,316
Net expenses to average daily net assets(d)	0.20%	0.20%	0.20%	0.21%		0.21%
Net investment income to average daily net assets(a)	5.21%	3.01%	2.57%	1.36%		0.88%
Portfolio turnover rate	12%	17%	101%	4%		43%
Fees and expenses reimbursed by the Manager to average daily assets	0.14%	0.13%	0.10%	0.10%		0.08%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	Return of capital was less than $0.01.

(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(d)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

†	Calculated using average shares outstanding throughout the period.
*	Effective June 30, 2003, the “GMO Short-Term Income Fund” was renamed the “GMO Short-Duration Investment Fund.”
SHORT-DURATION COLLATERAL SHARE FUND

	Class III		Class VI

	Period from		Period from
	December 28, 2006		March 1, 2006
	(commencement		(commencement
	of operations)		of operations)
	through		through
	February 28, 2007		February 26, 2007

Net asset value, beginning of period	$24.82		$25.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	(0.01)		1.58
Net realized and unrealized gain (loss)	0.24		(0.23)

Total from investment operations	0.23		1.35

Less distributions to shareholders:
From net investment income	—		(1.32)
Return of capital	—		(0.00	)(b)

Total distributions	—		(1.32)

Net asset value, end of period	$25.05		$25.03	(c)

Total Return(d)	0.93	%**	5.46	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$40,563		$24,932
Net expenses to average daily net assets(e)	0.21	%*	0.11	%*
Net investment income (loss) to average daily net assets (a)	(0.21	)%*	6.25	%*
Portfolio turnover rate	125	%††	125	%††
Fees and expenses reimbursed by the Manager to average daily net assets	0.06	%*	0.02	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by GMO Short-Duration Collateral Fund.

(b)	Return of capital is less than $0.01%

(c)	Represents the ending net asset value per share upon the liquidation of the class.

(d)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(e)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

†	Calculated using average shares outstanding throughout the period.

††	Calculation represents portfolio turnover for the Fund for the period from March 1, 2006 (commencement of operations) through February 28, 2007.

*	Annualized.

**	Not annualized.

138

INFLATION INDEXED PLUS BOND FUND

	Class III		Class IV		Class VI

	Period from		Period from		Period from
	June 29, 2006		July 18, 2006		May 31, 2006
	(commencement		(commencement		(commencement
	of operations)		of operations)		of operations)
	through		through		through
	February 28, 2007		February 28, 2007		February 28, 2007

Net asset value, beginning of period	$24.96		$25.07		$25.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.75		0.65		0.83
Net realized and unrealized gain (loss)	0.68		0.69		0.60

Total from investment operations	1.43		1.34		1.43

Less distributions to shareholders:
From net investment income	(0.87)		(0.88)		(0.90)
From net realized gains	(0.05)		(0.05)		(0.05)

Total distributions	(0.92)		(0.93)		(0.95)

Net asset value, end of period	$25.47		$25.48		$25.48

Total Return(b)	5.79	%**	5.39	%**	5.75	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$260,205		$94,783		$1,874,841
Net expenses to average daily net assets(c)	0.39	%*	0.33	%*	0.29	%*
Net investment income to average daily net assets(a)	4.37	%*	4.10	%*	4.33	%*
Portfolio turnover rate	37	%††	37	%††	37	%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.06	%*	0.06	%*	0.06	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)	Net expenses exclude expenses incurred directly through investment in underlying funds.

†	Calculated using average shares outstanding throughout the period.

††	Calculation represents portfolio turnover rate for the period May 31, 2006 (commencement of operations) through February 28, 2007.

*	Annualized.
**	Not annualized.

139

ASSET ALLOCATION FUNDS
U.S. EQUITY ALLOCATION FUND*

	Class III Shares

	Year Ended February 28/29,

	2007		2006		2005		2004		2003

Net asset value, beginning of period	$6.56		$6.41		$6.40		$4.53		$5.45

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.10		0.10		0.11		0.08		0.09
Net realized and unrealized gain (loss)	0.28		0.31		0.34		1.89		(1.00)

Total from investment operations	0.38		0.41		0.45		1.97		(0.91)

Less distributions to shareholders:
From net investment income	(0.15)		(0.12)		(0.14)		(0.02)		(0.01)
From net realized gains	(0.41)		(0.14)		(0.30)		(0.08)		—

Total distributions	(0.56)		(0.26)		(0.44)		(0.10)		(0.01)

Net asset value, end of period	$6.38		$6.56		$6.41		$6.40		$4.53

Total Return(b)	6.48	% (c)	6.45	% (c)	7.18	% (c)	43.72	% (c)	(16.78)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$149,312		$173,146		$151,378		$73,342		$13,144
Net expenses to average daily net assets(d)	0.04%		0.01%		0.00	% (e)	0.00	% (e)	0.02%
Net investment income to average daily net assets(a)	1.63%		1.52%		1.75%		1.43%		1.93%
Portfolio turnover rate	35%		13%		16%		17%		24%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.18%		0.51%		0.54%		0.58%		0.88%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.00	(f)	$0.00	(f)	$0.00	(f)	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(d)	Net expenses exclude expenses incurred indirectly through investments in underlying funds.

(e)	Net expenses were less than 0.01%.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Effective June 30, 2006, the “GMO U.S. Sector Fund” was renamed the “GMO U.S. Equity Allocation Fund.”
INTERNATIONAL EQUITY ALLOCATION FUND

	Class III Shares

	Year Ended February 28/29,

	2007		2006		2005		2004		2003

Net asset value, beginning of period	$17.13		$15.19		$12.83		$8.23		$9.02

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.33		0.18		0.29		0.25		0.36
Net realized and unrealized gain (loss)	2.85		2.90		2.65		4.60		(0.83)

Total from investment operations	3.18		3.08		2.94		4.85		(0.47)

Less distributions to shareholders:
From net investment income	(0.83)		(0.47)		(0.42)		(0.25)		(0.32)
From net realized gains	(1.52)		(0.67)		(0.16)		—		—

Total distributions	(2.35)		(1.14)		(0.58)		(0.25)		(0.32)

Net asset value, end of period	$17.96		$17.13		$15.19		$12.83		$8.23

Total Return(b)	19.33	% (c)	21.15	% (c)	23.25	% (c)	60.41	% (c)	(5.58)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$758,757		$659,520		$489,026		$256,277		$103,768
Net expenses to average daily net assets (d)(e)	0.00%		0.00%		0.00%		0.00%		0.00%
Net investment income to average daily net assets(a)	1.87%		1.15%		2.18%		2.35%		4.11%
Portfolio turnover rate	4%		7%		15%		43%		19%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.02%		0.03%		0.05%		0.05%
Purchase premiums and redemption fees consisted of the following per share amounts:	$0.00	(f)†	$0.00	(f)†	$0.01	†	$0.02	†	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(d)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

140

INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND

	Class III Shares

	Period from
	June 5, 2006
	(commencement
	of operations)
	through
	February 28, 2007

Net asset value, beginning of period	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.53
Net realized and unrealized gain (loss)	2.45

Total from investment operations	2.98

Less distributions to shareholders:
From net investment income	(0.72)
From net realized gains	(0.10)

Total distributions	(0.82)

Net asset value, end of period	$22.16

Total Return(b)	14.93	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$440,431
Net expenses to average daily net assets(c)(d)	0.00	%*
Net investment income to average daily net assets(a)	3.32	%*
Portfolio turnover rate	1	%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.03	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(c)	Net expenses to average daily net assets were less than 0.01%.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.

†	Calculated using average shares outstanding throughout the period.

*	Annualized.
**	Not annualized.
GLOBAL (U.S.+) EQUITY ALLOCATION FUND

	Class III Shares

	Year Ended February 28/29,

	2007		2006		2005		2004		2003

Net asset value, beginning of period	$11.89		$11.63		$10.86		$7.51		$8.66

Income (loss) from investment operations:
Net investment income (loss)(a)	0.23	†	0.23	†	0.23	†	0.14		0.15
Net realized and unrealized gain (loss)	1.08		1.32		1.23		3.55		(1.07)

Total from investment operations	1.31		1.55		1.46		3.69		(0.92)

Less distributions to shareholders:
From net investment income	(0.38)		(0.34)		(0.27)		(0.21)		(0.23)
From net realized gains	(0.86)		(0.95)		(0.42)		(0.13)		—

Total distributions	(1.24)		(1.29)		(0.69)		(0.34)		(0.23)

Net asset value, end of period	$11.96		$11.89		$11.63		$10.86		$7.51

Total Return(b)	11.56	% (c)	13.91	% (c)	13.70	% (c)	49.63	% (c)	(10.84)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$354,236		$326,032		$335,819		$222,856		$79,736
Net expenses to average daily net assets(d)(e)	0.00%		0.00%		0.00%		0.00%		0.00%
Net investment income to average daily net assets(a)	1.90%		1.99%		2.11%		1.99%		3.06%
Portfolio turnover rate	15%		20%		17%		73%		30%
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%		0.02%		0.04%		0.05%		0.07%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.00	(f)	$0.00	(f)	$0.01		—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)	Calculations exclude purchase premiums and redemption fees which are borne by the shareholders.

(d)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

141

WORLD OPPORTUNITIES EQUITY ALLOCATION FUND

	Class III Shares

		Period from
		June 16, 2005
		(commencement
		of operations)
	Year Ended	through
	February 28, 2007	February 28, 2006

Net asset value, beginning of period	$22.49	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.40	0.37
Net realized and unrealized gain (loss)	2.93	2.78

Total from investment operations	3.33	3.15

Less distributions to shareholders:
From net investment income	(0.73)	(0.46)
From net realized gains	(0.84)	(0.20)

Total distributions	(1.57)	(0.66)

Net asset value, end of period	$24.25	$22.49

Total Return(b)	14.94%	15.90	%**
Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$902,324	$407,230
Net expenses to average daily net assets(c)(d)	0.00%	0.00	%*
Net investment income to average daily net assets(a)	1.68%	2.42	%*
Portfolio turnover rate	12%	5	%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(c)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(d)	Net expenses to average daily net assets were less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.
GLOBAL BALANCED ASSET ALLOCATION FUND*

	Class III Shares

	Year Ended February 28/29,

	2007		2006		2005		2004		2003

Net asset value, beginning of period	$11.76		$11.33		$10.74		$8.13		$8.64

Income (loss) from investment operations:
Net investment income (loss)(a)	0.39	†	0.36	†	0.27	†	0.18		0.20
Net realized and unrealized gain (loss)	0.66		0.86		0.90		2.68		(0.28)

Total from investment operations	1.05		1.22		1.17		2.86		(0.08)

Less distributions to shareholders:
From net investment income	(0.43)		(0.37)		(0.32)		(0.23)		(0.43)
From net realized gains	(0.37)		(0.42)		(0.26)		(0.02)		—

Total distributions	(0.80)		(0.79)		(0.58)		(0.25)		(0.43)

Net asset value, end of period	$12.01		$11.76		$11.33		$10.74		$8.13

Total Return(b)	9.22	%(c)	11.05	% (c)	11.07	% (c)	35.53	% (c)	(1.06)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,079,164		$1,812,191		$1,030,238		$453,807		$304,145
Net expenses to average daily net assets (d)(e)	0.00%		0.00%		0.00%		0.00%		0.00%
Net investment income to average daily net assets(a)	3.28%		3.17%		2.53%		2.19%		4.01%
Portfolio turnover rate	23%		16%		10%		59%		61%
Fees and expenses reimbursed by the Manager to average daily net assets	0.01%		0.01%		0.02%		0.03%		0.05%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.01		$0.01		$0.01		—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(d)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(d)	Net expenses to average daily net assets were less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Effective June 30, 2002, the “GMO World Equity Allocation Fund” was renamed the “GMO World Balanced Allocation Fund.” Effective June 30, 2003, the “GMO World Balanced Allocation Fund” was renamed the “GMO Global Balanced Asset Allocation Fund.”

142

STRATEGIC OPPORTUNITIES ALLOCATION FUND^

	Class III Shares

		Period from
		May 31, 2005
		(commencement
		of operations)
	Year Ended	through
	February 28, 2007	February 28, 2006

Net asset value, beginning of period	$22.37	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.69	0.52
Net realized and unrealized gain (loss)	2.17	2.34

Total from investment operations	2.86	2.86

Less distributions to shareholders:
From net investment income	(0.90)	(0.47)
From net realized gains	(0.62)	(0.02)

Total distributions	(1.52)	(0.49)

Net asset value, end of period	$23.71	$22.37

Total Return(b)	12.98%	14.42	%**
Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$529,374	$366,622
Net expenses to average daily net assets(c)(d)	0.00%	0.00	%*
Net investment income to average daily net assets(a)	2.98%	3.22	%*
Portfolio turnover rate	23%	10	%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00 (e)	$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(c)	Net expenses exclude expenses incurred indirectly through investments in underlying funds.

(d)	Net expenses to average daily net assets were less than 0.01%.

(e)	Purchase premiums and redemption fees were less than $0.01 per share.

†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.
#	Effective April 1, 2006, the “GMO Strategic Balanced Allocation Fund” was renamed the “GMO Strategic Opportunities Allocation Fund.”
BENCHMARK-FREE ALLOCATION FUND

	Class III Shares

	Year Ended February 28/29,

	2007	2006	2005	2004(a)

Net asset value, beginning of period	$27.76	$26.50	$24.28	$20.00

Income (loss) from investment operations:
Net investment income (loss)(b)	0.80†	1.26†	0.98 †	0.61
Net realized and unrealized gain (loss)	1.63	2.93	3.00	4.53

Total from investment operations	2.43	4.19	3.98	5.14

Less distributions to shareholders:
From net investment income	(1.16)	(1.51)	(0.99)	(0.75)
From net realized gains	(2.11)	(1.42)	(0.77)	(0.11)

Total distributions	(3.27)	(2.93)	(1.76)	(0.86)

Net asset value, end of period	$26.92	$27.76	$26.50	$24.28

Total Return(c)	9.31%	16.50%	16.74%	25.92	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,296,396	$1,207,625	$1,068,099	$287,490
Net expenses to average daily net assets(d)(e)	0.00%	0.00%	0.00%	0.00	%*
Net investment income to average daily net assets(b)	2.94%	4.64%	3.92%	5.05	%*
Portfolio turnover rate	45%	47%	50%	24	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.02%	0.07	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00 (f)	$0.00 (f)	$0.07	$0.13

(a)	Period from July 23, 2003 (commencement of operations) through February 29, 2004.

(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(e)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(d)	Net expenses to average daily net assets were less than 0.01%.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

143

ALPHA ONLY FUND^

	Class III Shares

	Year Ended February 28/29,

	2007		2006		2005		2004		2003

Net asset value, beginning of period	$10.36		$10.26		$9.99		$9.63		$9.23

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.17		0.16		0.19		0.17		0.20
Net realized and unrealized gain (loss)	0.10		0.31		0.08		0.19		0.49

Total from investment operations	0.27		0.47		0.27		0.36		0.69

Less distributions to shareholders:
From net investment income	(0.21)		(0.37)		—		—		(0.29)

Total distributions	(0.21)		(0.37)		—		—		(0.29)

Net asset value, end of period	$10.42		$10.36		$10.26		$9.99		$9.63

Total Return(b)	2.64	% (c)	4.63	%(c)	2.70	% (c)	3.74	% (c)	7.61%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$166,626		$1,460,161		$179,488		$74,841		$26,329
Net expenses to average daily net assets(d)	0.15%		0.10%		0.18%		0.26%		0.64%
Net investment income to average daily net assets(a)	1.66%		1.52%		1.94%		1.72%		2.06%
Portfolio turnover rate	22%		40%		19%		11%		111%
Fees and expenses reimbursed by the Manager to average daily net assets	0.53%		0.59%		0.62%		0.72%		0.94%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.02		$0.01		$0.01		—

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(d)	Net expenses exclude expenses incurred indirectly through investment in underlying funds.

(e)	Purchase premiums and redemption fees were less than $0.01 per share.

†	Calculated using average shares outstanding throughout the period.

††	Calculation represents portfolio turnover of the Fund for the year ending February 28, 2007.

*	Annualized.

**	Not annualized.

^	Effective as of August 30, 2004, the “GMO Global Hedged Equity Fund” was renamed the “GMO Alpha Only Fund.”

144

ALPHA ONLY FUND^
(CONT’D)

Class IV Shares

Period from
March 2, 2006
(commencement of
operations) through
February 28,
2007

$10.37

0.20
0.06

0.26

(0.22)

(0.22)

$10.41

2.54	%**
$1,693,793
0.10	%*
1.93	%*
22	%††
0.53	%*
$0.00	(e)

145

INVESTMENT IN GMO FUNDS OFFERED THROUGH SEPARATE
PRIVATE PLACEMENT MEMORANDA
      GMO Alternative Asset Opportunity Fund. GMO Alternative Asset Opportunity Fund (“AAOF”), a portfolio of the Trust, is offered through a separate private placement memorandum. Shares of AAOF are not publicly offered and are principally available only to other GMO Funds and certain other accredited investors. AAOF is managed by GMO.
      AAOF pays an investment management fee to the Manager at the annual rate of 0.45% of AAOF’s average daily net assets. AAOF offers Class III shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of AAOF’s average daily net assets. In addition, the Manager has agreed to reimburse AAOF for certain Fund expenses through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities-lending fees and expenses, interest expense and transfer taxes) exceed 0.45% of the Fund’s average daily net assets.
      AAOF’s investment objective is total return greater than that of its benchmark. AAOF is a non-diversified investment company within the meaning of the 1940 Act.
      AAOF seeks indirect exposure to investment returns of commodities and, from time to time, other alternative asset classes (e.g., currencies). In pursuing its objective, AAOF typically has exposure to both long and short positions in commodities. “Commodities” include a range of assets with tangible properties, including oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar).
      AAOF’s investment program has two primary components. One component is intended to gain indirect exposure to the commodity markets through AAOF’s investments in a wholly owned subsidiary company, which, in turn, invests in various commodity-related derivatives. This first component normally has two subcomponents. One subcomponent typically consists of investments in swap contracts on broad-based commodities indices. The purpose of these investments is to gain and manage exposure to the Dow Jones-AIG Commodity Index, the commodity component of AAOF’s benchmark. The second subcomponent primarily consists of taking active long or short positions in commodity futures contracts to add value relative to the Dow Jones-AIG Commodity Index. AAOF also may seek to add value by taking active positions in other exchange-traded and over-the-counter (“OTC”) commodity-related derivatives, including options on commodity futures. In taking these active positions, the Manager applies two basic principles: (i) commodity prices exhibit trends and (ii) commodity prices exhibit mean reversion.
      The Manager uses proprietary models to identify trends in commodity prices. The factors considered and models used by the Manager may change over time.
      The second component of AAOF’s investment program consists of direct and indirect investments in high quality U.S. and foreign fixed income securities. The primary purpose of these investments is to gain exposure to the JPMorgan 3 Month Cash Index, the fixed income component of AAOF’s benchmark (and to securities with similar characteristics to those in the Index), and to generate a core return. Normally, AAOF gains exposure to fixed income securities indirectly by investing in Short-Duration Collateral Fund (“SDCF”), another series of GMO Trust offered through a separate private placement memorandum. AAOF typically invests a significant portion of its assets in SDCF. SDCF primarily invests in high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers. See below for more information on SDCF.
      AAOF’s benchmark is a composite of the Dow Jones-AIG Commodity Index and the JPMorgan 3 Month Cash Index. The Dow Jones-AIG Commodity Index and JPMorgan 3 Month Cash Index each represent 50% of the composite benchmark. In constructing AAOF’s portfolio, the Manager does not seek to match AAOF’s portfolio composition to that of its benchmark, and AAOF’s portfolio composition may differ significantly from that of its benchmark.
      GMO Funds investing in AAOF are subject to the risks associated with investments in commodities and related investments and the risks associated with investments in derivatives and in fixed income securities. The principal risks of an investment in AAOF include Management Risk, Commodities Risk, Derivatives Risk, Credit and Counterparty Risk, Market Risk – Fixed Income Securities, Leveraging Risk, Liquidity Risk, Non-Diversification Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. In addition, AAOF’s performance may be extremely volatile and investors in AAOF run the risk of potentially significant short-term fluctuations in the value of AAOF’s shares. Shareholders of each GMO Fund investing in AAOF are indirectly exposed to these risks, in addition to all the risks associated with their investment in such GMO Fund.

146

      GMO Short-Duration Collateral Fund. GMO Short-Duration Collateral Fund (“SDCF”), a portfolio of the Trust, is offered through a separate private placement memorandum. Shares of SDCF are not publicly offered and are principally available only to other GMO Funds and certain other accredited investors. SDCF is managed by GMO, and is intended to provide an efficient means for other GMO Funds (i) to achieve exposure to assets they might otherwise acquire directly, (ii) to invest cash held by those Funds, and/or (iii) to generate a cash-like return for those Funds.
      SDCF does not pay any investment management or shareholder service fees to the Manager. In addition, the Manager has agreed to reimburse SDCF for Fund expenses through at least June 30, 2008 (excluding fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities-lending fees and expenses, interest expense, and transfer taxes).
      SDCF’s investment objective is total return greater than that of its benchmark, the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar euro deposits. SDCF is a non-diversified investment company within the meaning of the 1940 Act.
      SDCF seeks to achieve its investment objective by investing primarily in high quality U.S. and foreign floating rate fixed income securities. Fixed income securities in which SDCF invests include securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). SDCF may invest a substantial portion of its assets in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, SDCF may invest in government securities, corporate debt securities, money market instruments, and commercial paper, and enter into reverse repurchase agreements and repurchase agreements. SDCF’s fixed income securities primarily have floating interest rates (or may be hedged using derivatives to convert the fixed rate interest payments into floating rate interest payments), but may also include all types of interest rate, payment, and reset terms, including fixed rate, zero coupon, contingent, deferred, and payment-in-kind features. From time to time, SDCF may acquire or hold fixed income securities that are rated below investment grade. SDCF also may use exchange-traded and over-the-counter (“OTC”) derivatives, including swap contracts, futures, options on futures, options on swaps (or “swaptions”), and other types of options, and forward currency contracts.
      In selecting fixed income securities for SDCF’s portfolio, the Manager employs fundamental investment techniques and quantitative models to seek to identify securities with total return opportunities that are high relative to other fixed income securities with similar credit qualities and average lives.
      Under normal circumstances, the Manager expects that SDCF’s dollar-weighted average portfolio duration will be 365 days or less. SDCF may maintain that portfolio duration, for example, by investing in bonds with longer durations, but shortening the effective duration by hedging interest rate exposure through the use of derivatives. SDCF’s dollar-weighted average portfolio maturity may be substantially longer than SDCF’s dollar-weighted average portfolio duration.
      The other GMO Funds investing in SDCF are subject to the risks associated with an investment in fixed income securities and related derivatives. The principal risks of an investment in SDCF include Liquidity Risk, Credit and Counterparty Risk, Focused Investment Risk, Market Risk — Fixed Income Securities, Derivatives Risk, Foreign Investment Risk, Non-Diversification Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk, and Management Risk. Shareholders of each GMO Fund investing in SDCF are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.
      GMO World Opportunity Overlay Fund. GMO World Opportunity Overlay Fund (“Overlay Fund”), a portfolio of the Trust, is offered through a separate private placement memorandum. Shares of Overlay Fund are not publicly offered and are principally available only to other GMO Funds and certain other accredited investors. Overlay Fund is managed by GMO.
      Overlay Fund does not pay an investment management or shareholder service fee to the Manager. In addition, the Manager has agreed to reimburse Overlay Fund for Fund expenses through at least June 30, 2008 (excluding fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities-lending fees and expenses, interest expense, and transfer taxes).
      Overlay Fund’s investment objective is total return greater than that of its benchmark, the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month U.S. dollar euro deposits. Overlay Fund is a non-diversified investment company within the meaning of the 1940 Act.

147

      Overlay Fund’s investment program has two principal components. One component of Overlay Fund’s investment program involves the use of derivatives, primarily interest rate swap contracts and futures, to seek to exploit misvaluations in world interest rates and to add value relative to Overlay Fund’s benchmark. The other component of Overlay Fund’s investment program involves making direct investments primarily in high quality U.S. and foreign fixed income securities, in particular asset-backed securities, to gain exposure to Overlay Fund’s benchmark (and to securities with similar characteristics to those in the benchmark) and to generate a core return.
      The Manager employs proprietary quantitative models to seek to identify and estimate the relative misvaluation of interest rates within and across world interest rate markets. In selecting fixed income securities for Overlay Fund’s portfolio, the Manager employs fundamental investment techniques and quantitative models to seek to identify securities with total return opportunities that are high relative to other fixed income securities with similar credit qualities and average lives.
      The other GMO Funds investing in Overlay Fund are subject to the risks associated with investments in derivatives and in fixed income securities. The principal risks of an investment in Overlay Fund include Management Risk, Derivatives Risk, Leveraging Risk, Market Risk — Fixed Income Securities, Credit and Counterparty Risk, Liquidity Risk, Focused Investment Risk, Non-Diversification Risk, Foreign Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each GMO Fund investing in Overlay Fund are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

148

FUND CODES
      The following chart identifies the ticker, news-media symbol, and CUSIP number for each share class of each Fund currently being offered (if any).

Fund Name	Share
(and page # in Prospectus)	Class	Ticker	Symbol	Cusip

U.S. Equity Funds
U.S. Core Equity Fund (p. 2)	Class III	GMUEX	USCoreEq	362013 65 8
	Class IV	GMRTX	USCoreEq	362013 64 1
	Class V	—	—	362013 63 3
	Class VI	GMCQX	USCoreEq	362013 62 5
Tobacco-Free Core Fund (p. 4)	Class III	GMTCX	TobaccoFr	362007 85 8
	Class IV	GMTFX	TobaccoFr	362008 59 1
U.S. Quality Equity Fund (p. 6)	Class III	GQETX	USQualityEq	362008 26 0
	Class IV	GQEFX	USQualityEq	362008 24 5
	Class V	GQLFX	USQualityEq	362008 23 7
	Class VI	GQLOX	USQualityEq	362008 22 9
U.S. Value Fund (p. 8)	Class III	GMLUX	N/A	362013 59 1
U.S. Intrinsic Value Fund (p. 10)	Class III	GMVUX	USIntrVal	362013 74 0
U.S. Growth Fund (p. 12)	Class III	GMGWX	USGrowth	362013 87 2
U.S. Small/Mid Cap Value Fund (p. 14)	Class III	GMSUX	USSMidVal	362013 83 1
U.S. Small/Mid Cap Growth Fund (p. 16)	Class III	GMSPX	USSMidGr	362013 78 1
Real Estate Fund (p. 18)	Class III	GMORX	RealEstate	362007 62 7
Tax-Managed U.S. Equities Fund (p. 20)	Class III	GTMUX	N/A	362008 71 6
Tax-Managed Small/Mid Cap Fund (p. 22)	Class III	GTMSX	TxMngSmMdCap	362008 62 5

International Equity Funds
International Core Equity Fund (p. 24)	Class III	GMIEX	IntlCoreEq	362013 69 0
	Class IV	GMIRX	IntlCoreEq	362013 68 2
	Class VI	GCEFX	IntlCoreEq	362013 66 6
International Intrinsic Value Fund (p. 26)	Class II	GMICX	IntlIntrVal	362007 20 5
	Class III	GMOIX	IntlIntrVal	362007 30 4
	Class IV	GMCFX	IntlIntrVal	362008 83 1
International Growth Equity Fund (p. 28)	Class III	GMIGX	IntlGroEq	362013 60 9
	Class IV	GMGFX	IntlGroEq	362013 70 8
Global Growth Fund (p. 30)	Class III	GMGTX	GlobGr	362008 18 7
Developed World Stock Fund (p. 32)	Class III	GDWTX	DevWldStk	362013 20 3
	Class IV	GDWFX	DevWldStk	362013 30 2
Currency Hedged International Equity Fund (p. 34)	Class III	GMOCX	CurHgIntEq	362007 58 5
Foreign Fund (p. 36)	Class II	GMFRX	Foreign	362007 56 9
	Class III	GMOFX	Foreign	362007 55 1
	Class IV	GMFFX	Foreign	362008 82 3
Foreign Small Companies Fund (p. 38)	Class III	GMFSX	ForSmCos	362008 61 7
	Class IV	GFSFX	ForSmCos	362008 34 4
International Small Companies Fund (p. 40)	Class III	GMISX	IntSmCos	362007 52 8
Emerging Markets Fund (p. 42)	Class III	GMOEX	EmergMkt	362007 60 1
	Class IV	GMEFX	EmergMkt	362008 79 9
	Class V	GEMVX	GMOEmgMktsV	362008 28 6
	Class VI	GEMMX	EmergMkt	362008 27 8
Emerging Countries Fund (p. 44)	Class III	GMCEX	EmergCntr	362008 85 6
Emerging Markets Opportunities Fund (p. 46)	Class III	GMASX	EmgMktOpps	362008 75 7
	Class VI	GMQSX	EmgMktOpps	362008 19 5
Tax-Managed International Equities Fund (p. 48)	Class III	GTMIX	TxMngIntEq	362008 66 6

Fixed Income Funds
Domestic Bond Fund (p. 52)	Class III	GMDBX	DomestBd	362007 41 1
	Class VI	GDBSX	DomestBd	362008 13 8
Core Plus Bond Fund (p. 54)	Class III	GUGAX	CorePlusBd	362008 60 9
	Class IV	GPBFX	CorePlusBd	362008 12 0
International Bond Fund (p. 56)	Class III	GMIBX	IntlBond	362007 37 9
Strategic Fixed Income Fund (p. 58)	Class III	GFITX	StratFxdInc	362013 44 3
	Class VI	GMFIX	StratFxdInc	362013 41 9
Currency Hedged International Bond Fund (p. 60)	Class III	GMHBX	CurHgIntBd	362007 34 6
Global Bond Fund (p. 62)	Class III	GMGBX	GlobalBd	362007 31 2
Emerging Country Debt Fund (p. 64)	Class III	GMCDX	EmgCntrDt	362007 27 0
	Class IV	GMDFX	EmgCntrDt	362008 78 1
Short-Duration Investment Fund (p. 66)	Class III	GMSIX	ShortDurInv	362007 47 8
Short-Duration Collateral Share Fund (p. 68)	Class III	GMDCX	N/A	362013 53 4
	Class VI	GSDFX	ShtDurCollShar	362013 49 2
Inflation Indexed Plus Bond Fund (p. 70)	Class III	GMITX	InfltInPlus	362013 47 6
	Class IV	GIIFX	InfltInPlus	362013 39 3
	Class VI	GMIPX	InfltInPlus	362013 46 8
Asset Allocation Funds
U.S. Equity Allocation Fund (p. 74)	Class III	N/A	N/A	362007 75 9
International Equity Allocation Fund (p. 76)	Class III	GIEAX	N/A	362007 21 3
International Opportunities Equity Allocation Fund (p. 78)	Class III	GIOTX	N/A	362013 45 0
Global (U.S.+) Equity Allocation Fund (p. 80)	Class III	GMGEX	N/A	362007 14 8
World Opportunities Equity Allocation Fund (p. 82)	Class III	GWOAX	N/A	362008 15 3
Global Balanced Asset Allocation Fund (p. 84)	Class III	GMWAX	N/A	362007 17 1
Strategic Opportunities Allocation Fund (p. 86)	Class III	GBATX	N/A	362008 16 1
Benchmark-Free Allocation Fund (p. 88)	Class III	GBMFX	N/A	362008 31 0
Alpha Only Fund (p. 90)	Class III	GGHEX	N/A	362007 44 5
	Class IV	GAPOX	N/A	362013 48 4

GMO TRUST
ADDITIONAL INFORMATION
       Each Fund’s annual and semiannual reports to shareholders contain additional information about the Fund’s investments. Each Fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Funds’ annual and semiannual reports, and the Funds’ SAI, are available free of charge at http://www.gmo.com or by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.
      You can review and copy the Prospectus, SAI, and reports at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
      Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.
SHAREHOLDER INQUIRIES
Shareholders may request additional
information from and direct inquiries to:
Shareholder Services at
Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf, Boston, MA 02110
1-617-346-7646 (call collect)
1-617-439-4192 (fax)
SHS@GMO.com
website: http://www.gmo.com
DISTRIBUTOR
Funds Distributor, Inc.
100 Summer Street, 15th Floor
Boston, Massachusetts 02110
Investment Company Act File No. 811-04347

GMO Trust	Prospectus

June 30, 2007

Class M Shares
GMO Trust offers a broad selection
of investment alternatives to investors.
U.S. Equity Funds
- U.S. Core Equity Fund
- U.S. Value Fund
- U.S. Growth Fund
International Equity Funds
- International Intrinsic Value Fund
- Foreign Fund
- Emerging Countries Fund
This prospectus offers only Class M shares. Information about other funds and share classes offered by GMO Trust is contained in separate prospectuses.
Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf • Boston, Massachusetts 02110
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

FUND SUMMARIES
      This section contains a summary of each Fund’s investment objective, principal investment strategies, principal risks, performance, and fees and expenses. The summaries are not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about a Fund’s investments and strategies is contained in the Statement of Additional Information (“SAI”). See the back cover of this Prospectus for information about how to receive the SAI.
      Fundamental Investment Objectives/Policies. The Funds’ Board of Trustees (“Trustees”) may change a Fund’s investment objective or policies without shareholder approval unless an objective or policy is identified in this Prospectus or in the SAI as “fundamental.” Each of the Funds (except Foreign Fund and Emerging Countries Fund) has an investment objective that is fundamental.
      Tax Consequences and Portfolio Turnover. Unless otherwise specified in this Prospectus or in the SAI, Grantham, Mayo, Van Otterloo & Co. LLC, the Funds’ investment manager (the “Manager” or “GMO”), is not obligated to and generally will not consider tax consequences when seeking to achieve a Fund’s investment objective (e.g., a Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Funds. High turnover rates may adversely affect a Fund’s performance by generating additional expenses and may result in additional taxable income for its shareholders.
      Certain Definitions. When used in this Prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments having economic characteristics similar to the underlying asset. When used in this Prospectus, the term “equity investments” refers to investments (as defined above) in common stocks and other stock-related securities, such as preferred stocks, convertible securities, and depositary receipts. When used in this Prospectus, the term “total return” includes capital appreciation and income.
      Fund Name Policies. To comply with Securities and Exchange Commission (“SEC”) rules regarding the use of descriptive words in a fund’s name, the Funds (except International Intrinsic Value Fund) have adopted policies of investing at least 80% of the value of their net assets plus the amount of any borrowings made for investment purposes in specific types of investments, industries, countries, or geographic regions (each policy, a “Name Policy”). Each such Fund’s Name Policy is described in the “Principal investment strategies” section of its summary. See also “Name Policies” for more information regarding each such Fund’s Name Policy.
      Principal Risks. Investing in mutual funds involves risk, including the risk that the Manager’s strategies and techniques will fail to produce the desired results (see “Management of the Trust” for a description of the Manager and “Description of Principal Risks — Management Risk” for a more detailed discussion of this risk). Each Fund is subject to risks based on the types of investments in its portfolio and the investment strategies it employs. You should refer to “Description of Principal Risks” in this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. Besides the principal risks described in this Prospectus, a Fund may be exposed to other risks.
      All of the Funds are subject to the risk that war, terrorism, and related geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Funds’ investments. See “Description of Principal Risks – Market Disruption and Geopolitical Risk” for a more detailed description of this risk.
      In addition, the shares of many of the Funds are held by large shareholders, such as institutional investors and asset allocation funds, who, in reallocating or rebalancing their investments may cause the Fund to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities to invest cash. These purchases and sales could adversely affect the Fund’s performance, accelerate the realization of taxable income to shareholders, and increase transaction costs. See “Description of Principal Risks – Large Shareholder Risk” for a more detailed discussion of this risk.
      The Funds, by themselves, generally are not intended to provide a complete investment program. An investment in a Fund is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
      Outperformance of Benchmarks. The “Benchmark” section of each Fund summary states that a Fund seeks to outperform its benchmark over a market cycle by a specified percentage. There can be no assurance that this goal will be achieved. Each Fund’s “outperformance goal” speaks only as of the date of this Prospectus and may change from time to time without notice to shareholders.
      Fund Codes. See “Fund Codes” on the inside back cover of this Prospectus for information regarding the ticker, news-media symbol, and CUSIP number for the Class M shares of each Fund.
      This Prospectus does not offer shares in any state where they may not lawfully be offered.

1

U.S. EQUITY FUNDS
  GMO U.S. CORE EQUITY FUND
Fund Inception Date: 9/16/05
Investment objective
          High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in equity investments tied economically to the U.S.
      The Manager uses proprietary quantitative models to seek out stocks it believes are undervalued (generally, stocks trading at prices below what the Manager believes to be their fundamental value) or stocks it believes have improving fundamentals and/or positive sentiment. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $1.6 billion to $476 billion.
      The Fund’s benchmark is the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor’s. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.
      Other principal risks of an investment in the Fund include Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities).

2

GMO U.S. CORE EQUITY FUND
Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period and since inception with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund is the successor to GMO U.S. Core Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO U.S. Core Fund and reflects GMO U.S. Core Fund’s annual operating expenses (0.02% higher than those of the Fund).
Annual Total Return/Class M Shares*
Years Ending December 31
Highest Quarter: 16.57% (2Q2003)
Lowest Quarter: -5.07% (1Q2003)
Year-to-Date (as of 3/31/07): 0.13%

* Since inception of Class M shares.
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class M				4/15/02*

Return Before Taxes	9.33%	N/A	N/A	5.30%

Return After Taxes on Distributions	8.72%	N/A	N/A	4.91%

Return After Taxes on Distributions and Sale of Fund Shares	6.82%	N/A	N/A	4.48%

S&P 500 Index	15.80%	N/A	N/A	7.41%

Fees and expenses
     The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)

Management fee	0.31%
Distribution (12b-1) fee	0.25%
Other expenses	0.02%[1]
Administration fee	0.20%[2]
Total annual operating expenses	0.78%
Expense reimbursement	0.02%[3]
Net annual expenses	0.76%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, investment-related costs, and other expenses described on page 21 of this Prospectus) exceed 0.31% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year**	3 Years	5 Years	10 Years

Class M	$78	$247	$431	$964

**	After reimbursement

3

GMO U.S. VALUE FUND	Fund Inception Date: 9/16/05
Investment objective
          Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S. The Fund may hold fewer than 100 stocks.
      The Manager uses proprietary quantitative models to identify an initial group of stocks trading at prices below what the Manager believes to be their fundamental value. The Manager then applies traditional fundamental analysis to evaluate the financial, operational, and management strength of the issuers of those stocks. The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from approximately $1.2 billion to $476 billion.
      The Fund’s benchmark is the Russell 1000 Value Index, which measures the performance of those stocks included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Value Index is independently maintained and published by the Frank Russell Company. On an annualized basis, the Fund seeks to outperform its benchmark by 2%-4%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Market Risk – Value Securities – The Fund purchases some equity securities selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.

•	Non-Diversification Risk – The Fund is a non-diversified investment company, which means it is allowed to invest in securities of a relatively small number of companies. Because the Fund may invest a greater percentage of its assets in the securities of a single issuer than if it were diversified, a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.
      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund) and Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities).

4

GMO U.S. VALUE FUND
Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period and since inception with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund is the successor to GMO Value Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Value Fund and reflects GMO Value Fund’s annual operating expenses (0.02% higher than those of the Fund).
Annual Total Return/Class M Shares*
Years Ending December 31
Highest Quarter: 17.57% (2Q2003)
Lowest Quarter: -4.48% (1Q2003)
Year-to-Date (as of 3/31/07): -0.19%

* Since inception of Class M shares.
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class M				1/10/02*

Return Before Taxes	10.68%	N/A	N/A	5.44%

Return After Taxes on Distributions	10.29%	N/A	N/A	5.05%

Return After Taxes on Distributions and Sale of Fund Shares	7.42%	N/A	N/A	4.53%

Russell 1000 Value Index	22.24%	N/A	N/A	10.79%

Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)

Management fee	0.44%
Distribution (12b-1) fee	0.25%
Other expenses	0.29	% [1]
Administration fee	0.20	% [2]
Total annual operating expenses	1.18%
Expense reimbursement	0.29	% [3]
Net annual expenses	0.89%
1 “Other expenses” have been restated to reflect current fees and do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, investment-related costs, and other expenses described on page 21 of this Prospectus) exceed 0.44% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year**	3 Years	5 Years	10 Years

Class M	$91	$346	$621	$1,406

**	After reimbursement

5

GMO U.S. GROWTH FUND	Fund Inception Date: 9/16/05
Investment objective
          Long-term capital growth. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, a U.S. stock index, and in companies with similar market capitalizations. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to the U.S.
      The Manager uses proprietary quantitative models to seek out stocks it believes have improving fundamentals and/or positive sentiment or stocks it believes are undervalued (generally, stocks the Manager believes are undervalued trade at prices below what the Manager believes to be their fundamental value). The Manager also uses proprietary techniques to adjust the portfolio for other factors such as position size, industry and sector weights, and market capitalization. The factors considered and models used by the Manager may change over time.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); and/or (iii) manage risk by implementing shifts in investment exposure.
Investment Universe and Benchmark
      As of May 31, 2007, the market capitalization of companies that issue stocks included in the Russell 1000 Index ranged from approximately $1.2 billion to $476 billion.
      The Fund’s benchmark is the Russell 1000 Growth Index, which measures the performance of those stocks included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is independently maintained and published by the Frank Russell Company. On an annualized basis, the Fund seeks to outperform its benchmark by 2%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Market Risk – Growth Securities – Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.
      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

6

GMO U.S. GROWTH FUND
Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period and since inception with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
      The Fund is the successor to GMO Growth Fund, a former series of GMO Trust that had an investment objective and policies and restrictions substantially identical to those of the Fund. Performance of the Fund through September 16, 2005 is that of GMO Growth Fund and reflects GMO Growth Fund’s annual operating expenses (0.02% higher than those of the Fund).
Annual Total Return/Class M Shares*
Years Ending December 31
Highest Quarter: 14.98% (2Q2003)
Lowest Quarter: -6.43 (2Q2006)
Year-to-Date (as of 3/31/07): 0.35%

* Since inception of Class M shares.
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class M				9/11/02*

Return Before Taxes	2.05%	N/A	N/A	7.61%

Return After Taxes on Distributions	1.63%	N/A	N/A	6.79%

Return After Taxes on Distributions and Sale of Fund Shares	1.74%	N/A	N/A	6.30%

Russell 1000 Growth Index	9.07%	N/A	N/A	10.25%

Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)

Management fee	0.31%
Distribution (12b-1) fee	0.25%
Other expenses	0.05	% [1]
Administration fee	0.20	% [2]
Total annual operating expenses	0.81%
Expense reimbursement	0.05	% [3]
Net annual expenses	0.76%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding the administration fee, investment-related costs, distribution (12b-1) fee, and other expenses described on page 21 of this Prospectus) exceed 0.31% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year**	3 Years	5 Years	10 Years

Class M	$78	$254	$445	$997

**	After reimbursement

7

INTERNATIONAL EQUITY FUNDS

GMO INTERNATIONAL INTRINSIC VALUE FUND	Fund Inception Date: 3/31/87
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies from developed countries, other than the U.S.
      The Manager uses proprietary quantitative models to evaluate and select individual stocks, countries, and currencies based on several factors, including:

•	Stocks – valuation (including quality factors) and momentum;

•	Countries – aggregate stock market valuations, GDP and stock market trends, and positive market sentiment; and

•	Currencies – export and producer price parity, balance of payments, and interest rate differentials.
      The Manager’s valuation analysis may utilize quantitative models to predict a company’s future free cash flow. The Manager uses momentum measures to rank stocks that have been pre-screened for value characteristics. The Manager seeks to select stocks that score highly on valuation and momentum measures. The factors considered and models used by the Manager may change over time. In using these models to construct the Fund’s portfolio, the Manager expects that stock selection normally will reflect a significant bias for value stocks over growth stocks.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other high quality investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.
Benchmark
      The Fund’s benchmark is the S&P/Citigroup Primary Market Index (“PMI”) Europe, Pacific, Asia Composite (“EPAC”) Value Index, an independently maintained and published index composed of those stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the S&P/Citigroup Broad Market Index (“BMI”) (which includes listed shares of companies from developed and emerging countries with total available market capitalizations (float) of at least the local equivalent of $100 million), representing the top 80% of available capital (float) of the BMI in each country. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Value Securities – The Fund purchases some equity securities selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.
      Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations).

8

 GMO INTERNATIONAL INTRINSIC VALUE FUND
Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period and since inception with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indices do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class M Shares*
Years Ending December 31
Highest Quarter: 14.38% (4Q2004)
Lowest Quarter: -0.14% (2Q2005)
Year-to-Date (as of 3/31/07): 4.56%

* Since inception of Class M shares.
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class M				10/2/03*

Return Before Taxes	24.95%	N/A	N/A	24.03%

Return After Taxes on Distributions	22.90%	N/A	N/A	22.91%

Return After Taxes on Distributions and Sale of Fund Shares	18.47%	N/A	N/A	20.93%

S&P/Citigroup PMI EPAC Value Style Index[a]	28.06%	N/A	N/A	25.44%

MSCI EAFE Index[b]	26.34%	N/A	N/A	23.06%

a Fund’s benchmark.
b The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International.
Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)

Management fee	0.54%
Distribution (12b-1) fee	0.25%
Other expenses	0.05	% [1]
Administration fee	0.20	% [2]
Total annual operating expenses	1.04%
Expense reimbursement	0.05	% [3]
Net annual expenses	0.99%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, investment-related costs, and other expenses described on page 21 of this Prospectus) exceed 0.54% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year**	3 Years	5 Years	10 Years

Class M	$101	$326	$569	$1,266
** After reimbursement

9

 GMO FOREIGN FUND
Fund Inception Date: 6/28/96
Investment objective
      Total return in excess of its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in non-U.S. companies, including the companies that issue stocks included in the MSCI international developed country universe (the universe of securities from which the MSCI EAFE Index is constructed) and companies in emerging countries. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to countries outside the U.S.

•	Stock selection – The Manager selects stocks using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager separates companies with valuations it believes are deservedly low from those it believes represent investment opportunities. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and local industry peers. Company visits by the Manager to evaluate management and production facilities and other meetings with management are an integral part of the investment process.

•	Country selection – The Fund’s country selections relative to its benchmark are determined by a cumulative quantitative value score for each country together with the Manager’s evaluation of the country’s fundamentals. The Fund may take significant overweighted or underweighted positions in particular countries relative to the Fund’s benchmark.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions, but may hold up to 10% of its total assets in cash and other high quality investments in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. The Fund may make investments in emerging countries, but these investments generally will represent 10% or less of the Fund’s total assets. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including without limitation options and futures, to adjust its foreign currency exposure.
Benchmark
      The Fund’s benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East), a large capitalization international stock index that is independently maintained and published by Morgan Stanley Capital International. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Market Risk – Value Securities – The Fund purchases some equity securities selling at prices lower than what the Manager believes to be their fundamental value. The Fund bears the risk that the companies that issued those securities may not overcome the adverse business developments or other factors causing their securities to be underpriced, or that the market may never come to recognize their fundamental value.
      Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Credit and Counterparty Risk (risk of a default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

10

GMO FOREIGN FUND
Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period and since inception with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class M Shares*
Years Ending December 31
Highest Quarter: 18.58% (2Q2003)
Lowest Quarter: -5.93% (1Q2003)
Year-to-Date (as of 3/31/07): 3.65%

* Since inception of Class M shares.
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class M				1/25/02*

Return Before Taxes	26.77%	N/A	N/A	18.92%

Return After Taxes on Distributions	25.05%	N/A	N/A	18.01%

Return After Taxes on Distributions and Sale of Fund Shares	19.18%	N/A	N/A	16.50%

MSCI EAFE Index	26.34%	N/A	N/A	16.25%

Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)

Management fee	0.60%
Distribution (12b-1) fee	0.25%
Other expenses	0.05	% [1]
Administration fee	0.20	% [2]
Total annual operating expenses	1.10%
Expense reimbursement	0.05	% [3]
Net annual expenses	1.05%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, investment-related costs, and other expenses described on page 21 of this Prospectus) exceed 0.60% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year**	3 Years	5 Years	10 Years

Class M	$107	$345	$601	$1,336
             ** After reimbursement

11

GMO EMERGING COUNTRIES FUND	Fund Inception Date: 8/29/97
Investment objective
      High total return. The Fund seeks to achieve its objective by outperforming its benchmark.
Principal investment strategies
      The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world’s non-developed countries (“emerging countries”), which excludes countries that are included in the MSCI EAFE Index, a developed markets index. Under normal circumstances, the Fund invests at least 80% of its assets in investments tied economically to emerging countries.
      The Manager uses proprietary quantitative models and fundamental analysis to evaluate and select individual countries and stocks. Country selection generally is the most significant factor affecting the Fund’s performance relative to its benchmark. The Manager’s evaluation and selection decisions for countries and stocks are based on several factors and models, including:

•	Countries – value, momentum, and macroeconomic models; and

•	Stocks – earnings and price momentum, price to earnings ratios, price to book ratios, and quality.
      The factors considered and models used by the Manager may change over time. The Fund has a value bias relative to many other traditional emerging countries funds.
      The Fund generally seeks to be fully invested and normally does not take temporary defensive positions through investment in cash and other cash-like investments. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, warrants, and swap contracts, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) manage risk by implementing shifts in investment exposure; and/or (iv) adjust its foreign currency exposure. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark.
Benchmark
      The Fund’s benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor’s and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return basis. On an annualized basis, the Fund seeks to outperform its benchmark by 3%, net of fees, over a complete market cycle.
Principal risks of investing in the Fund
      The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”

•	Market Risk – Equity Securities – Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Fund’s investments.

•	Foreign Investment Risk – The market prices of foreign securities may change more rapidly and to a greater extent than those of U.S. securities. Foreign markets may be less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets may be higher than in U.S. markets. Changes in investment, capital, or exchange control regulations may adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, whose economies tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

•	Liquidity Risk – The Fund’s ability to sell securities or close out derivatives positions at desirable prices may be limited by low trading volume, lack of a market maker, or legal restrictions. Such risks are particularly pronounced for the Fund because it typically makes emerging country equity investments and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

•	Smaller Company Risk – The securities of companies with smaller market capitalizations trade less frequently and in lesser quantities than more widely held securities, and their market prices may fluctuate more than those of other securities. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.
      Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focusing investments in a limited number of countries or geographic regions), Market Risk – Value Securities (risk that the market may not recognize the value of securities purchased by the Fund, causing their prices to decline or fail to approach the value that the Manager anticipates), Derivatives Risk (use of derivatives by the Fund may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Non-Diversification Risk (the Fund is a non-diversified investment company and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified).

12

 GMO EMERGING COUNTRIES FUND
Performance
      The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods shown, and by comparing the Fund’s average annual total returns for the calendar period and since inception with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Return/Class M Shares*
Years Ending December 31
Highest Quarter: 24.42% (2Q2003)
Lowest Quarter: -10.61% (2Q2004)
Year-to-Date (as of 3/31/07): 1.91%

* Since inception of Class M shares.
Average Annual Total Returns
Periods Ending December 31, 2006

	1 Year	5 Years	10 Years	Incept.

Class M				7/9/02*

Return Before Taxes	29.14%	N/A	N/A	29.86%

Return After Taxes on Distributions	22.72%	N/A	N/A	26.74%

Return After Taxes on Distributions and Sale of Fund Shares	25.21%	N/A	N/A	25.71%

S&P/IFCI (Investable) Composite Index	35.11%	N/A	N/A	30.28%

Fees and expenses
      The table below shows the expected cost of investing in the Fund.

Annual Fund operating expenses
(expenses that are paid from Fund assets as a percentage of average daily net assets)

Management fee	0.65%
Distribution (12b-1) fee	0.25%
Other expenses	0.26	% [1]
Administration fee	0.20	% [2]
Total annual operating expenses	1.36%
Expense reimbursement	0.00	% [3]
Net annual expenses	1.36%
1 “Other expenses” do not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies.
2 The administration fee is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).
3 The Manager has contractually agreed to reimburse the Fund for expenses incurred by the Fund through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding the administration fee, distribution (12b-1) fee, investment-related costs, and other expenses described on page 21 of this Prospectus) exceed 1.00% of the Fund’s average daily net assets.
Example
      This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as those shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year**	3 Years	5 Years	10 Years

Class M	$138	$431	$745	$1,635
             ** After reimbursement

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DESCRIPTION OF PRINCIPAL RISKS
       The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

U.S. Equity Funds	International Equity Funds

International
	U.S. Core Equity			Intrinsic Value		Emerging
	Fund	U.S. Value Fund	U.S. Growth Fund	Fund	Foreign Fund	Countries Fund

Market Risk—Equity Securities	•	•	•	•	•	•

Liquidity Risk				•	•	•

Smaller Company Risk				•	•	•

Derivatives Risk	•	•	•	•	•	•

Foreign Investment Risk				•	•	•

Currency Risk				•	•	•

Non-Diversification Risk		•	•		•	•

Focused Investment Risk						•

Credit and Counterparty Risk	•	•	•	•	•	•

Market Disruption and Geopolitical Risk	•	•	•	•	•	•

Large Shareholder Risk	•	•	•	•	•	•

Management Risk	•	•	•	•	•	•

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     Factors that may affect a particular Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments they make may change over time. The SAI includes more information about the Funds and their investments.
      • MARKET RISK – EQUITY SECURITIES. All of the Funds are subject to market risk, which is the risk of unfavorable changes in the value of the securities owned by a Fund. General market risks associated with investments in equity securities include the following:
      A principal risk of each Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Equity securities may decline in value for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. They may also decline in value due to factors that affect a particular industry or industries, such as labor shortages, increased production costs, or competitive conditions within an industry. In addition, they may decline in value due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.
      All of the Funds invest a substantial portion of their assets in equities and generally do not attempt to time the market. As a result, declines in stock market prices in general over short or extended periods can result in declines in the value of the Funds’ investments.
      Value Securities Risk. The Funds bear the risk that companies that issue securities selling at prices below what the Manager believes to be their fundamental value may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. These risks apply to all of the Funds. The risks are particularly pronounced for U.S. Value Fund, International Intrinsic Value Fund, and Foreign Fund, which invest primarily in value securities.
      Growth Securities Risk. Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations than other securities because of their heavy dependence on future earnings expectations. At times when the market is concerned that these expectations may not be met, the prices of growth securities typically fall. All of the Funds are subject to these risks, but these risks are particularly pronounced for the U.S. Growth Fund, which invests primarily in growth securities.
      • LIQUIDITY RISK. A Fund is exposed to liquidity risk when low trading volume, lack of a market maker, a large position, or legal restrictions limit the Fund’s ability to sell particular securities or close out derivative positions at an advantageous price. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve the use of derivatives (in particular over-the-counter (“OTC”) derivatives) and/or investment in securities of companies with smaller market capitalizations, foreign securities (in particular emerging country securities), or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These types of investments, including derivatives, are more likely to be fair valued (see “Determination of Net Asset Value”). Liquidity risk also may exist when a Fund has an obligation to purchase particular securities (e.g., as a result of closing out a short position).
      This risk is particularly pronounced for Emerging Countries Fund, which makes investments in emerging country securities that are not widely traded and that may be subject to purchase and sale restrictions and may make investments in securities of companies with smaller market capitalizations that trade less frequently and in lesser quantities than more widely held securities. In addition, Emerging Countries Fund may buy securities that are less liquid than those in its benchmark. See “Smaller Company Risk” and “Foreign Investment Risk” below for more information on risks associated with securities of companies with smaller market capitalizations and emerging country securities.
      • SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations, including small- and mid-cap companies. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. In addition, the securities of companies with smaller market capitalizations are less widely held than the securities of companies with larger market capitalizations. The securities of companies with smaller market capitalizations trade less frequently and in lesser quantities than more widely held securities and their market prices may fluctuate more than those of other securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with smaller market capitalizations may present greater opportunities for growth and capital appreciation but also involve greater risks than customarily are associated with investments in more established companies with larger market capitalizations. These risks are particularly pronounced for Emerging Countries Fund, which may invest a portion of its assets in the securities of companies with smaller market capitalizations and buy securities that have smaller market capitalizations than those in its benchmark.
      • DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives may relate to securities, currencies or currency exchange rates, and related indices. The Funds may use derivatives for many purposes, including hedging and as a substitute for direct

15

investment in securities or other assets. The Funds also may use derivatives as a way to adjust their exposure to various securities, markets, and currencies without actually having to sell existing investments and make new investments. This generally is done when the adjustment is expected to be relatively temporary or in anticipation of selling Fund assets and making new investments over time. The SAI contains a description of the various derivatives a Fund may utilize.
      The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivatives exposes a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the contract with the counterparty or may be able to obtain the other party’s consent to assign the contract to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. Although the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a Fund contracts with a limited number of counterparties, the Fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
      Derivatives also are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and credit and counterparty risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.
      Suitable derivatives may not be available in all circumstances. For example, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, all of the Funds may refrain, or be required to refrain, from trading with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce risk exposure. There can be no assurances that a Fund’s use of derivatives will be effective or will have the desired results.
      • FOREIGN INVESTMENT RISK. Funds that invest in foreign (non-U.S.) securities are subject to additional and more varied risks because the market prices of those securities may change more rapidly and to a greater degree than those of U.S. securities. The securities markets of many foreign countries are relatively small, involving securities of a limited number of companies in a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs, and holders of foreign securities may be subject to foreign taxes on dividends and interest payable on those securities. Also, for investments in lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment, capital, or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes, or diplomatic developments could adversely affect the Fund. In the event of a nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.
      Foreign investment risk is particularly pronounced for the International Equity Funds, which normally invest a significant portion of their assets in foreign securities. Some of these risks are also applicable to the U.S. Equity Funds because they may invest a portion of their assets in securities of foreign issuers traded in the U.S.
      In addition, Funds that invest a significant portion of their assets in the securities of issuers based in emerging countries are subject to more foreign investment risk than Funds investing primarily in more developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both governmental and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment, capital controls, and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques; the fact that companies in emerging countries may be newly organized and may be smaller; the difference in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers. These risks are particularly pronounced for Emerging Countries Fund, which typically invests most of its assets in equity investments tied economically to emerging countries. Foreign Fund is also subject to increased foreign investment risk because it may make investments in emerging countries.

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      • CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded and/or in which a Fund receives income, or currencies in which a Fund has taken an active investment position, will decline in value relative to the U.S. dollar. In the case of hedging positions, currency risk includes the risk that the U.S. dollar will decline in value relative to the foreign currency being hedged. Foreign currency exchange rates may fluctuate significantly for many reasons, including changes in supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political developments in the U.S. or abroad.
      The International Equity Funds may hedge currencies by entering into derivatives with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns, wants to own, or is exposed to through its investments. This presents the risk that the exchange rates of the currencies involved may not move in relation to one another as expected. In that case, the Fund could lose money on its holding of a particular currency and also lose money on the hedge. The International Equity Funds also may take active currency positions and hedge the currency exposure of the securities in which they have invested. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of those securities.
      Because the International Equity Funds invest or trade in securities denominated in foreign currencies or related derivatives and may have foreign currency holdings, they may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the International Equity Funds, because, for investment purposes, they regularly enter into derivative foreign currency transactions and take active long and short currency positions through exchange-traded and OTC foreign currency derivatives. Foreign currency derivatives (such as futures, forwards, options, and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.”
      • NON-DIVERSIFICATION RISK. Investing in securities of many different issuers can reduce overall risk while investing in securities of a small number of issuers can increase it. U.S. Value Fund, U.S. Growth Fund, Foreign Fund, and Emerging Countries Fund are not “diversified” investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”). This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, credit, market, and other risks associated with their investment strategies or techniques may be more pronounced than if they were “diversified.”
      • FOCUSED INVESTMENT RISK. Geographic diversification can reduce overall risk, and concentration of investments in a limited number of countries or geographic regions can increase overall risk. Therefore, Funds whose investments are focused in particular countries or regions should only be considered as part of a diversified portfolio that includes other investments.
      A Fund that invests a significant portion of its assets in investments tied economically to a particular geographic region or foreign country has more exposure to regional and country economic risks than a fund making foreign investments throughout the world’s economies. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region. In addition, a recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent a fund invests in the equity securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is present for Emerging Countries Fund.
      • LEVERAGING RISK. A Fund’s use of derivatives and securities lending may cause its portfolio to be leveraged. Leverage may increase a Fund’s portfolio losses when the value of its investments declines. A Fund’s portfolio may be leveraged temporarily if it borrows money to meet redemption requests and/or to settle investment transactions.
      The net long exposure of each Fund (including direct investment in securities and long and short derivative positions in securities and/or “baskets” or indices of equity securities (such as swap contracts and futures contracts)) typically will not exceed 100% of the Fund’s net assets. However, occasionally a large redemption or payment of fees may result in a temporary net long exposure of over 100% of a Fund’s net assets. The Funds may manage some of their derivative positions by maintaining cash or liquid securities with a value equal to the face value of those positions. The Funds also may manage market exposure by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, any such Fund may perform as if it were leveraged.
      • CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations.
      A Fund is exposed to counterparty risk to the extent it uses OTC derivatives (such as forward foreign currency contracts and/or swap contracts, as described in “Derivatives Risk” above) or lends its portfolio securities. A Fund also is exposed to counterparty risk to the extent it uses repurchase agreements. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing

17

its contractual rights. Although the Manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions.
      • MARKET DISRUPTION AND GEOPOLITICAL RISK. All Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. The war in Iraq has had a substantial effect on economies and securities markets in the U.S. and worldwide. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks of September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar future events cannot be ruled out. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. At such times, the Funds’ exposure to the risks described elsewhere in this section, including market risk, liquidity risk, and credit and counterparty risk, can increase.
      The value of the Funds’ investments may be adversely affected by acts of terrorism and other changes in foreign and domestic economic and political conditions. In addition, market disruptions might make it difficult for the Funds to implement their investment programs for a period of time. For example, a disruption may cause the Funds’ derivative counterparties to discontinue offering derivatives on certain underlying securities, reference rates, or indices or to offer such products on a more limited basis.
      • LARGE SHAREHOLDER RISK. To the extent that shares of a Fund are held by large shareholders (e.g., institutional investors or asset allocation funds), the Fund is subject to the risk that these shareholders will reallocate or rebalance their investments. In fact, substantial portions of many funds are held by asset allocation funds, and/or separate accounts managed by the Manager for its clients. Asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) the Funds. These transactions will affect the Fund, since it may have to sell portfolio securities to satisfy redemption requests or purchase portfolio securities to invest cash. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. See “Beneficial Owners of 5% or More of the Funds’ Shares” in the SAI for more information. These transactions could adversely affect the Fund’s performance to the extent that the Fund is required to sell investments or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and could also increase transaction costs.
      • MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. The Manager applies investment techniques and risk analyses in making investment decisions for the Funds, but there can be no assurance that the Manager will achieve the desired results. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities. A Fund may buy securities not included in its benchmark, hold securities in very different proportions than its benchmark, and/or engage in other strategies that cause a Fund’s performance to differ from that of its benchmark. In those cases, a Fund’s performance will depend on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark and/or to utilize those other strategies in a way that adds value relative to the benchmark.

18

MANAGEMENT OF THE TRUST
       GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the funds of GMO Trust (the “Trust”). GMO is a private company, founded in 1977. As of April 30, 2007, GMO managed on a worldwide basis more than $149 billion for other Funds of GMO Trust (“GMO Funds”) and institutional investors, such as pension plans, endowments, and foundations.
      Subject to the approval of the Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds’ business affairs.
      Class M shares of a Fund offered through this Prospectus pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Class M shares of each Fund may be purchased.
      For the fiscal year ended February 28, 2007, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements) the percentages of each Fund’s average daily net assets set forth in the table below.

% of Average
Fund	Net Assets

U.S. Core Equity Fund	0.29%
U.S. Value Fund	0.16%
U.S. Growth Fund	0.26%
International Intrinsic Value Fund	0.50%
Foreign Fund	0.55%
Emerging Countries Fund	0.65%
      A discussion of the basis for the Trustees’ approval of each Fund’s investment advisory contract is included in the Fund’s shareholder report for the period during which the Trustees approved that contract.
      Different Investment Divisions of GMO are responsible for day-to-day management of different Funds. Each Division’s investment professionals work collaboratively to manage the GMO Funds’ portfolios, and no one person is primarily responsible for day-to-day management of any specific Fund. The table below identifies the GMO Investment Divisions and the Fund(s) for which they are responsible.

Investment Division	Primary Responsibilities

U.S. Quantitative	U.S. Equity Funds

International Quantitative	International Intrinsic Value Fund

International Active	Foreign Fund

Emerging Markets	Emerging Countries Fund

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      The following table identifies the senior member(s) of GMO’s Investment Divisions who are responsible for the Funds and each senior member’s length of service as a senior member, title, and business experience during the past five years. With respect to the Funds for which they have responsibility, the senior members manage or allocate responsibility for portions of the portfolios to members of the division, oversee the implementation of trades, review the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitor cash.

Senior Member
Funds	(length of service)	Title; Business Experience During Past 5 Years

U.S. Core Equity Fund U.S. Growth Fund	Sam Wilderman (since 2005)	Director, U.S. Quantitative Division, GMO. Mr. Wilderman has been responsible for overseeing the portfolio management of GMO’s U.S. quantitative equity portfolios since 2005. Previously, Mr. Wilderman was responsible for portfolio management of and research for GMO’s emerging equity portfolios since 1996.

U.S. Value Fund	Edmond Choi (since 2001)	Member, U.S. Quantitative Division, GMO. Mr. Choi is currently responsible for managing or overseeing the portfolio management of U.S. Value Fund and another U.S. equity portfolio. From 1994 to 2005, Mr. Choi was a member of the division responsible for managing GMO’s U.S. active equity portfolios, and, beginning in 2001, was responsible for overseeing the management of GMO’s U.S. active equity portfolios.

International Intrinsic Value Fund	Thomas Hancock (since 1998)	Director, International Quantitative Division, GMO. Dr. Hancock has been responsible for overseeing the portfolio management of GMO’s international developed market and global quantitative equity portfolios since 1998.

Foreign Fund	Ann Spruill (since 1993)	Director, International Active Division, GMO. Ms. Spruill has been responsible for overseeing the portfolio management of GMO’s international active equity portfolios since 1993.

Emerging Countries Fund	Arjun Divecha (since 1993)	Director, Emerging Markets Division, GMO. Mr. Divecha has been responsible for overseeing the portfolio management of GMO’s emerging markets equity portfolios since 1993. Prior to 2001, Mr. Divecha provided these services through Dancing Elephant, Ltd., which had been engaged by GMO to provide consulting services to GMO with respect to those portfolios.

      The SAI contains other information about how GMO determines the compensation of the senior members, other accounts they manage and related conflicts, and their ownership of Funds for which they have responsibility.
Other Classes of GMO Trust Shares
       This Prospectus offers only Class M shares of certain GMO Funds. Information about other classes of shares (and other GMO Funds) is contained in separate prospectuses. Principal features of these other classes include substantial minimum investment requirements (typically $10,000,000 or higher) and lower fee and expense levels. Class M shareholders do not have the right to convert Class M shares into, or exchange Class M shares for, other classes of shares.
Custodians and Fund Accounting Agents
       Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serve as the Trust’s custodians and fund accounting agents on behalf of the Funds. IBT and State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, are expected to merge in July 2007 and, upon consummation of the merger, State Street Bank will become the custodian and fund accounting agent on behalf of Funds for which those services are currently provided by IBT.
Transfer Agent
       IBT serves as the Trust’s transfer agent on behalf of the Funds. State Street Bank will become the transfer agent upon consummation of the merger described above.

20

Expense Reimbursement
       As more fully described in the Funds’ “Annual Fund operating expenses” table under the caption “Fees and expenses”, the Manager has contractually agreed to reimburse some Funds for a portion of their expenses through at least the dates shown in the tables. As used in this Prospectus, “Excluded Fund Fees and Expenses” means the administration fee, distribution (12b-1) fee, expenses indirectly incurred by investment in other GMO Funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense (except for Emerging Countries Fund), transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).
DETERMINATION OF NET ASSET VALUE
       The net asset value or “NAV” of each class of shares of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time. A Fund’s NAV per share for a class of shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of Fund shares outstanding for that class. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund.
      The value of the Funds’ investments is generally determined as follows:
Exchange-listed securities

•	Last sale price or

•	Official closing price or

•	Most recent bid price (if no reported sale or official closing price) or

•	Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition
      (Also, see discussion in “Fair Value Pricing” below regarding foreign equity securities.)
Unlisted securities (if market quotations are readily available)

•	Most recent quoted bid price
Options written by a Fund

•	Most recent ask price
Shares of other GMO Funds and other open-end registered investment companies

•	NAV at the time of valuation of shares of an investing Fund
“Fair Value” Pricing
      For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Funds’ investments will be valued at “fair value,” as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.
      With respect to the Funds’ use of “fair value” pricing, you should note the following:

--	In certain cases, a significant percentage of a Fund’s assets may be “fair valued.” The value of assets that are “fair valued” is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining “fair value” are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that a Fund’s net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.

--	Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign securities in those markets or on those exchanges do not reflect events that occur after they close but before the close of the NYSE. As a result, the Trust has adopted fair value pricing procedures that, among other things,

21

generally require that the Funds’ foreign equity securities be valued by third-party vendors using fair value prices based on modeling tools.

      The values of foreign securities quoted in foreign currencies are translated into U.S. dollars generally at 4:00 p.m. Eastern time at then current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.
      The Manager evaluates primary pricing sources from time to time, and may change any pricing source at any time. However, the Manager does not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) when the Manager believes that the price supplied is not reliable. Some securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold. In addition, because some Funds hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE is closed, the net asset value of those Funds’ shares may change significantly on days when shares cannot be redeemed.
NAME POLICIES
       A Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice. When used in connection with a Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund’s investments be “tied economically” to that country or region. For purposes of this Prospectus, an investment is “tied economically” to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. A Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, through investments in another Fund, derivatives, and synthetic instruments with economic characteristics similar to the underlying asset.
DISCLOSURE OF PORTFOLIO HOLDINGS
       The Funds have established a policy with respect to disclosure of their portfolio holdings. A description is provided in the SAI. Information regarding the Funds’ portfolio holdings as of each month’s end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO (“potential shareholders”), and their consultants or agents through a secured link on GMO’s website approximately 5 days after month end.
      To access this information on GMO’s website (http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of a Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund’s portfolio holdings.
      The Funds or GMO may suspend the posting of portfolio holdings, or the Funds may modify the disclosure policy without notice to shareholders. Once posted, a Fund’s portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.

22

HOW TO PURCHASE SHARES
       Under ordinary circumstances, you may purchase a Fund’s Class M shares on any day when the NYSE is open for business through certain brokers and agents who are authorized to accept purchase and redemption orders on the Funds’ behalf. Brokers and agents accepting purchases on a Fund’s behalf may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, please contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application is on file with GMO.
      Purchase Policies. You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. A purchase request is in good order if it includes:

•	The name of the Fund being purchased;

•	The dollar amount of the shares to be purchased;

•	The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

•	Your name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Trust Application; and

•	Payment in full (by check, wire, or securities).

-	If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved for later payment.
      If a purchase request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price for the Fund shares to be purchased is the net asset value per share determined on that day. If the purchase request is received after the close of regular trading on the NYSE, the purchase price for the Fund shares to be purchased is the net asset value per share determined on the next business day.
      To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by you in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset values at the time of redemption.
      The Trust and its agents reserve the right to reject any order. In addition, without notice, a Fund may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.
      Funds advised or sub-advised by GMO (“Top Funds”) may purchase shares of the Funds after the close of regular trading on the NYSE (the “Cut-off Time”) and receive the current day’s price if the following conditions are met: (i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the Funds are executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.
      In the case of International Intrinsic Value Fund, a purchase of shares of the Fund other than Class M shares may be made in U.S. dollars or in any other currency deemed acceptable by the Manager in its sole discretion. Non-U.S. dollar currencies used to purchase Fund shares will be valued in accordance with the Trust’s valuation procedures.
      Frequent Trading Activity. A Fund will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders.
      The Trustees have approved policies and procedures designed to detect and prevent frequent trading activity that is harmful to a Fund and its shareholders. There is no assurance that these policies and procedures will be effective in all instances. A Fund does not automatically redeem shares that are the subject of a rejected exchange request.
      In addition to policies and procedures with respect to frequent trading, the Trustees have adopted pricing policies that generally provide for the fair valuation of foreign equity securities on a daily basis, as described in “Determination of Net Asset Value.” The fair value pricing of foreign equity securities may have the effect of reducing the profit potential of frequent trading strategies.
      Shares of some Funds are distributed through financial intermediaries that submit net purchase and redemption orders through omnibus accounts. These omnibus accounts engage in frequent transactions due to the daily trading activity of underlying shareholders. Because transactions by omnibus accounts take place on a net basis, the Funds’ ability to detect and prevent frequent trading strategies within those accounts may be limited. The Funds reserve the right to reject any order or terminate the sale of Fund shares through a particular intermediary at any time.

23

HOW TO REDEEM SHARES
       Under ordinary circumstances, you may redeem a Fund’s Class M shares on any day when the NYSE is open for business. Redemption requests should be processed through the broker or agent through which the Fund shares to be redeemed were purchased. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, please contact your broker or agent.
      Redemption Policies. You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. A redemption request is in good order if it includes:

•	The name of the Fund being redeemed;

•	The number of shares or the dollar amount of the shares to be redeemed;

•	The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);

•	Your name and/or the account number set forth with sufficient clarity to avoid ambiguity; and

•	The signature of an authorized signatory as identified in the GMO Trust Application.
      If the redemption request is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day. If the redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day. In the event of a disaster affecting Boston, Massachusetts, please contact GMO to confirm receipt of your redemption request.
      The Trust may take up to seven days to remit proceeds. Failure to provide the Trust with a properly authorized redemption request will result in a delay in processing a redemption request or a rejection of the redemption request.
      In the case of International Intrinsic Value Fund, a redemption of shares of the Fund other than Class M shares may, in the Manager’s sole discretion, be paid in whole or part in a currency other than U.S. dollars in cases where the redeeming shareholder has indicated a willingness or desire to receive the redemption proceeds in such currency. Non-U.S. dollar currencies used to redeem Fund shares will be valued in accordance with the Trust’s valuation procedures.
      If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, a Fund may pay the redemption price in whole or in part with securities held by that Fund instead of cash.
      If a redemption is paid with securities, it is important for you to note:

•	securities used to redeem Fund shares will be valued as set forth under “Determination of Net Asset Value”

•	securities distributed by a Fund will be selected by the Manager in light of the Fund’s objective and may not represent a pro rata distribution of each security held in the Fund’s portfolio

•	you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

•	in-kind redemptions are generally treated by shareholders for tax purposes the same as redemptions paid in cash.
      Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

•	if the NYSE is closed on days other than weekends or holidays

•	during periods when trading on the NYSE is restricted

•	during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

•	during any other period permitted by the SEC for your protection.
      Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund or a class held by the shareholder (including Class M shares) have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees have authorized GMO in its sole discretion to redeem shares held by certain shareholders to prevent the shareholder from becoming an affiliated person of a Fund.
      Top Funds may redeem shares of the Funds after the Cut-off Time and receive the current day’s price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the Funds is executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.

24

DISTRIBUTION AND SERVICE (12b-1) PLAN
       Each Fund has adopted a distribution plan to pay for the sale and distribution of Class M shares and for services provided to Class M shareholders. The plan provides for payments at annual rates not to exceed 1.00% of each Fund’s average daily net assets attributable to its Class M shares. The Trustees currently limit payments on Class M shares under the Plan to 0.25% of each Fund’s average daily net assets attributable to its Class M shares. Because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more over time than paying other types of sales charges.
DISTRIBUTIONS AND TAXES
       The policy of each U.S. Equity Fund is to declare and pay distributions of its net income, if any, quarterly. The policy of each International Equity Fund is to declare and pay distributions of its net income, if any, semi-annually. Each Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. In addition, the Funds may, from time to time and at their discretion, make unscheduled distributions in advance of redemptions by large shareholders. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Shareholders should read the description below for information regarding the tax character of distributions from the Fund to shareholders.
      All dividends and/or distributions are reinvested in additional shares of the relevant Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by notifying their broker or agent.
      It is important for you to note:

•	For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less are taxable to shareholders as ordinary income.

•	If a Fund has capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) until such losses have been fully utilized to offset Fund capital gains, whichever comes first. A Fund’s ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

•	For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before January 1, 2011.

•	Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

•	Distributions by a Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund’s shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder’s sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short-term or long-term capital gain, depending on how long the Fund shares were held by the shareholder.

•	A Fund’s investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains. Those taxes will reduce the Fund’s yield on these securities. The foreign withholding tax rates applicable to a Fund’s investments in certain foreign jurisdictions may be higher if the Fund has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, shareholders may be entitled to claim a credit or deduction for foreign taxes paid by the Fund. See “Taxes” in the SAI for more information.

•	In the case of a Fund that permits purchases or redemptions of Fund shares in foreign currencies, foreign currency transactions associated with these purchases or redemptions may accelerate or increase the Fund’s recognition of ordinary income or losses as a result of fluctuations in the value of the foreign currencies received or distributed by the Fund in connection with the purchases or redemptions. The timing and extent of any such foreign currency exchange related income or losses will differ depending on, among other things, the Fund’s ultimate use of foreign currencies received to purchase shares

25

of the Fund and the Fund’s use of foreign currencies or other disposition of certain foreign currency derivatives, including, but not limited to, forwards and futures, in connection with a redemption.

•	A Fund’s investment in certain types of securities and other assets, including foreign currencies, certain types of foreign securities, and assets “marked to the market” for federal income tax purposes, may increase or accelerate a Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by those investments. These investments, therefore, may affect the timing or amount of a Fund’s distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

•	A Fund’s use of derivatives and securities lending may increase the amount of income recognized by its shareholders.

•	A Fund’s investment in other series of the Trust or other investment companies taxed as partnerships or regulated investment companies could affect the amount, timing, and character of distributions. See “Taxes” in the SAI for more information.

      The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisers about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax). Please see “Taxes” in the SAI for more information.

26

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
The financial highlight tables are intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of operations of the Fund’s Class M shares). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in Class M shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Trust’s Annual Reports, which are incorporated by reference in the SAI and available upon request. Information is presented for each Fund, and the Class M shares thereof, that had investment operations during the reporting periods and is currently being offered through this Prospectus.
U.S. EQUITY FUNDS

U.S. CORE EQUITY FUND††

	Class M Shares

					Period from
					April 15, 2002
	Year Ended February 28/29,				(commencement
					of operations) through
	2007	2006††	2005††	2004††	February 28, 2003††

Net asset value, beginning of period	$14.47	$14.26	$13.52	$9.96	$12.89

Income (loss) from investment operations:
Net investment income (loss)†	0.18	0.20	0.16	0.12	0.11
Net realized and unrealized gain (loss)	0.64	0.53	0.72	3.57	(2.94)

Total from investment operations	0.82	0.73	0.88	3.69	(2.83)

Less distributions to shareholders:
From net investment income	(0.17)	(0.20)	(0.14)	(0.13)	(0.10)
In excess of net investment income	—	(0.32)	—	—	—
From net realized gains	(0.37)	—	—	—	—
Total distributions	(0.54)	(0.52)	(0.14)	(0.13)	(0.10)

Net asset value, end of period	$14.75	$14.47	$14.26	$13.52	$9.96

Total Return(a)	5.73%	5.22%	6.61%	37.23%	(22.03	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$131,640	$157,009	$171,316	$141,188	$60,242
Net expenses to average daily net assets	0.76%	0.77%	0.78%	0.78%	0.78	%*
Net investment income to average daily net assets	1.22%	1.41%	1.17%	0.98%	1.18	%*
Portfolio turnover rate	78%	65%	65%	57%	74	%***
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%	0.02%	0.02%	0.03%	0.03	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

*	Annualized.
**	Not annualized.

***	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2003.

†	Calculated using average shares outstanding throughout the period.
††	The Fund is the successor to GMO U.S. Core Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO U.S. Core Fund.

27

U.S. VALUE FUND††

	Class M Shares

	Year Ended February 28/29,

	2007	2006††	2005††	2004††	2003††

Net asset value, beginning of period	$10.21	$9.87	$9.26	$6.72	$8.82

Income (loss) from investment operations:
Net investment income (loss)	0.14 †	0.10 †	0.13 †	0.11	0.12
Net realized and unrealized gain (loss)	0.65	0.38	0.62	2.57	(2.10)

Total from investment operations	0.79	0.48	0.75	2.68	(1.98)

Less distributions to shareholders:
From net investment income	(0.14)	(0.14)	(0.14)	(0.14)	(0.12)
From net realized gains	(0.11)	—	—	—	—

Total distributions	(0.25)	(0.14)	(0.14)	(0.14)	(0.12)

Net asset value, end of period	$10.75	$10.21	$9.87	$9.26	$6.72

Total Return(a)	7.80%	4.95%	8.21%	40.23%	(22.56)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,631	$19,248	$16,779	$10,916	$6,444
Net expenses to average daily net assets	0.89%	0.90%	0.91%	0.91%	0.92%
Net investment income to average daily net assets	1.35%	1.04%	1.42%	1.42%	1.46%
Portfolio turnover rate	79%	103%	110%	127%	100%
Fees and expenses reimbursed by the Manager to average daily net assets	0.28%	0.31%	0.18%	0.20%	0.07%

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.
††	The Fund is the successor to GMO Value Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Value Fund.
U.S. GROWTH FUND††

	Class M Shares

						Period from
						September 11, 2002
	Year Ended February 28/29,					(commencement
						of operations) through
	2007	2006††	2005††		2004††	February 28, 2003††

Net asset value, beginning of period	$18.10	$18.19	$18.97		$14.25	$15.27

Income (loss) from investment operations:
Net investment income (loss)	0.10 †	0.10 †	0.11	†	0.09	0.04
Net realized and unrealized gain (loss)	0.06	0.85	(0.02	) (a)	5.09	(1.01)

Total from investment operations	0.16	0.95	0.09		5.18	(0.97)

Less distributions to shareholders:
From net investment income	(0.10)	(0.10)	(0.10)		(0.10)	(0.05)
From net realized gains	(1.00)	(0.94)	(0.77)		(0.36)	—

Total distributions	(1.10)	(1.04)	(0.87)		(0.46)	(0.05)

Net asset value, end of period	$17.16	$18.10	$18.19		$18.97	$14.25

Total Return(b)	0.91%	5.33%	0.65%		36.58%	(6.31	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$85,714	$253,332	$269,227		$199,865	$20,306
Net expenses to average daily net assets	0.76%	0.77%	0.78%		0.78%	0.78	%*
Net investment income to average daily net assets	0.56%	0.54%	0.61%		0.29%	0.51	%*
Portfolio turnover rate	111%	94%	136%		97%	72	%***
Fees and expenses reimbursed by the Manager to average daily net assets	0.05%	0.04%	0.04%		0.05%	0.09	%*

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

*	Annualized.
**	Not annualized.
***	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2003.
†	Calculated using average shares outstanding throughout the period.
††	The Fund is the successor to GMO Growth Fund, a former series of GMO Trust. All information set forth in the table above for the time periods ending on or before September 16, 2005 relates to GMO Growth Fund.

28

INTERNATIONAL EQUITY FUNDS

INTERNATIONAL INTRINSIC VALUE FUND

	Class M Shares

				Period from
	Year Ended			October 2, 2003
	February 28,			(commencement
				of operations) through
	2007	2006	2005	February 29, 2004

Net asset value, beginning of period	$32.28	$28.98	$24.15	$20.92

Income (loss) from investment operations:
Net investment income (loss)†	0.68	0.61	0.44	0.01
Net realized and unrealized gain (loss)	5.62	4.41	5.04	3.73

Total from investment operations	6.30	5.02	5.48	3.74

Less distributions to shareholders:
From net investment income	(0.44)	(0.29)	(0.61)	(0.51)
From net realized gains	(3.21)	(1.43)	(0.04)	—

Total distributions	(3.65)	(1.72)	(0.65)	(0.51)

Net asset value, end of period	$34.93	$32.28	$28.98	$24.15

Total Return(a)	20.18%	17.92%	22.88%	18.06	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$17,371	$29,984	$18,347	$7,408
Net expenses to average daily net assets	0.99%	0.99%	0.99%	0.99	%*
Net investment income to average daily net assets	2.00%	2.07%	1.72%	0.12	%*
Portfolio turnover rate	36%	38%	46%	44	%††
Fees and expenses reimbursed by the Manager to average daily net assets	0.04%	0.06%	0.07%	0.09	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.
*	Annualized.
**	Not annualized.
FOREIGN FUND

	Class M Shares

	Year Ended February 28/29,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$16.75	$15.19	$13.25	$8.86	$9.93

Income (loss) from investment operations:
Net investment income (loss)(a)	0.30	0.24	0.30	0.14	0.05
Net realized and unrealized gain (loss)	3.12	2.46	2.21	4.45	(0.93)

Total from investment operations	3.42	2.70	2.51	4.59	(0.88)

Less distributions to shareholders:
From net investment income	(0.39)	(0.30)	(0.21)	(0.20)	(0.19)
From net realized gains	(1.15)	(0.84)	(0.36)	—	—

Total distributions	(1.54)	(1.14)	(0.57)	(0.20)	(0.19)

Net asset value, end of period	$18.63	$16.75	$15.19	$13.25	$8.86

Total Return(b)	21.04%	18.66%	19.18%	52.10%	(9.09)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,258	$5,673	$3,508	$12,878	$4,449
Net expenses to average daily net assets	1.05%	1.05%	1.05%	1.05%	1.06%
Net investment income to average daily net assets	1.69%	1.56%	2.24%	1.23%	0.55%
Portfolio turnover rate	23%	25%	23%	25%	22%
Fees and expenses reimbursed by the Manager to average daily net assets	0.05%	0.05%	0.06%	0.08%	0.10%

(a)	Calculated using average shares outstanding throughout the period.

(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

29

EMERGING COUNTRIES FUND^

	Class M Shares

								Period from
								July 9, 2002
								(commencement
	Year Ended February 28/29,							of operations)
								through
	2007	2006		2005		2004		February 28, 2003

Net asset value, beginning of period	$19.05	$15.87		$14.91		$8.51		$9.85

Income (loss) from investment operations:
Net investment income (loss)	0.30 †	0.27	†	0.26	†	0.11		0.01
Net realized and unrealized income (loss)	2.44	5.00		3.39		6.71		(1.35)

Total from investment operations	2.74	5.27		3.65		6.82		(1.34)

Less distributions to shareholders:
From net investment income	(0.27)	(0.28)		(0.27)		(0.20)		—
From net realized gains	(5.62)	(1.81)		(2.42)		(0.22)		—

Total distributions	(5.89)	(2.09)		(2.69)		(0.42)		—

Net asset value, end of period	$15.90	$19.05		$15.87		$14.91		$8.51

Total Return(b)	15.89%	35.99	% (a)	28.30	% (a)	80.98	% (a)	(13.60	)%(a)**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$29,423	$57,136		$69,109		$58,346		$579
Net expenses to average daily net assets	1.36%	1.39%		1.40%		1.45%		1.57	%*
Net investment income to average daily net assets	1.63%	1.65%		1.82%		1.27%		0.20	%*
Portfolio turnover rate	58%	35%		53%		57%		108	%***
Fees and expenses reimbursed by the Manager to average daily net assets	—	0.01%		0.05%		0.06%		0.41	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(b)	The total returns assume the effect of reinvested distributions.

†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.
***	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2003.
^	Effective April 1, 2002, the “GMO Evolving Countries Fund” was renamed the “GMO Emerging Countries Fund.”

30

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31

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32

FUND CODES
      The following chart identifies the ticker, news-media symbol, and CUSIP number for the Class M shares of each Fund.

Fund Name	Share
(and page # in Prospectus)	Class	Ticker	Symbol	Cusip

U.S. Equity Funds
U.S. Core Equity Fund (p. 2)	Class M	GMTMX	USCoreEq	362013 61 7
U.S. Value Fund (p. 4)	Class M	GMAMX	N/A	362013 55 9
U.S. Growth Fund (p. 6)	Class M	GMWMX	USGrowth	362013 54 2

International Equity Funds
International Intrinsic Value Fund (p. 8)	Class M	GMVMX	N/A	362008 47 6
Foreign Fund (p. 10)	Class M	GMFMX	N/A	362008 46 8
Emerging Countries Fund (p. 12)	Class M	GECMX	EmgCntrsM	362008 43 5

GMO TRUST
ADDITIONAL INFORMATION
       Each Fund’s annual and semiannual reports to shareholders contain additional information about the Fund’s investments. Each Fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Funds’ annual and semiannual reports, and the Funds’ SAI, are available free of charge at http://www.gmo.com or by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.
      You can review and copy the Prospectus, SAI, and reports at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
      Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.
SHAREHOLDER INQUIRIES
Shareholders may request additional
information from and direct inquiries to
the broker or agent through
whom shares were purchased.
Shareholders may also request additional
information from and direct inquiries to:
Shareholder Services at
Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf, Boston, MA 02110
1-617-346-7646 (call collect)
1-617-439-4192 (fax)
SHS@GMO.com
website: http://www.gmo.com
DISTRIBUTOR
Funds Distributor, Inc.
100 Summer Street, 15th Floor
Boston, Massachusetts 02110
                                                            Investment Company Act File No. 811-04347

GMO TRUST
STATEMENT OF ADDITIONAL INFORMATION
June 30, 2007
U.S. Equity Funds
•	U.S. Core Equity Fund
•	Tobacco-Free Core Fund
•	U.S. Quality Equity Fund
•	U.S. Value Fund
•	U.S. Intrinsic Value Fund
•	U.S. Growth Fund
•	U.S. Small/Mid Cap Value Fund
•	U.S. Small/Mid Cap Growth Fund
•	Real Estate Fund
•	Tax-Managed U.S. Equities Fund
•	Tax-Managed Small/Mid Cap Fund
International Equity Funds
•	International Core Equity Fund
•	International Intrinsic Value Fund
•	International Growth Equity Fund
•	Global Growth Fund
•	Developed World Stock Fund
•	Currency Hedged International Equity Fund
•	Foreign Fund
•	Foreign Small Companies Fund
•	International Small Companies Fund
•	Emerging Markets Fund
•	Emerging Countries Fund
•	Emerging Markets Opportunities Fund
•	Tax-Managed International Equities Fund
Fixed Income Funds
•	Domestic Bond Fund
•	Core Plus Bond Fund
•	International Bond Fund
•	Strategic Fixed Income Fund
•	Currency Hedged International Bond Fund
•	Global Bond Fund
•	Emerging Country Debt Fund
•	Short-Duration Investment Fund
•	Short-Duration Collateral Share Fund
•	Inflation Indexed Plus Bond Fund
Asset Allocation Funds
•	U.S. Equity Allocation Fund
•	International Equity Allocation Fund
•	International Opportunities Equity Allocation Fund
•	Global (U.S.+) Equity Allocation Fund
•	World Opportunities Equity Allocation Fund
•	Global Balanced Asset Allocation Fund
•	Strategic Opportunities Allocation Fund
•	Benchmark-Free Allocation Fund
•	Alpha Only Fund
This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated June 30, 2007, as amended from time to time thereafter (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders of each Fund offered through the Prospectus may be obtained free of charge from GMO Trust (the “Trust”), 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at (617) 346-7646.

i

INVESTMENT OBJECTIVES AND POLICIES
The investment objective and principal strategies of, and risks of investing in, each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.
FUND INVESTMENTS
The charts on the following pages indicate the types of investments that each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.
Investors should note that, when used in this Statement of Additional Information, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For instance, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following charts indicate the types of investments that a Fund is directly or indirectly permitted to make.

								U.S.		Tax-
			U.S.		U.S.		U.S.	Small/Mid		Managed
			Quality	U.S.	Intrinsic	U.S.	Small/Mid	Cap	Real	U.S.	Tax-Managed
	U.S. Core	Tobacco-Free	Equity	Value	Value	Growth	Cap Value	Growth	Estate	Equities	Small/Mid
U.S. Equity Funds	Equity Fund	Core Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Cap Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]
Securities Lending	X	X	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X	X	X
Options and Futures	X	X	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities
Structured Notes
Firm Commitments and When-Issued Securities
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll Agreements
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund 4 )
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds

			International			Currency		Foreign	International			Emerging	Tax-Managed
	International	International	Growth	Global	Developed	Hedged		Small	Small	Emerging	Emerging	Markets	International
	Core Equity	Intrinsic	Equity	Growth	World	International	Foreign	Companies	Companies	Markets	Countries	Opportunities	Equities
International Equity Funds	Fund	Value Fund	Fund	Fund	Stock Fund	Equity Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
U.S. Equity Securities [1]	X	X	X	X	X	X			X	X	X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X	X	X	X	X
Options and Futures	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X			X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X			X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X			X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X			X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X			X	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities										X	X	X
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities										X	X	X
Structured Notes										X	X	X
Firm Commitments and When-Issued Securities							X	X		X	X	X
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll Agreements
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund 4 )
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds						X				X	X	X

									Short-	Inflation
		Core		Strategic	Currency		Emerging	Short-	Duration	Indexed
	Domestic	Plus		Fixed	Hedged	Global	Country	Duration	Collateral	Plus
	Bond	Bond	International	Income	International	Bond	Debt	Investment	Share	Bond
Fixed Income Funds	Fund	Fund	Bond Fund	Fund	Bond Fund	Fund	Fund	Fund	Fund	Fund
U.S. Equity Securities [1]	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries [2]		X	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X			X
Convertible Securities	X	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X			X
Warrants and Rights	X	X	X	X	X	X	X	X	X	X
Options and Futures	X	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments
Asset-Backed and Related Securities	X	X	X	X	X	X	X	X	X	X
Adjustable Rate Securities	X	X	X	X	X	X	X	X	X	X
Below Investment Grade Securities	X	X	X	X	X	X	X	X	X	X
Brady Bonds		X	X	X	X	X	X			X
Euro Bonds		X	X	X	X	X	X			X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X
Indexed Securities	X	X	X	X	X	X	X	X	X	X
Structured Notes	X	X	X	X	X	X	X	X	X	X
Firm Commitments and When-Issued Securities	X	X	X	X	X	X	X	X	X	X
Loans, Loan Participations, and Assignments	X	X	X	X	X	X	X			X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X	X	X	X
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund 4 )
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X	X	X

			International	Global	World	Global
	U.S.	International	Opportunities	(U.S.+)	Opportunities	Balanced	Strategic	Benchmark-
	Equity	Equity	Equity	Equity	Equity	Asset	Opportunities	Free	Alpha
	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Allocation	Only
Asset Allocation Funds	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]		X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X
Depository Receipts	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X
Options and Futures	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions		X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities	X	X	X	X	X	X	X	X	X
Adjustable Rate Securities	X	X	X	X	X	X	X	X	X
Below Investment Grade Securities	X	X	X	X	X	X	X	X	X
Brady Bonds		X	X	X	X	X	X	X	X
Euro Bonds		X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X
Indexed Securities	X	X	X	X	X	X	X	X	X
Structured Notes		X	X	X	X	X	X	X	X
Firm Commitments and When-Issued Securities	X	X	X	X	X	X	X	X	X
Loans, Loan Participations, and Assignments	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X	X	X
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund 4)		X	X	X	X	X	X	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X	X

Footnotes to Fund Investments Charts
[1]	For more information, see, among other sections, “Description of Principal Risks—Market Risk—Equity Securities” in the Prospectus.

[2]	For more information, see, among other sections, “Description of Principal Risks—Foreign Investment Risk” in the Prospectus and “Descriptions and Risks of Fund Investments— Risks of Foreign Investments” herein.

[3]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—U.S. Government Securities and Foreign Government Securities” herein.

[4]	A series of the Trust offered through a separate private placement memorandum.
(Note: Some of the footnotes to the above charts refer investors to various risks described in the “Description of Principal Risks” section of the Prospectus for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of that Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Fund Summaries” and “Description of Principal Risks” sections of the Prospectus for a list of each Fund’s principal risks.)
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS
The following is a description of investment practices in which the Funds may engage and the risks associated with their use. The Asset Allocation Funds (as well as other Funds that invest in other Funds of the Trust, as noted in the Prospectus or in “Fund Investments” in this Statement of Additional Information) are indirectly exposed to the investment practices of the Funds in which they invest (the “underlying Funds”), and are therefore subject to all risks associated with the practices of the underlying Funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH A FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN THE UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY A FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND (E.G., THROUGH ITS INVESTMENTS IN THE UNDERLYING FUNDS OR THROUGH ITS INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS).
Not all Funds may engage in all practices described below. Please refer to “Fund Summaries” in the Prospectus and “Fund Investments” in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage.
Portfolio Turnover
Based on Grantham, Mayo, Van Otterloo & Co. LLC’s (“GMO” or the “Manager”) assessment of market conditions, the Manager may trade each Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may involve realization of capital gains that are taxable when distributed to shareholders of the Fund. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates. The after-tax impact of portfolio turnover is not considered when making investment decisions for a Fund, except for Tax-Managed U.S. Equities Fund, Tax-Managed Small/Mid Cap Fund and Tax-Managed International Equities Fund (collectively, the “Tax-Managed Funds”). See

“Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information for more information.
The historical portfolio turnover rate for each Fund is shown under the heading “Financial Highlights” in the Prospectus.
Diversified and Non-Diversified Portfolios
As set forth in “Investment Restrictions” below, Funds that are “diversified” funds are required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). At least 75% of the value of a diversified Fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer.
As stated in the Prospectus, Funds that are “non-diversified” funds under the 1940 Act are not required to satisfy the requirements for diversified funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.
All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986.
Risks of Foreign Investments
General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Funds that invest in foreign securities also may be affected by different settlement practices or delayed settlements in some markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.
Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds’ foreign portfolio securities (e.g., through the Funds’ brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Funds’ custodial network, and, to the extent deemed appropriate by the Funds under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times.
Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.
Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on their economies and securities markets.
Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.
Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.
Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.

Special Risks of Investing in Russian Securities. The following GMO Funds may invest directly in the securities of Russian issuers: Emerging Countries Fund, Emerging Markets Opportunities Fund, Emerging Country Debt Fund, Emerging Markets Fund, Foreign Fund, Foreign Small Companies Fund, International Small Companies Fund, and Tax-Managed International Equities Fund. Certain other Funds may have indirect exposure to Russian securities through their investment in one or more of the Funds with direct investments in Russia, including Core Plus Bond Fund, International Bond Fund, Strategic Fixed Income Fund, Global Bond Fund, Currency Hedged International Bond Fund, Inflation Indexed Plus Bond Fund, Currency Hedged International Equity Fund, and the Asset Allocation Funds (except U.S. Equity Allocation Fund). Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. A Fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, in recent years, so-called “financial-industrial groups” have emerged that seek to deter outside investors from interfering in the management of the companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a particular purchaser is deemed unsuitable, exposing the Fund to potential loss on the investment.
Securities Lending
A Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (one-quarter in the case of International Intrinsic Value Fund and Currency Hedged International Equity Fund). For these purposes, total assets include the proceeds of such loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund also pays various fees in connection with securities loans, including shipping fees and custodian fees.
A Fund’s securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to qualified dividend income. See “Taxes” below for further discussion of qualified dividend income.
Depository Receipts
Many of the Funds invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, “Depository Receipts”). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.

Convertible Securities
A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.
Preferred Stocks
Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.
Warrants and Rights
A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Non-Standard Warrants. From time to time, Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Opportunities Fund may use non-standard warrants, often referred to as low exercise price warrants or low exercise price options (“LEPOs”), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks—Derivatives Risk” and “—Credit and Counterparty Risk” in the Prospectus and “Uses of Derivatives” below. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it.
Options and Futures
Many of the Funds use options and futures for various purposes, including for hedging and investment purposes. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using options and futures.) The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.
A Fund’s ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code.
Options on Securities and Indices. Many of the Funds may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchanged-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.
Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.
Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.
In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.
Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.
A Fund may write a call option on a security or other instrument held by the Fund. In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.
A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.
OTC Options. A Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is

American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.
In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when a Fund desires to do so.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.
No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.
Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.
The Funds’ ability to use options as part of their investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.
An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.
The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Manager, and other clients of the Manager constitute such a group. These limits restrict a Fund’s ability to purchase or sell options on a particular security.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” for a discussion of counterparty risk and other risks associated with investing in OTC options below.
Each Fund’s ability to engage in options transactions may be limited by tax considerations.
Currency Options. Certain Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. Funds that are permitted to invest in securities denominated in foreign currencies may purchase or sell options on currencies. (See “Foreign Currency Transactions” below for more information on those Funds’ use of currency options.)
Futures. To the extent consistent with applicable law, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and (to the extent a

Fund is permitted to invest in commodities and commodity-related derivatives (as defined in “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below)) commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.”
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.
The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For futures contracts which are cash settled, a Fund may designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such contract. Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.
Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.
In the United States, futures contracts are traded only on commodity exchanges or boards of trade - known as “contract markets” - approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)
Index Futures. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC. A Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.
Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.
Consumer Price Index Futures. Inflation Indexed Plus Bond Fund may engage in transactions involving CPI (Consumer Price Index) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. CPI futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Fund also may combine CPI futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury. See “Indexed Securities—Inflation Indexed Bonds” below for a discussion of inflation indexed bonds.
Currency Futures. Funds that are permitted to invest in securities denominated in foreign currencies may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of those Funds’ use of currency futures.)
Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.
Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of some Funds’ use of options on currency futures.)
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.
Commodity Futures and Options on Commodity Futures. The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund), through their investments in GMO Alternative Asset Opportunity Fund (another series of the Trust offered through a separate private placement memorandum), may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures. While commodity futures on individual commodities are physically settled, the Manager intends to close out those futures contracts before the settlement date without the making or taking of delivery.
Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.
In the case of Index Futures and commodity futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.
A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.
The Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short positions in Index Futures or commodity futures on commodities indices may be closed out only by purchasing a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.
The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements in exchange rates, interest rates, and securities or commodity prices within a given time frame. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by a Fund, the Fund would realize a loss on the futures contract that is not offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return would be less than if it had not used the futures.
As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.
Each Fund’s ability to engage in futures and options on futures transactions also may be limited by tax considerations.
Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.
Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.
Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

See also “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives.
Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).
Swap Contracts and Other Two-Party Contracts
Many of the Funds use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.)
Swap Contracts. As described in “Uses of Derivatives” below, the Funds may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, interest rate swaps, currency swaps, credit default swaps, commodity swaps, inflation swaps, and other types of available swap agreements, depending on a Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if the Manager determines it is consistent with the Fund’s investment objective and policies.
For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.
In addition, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. A Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, a Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.
A Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Securities — Inflation Indexed Bonds” below.
In addition, a Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default

(or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.
A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations.
While no Fund directly uses commodity swaps, the Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund), through their investments in GMO Alternative Asset Opportunity Fund (another series of the Trust offered through a separate private placement memorandum), may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-AIG Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below for more discussion of that Fund’s use of commodity swap contracts and other related types of derivatives.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, GMO Alternative Asset Opportunity Fund may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.
Interest Rate Caps, Floors, and Collars. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures — Risk Factors in Options Transactions” and “- Risk Factors in Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.
Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.
Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The most significant factor in the performance of swaps, contracts for differences, caps, floors, and collars is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the Manager is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap or other two-party contract calls for payments by a Fund, the Fund must be prepared to make such payments when due.
In addition, a Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, a Fund will enter into these transactions only with counterparties that, at the time they enter into a transaction, have long-term debt ratings of A or higher by Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) (or, if unrated, have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.
Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments. Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.
Foreign Currency Transactions
Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.
Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active long or short currency positions relative to both the securities portfolio of a Fund and the Fund’s performance benchmark. Those Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.
Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.
A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts).
A Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options).
Repurchase Agreements
A Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund does run the risk of a seller’s defaulting on its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.
Debt and Other Fixed Income Securities Generally
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Securities” below.
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.
Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted with certainty. The future income of a Fund that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).
Cash and Other High Quality Investments
Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.
U.S. Government Securities and Foreign Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.
Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.
As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.
In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
Real Estate Investment Trusts and other Real Estate-Related Investments
Certain Funds may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, environmental liability risks, changes in real estate values, changes in property taxes and operating expenses, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate also may be affected by changes in interest rates and social and economic trends.
REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of poor performance by the REIT’s manager, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs, the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to a Fund’s investment in U.S. REITs.
Asset-Backed and Related Securities
An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, credit- card receivables, and home equity loans), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below.

Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, the location of the property underlying the mortgage, the age of the mortgage loan, and social and demographic conditions. During periods of falling interest rates, the rate of mortgage loan prepayments usually increases, which tends to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage loan prepayments usually decreases, which tends to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.
Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. In addition, mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below.
Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.
Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above.
Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determinations as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities’ credit support.
The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.
Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, a Fund may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Debt Obligations” below). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.
In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.

Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.
CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.
In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.
CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.
The Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.
CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.
IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.

Collateralized Debt Obligations (“CDOs”). A Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade, or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protects the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.
The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a Fund invests. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, a Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk). Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that a Fund may invest in a subordinate tranche of a CDO. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
Adjustable Rate Securities
Adjustable rate securities are securities with interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.
Below Investment Grade Securities
Some Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB- by S&P or below Baa3 by Moody’s, or determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, some Funds may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Funds. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on the Manager’s own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.
Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix B—Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.
Brady Bonds
Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.
Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative.
Euro Bonds
Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.
Zero Coupon Securities
A Fund investing in “zero coupon” fixed income securities accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips.
Indexed Securities
Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.
The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.
A Fund’s investments in certain indexed securities, including inflation indexed bonds, may generate taxable income in excess of the interest they pay to the Fund. See “Distributions and

Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information.
Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.
Inverse Floating Obligations. Indexed securities in which a Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.
Inflation Indexed Bonds. Some Funds, in particular Inflation Indexed Plus Bond Fund, invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.
Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.
Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).
The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.
Coupon payments received by a Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.
Structured Notes
Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.
Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile,

less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
Firm Commitments and When-Issued Securities
Some Funds may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to maintain on its custodian’s books and records cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s when-issued or delayed-delivery commitments. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).
Loans, Loan Participations, and Assignments
Some Funds may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Investments in direct debt instruments are subject to a Fund’s policies regarding the quality of debt investments generally.
Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily on the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by a nationally recognized rating agency. In the event of non-payment of interest or principal, loans that are secured offer a Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due.
When investing in a loan participation, a Fund typically purchases a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the

Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.
Investments in loans through direct assignment of a lender’s interests may involve additional risks to a Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.
Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund is required to maintain liquid assets to cover the Fund’s potential obligations under standby financing commitments.
Reverse Repurchase Agreements and Dollar Roll Agreements
Some Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.
Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.
A Fund that enters into reverse repurchase agreements and dollar roll agreements maintains cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund’s fundamental investment restriction on borrowings.
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)
The Asset Allocation Funds (except for U.S. Equity Allocation Fund and Alpha Only Fund) may gain exposure to commodity markets by investing in GMO Alternative Asset Opportunity Fund, a series of the Trust, which is offered through a separate private placement memorandum. GMO Alternative Asset Opportunity Fund seeks indirect exposure to investment returns of commodities, including a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). GMO Alternative Asset Opportunity Fund obtains such exposure by investing in shares of a wholly owned subsidiary company, which, in turn, primarily invests in commodity-related derivatives (as defined below). GMO serves as the investment manager to the subsidiary but does not receive any additional management or other fees for such services.
Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments. In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.
Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.
GMO Alternative Asset Opportunity Fund achieves indirect exposure to commodities through its wholly owned subsidiary, which, in turn, invests in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.
A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.
The Manager also may deem certain securities to be illiquid as a result of the Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Manager’s ability to trade such securities for the account of any of its clients, including the Funds. In some instances, these trading restrictions could continue in effect for a substantial period of time.
As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Funds will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.
Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act of 1933, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the Securities Act of 1933. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.
At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.
IPOs and Other Limited Opportunities. Certain Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Investments in Other Investment Companies or Other Pooled Investments
Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including money market funds and exchange-traded funds (“ETFs”)). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. Many of the Funds also may invest in private investment funds, vehicles, or structures.
ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

U.S. Equity Allocation Fund, Alpha Only Fund, and some non-asset allocation Funds may invest without limitation in other Funds of the Trust (the “underlying Funds”). These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds do not bear directly any of the operating fees and expenses of the underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses.
Short Sales
A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities identical to those sold short. If a Fund makes a short sale against the box, the Fund will not immediately deliver the securities sold and will not immediately receive the proceeds from the sale. However, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
In addition, certain Funds, in particular Alpha Only Fund, may make short sales that are not against the box, which are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales that are not against the box.
A Fund will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. Whenever a Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. Short sales that are not against the box involve a form of investment leverage, and the amount of a Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, a

Fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. In addition, a Fund may have difficulty purchasing securities to meet its delivery obligations in the case of less liquid securities sold short by the Fund such as certain emerging country securities or securities of companies with smaller market capitalizations.
Tax-Sensitive Strategies
When making investment decisions for the Tax-Managed Funds, the Manager considers the after-tax impact of portfolio transactions. As described in the Prospectus, in doing so, the Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. The tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of embedded gains and losses in a Fund’s portfolio. No assurance can be given that the Manager will be successful in employing any or all of these strategies.
In addition, for redemptions initiated by the shareholder, in lieu of redeeming its shares in cash, a Fund may pay the redemption price in whole or in part with appreciated securities, so as to avoid having to distribute the capital appreciation in those securities to its remaining shareholders. The effect on the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Redeeming shareholders receiving securities will pay tax on any capital gains realized on the Fund shares redeemed and may incur additional gains or losses during the period between the date of redemption and the date they sell the securities. They also may incur brokerage charges on the sale of those securities.
Tobacco-Free Strategies
As described in the Prospectus, the Tobacco-Free Core Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. Due to this investment policy, the Fund is subject to the additional investment risk that tobacco-producing issuers will outperform non-tobacco-producing issuers and, consequently, that the Fund will underperform relative to the U.S. Core Equity Fund.

USES OF DERIVATIVES
Introduction and Overview
This overview outlines various ways in which the U.S. Equity, International Equity, and Fixed Income Funds, and Alpha Only Fund may use different types of exchange-traded and OTC derivatives in implementing their investment programs. It is intended to supplement the information included in the Prospectus and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections of this Statement of Additional Information. This overview, however, is not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Prospectus.
In addition, a Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.
Note: Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to a particular Fund only refer to the Fund’s direct use of such derivatives. As indicated in the Prospectus and in the “Fund Investments” section of this Statement of Additional Information, certain Funds may invest in other Funds of the Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this Statement of Additional Information or the Prospectus.
Function of Derivatives in Funds. The types of derivatives used and derivatives strategies employed by a Fund and the extent a Fund uses derivatives varies from Fund to Fund depending on the Fund’s specific investment objective and strategies. In addition, specific market conditions may influence the Manager’s choice of derivatives and derivatives strategies for a particular Fund.
Counterparty Creditworthiness. As discussed above, the Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, a Fund will enter into these transactions only with counterparties that, at the time they enter into a transaction, have long-term debt ratings of A or higher by S&P or Moody’s (or, if unrated, have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. See “Appendix B—Commercial Paper and Corporate Debt Ratings” for an explanation of short-term debt ratings.

Use of Derivatives (other than Foreign Currency Derivative Transactions)
by the U.S. Equity Funds and International Equity Funds
Note: Currency Hedged International Equity Fund may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through its investment in other International Equity Funds.
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by the U.S. Equity Funds and International Equity Funds
Options, futures contracts, and related options on securities indices (excluding Foreign Fund and Foreign Small Companies Fund)
Long swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of equity securities (excluding Foreign Fund and Foreign Small Companies Fund)
Short swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of equity securities (excluding Foreign Fund and Foreign Small Companies Fund)
Contracts for differences, i.e., swaps on an index, a single equity security, or a basket of equity securities that contain both long and short equity components (excluding Foreign Fund and Foreign Small Companies Fund)
Structured or indexed notes (only Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Opportunities Fund)
Warrants and rights (including LEPOs, for Emerging Markets Fund, Emerging Countries Fund, and Emerging Markets Opportunities Fund)
Uses of Derivatives (other than Foreign Currency Derivative Transactions) by the U.S. Equity Funds and International Equity Funds
Hedging
Traditional Hedging: A Fund may use short equity futures, related options, and short swap contracts to hedge against an equity risk already generally present in the Fund.
Anticipatory Hedging: In anticipation of significant purchases of a security or securities, a Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short swap contracts to allow it to dispose of securities in a more orderly fashion.
The Funds are not subject to any limit on the absolute face value of derivatives used for hedging purposes.

Investment
A Fund may use derivatives (particularly long futures contracts, related options and long swap contracts) instead of investing directly in equity securities, including using equity derivatives to “equitize” cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other types of derivatives). A Fund also may use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund’s underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors, and equities, as well as countries in the case of the International Equity Funds. In addition, if a foreign equity derivative provides a return in a local currency, an International Equity Fund may purchase a foreign currency forward in conjunction with foreign equity derivatives to achieve the effect of investing directly.
Risk Management — Synthetic Sales and Purchases
A Fund may use equity futures, related options, and swap contracts to achieve what the Manager believes to be the optimal exposure to individual sectors, indices, and/or stocks, as well as countries in the case of the International Equity Funds. From time to time, derivatives may be used prior to actual sales and purchases.
For example, if a Fund holds a large proportion of stocks of companies in a particular industry or stocks in a particular market and the Manager believes that stocks of companies in another industry or stocks of another market, as applicable, will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. In addition, if a derivative position is non-U.S. dollar denominated, a foreign currency forward may be used by an International Equity Fund in conjunction with a long derivative position to achieve the effect of investing directly. Equity derivatives (as well as any corresponding currency forwards in the case of the International Equity Funds) used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.
With respect to the International Equity Funds, the net long exposure of a Fund to equity securities or markets (including direct investment in securities and long and short derivative positions in securities and/or “baskets” or indices of securities) typically will not exceed 100% of its net assets. However, occasionally a large redemption or payment of fees may result in a temporary net long exposure of over 100% of a Fund’s net assets.
Other Uses
The Funds may employ additional derivatives strategies to help implement their investment strategies and, in the case of the International Equity Funds, these may include foreign currency derivative transactions (as described below).

Use of Derivatives (other than Foreign Currency Derivative Transactions)
by the Fixed Income Funds
Note: The Fixed Income Funds may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through their investment in other Funds of the Trust (some of which are not offered through the Prospectus). In particular, note that Short-Duration Collateral Share Fund may use derivatives only indirectly through its investments in GMO Short-Duration Collateral Fund (“SDCF”). SDCF, which is offered through a separate private placement memorandum, may use the derivatives and employ the derivatives strategies described below with respect to the Fixed Income Funds.
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by the Fixed Income Funds
Futures contracts and related options on bonds as well as baskets or indices of securities
Options on bonds and other securities
Swap contracts, including interest rate swaps, swaps on an index, a single fixed income security, or a basket of fixed income securities, credit default swaps, inflation swaps (Inflation Indexed Plus Bond Fund only), and contracts for differences
Swaptions
Structured notes
Uses of Derivatives (other than Foreign Currency Derivative Transactions) by the Fixed Income Funds
Hedging
Traditional Hedging: A Fund may use bond futures, related options, bond options, swap contracts, and swaptions to hedge against a market or credit risk already generally present in the Fund. For instance, a Fund (in particular Core Plus Bond Fund and Emerging Country Debt Fund) may use credit default swaps to take an active long or short position with respect to the likelihood of default by corporate (including asset-backed security) or sovereign issuers.
Anticipatory Hedging: In anticipation of significant purchases of a security or securities, a Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.
Investment
A Fund may use derivatives (including futures contracts, related options, swap contracts, and swaptions) instead of investing directly in securities. In particular, a Fund may use swaps on an index, a single fixed income security, or a basket of fixed income securities to gain investment exposure to fixed income securities in situations where direct ownership is not permitted or is economically unattractive. In addition, if a foreign derivative position is non-U.S. dollar denominated, a foreign currency forward may be used in conjunction with a long derivative position to achieve the effect of investing directly.
A Fund also may use credit default swaps for investment purposes, in which case the Fund will receive the premium from its counterparty but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon issuer default to the counterparty.
International Bond Fund, Strategic Fixed Income Fund, Inflation Indexed Plus Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund each may take active overweighted and underweighted positions in particular interest rate markets and currencies relative to its benchmark. They may achieve these positions using long and short derivative positions and combinations of those positions to create synthetic instruments.
Risk Management
A Fund may use options, futures, and related options as well as swap contracts to achieve what the Manager believes to be the optimal exposure to particular interest rate markets or individual countries or issuers. From time to time, derivatives may be used prior to actual sales and purchases.
A Fund is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, a Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets. The Manager seeks to manage the exposure of each Fund relative to the Fund’s benchmark.
Other Uses
The Fixed Income Funds may employ additional derivatives strategies to help implement their investment strategies. For instance, the Manager may decide to alter the interest rate exposure of debt instruments by employing interest rate swaps. This strategy enables a Fund to maintain its investment in the credit of an issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and their counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.
In addition, the Fixed Income Funds may employ the foreign currency derivative transactions described below.
Use of Derivatives (other than Foreign Currency Derivative Transactions)
by Alpha Only Fund
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by Alpha Only Fund

Options, futures contracts, and related options on bonds or other securities or baskets or indices of securities
Swap contracts, including swaps on swaps on an index, a single equity or fixed income security, or a basket of equity or fixed income securities, and interest rate swaps
Contracts for differences, i.e., swaps on an index, a single security, or a basket of securities that contain both long and short components
Structured or indexed notes
Warrants and rights
Non-Foreign Currency Hedging Strategies
The Fund’s assets consist of a combination of U.S., foreign, and emerging country equity securities and emerging country debt securities, which are owned either directly or indirectly through investment in the U.S. and International Equity Funds and Emerging Country Debt Fund.
The Manager seeks to hedge some or all of the expected return of a broad range of global asset classes to which the Fund may be exposed (e.g., foreign equity, U.S. equity, emerging country equity, and emerging country debt) by taking short positions in futures and swaps. For instance, the international and U.S. equity portion of the Fund’s portfolio may be hedged by taking a short position on the MSCI World Index, a global developed country equity index.
Risk Management
The net long exposure of the Fund to equity securities or markets (including direct investment in securities and long and short derivative positions in securities and/or “baskets” or indices of securities) typically will not exceed 100% of its net assets. However, occasionally a large redemption or payment of fees may result in a temporary net long exposure of over 100% of the Fund’s net assets.
The Fund may also employ the foreign currency derivative transactions described below.
Use of Foreign Currency Derivative Transactions by the International Equity Funds,
Fixed Income Funds, and Alpha Only Fund
Note: As noted above, Currency Hedged International Equity Fund and the Fixed Income Funds may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through their investment in other Funds of the Trust (some of which are not offered through the Prospectus).
Foreign Currency Derivative Transactions That May Be Employed by the International Equity Funds, the Fixed Income Funds and Alpha Only Fund
Buying and selling spot currencies
Forward foreign currency contracts
Currency futures contracts and related options

Options on currencies
Currency swap contracts (excluding Foreign Fund and Foreign Small Companies Fund)
Uses of Foreign Currency Derivative Transactions by the International Equity Funds, the Fixed Income Funds, and Alpha Only Fund
Hedging
Traditional Hedging: A Fund may use derivatives – generally short forward or futures contracts – to hedge back into the U.S. dollar the foreign currency risk inherent in its portfolio. A Fund is not required to hedge any of its currency risk.
Certain Funds maintain particular guidelines (which may be changed without shareholder approval) with respect to hedging their foreign currency exposure as follows:
(i) Currency Hedged International Equity Fund generally attempts to hedge back into the U.S. dollar at least 70% of the foreign currency exposure in the underlying Funds’ investments. It, however, typically will not hedge more than 100% of its total underlying foreign currency exposure, but may have a net short position in individual foreign currencies; and
(ii) Currency Hedged International Bond Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar.
In addition, at least 75% of the assets of Emerging Country Debt Fund generally are denominated in, or hedged into, U.S. dollars.
Anticipatory Hedging (International Equity Funds and Fixed Income Funds only): When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may “lock in” the U.S. dollar price of the security by buying the foreign currency or using currency forwards or futures.
Cross Hedging: A Fund may hedge exposure to a foreign currency by using derivatives that hedge that risk to a third currency, not necessarily the U.S. dollar. For example, if a Fund holds Japanese stocks or bonds, but the Manager believes the Yen is likely to decline against the Euro (but not necessarily the U.S. dollar), the Manager may implement a cross hedge to take a short position in the Yen and take a long position in the Euro. This may be implemented with a traditional hedge of the Yen to U.S. dollars in addition to a purchase of Euros using those U.S. dollars.
Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.
Investment
A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.

Risk Management
Subject to certain limitations, including those described below with respect to the International Equity Funds and Alpha Only Fund, a Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is different (in some cases, significantly different) than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund’s investment in securities denominated in that currency.
With respect to the International Equity Funds and Alpha Only Fund, a Fund’s net aggregate foreign currency exposure typically will not exceed 100% of its net assets. However, a Fund’s foreign currency exposure may differ (in some cases significantly) from the currency exposure represented by its equity investments.
INVESTMENT RESTRICTIONS
Fundamental Restrictions:
The following are Fundamental Investment Restrictions of the Funds, which may not be changed without shareholder approval:
(1) Each Fund may not borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.
Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund’s custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.
(2) With respect to each Fund (except for the U.S. Quality Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, International Opportunities Equity Allocation Fund, and Inflation Indexed Plus Bond Fund), the Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)
(3) With respect to each Fund (except for the U.S. Quality Equity Fund, International Core Equity Fund, International Growth Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, International Opportunities Equity Allocation Fund, Inflation Indexed Plus Bond Fund, and Alpha Only Fund), the Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
(4) Each Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
(5) Each Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.
(6) Each Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund’s total assets in the case of each Fund (except International Intrinsic Value Fund and Currency Hedged International Equity Fund), and with respect to not more than 25% of total assets in the case of each of the International Intrinsic Value and Currency Hedged International Equity Funds.
(7) Each Fund may not concentrate more than 25% of the value of its total assets in any one industry, except that the Real Estate Fund will invest more than 25% of its assets in real estate-related securities.
(8)(a) With respect to each Fund (except Developed World Stock Fund, Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global (U.S.+) Equity Allocation Fund, International Equity Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, U.S. Equity Allocation Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, International Opportunities Equity Allocation Fund, and Inflation Indexed Plus Bond Fund), the Fund may not purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Duration Investment Fund) may purchase and sell financial futures contracts and options thereon.
(b) With respect to each of Developed World Stock Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, and Inflation Indexed Plus Bond Fund, the Fund may not purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).
(c) With respect to each of Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global (U.S.+) Equity Allocation Fund, International Equity Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, U.S. Equity Allocation Fund, and International Opportunities Equity Allocation Fund, the Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts, and option contracts).
(9) Each Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund’s custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
(10) With respect to the Tobacco-Free Core Fund only, the Fund may not invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund’s total assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.
(11) With respect to each of the U.S. Core Equity Fund, Tobacco-Free Core Fund, U.S. Small/Mid Cap Value Fund, International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Foreign Small Companies Fund, International Small Companies Fund, International Equity Allocation Fund, Global Balanced Asset Allocation Fund, Global (U.S. +) Equity Allocation Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Equity Allocation Fund, World Opportunities Equity Allocation Fund, and International Opportunities Equity Allocation Fund, the Fund may not cause less than 75% of the value of the Fund’s total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Note Regarding Short-Duration Collateral Share Fund: As described in the Prospectus, Short-Duration Collateral Share Fund (“SDCSF”) invests substantially all of its assets in GMO Short-Duration Collateral Fund (“SDCF”), a separate series of the Trust offered through a separate private placement memorandum, in a “master-feeder” arrangement. SDCF maintains the same Fundamental Investment Restrictions as those set forth above with respect to SDCSF (except for Fundamental Investment Restriction (8)(b) above). In addition, SDCF maintains Fundamental Investment Restrictions (2), (3), and (8)(a) set forth above with respect to certain other Funds, which may not be changed without the approval of shareholders of SDCF.
Non-Fundamental Restrictions:
The following are Non-Fundamental Investment Restrictions of the Funds, which may be changed by the Trustees without shareholder approval:
(1) Each Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.
(2) Each Fund may not make investments for the purpose of gaining control of a company’s management.
(3) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.
Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.
For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.
(4) With respect to each Fund (except for the U.S. Quality Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, International Opportunities Equity Allocation Fund, and Inflation Indexed Plus Bond Fund), the Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)
(5) With respect to each Fund which has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”), the Fund may not change its Name Policy as set forth under the Fund’s “Principal investment strategies” in the Prospectus without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.
For purposes of each Name Policy, each Fund considers the term “invest” to include both direct investing and indirect investing and the term “investments” to include both direct investments and indirect investments (for instance, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.
(6) With respect to the Short-Duration Investment Fund only, the Fund may not invest more than 25% of the value of its total assets in obligations issued by banks.
(7) With respect to the Emerging Markets Fund only, for so long as any investor in the Fund is an Undertaking for Collective Investment in Transferable Securities subject to the European Communities (Undertaking for Collective Investment in Transferable Securities) Regulations 2003, as amended (the “UCITS Regulations”), the Fund may not hold investments in collective investment undertakings (as such term is used in the UCITS Regulations) in excess of 10% of the Fund’s net assets.
SDCF maintains the same Non-Fundamental Investment Restrictions as those set forth above with respect to SDCSF. In addition, SDCF maintains Non-Fundamental Investment Restriction (4) set forth above with respect to certain other Funds, which may be changed by the Trustees without the approval of shareholders of SDCF.
Except as indicated above in Fundamental Restriction (1) and Non-Fundamental Restriction (7), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
The phrase “shareholder approval,” as used in the Prospectus and in this Statement of Additional Information, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to a Fund (including SDCF), mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of each Fund (including SDCF) may be changed by the Trust’s Trustees without the approval of shareholders of that Fund. Policies and restrictions of a Fund that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of that Fund.
In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:
1)	Tax-Managed U.S. Equities Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (1) investments tied economically to the U.S. and (2) equity investments.

2)	Foreign Small Companies Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to countries outside the United States and (ii) investments in “small companies.”

3)	Domestic Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) investments tied economically to the United States.

4)	Emerging Country Debt Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.
When used in connection with a Fund’s Name Policy, the Manager uses the terms “invest,” “investments,” “assets,” and “tied economically” as defined in the Prospectus.
With respect to each International Equity Fund that has the term “international,” “global,” or “world” included in the Fund’s name, the Fund typically will invest in investments that are tied economically to a number of countries throughout the world.
With respect to each Fixed Income Fund that has the term “international” or “global” included in the Fund’s name, the Fund typically will have exposure to a number of countries throughout the world, including exposure to the interest rate and currency markets of those countries through the use of futures contracts, swap contracts, currency forwards, and other types of derivatives.
With respect to each Asset Allocation Fund that has the term “international,” “global,” or “world” included in the Fund’s name, the Fund typically will invest, through its investments in the underlying Funds, in investments that are tied economically to a number of countries throughout the world.

DETERMINATION OF NET ASSET VALUE
The net asset value (“NAV”) per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information.
DISTRIBUTIONS
The Prospectus describes the distribution policies of each Fund under the heading “Distributions and Taxes.” Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income, if any, and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. Each Fund also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large shareholder redemptions from the Fund.
TAXES
Tax Status and Taxation of Each Fund
Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:
(a)	derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies (“underlying funds”), and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of the Fund’s investment in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.
If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).
If a Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis). Where a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital (see discussion below).
Capital losses in excess of capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All

Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in a Fund will generally not affect the Fund’s ability to use Net Capital Losses in succeeding taxable years, the Fund’s ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund.
Taxation of Fund Distributions and Transactions in Fund Shares
A Fund’s shareholders may include other Funds of the Trust. The following summary does not discuss the tax consequences to the shareholders of those other Funds of distributions by those Funds or of the sale of shares of those Funds. Shareholders of such Funds should consult the prospectuses and statements of additional information of those other Funds for a discussion of the tax consequences to them.
The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year and as short-term capital gain if the shares have been held for not more than one year. However, depending on a shareholder’s percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.
In the case of a Fund that permits purchases or redemptions of Fund shares in foreign currencies, foreign currency transactions associated with these purchases or redemptions may accelerate or increase the Fund’s recognition of ordinary income or losses as a result of fluctuations in the value of the foreign currencies received or distributed by the Fund in connection with the purchases or redemptions. The timing and extent of any such foreign currency exchange related income or losses will differ depending on, among other things, the Fund’s ultimate use of foreign currencies received to purchase shares of the Fund and the Fund’s use of foreign currencies or other disposition of certain foreign currency derivatives, including, but not limited to, forwards and futures, in connection with a redemption.
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to shareholders as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
If a Fund receives dividends from an underlying fund that is taxed as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.
Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011.
Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.
If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.
Dividends and distributions on each Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.
For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from a real estate investment trust (as defined in Code section 856) qualifying for the special tax treatment under Subchapter M of the Code (a “U. S. REIT”), will not qualify for the corporate dividends-received deduction. If a Fund receives dividends from an underlying fund that is taxed as a regulated investment company, and the underlying fund designates such dividends as eligible for the dividends-received deduction, then the Fund may, in turn, designate a portion of its distributions as eligible for the dividends-received deduction as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.
Certain Funds may invest in U.S. REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a U.S. REIT that is attributable to the U.S. REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by U.S. REITs generally will not be eligible to be treated as “qualified dividend income.”
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. For example, if (i) the Fund invests in U.S. REITs that hold residual interests in REMICs (as described above) or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. If a charitable remainder trust (as defined in Code Section 664) realizes UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.
The Fund generally intends to mail required information returns to shareholders prior to January 31 of each year. However, the Fund may apply with the Internal Revenue Service for an extension of the time in which the Fund is permitted to provide shareholders with information returns. As a result, a shareholder may receive an information return from the Fund after January 31.
Backup Withholding
Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s federal income tax return.
Withholding on Distributions to Foreign Investors
Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership (“foreign shareholder”). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.
Effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, that is within certain foreign countries that have inadequate information exchange with the United States, or to the extent the dividend is attributable to interest paid by a person that is a related person of an individual foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (the “interest-related dividends”), and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the “short-term capital gain dividends”). Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
The fact that a Fund may achieve its investment objective by investing in underlying funds will generally not adversely affect the Fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (i) interest-related dividends received by the Fund are offset by deductions allocable to the Fund’s qualified interest income or (ii) short-term capital gain dividends received by the Fund are offset by the Fund’s net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had the shareholder invested directly in the underlying funds.
If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.
Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute “U.S. real property interests” (as described below) (“USRPIs”) or the Capital Gain

Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.
Special tax rules apply to distributions that a “qualified investment entity” (a “QIE”) pays to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of “U.S. real property interests” (a “USRPI Distribution”). A Fund will be a QIE if it is both (i) a RIC and (ii) a “U.S. real property holding corporation” (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled RICs and U.S. REITs). Under the Code, a “U.S. real property holding corporation” is any corporation that holds (or held during the previous five-year period) USRPIs (defined as U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations”) with an aggregate fair market value equal to 50% or more of the fair market value of the corporation’s real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the previous five-year period and (ii) a RIC’s interests in domestically controlled U.S. REITs and, through December 31, 2007, other RICs, each a “domestically controlled qualified investment entity” that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, less than 50% in value of its stock was held directly or indirectly by foreign persons.
Where a foreign shareholder has owned more than 5% of a class of shares of a Fund that is a QIE during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution paid to that shareholder and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund that is a QIE, a USRPI Distribution will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a Capital Gain Dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If a Fund that is a QIE makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a “lower-tier” U.S. REIT or RIC that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund’s percentage ownership of the “lower-tier” U.S. REIT or RIC.
Finally, foreign shareholders of a QIE are subject to certain “wash sale” rules to prevent foreign shareholders from avoiding the tax filing and payment obligations discussed in the previous paragraph. A foreign shareholder that disposes of stock of a RIC during the 30-day period preceding a distribution that would have been treated as a USRPI Distribution and that acquires a substantially identical stock interest during the following 61 days must pay tax on an amount equal to the amount of the distribution that would have been taxed as a USRPI Distribution. This rule does not apply if the foreign shareholder actually receives the distribution in question, or if the stock was regularly traded on an established securities market within the U.S., provided that the investor did not own more than 5% of such stock at any time during the one-year period ending on the date of the distribution. In addition, the Treasury Department is authorized to promulgate regulations to apply similar principles in the case of “substitute dividend payments” (for example, on stock loans) to prevent avoidance of the new rules.

Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.
Foreign Taxes
A Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease a Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
If, at the end of a Fund’s taxable year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the applicable International Equity Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.
Under current law, the Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. Due to the complexity and uncertainty surrounding the appropriate U.S. treatment of some foreign country withholding taxes, a Fund may opt not to pass through to shareholders all or some of the foreign taxes paid by the Fund.
Tax Implications of Certain Investments
Certain of the Funds’ investments, including investments in asset-backed securities, assets “marked to the market” for federal income tax purposes, debt obligations issued or purchased at a discount, entities taxable as partnerships, and so-called “indexed securities” (including inflation indexed bonds), may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
A Fund’s transactions in options, futures contracts, forward contracts, straddles, swaps, swaptions, and foreign currencies, hedging transactions, and short sales may accelerate income, defer losses, cause adjustments in the holding periods of the Fund’s securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders. Certain types of derivatives give rise to ordinary income and loss.
Certain of a Fund’s hedging activities (including transactions in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.
A Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” above.
If a Fund invests in shares of underlying funds taxed as regulated investment companies, its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended periods of time.
Depending on a Fund’s percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the Fund’s redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.
Special tax considerations apply if a Fund invests in investment companies taxed as partnerships. A Fund will be required to include its distributive share, whether or not actually distributed by an investment company taxed as a partnership, of such an investment company’s income, gains, losses, and certain other items for any investment company taxable year ending within or with the Fund’s taxable year. In general, a Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. However, a Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if a Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company taxed as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company taxable as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.
A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
A Fund’s investments in certain passive foreign investment companies (“PFICs”), as defined below, could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, if a Fund is in a position to treat such a passive foreign investment company as a “qualified electing fund” (“QEF”), the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections.
A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income” and dividends paid by U.S. REITs will generally not be eligible to be treated as “qualified dividend income.”
Loss of Regulated Investment Company Status
A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, or in the case of high redemption levels, and/or during the first year of its operations. If a Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund’s income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

Tax Shelter Reporting Regulations
If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.
The foregoing discussion relates only to U.S. federal income tax consequences of investing in the Funds for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. This discussion has not addressed all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Shareholders should consult their tax advisors about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.
MANAGEMENT OF THE TRUST
The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust is not an “interested person” of the Trust, as such term is used in the 1940 Act. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

			Number
			of
			Portfolios
			in
Name, Date of Birth,		Principal	Fund
and Position(s) Held	Length of	Occupation(s)	Complex	Other
with the Trust	Time Served	During Past 5 Years	Overseen	Directorships Held
Donald W. Glazer, Esq. Chairman of the Board of Trustees DOB: 07/26/1944	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant—Law and Business[1] ; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

Jay O. Light Trustee DOB: 10/03/1941	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005-April 2006), Senior Associate Dean (1998-2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc. [2] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[3]

W. Nicholas Thorndike Trustee DOB: 03/28/1933	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present); Putnam Funds (December 1992-June 2004); and Providence Journal (a newspaper publisher) (December 1986-December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

[1]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738, respectively, in legal fees and disbursements to Goodwin.

[2]	Harvard Management Company, Inc. is a client of the Manager.

[3]	Partners HealthCare System, Inc. is a client of the Manager.

Officers

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years
Scott Eston DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004-present); Vice President, Director of Tax, Columbia Management Group (2002-2004) and Senior Tax Manager (2000-2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present); Tax Analyst, Bain & Company, Inc. (June 2003-September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002-June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998-March 2002).

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002-February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003-present); Attorney, Goodwin Procter LLP (September 1996-September 2003).

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years
Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.
Trustees’ Responsibilities. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.
The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. During the fiscal year ended February 28, 2007, the Audit Committee held six meetings; the Pricing Committee held thirteen meetings; and the Governance Committee held three meetings.
The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust’s accounting, its financial reporting policies and practices, the quality and objectivity of the Trust’s financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Funds’ independent auditors and acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee. Mr. Thorndike is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds’ securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust’s Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Funds’ securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Glazer and Mr. Thorndike are members of the Pricing Committee, and Mr. Light is an alternate member of the Pricing Committee. Mr. Glazer is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the Investment Company Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the Investment Company Act requirements for being “independent legal counsel.” Mr. Light, Mr. Glazer and Mr. Thorndike are members of the Governance Committee. Mr. Light is the Chairman of the Governance Committee.
Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.
Trustee Fund Ownership
The following table sets forth ranges of the current Trustees’ direct beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus) as of December 31, 2006.

	Dollar Range of	Aggregate Dollar Range of Shares
	Shares Directly	Directly Owned in all
	Owned in	Funds of the Trust (whether
	Funds Offered in the	or not offered in the Prospectus)
Name/Funds Offered in the Prospectus	Prospectus	Overseen by Trustee
Donald W. Glazer		Over $100,000
Alpha Only Fund	Over $100,000
Benchmark-Free Allocation Fund	$10,001 - 50,000
Emerging Country Debt Fund	Over $100,000
Emerging Markets Fund	Over $100,000
Emerging Markets Opportunities Fund	Over $100,000
Inflation Indexed Plus Bond Fund	Over $100,000

Jay O. Light	None	None

W. Nicholas Thorndike	None	None
The following table sets forth ranges of Mr. Glazer’s indirect beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of

December 31, 2006, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

	Dollar Range of	Aggregate Dollar Range of Shares
	Shares Indirectly Owned	Indirectly Owned in all
	in	Funds of the Trust (whether
	Funds Offered in the	or not offered in the Prospectus)
Name/Funds Offered in the Prospectus	Prospectus	Overseen by Trustee
Donald W. Glazer		Over $100,000
Alpha Only Fund	$10,001 - 50,000
Emerging Country Debt Fund	$10,001 - 50,000
Emerging Markets Fund	$50,001 - 100,000
Inflation Indexed Plus Bond Fund	$1 - 10,000
International Growth Equity Fund	Over $100,000
International Intrinsic Value Fund	Over $100,000
International Small Companies Fund	$1 - 10,000
Strategic Fixed Income Fund	$1 - 10,000
U.S. Core Equity Fund	Over $100,000
U.S. Quality Equity Fund	$50,001 - 100,000
Trustee Ownership of Securities Issued by the Manager or Principal Underwriter
None.
Trustee Ownership of Related Companies
The following table sets forth information about securities owned by the Trustees and their family members, as of December 31, 2006, in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds’ principal underwriter.

Name of
Name of Non-	Owner(s) and
Interested	Relationship		Title of	Value of
Trustee	to Trustee	Company	Class	Securities [2]	% of Class
Donald W. Glazer	Self	GMO Tax-Managed	Limited	$83,784	0.13%
		Absolute Return	partnership
		Fund, a private	interest- Class C
investment company
managed by the
Manager. [1]

		GMO Multi-Strategy	Limited	$1,021,038	0.03%
		Fund (Offshore), a	partnership
		private investment	interest- Class A
company managed by
the
Manager. [1]

Name of
Name of Non-	Owner(s) and
Interested	Relationship		Title of	Value of
Trustee	to Trustee	Company	Class	Securities [2]	% of Class
Jay O. Light	N/A	None	N/A	N/A	N/A

W. Nicholas Thorndike	N/A	None	N/A	N/A	N/A

[1]	The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund.

[2]	Securities valued as of December 31, 2006.
Remuneration. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee also is paid a fee for participating in in-person and telephone meetings of the Board of Trustees and its committees, and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.
Other than as set forth in the table below, no Trustee of the Trust received any direct compensation from the Trust or any Fund offered in the Prospectus during the fiscal year ended February 28, 2007:

	Name of Person, Position
	Donald W.		W. Nicholas
	Glazer, Esq.,	Jay O. Light,	Thorndike,
	Trustee	Trustee	Trustee
Compensation from Each Fund Offered in the Prospectus:
U.S. Core Equity Fund	$20,722	$16,213	$16,213
Tobacco-Free Core Fund	$1,130	$880	$880
U.S. Quality Equity Fund	$12,047	$9,443	$9,472
U.S. Value Fund	$162	$127	$127
U.S. Intrinsic Value Fund	$310	$242	$242
U.S. Growth Fund	$1,844	$1,444	$1,444
U.S. Small/Mid Cap Value Fund	$199	$156	$156
U.S. Small/Mid Cap Growth Fund	$94	$73	$73
Real Estate Fund	$144	$111	$111
Tax-Managed U.S. Equities Fund	$381	$297	$297
Tax-Managed Small/Mid Cap Fund	$91	$199	$71

	Name of Person, Position
	Donald W.				W. Nicholas
	Glazer, Esq.,		Jay O. Light,		Thorndike,
	Trustee		Trustee		Trustee
International Core Equity Fund	$8,083		$6,325		$6,325
International Intrinsic Value Fund	$22,206		$17,283		$17,283
International Growth Equity Fund	$10,839		$8,478		$8,478
Global Growth Fund	$196		$152		$152
Developed World Stock Fund	$1,080		$839		$839
Currency Hedged International Equity Fund	$1,970		$1,701		$1,701
Foreign Fund	$25,110		$19,532		$19,532
Foreign Small Companies Fund	$3,318		$2,580		$4,080
International Small Companies Fund	$3,018		$2,349		$2,349
Emerging Markets Fund	$53,925		$33,227		$41,701
Emerging Countries Fund	$1,258		$980		$980
Emerging Markets Opportunities Fund	$2,151		$1,672		$1,672
Tax-Managed International Equities Fund	$3,034		$2,360		$2,360
Domestic Bond Fund	$1,879		$1,205		$1,557
Core Plus Bond Fund	$11,617		$7,510		$9,638
International Bond Fund	$2,854		$2,180		$2,540
Strategic Fixed Income Fund	$1,352	[1]	$1,028	[1]	$1,028	[1]
Currency Hedged International Bond Fund	$2,804		$1,846		$2,316
Global Bond Fund	$738		$463		$613
Emerging Country Debt Fund	$17,053		$7,169		$13,089
Short-Duration Investment Fund	$128		$79		$105
Short-Duration Collateral Share Fund	$1,581	[2]	$1,231	[2]	$1,231	[2]
Inflation Indexed Plus Bond Fund	$4,599	[1]	$2,218	[1]	$3,879	[1]
U.S. Equity Allocation Fund	$677		$549		$549
International Equity Allocation Fund	$2,229		$1,735		$1,735
International Opportunities Equity Allocation Fund	$326	[3]	$247	[3]	$247	[3]
Global (U.S.+) Equity Allocation Fund	$1,046		$813		$813
World Opportunities Equity Allocation Fund	$1,729		$1,343		$1,343
Global Balanced Asset Allocation Fund	$7,168		$5,624		$5,380
Strategic Opportunities Allocation Fund	$1,319		$1,024		$1,024
Benchmark-Free Allocation Fund	$3,988		$3,104		$3,258
Alpha Only Fund	$6,868		$5,663		$5,663
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A		N/A		N/A
Estimated Annual Benefits Upon Retirement:	N/A		N/A		N/A
Total Compensation from the Trust:	$275,131	[4]	$194,286	[4]	$220,286	[4]

[1]	Reflects the period from the Fund’s commencement of operations on May 31, 2006 through February 28, 2007.

[2]	Reflects the period from the Fund’s commencement of operations on March 1, 2006 through February 28, 2007.

[3]	Reflects the period from the Fund’s commencement of operations on June 5, 2006 through February 28, 2007.

[4]	Reflects actual direct compensation received during the fiscal year ended February 28, 2007 from Funds of the Trust that had commenced operations on or before February 28, 2007, including Funds that are not offered through the Prospectus.

Other than as set forth in the following table, no officer of the Trust received aggregate compensation exceeding $60,000 from any Fund offered in the Prospectus during the fiscal year ended February 28, 2007.

Name of Person, Position
Michael E. Gillespie,
Chief Compliance Officer
Compensation exceeding $60,000 received from any Fund offered in the Prospectus:
Emerging Markets Fund	$66,949
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A
Estimated Annual Benefits Upon Retirement:	N/A
Mr. Eston does not receive any compensation from the Trust, but as a member of the Manager will benefit from the management fees paid by the Funds and various other Funds of the Trust not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.
As of June 1, 2007, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund offered in the Prospectus, except for Short-Duration Collateral Share Fund. The Trustees and officers of the Trust as a group owned 2.49% of the outstanding Class III shares of Short-Duration Collateral Share Fund.
Code of Ethics. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Funds are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.
The non-interested Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Funds, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to a Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.

INVESTMENT ADVISORY AND OTHER SERVICES
Management Contracts
As disclosed in the Prospectus under the heading “Management of the Trust,” under separate Management Contracts (each, a “Management Contract”) between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for each Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under “Portfolio Transactions—Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.
As disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund (with the exception of the Emerging Country Debt Fund) for specified Fund expenses through at least June 30, 2008.
Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.
Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of the Manager) and by the relevant Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days’ written notice by the Manager to the Trust.
For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund’s average daily net assets. Pursuant to their Management Contracts, the Funds have paid the following amounts as Management Fees to the Manager during the last three fiscal years:

	Gross		Reduction		Net
U.S. CORE EQUITY FUND

Year ended 2/28/07	$19,549,557		$1,204,487		$18,345,070
Year ended 2/28/06	18,337,579	(a)	1,233,888	(a)	17,103,691	(a)
Year ended 2/28/05	14,083,698	(a)	963,106	(a)	13,120,592	(a)

TOBACCO-FREE CORE FUND

Year ended 2/28/07	$1,128,145		$215,182		$912,963
Year ended 2/28/06	1,193,570		149,075		1,044,495
Year ended 2/28/05	1,348,555		151,877		1,196,678

U.S. QUALITY EQUITY FUND

Year ended 2/28/07	$13,101,601		$685,164		$12,416,437
Year ended 2/28/06	7,026,992		504,337		6,522,655
Year ended 2/28/05	2,506,523		334,533		2,171,990

U.S. VALUE FUND

Year ended 2/28/07	$210,581		$131,935		$78,646
Year ended 2/28/06	211,250	(a)	147,446	(a)	63,804	(a)
Year ended 2/28/05	263,392	(a)	105,393	(a)	157,999	(a)

U.S. INTRINSIC VALUE FUND

Year ended 2/28/07	$279,158		$121,040		$158,118
Year ended 2/28/06	333,507	(a)	121,998	(a)	211,509	(a)
Year ended 2/28/05	299,068	(a)	94,253	(a)	204,815	(a)

U.S. GROWTH FUND

Year ended 2/28/07	$1,649,901		$272,924		$1,376,977
Year ended 2/28/06	1,977,147	(a)	276,224	(a)	1,700,923	(a)
Year ended 2/28/05	2,176,170	(a)	241,306	(a)	1,934,864	(a)

U.S. SMALL/MID CAP VALUE FUND

Year ended 2/28/07	$187,723		$132,965		$54,758
Year ended 2/28/06	208,851	(a)	123,579	(a)	85,272	(a)
Year ended 2/28/05	308,461	(a)	107,882	(a)	200,579	(a)

	Gross		Reduction		Net
U.S. SMALL/MID CAP GROWTH FUND

Year ended 2/28/07	$83,778		$83,778		$0
Year ended 2/28/06	117,651	(a)	117,651	(a)	0	(a)
Year ended 2/28/05	134,908	(a)	107,923	(a)	26,985	(a)

REAL ESTATE FUND

Year ended 2/28/07	$142,388		$101,466	(b)	$40,922
Year ended 2/28/06	1,177,304		551,710	(b)	625,594
Year ended 2/28/05	1,466,272		683,491	(b)	782,781

TAX-MANAGED U.S. EQUITIES FUND

Year ended 2/28/07	$392,840		$131,396		$261,444
Year ended 2/28/06	301,431		72,985		228,446
Year ended 2/28/05	310,303		74,243		236,060

TAX-MANAGED SMALL/MID CAP FUND

Year ended 2/28/07	$153,384		$94,964		$58,420
Year ended 2/28/06	136,089		67,100		68,989
Year ended 2/28/05	137,095		63,414		73,681

INTERNATIONAL CORE EQUITY FUND

Year ended 2/28/07	$9,850,001		$1,305,577		$8,544,424
Year ended 2/28/06	4,668,166	(a)	1,300,556	(a)	3,367,610	(a)
Year ended 2/28/05	1,619,740	(a)	562,671	(a)	1,057,069	(a)

	Gross		Reduction		Net
INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/28/07	$38,285,272		$3,076,925		$35,208,347
Year ended 2/28/06	27,990,882		2,909,623		25,081,259
Year ended 2/28/05	15,941,035		2,069,365		13,871,670

INTERNATIONAL GROWTH EQUITY FUND

Year ended 2/28/07	$17,756,911		$1,698,614		$16,058,297
Year ended 2/28/06	12,633,301	(a)	1,834,227	(a)	10,799,074	(a)
Year ended 2/28/05	5,363,582	(a)	892,436	(a)	4,471,146	(a)

GLOBAL GROWTH FUND

Year ended 2/28/07	$294,454		$234,424		$60,030
Year ended 2/28/06	306,328		219,840		86,488
Commencement of Operations (7/20/04) Through 2/28/05	152,967		152,967		0

DEVELOPED WORLD STOCK FUND

Year ended 2/28/07	$1,692,367		$436,449		$1,255,918
Commencement of Operations (8/1/05) Through 2/28/06	619,034		249,673		369,361

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Year ended 2/28/07	$1,587,379		$1,587,379		$0
Year ended 2/28/06	3,581,769		3,581,769		0
Year ended 2/28/05	1,711,458		1,711,458		0

FOREIGN FUND

Year ended 2/28/07	$48,635,439		$3,798,534		$44,836,905
Year ended 2/28/06	36,583,320		3,158,864		33,424,456
Year ended 2/28/05	28,553,500		2,791,282		25,762,218

	Gross	Reduction	Net
FOREIGN SMALL COMPANIES FUND

Year ended 2/28/07	$7,164,373	$903,672	$6,260,701
Year ended 2/28/06	7,153,575	887,211	6,266,364
Year ended 2/28/05	6,049,673	817,732	5,231,941

INTERNATIONAL SMALL COMPANIES FUND

Year ended 2/28/07	$5,439,393	$829,299	$4,610,094
Year ended 2/28/06	6,890,335	1,272,556	5,617,779
Year ended 2/28/05	9,898,451	1,783,305	8,115,146

EMERGING MARKETS FUND

Year ended 2/28/07	$98,211,630	$675,383	$97,536,247
Year ended 2/28/06	84,958,860	696,016	84,262,844
Year ended 2/28/05	61,232,718	687,131	60,545,587

EMERGING COUNTRIES FUND

Year ended 2/28/07	$2,460,805	$0	$2,460,805
Year ended 2/28/06	2,240,795	30,576	2,210,219
Year ended 2/28/05	1,777,073	124,551	1,652,522

EMERGING MARKETS OPPORTUNITIES FUND

Year ended 2/28/07	$2,835,551	$158,780	$2,676,771
Year ended 2/28/06	1,565,690	159,490	1,406,200
Year ended 2/28/05	617,776	124,394	493,382

TAX-MANAGED INTERNATIONAL EQUITIES FUND

Year ended 2/28/07	$5,310,985	$755,252	$4,555,733
Year ended 2/28/06	3,524,660	677,234	2,847,426
Year ended 2/28/05	2,133,820	651,786	1,482,034

DOMESTIC BOND FUND

Year ended 2/28/07	$441,198	$146,899	$294,299
Year ended 2/28/06	559,462	138,450	421,012
Year ended 2/28/05	576,762	199,097	377,665

	Gross	Reduction	Net
CORE PLUS BOND FUND

Year ended 2/28/07	$6,910,870	$1,482,402	$5,428,468
Year ended 2/28/06	4,966,203	1,255,677	3,710,526
Year ended 2/28/05	2,206,378	617,229	1,589,049

INTERNATIONAL BOND FUND

Year ended 2/28/07	$1,109,807	$323,589	$786,218
Year ended 2/28/06	1,139,421	326,089	813,332
Year ended 2/28/05	$836,692	290,892	545,800

STRATEGIC FIXED INCOME FUND

Commencement of Operations (5/31/06) Through 2/28/07	$1,759,537	$373,392	$1,386,145

CURRENCY HEDGED INTERNATIONAL BOND FUND

Year ended 2/28/07	$1,423,571	$389,272	$1,034,299
Year ended 2/28/06	2,683,031	622,143	2,060,888
Year ended 2/28/05	1,626,228	543,326	1,082,902

GLOBAL BOND FUND

Year ended 2/28/07	$337,046	$91,148	$245,898
Year ended 2/28/06	318,918	115,994	202,924
Year ended 2/28/05	279,766	172,027	107,739

EMERGING COUNTRY DEBT FUND

Year ended 2/28/07	$9,590,164	$0	$9,590,164
Year ended 2/28/06	9,396,929	0	9,396,929
Year ended 2/28/05	8,446,623	0	8,446,623

SHORT-DURATION INVESTMENT FUND

Year ended 2/28/07	$15,828	$15,828	$0
Year ended 2/28/06	14,671	14,671	0
Year ended 2/28/05	19,058	19,058	0

	Gross	Reduction	Net
SHORT DURATION COLLATERAL SHARE FUND

Commencement of Operations (3/1/06) Through 2/28/07	$230,123	$106,301	$123,822

INFLATION INDEXED PLUS BOND FUND

Commencement of Operations (5/31/06) Through 2/28/07	$3,156,429	$749,444	$2,406,985

U.S. EQUITY ALLOCATION FUND

Year ended 2/28/07	$210,225	$210,225	$0
Year ended 2/28/06	502,360	502,360	0
Year ended 2/28/05	326,254	326,254	0

INTERNATIONAL EQUITY ALLOCATION FUND

Year ended 2/28/07	$0	$0	$0
Year ended 2/28/06	0	0	0
Year ended 2/28/05	0	0	0

INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND

Commencement of Operations (6/5/06) Through 2/28/07	$0	$0	$0

GLOBAL (U.S.+) EQUITY ALLOCATION FUND

Year ended 2/28/07	$0	$0	$0
Year ended 2/28/06	0	0	0
Year ended 2/28/05	0	0	0

WORLD OPPORTUNITIES EQUITY ALLOCATION FUND

Year ended 2/28/07	$0	$0	$0
Commencement of Operations (6/16/05) Through 2/28/06	0	0	0

GLOBAL BALANCED ASSET ALLOCATION FUND

	Gross	Reduction	Net
Year ended 2/28/07	$0	$0	$0
Year ended 2/28/06	0	0	0
Year ended 2/28/05	0	0	0

STRATEGIC OPPORTUNITIES ALLOCATION FUND

Year ended 2/28/07	$0	$0	$0
Commencement of Operations (5/31/05) Through 2/28/06	0	0	0

BENCHMARK-FREE ALLOCATION FUND

Year ended 2/28/07	$0	$0	$0
Year ended 2/28/06	0	0	0
Year ended 2/28/05	0	0	0

ALPHA ONLY FUND

Year ended 2/28/07	$8,806,402	$7,986,384	$820,018
Year ended 2/28/06	4,061,865	3,738,837	323,028
Year ended 2/28/05	555,090	543,919	11,171

(a)	The amounts set forth in the table above through September 16, 2005 reflect the fees paid to the Manager by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”) pursuant to the Predecessor Fund’s Management Fee rate, and from September 17, 2005 to February 28, 2006 reflect the fees paid to the Manager by the Fund pursuant to its Management Fee rate (0.02% lower than that of its Predecessor Fund).

(b)	The amounts set forth in the table above through June 30, 2006 reflect certain contractual arrangements of the Manager with the Fund to reimburse certain Fund expenses (including the Management Fee) to the extent those expenses exceeded 0.54% of the Fund’s average daily net assets during those periods, as well as the Manager’s temporary waiver of 0.21% of the Fund’s Management Fee during all or a portion of each of those periods.

In the event that the Manager ceases to be the manager of a Fund, the right of the Trust to use the identifying name “GMO” may be withdrawn.
Portfolio Management
Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager. Each division’s members work collaboratively to manage a Fund’s portfolio, and no one person is primarily responsible for day-to-day management of any Fund.
The following table sets forth information about accounts overseen or managed by the senior members of the divisions as of February 28, 2007.

	Registered investment companies
	managed (including non-GMO mutual		Other pooled investment vehicles		Separate accounts managed
	fund subadvisory relationships)		managed (world-wide)		(world-wide)
	Number of		Number of		Number of
Senior Member	accounts[1]	Total assets[1,2]	accounts	Total assets	accounts	Total assets
Edmond Choi	3	$158,203,311	0	$0	3	$71,371,462
Thomas Cooper	15	$11,470,192,826	10	$7,110,623,940	8	$1,577,530,007
Arjun Divecha	4	$13,872,065,290	1	$864,274,071	9	$4,735,930,522
Jack Gray	11	$16,496,204,586	3	$3,178,814,213	186	$14,577,420,362
Thomas Hancock	11	$20,150,912,838	5	$2,557,714,889	36	$12,170,781,896
Ben Inker	11	$16,496,204,586	3	$3,178,814,213	186	$14,577,420,362
William Nemerever	15	$11,470,192,826	10	$7,110,623,940	8	$1,577,530,007
Ann Spruill	2	$10,124,077,797	2	$7,564,822,230	7	$4,666,921,284
Sam Wilderman	24	$23,979,558,872	6	$1,886,962,023	21	$3,558,165,170

	Registered investment companies
	managed for which GMO receives a
	performance-based fee (including non-		Other pooled investment vehicles		Separate accounts managed (world-
	GMO mutual fund subadvisory		managed (world-wide) for which GMO		wide) for which GMO receives a
	relationships)		receives a performance-based fee		performance-based fee
	Number of		Number of		Number of
	accounts	Total assets	accounts	Total assets	accounts	Total assets
Edmond Choi	0	$0	0	$0	0	$0
Thomas Cooper	0	$0	4	$2,997,297,848	3	$1,082,346,513
Arjun Divecha	0	$0	0	$0	2	$2,101,472,381
Jack Gray	0	$0	0	$0	74	$6,028,236,221
Thomas Hancock	0	$0	0	$0	6	$2,185,511,508
Ben Inker	0	$0	0	$0	74	$6,028,236,221
William Nemerever	0	$0	4	$2,997,297,848	3	$1,082,346,513
Ann Spruill	0	$0	0	$0	2	$2,687,580,421
Sam Wilderman	3	$4,898,794,226	5	$1,864,277,928	6	$1,596,316,697

[1]	Includes Funds of the Trust (including Funds not offered through the Prospectus) that had commenced operations on or before February 28, 2007.

[2]	For some senior members, “Total assets” includes assets invested by other GMO Funds.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.
Senior members of each division are generally members (partners) of GMO. As of February 28, 2007, the compensation of each senior member consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may also be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.
Senior Member Fund Ownership. The following table sets forth the dollar range of each senior member’s direct beneficial share ownership, as of February 28, 2007, of Funds offered in the Prospectus that were overseen or managed by the senior member as of February 28, 2007:

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund
Edmond Choi	U.S. Value Fund	None
	Real Estate Fund	None
Thomas Cooper	Domestic Bond Fund	None
	Core Plus Bond Fund	None
	International Bond Fund	$100,001-$500,000
	Strategic Fixed Income Fund	None
	Currency Hedged International Bond Fund	None
	Global Bond Fund	None
	Emerging Country Debt Fund	None
	Short-Duration Investment Fund	None
	Short-Duration Collateral Share Fund	None
	Inflation Indexed Plus Bond Fund	None
Arjun Divecha	Emerging Markets Fund	None
	Emerging Countries Fund	None
	Emerging Markets Opportunities Fund	None
Jack Gray	U.S. Equity Allocation Fund	None
	International Equity Allocation Fund	None
	Global (U.S.+) Equity Allocation Fund	None
	World Opportunities Equity Allocation Fund	None
	Global Balanced Asset Allocation Fund	None
	Strategic Opportunities Allocation Fund	None
	Benchmark-Free Allocation Fund	None
	Alpha Only Fund	None

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund
Thomas Hancock	International Core Equity Fund	$1-$10,001
	International Intrinsic Value Fund	$10,001-$50,000
	International Growth Equity Fund	None
	Global Growth Fund	None
	Developed World Stock Fund	None
	Currency Hedged International Equity Fund	None
	International Small Companies Fund	None
	Tax-Managed International Equities Fund	$500,001-$1,000,000
Ben Inker	U.S. Equity Allocation Fund	None
	International Equity Allocation Fund	None
	Global (U.S.+) Equity Allocation Fund	None
	World Opportunities Equity Allocation Fund	None
	Global Balanced Asset Allocation Fund	None
	Strategic Opportunities Allocation Fund	None
	Benchmark-Free Allocation Fund	Over $1,000,000
	Alpha Only Fund	None
William Nemerever	Domestic Bond Fund	None
	Core Plus Bond Fund	None
	International Bond Fund	None
	Strategic Fixed Income Fund	None
	Currency Hedged International Bond Fund	None
	Global Bond Fund	None
	Emerging Country Debt Fund	$10,001-$50,000
	Short-Duration Investment Fund	None
	Short-Duration Collateral Share Fund	None
	Inflation Indexed Plus Bond Fund	None
Ann Spruill	Foreign Fund	$100,001-$500,000
	Foreign Small Companies Fund	$10,001-$50,000
Sam Wilderman	U.S. Core Equity Fund	None
	Tobacco-Free Core Fund	None
	U.S. Quality Equity Fund	None
	U.S. Intrinsic Value Fund	None
	U.S. Growth Fund	None
	U.S. Small/Mid Cap Value Fund	None
	U.S. Small/Mid Cap Growth Fund	None
	Tax-Managed U.S. Equities Fund	None
	Tax-Managed Small/Mid Cap Fund	None
The following table sets forth the dollar range of each senior member’s indirect beneficial share ownership in the Funds that were overseen or managed by the senior member, as of February 28, 2007, by virtue of the senior member’s direct ownership of shares of certain other Funds of the Trust that invest in the Funds:

Name of Senior Member	Dollar Range of Shares Indirectly Owned in the Fund
Thomas Cooper	Emerging Country Debt Fund	$10,001-$50,000
Ben Inker	Alpha Only Fund	Over $1,000,000
William Nemerever	Strategic Fixed Income Fund	$1-$10,000
	Emerging Country Debt Fund	$1-$10,000
	Inflation Indexed Plus Bond Fund	$1-$10,000
Custodial Arrangements and Fund Accounting Agents. Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust’s custodian and fund accounting agent on behalf of certain of the Funds, and Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust’s custodian and fund accounting agent on behalf of the other Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis. IBT and State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, are expected to merge in July 2007 and, upon consummation of the merger, State Street Bank will become the custodian and fund accounting agent on behalf of Funds for which those services are currently provided by IBT.
Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with the Funds of the Trust, GMO provides direct client service, maintenance, and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not “interested persons” of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days’ written notice to the other party.
The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, each Fund paid GMO the following amounts (after reimbursement by GMO) during the last three fiscal years:

	March 1, 2004	March 1, 2005	March 1, 2006
	Through	Through	Through
	February 28, 2005	February 28, 2006	February 28, 2007
U.S. Core Equity Fund	$5,100,467 (a)	$6,216,569 (a)	$5,703,105
Tobacco-Free Core Fund	520,448	478,332	447,721
U.S. Quality Equity Fund	898,422	2,583,933	4,418,547

	March 1, 2004		March 1, 2005		March 1, 2006
	Through		Through		Through
	February 28, 2005		February 28, 2006		February 28, 2007
U.S. Value Fund	65,149	(b)	43,076	(b)	44,897
U.S. Intrinsic Value Fund	135,940	(b)	155,481	(b)	135,076
U.S. Growth Fund	549,119	(b)	532,492	(b)	425,470
U.S. Small/Mid Cap Value Fund	140,210	(b)	97,295	(b)	90,834
U.S. Small/Mid Cap Growth Fund	61,323	(b)	54,871	(b)	40,537
Real Estate Fund	407,298		327,029		53,999
Tax-Managed U.S. Equities Fund	141,047		137,014		178,564
Tax-Managed Small/Mid Cap Fund	37,390		37,115		41,832
International Core Equity Fund	507,094	(b)	1,452,842	(b)	2,563,383
International Intrinsic Value Fund	3,671,353		6,501,373		8,590,702
International Growth Equity Fund	1,489,884	(b)	3,579,243	(b)	4,134,500
Global Growth Fund	48,819	(c)	97,764		93,975
Developed World Stock Fund	N/A		165,819	(d)	464,994
Currency Hedged International Equity Fund	104,534		220,064		134,870
Foreign Fund	7,093,312		9,104,239		11,293,592
Foreign Small Companies Fund	1,115,020		1,238,035		1,208,898
International Small Companies Fund	2,474,613		1,722,584		1,359,848
Emerging Markets Fund	8,923,520		11,798,383		12,679,662
Emerging Countries Fund	324,707		425,349		510,583
Emerging Markets Opportunities Fund	128,565		363,893		627,673
Tax-Managed International Equities Fund	592,728		979,072		1,475,274
Domestic Bond Fund	865,142		639,649		348,649
Core Plus Bond Fund	1,285,716		2,273,387		2,772,754
International Bond Fund	487,237		662,347		644,995
Strategic Fixed Income Fund	N/A		N/A		462,122	(e)
Currency Hedged International Bond Fund	947,827		1,561,312		828,041
Global Bond Fund	214,221		243,806		257,823
Emerging Country Debt Fund	2,904,589		3,228,579		3,173,760
Short-Duration Investment Fund	57,173		44,012		47,484
Short-Duration Collateral Share Fund	N/A		N/A		253,560
Inflation Indexed Plus Bond Fund	N/A		N/A		841,384	(e)
U.S. Equity Allocation Fund	121		111		95,571
International Equity Allocation Fund	0		0		0
International Opportunities Equity Allocation Fund	N/A		N/A		0	(f)
Global (U.S.+) Equity Allocation Fund	0		0		0

	March 1, 2004	March 1, 2005	March 1, 2006
	Through	Through	Through
	February 28, 2005	February 28, 2006	February 28, 2007
World Opportunities Equity Allocation Fund	N/A	0 (g)	0
Global Balanced Asset Allocation Fund	0	0	0
Strategic Opportunities Allocation Fund	N/A	0 (h)	0
Benchmark-Free Allocation Fund	0	0	0
Alpha Only Fund	18,181	124,137	539,058

(a)	The amounts set forth in the table above through September 16, 2005 reflect fees paid to GMO by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2005 to February 28, 2006 reflect fees paid to GMO by the Fund. For each class of shares of the Fund offered through the Prospectus (except Class IV shares), the Shareholder Service Fee rate paid by the class was the same as that of the corresponding class of the Predecessor Fund. In the case of Class IV shares of the Fund, the Shareholder Service Fee rate paid by the class was 0.005% lower than that for Class IV shares of the Predecessor Fund.

(b)	The amounts set forth in the table above through September 16, 2005 reflect fees paid to GMO by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2005 to February 28, 2006 reflect fees paid to GMO by the Fund.

(c)	Reflects fees paid from the Fund’s commencement of operations on July 20, 2004 through February 28, 2005.

(d)	Reflects fees paid from the Fund’s commencement of operations on August 1, 2005 through February 28, 2006.

(e)	Reflects fees paid from the Fund’s commencement of operations on May 31, 2006 through February 28, 2007.

(f)	Reflects fees paid from the Fund’s commencement of operations on June 5, 2006 through February 28, 2007.

(g)	Reflects fees paid from the Fund’s commencement of operations on June 16, 2005 through February 28, 2006.

(h)	Reflects fees paid from the Fund’s commencement of operations on May 31, 2005 through February 28, 2006.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various SEC filings.
Distributor. Funds Distributor, Inc. (“FDI”), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust’s distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).
Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.
PORTFOLIO TRANSACTIONS
The Manager makes decisions to buy and sell portfolio securities for each Fund and for each of its other investment advisory clients with a view to achieving each client’s investment objectives. Therefore, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought for one or more clients when one or more other clients are selling the security or taking a short position in the security. It is the Manager’s policy to aggregate and allocate portfolio trades in a manner that seeks to ensure that each client receives fair and equitable treatment over time, as well as best execution.
In certain cases, the Manager may identify investment opportunities that are suitable for the Funds and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner and/or managing member (“GMO Private Funds”). In most cases, the Manager receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of a Fund. To help manage this potential conflict, the Manager has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating initial public offerings (“IPOs”) and other limited opportunities that takes into account the needs and objectives of each Fund and the other GMO clients. One of the Private Funds managed by GMO’s Emerging Markets Division, the GMO Emerging Illiquid Fund L.P. (“EIF”), focuses on less liquid investments. Consequently, certain types of investments, initially including securities of companies with smaller market capitalizations, IPOs and private placements with smaller offering sizes and other less liquid investments will, within the Emerging Markets Division, ordinarily be allocated 100% to EIF as opposed to other Emerging Markets strategies (including GMO Emerging Markets Fund). In other cases, the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) and EIF will receive an allocation of limited investments that are suitable for each, but the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) may receive an allocation of such investments less than would be the case if the allocation were pro rated by assets. As a result, there may be cases where EIF receives an allocation of a specific limited opportunity greater than would be the case if the allocation were pro rated by assets. Similar issues may arise with respect to the disposition of such securities. In general, the Emerging Markets Division and other GMO Divisions divide IPOs between themselves pro rata based upon indications of interest.
Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.
Brokerage and Research Services. In effecting portfolio transactions for each Fund, the Manager seeks the best execution available. The determination of what may constitute best execution involves a number of considerations, including, without limitation, the overall net economic result to a Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability of the executing broker/dealer to effect the transaction where a large block is involved, reliability (e.g., lack of failed trades), availability of the broker/dealer to stand ready to execute possibly difficult transactions in the future, in the case of fixed income securities, the broker/dealer’s inventory of securities sought, the financial strength and stability of the broker/dealer, and the relative weighting of opportunity costs (i.e. timeliness of execution) by different strategies. In some instances, the Manager may utilize principal bids with consideration to such factors as reported broker flow, past bids, and a firm’s ability and willingness to commit capital. Because of these factors, a broker/dealer effecting a transaction may be paid a commission higher than that charged by another broker/dealer. Most of the foregoing are judgmental considerations made in advance of the trade and are not always borne out by the actual transaction. Subject to its policy of seeking best execution, the Manager may direct trades to brokers or dealers providing pricing information.
Generally, the Manager considers whether it is achieving best execution by an evaluation of the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the particular Fund, (ii) historical and currently quoted commission rates, (iii) the kind and quality of the execution services rendered, and (iv) the size and nature of the transactions effected. In some instances, the Manager may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) since the trades were filled at the prior night’s close and any additional “impact” or cost is represented by the cents per share extra paid in addition to a typical commission rate. These factors are considered mostly over multiple transactions covering extended periods of time and are used to evaluate the relative performance of the brokers and other institutions used to effect transactions for accounts.
Although the Manager does not directly participate in any soft dollar arrangements, the Manager may receive research services incidental to its use of certain brokers, in all cases limited to the types of research contemplated by Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”). The Manager reserves the right to rely on the statutory safe harbor in Section 28(e) of the 1934 Act. Research services provided by brokers or dealers take various forms, including personal interviews with analysts, written reports, pricing services, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. These services may be used in furnishing investment advice to all of the Manager’s clients, including the Funds. Services received from a broker or dealer that executed transactions for the Funds will not necessarily be used by the Manager specifically to service the Funds.
The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions during the three most recent fiscal years:

	March 1, 2004		March 1, 2005		March 1, 2006
	Through		Through		Through
	February 28, 2005		February 28, 2006		February 28, 2007
U.S. Core Equity Fund	$4,175,810	(a)	$3,445,977	(a)	$5,287,819
Tobacco-Free Core Fund	472,449		195,872		289,854
U.S. Quality Equity Fund	1,711,580		1,671,052		3,339,094
U.S. Value Fund	180,873	(a)	65,001	(a)	31,113
U.S. Intrinsic Value Fund	100,969	(a)	55,804	(a)	81,978
U.S. Growth Fund	1,113,835	(a)	491,707	(a)	675,130

	March 1, 2004		March 1, 2005		March 1, 2006
	Through		Through		Through
	February 28, 2005		February 28, 2006		February 28, 2007
U.S. Small/Mid Cap Value Fund	249,148	(a)	53,702	(a)	62,945
U.S. Small/Mid Cap Growth Fund	103,758	(a)	42,815	(a)	42,077
Real Estate Fund	841,205		427,719		18,308
Tax-Managed U.S. Equities Fund	99,290		58,449		84,287
Tax-Managed Small/Mid Cap Fund	51,197		22,992		25,231
International Core Equity Fund	389,439	(a)	704,618	(a)	1,548,894
International Intrinsic Value Fund	2,837,054		3,324,827		3,390,008
International Growth Equity Fund	1,510,101	(a)	1,446,759	(a)	3,668,293
Global Growth Fund	172,527	(b)	46,435		32,309
Developed World Stock Fund	N/A		277,228	(c)	211,404
Currency Hedged International Equity Fund	—		—		—
Foreign Fund	4,769,350		5,732,999		7,174,255
Foreign Small Companies Fund	943,376		1,762,960		1,535,915
International Small Companies Fund	2,074,248		1,528,903		935,819
Emerging Markets Fund	14,600,686		14,787,807		18,282,267
Emerging Countries Fund	578,466		363,230		751,732
Emerging Markets Opportunities Fund	704,766		503,887		538,805
Tax-Managed International Equities Fund	365,462		461,673		481,898
Domestic Bond Fund	84,388		60,419		21,427
Core Plus Bond Fund	160,358		950,080		553,465
International Bond Fund	106,788		231,678		123,441
Strategic Fixed Income Fund	N/A		N/A		127,008	(d)
Currency Hedged International Bond Fund	231,773		693,623		197,059
Global Bond Fund	75,261		59,608		39,482
Emerging Country Debt Fund	—		54,364		78,050
Short-Duration Investment Fund	—		—		—
Short-Duration Collateral Share Fund	N/A		N/A		—	(e)
Inflation Indexed Plus Bond Fund	N/A		N/A		237,775	(d)
U.S. Equity Allocation Fund	—		—		—
International Equity Allocation Fund	—		—		—

	March 1, 2004	March 1, 2005	March 1, 2006
	Through	Through	Through
	February 28, 2005	February 28, 2006	February 28, 2007
International Opportunities Equity Allocation Fund	N/A	N/A	— (f)
Global (U.S.+) Equity Allocation Fund	—	—	—
World Opportunities Equity Allocation Fund	N/A	— (g)	—
Global Balanced Asset Allocation Fund	1,650	12,000	—
Strategic Opportunities Allocation Fund	N/A	— (h)	—
Benchmark-Free Allocation Fund	—	196,320	—
Alpha Only Fund	69,351	328,746	322,758

(a)	The amounts set forth in the table above through September 16, 2005 reflect commissions paid by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2006 to February 28, 2006 reflect commissions paid by the Fund.

(b)	Reflects commissions generated from the Fund’s commencement of operations on July 20, 2004 through February 28, 2005.

(c)	Reflects commissions generated from the Fund’s commencement of operations on August 1, 2005 through February 28, 2006.

(d)	Reflects commissions generated from the Fund’s commencement of operations on May 31, 2006 through February 28, 2007.

(e)	Reflects commissions generated from the Fund’s commencement of operations on March 1, 2006 through February 28, 2007.

(f)	Reflects commissions generated from the Fund’s commencement of operations on June 5, 2006 through February 28, 2007.

(g)	Reflects commissions generated from the Fund’s commencement of operations on June 16, 2005 through February 28, 2006.

(h)	Reflects commissions generated from the Fund’s commencement of operations on May 31, 2005 through February 28, 2006.
Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, during a Fund’s three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions, (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, (iii) rebalancing portfolios to reflect the results of the Manager’s portfolio management models, or (iv) changes in commission rates in the relevant markets. Changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in the Fund’s investment objective or strategies, except for Emerging Markets Opportunities Fund. Due to material changes in Emerging Markets Opportunities Fund’s principal investment strategies, effective September 23, 2004, which resulted in a high portfolio turnover for the Fund, the Fund paid materially higher brokerage commissions during its fiscal year ended February 28, 2005 than in the immediately following fiscal year.
The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended February 28, 2007, the name of each such broker or dealer, and the value of each Fund’s aggregate holdings of the securities of each issuer as of February 28, 2007:

		Aggregate Value of Holdings
Name of Fund	Name of Broker or Dealer	as of February 28, 2007
U.S. Core Equity Fund	Lehman Brothers	$0
	Goldman Sachs	$46,065,600
	Citigroup Global Markets	$257,337,360
	Morgan Stanley	$44,652,320
	Merrill Lynch	$13,054,080
	Bank of America	$101,942,310
	JP Morgan	$60,035,820
Tobacco-Free Core Fund	Lehman Brothers	$0
	Citigroup Global Markets	$13,209,840
	Goldman Sachs	$2,378,880
	Merrill Lynch	$686,176
	Morgan Stanley	$2,337,504
	Bank of America	$5,284,783
	JP Morgan	$3,097,380
U.S. Value Fund	Lehman Brothers	$0
	Citigroup Global Markets	$1,859,760
	Morgan Stanley	$0
	Bank of America	$1,110,543
U.S. Intrinsic Value Fund	Lehman Brothers	$0
	Morgan Stanley	$786,660
	Citigroup Global Markets	$1,622,880
	Goldman Sachs	$181,440
	Merrill Lynch	$175,182
	JP Morgan	$359,632
	Bank of America	$812,699
U.S. Growth Fund	Lehman Brothers	$0
	Goldman Sachs	$4,636,800
	Merrill Lynch	$0
	Morgan Stanley	$2,861,944
	JP Morgan	$2,889,900
U.S. Small/Mid Cap Value Fund	Jeffries & Co.	$127,135
U.S. Small/Mid Cap Growth Fund	Jeffries & Co.	$59,510
	Knight Securities	$53,754
Tax-Managed U.S. Equities Fund	Lehman Brothers	$0
	Goldman Sachs	$1,391,040
	Citigroup Global Markets	$4,677,120
	Merrill Lynch	$619,232
	Bank of America	$1,668,943
	Morgan Stanley	$719,232
Tax-Managed Small/Mid Cap Fund	Jeffries & Co.	$73,035
International Core Equity Fund	Nomura Securities	$3,412,035

		Aggregate Value of Holdings
Name of Fund	Name of Broker or Dealer	as of February 28, 2007
International Growth Equity Fund	UBS Warburg LLC	$9,299,022
	Nomura Securities	$6,413,322
Global Growth Fund	Goldman Sachs	$362,880
	Morgan Stanley	$262,220
	Lehman Brothers	$175,920
	Merrill Lynch	$209,200
	Bear Stearns	$91,344
Developed World Stock Fund	Citigroup	$710,640
	Goldman Sachs	$1,673,280
	Morgan Stanley	$1,715,668
	Lehman Brothers	$410,480
	Bear Stearns	$563
	Merrill Lynch	$619,232
Foreign Fund	Dresdner Kleinwort	$125,016,195
	UBS Warburg LLC	$28,982,828
	Deutsche Bank	$21,214,203
Emerging Markets Fund	Itau Securities Inc.	$174,384,744
	Santander Investment	$5,142,704
	Samsung Securities	$0
Emerging Countries Fund	Itau Securities Inc.	$2,607,845
	Santander Investment	$690,200
Emerging Markets	Banco Santander Cent Hisp	$2,528,322
Opportunities Fund	Itau Securities Inc.	$4,770,413
Tax-Managed International Equities Fund	UBS Warburg LLC	$3,232,673
Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker/dealer or its affiliates and a Fund, the Manager or the Fund’s distributor, all of the Funds may refrain, or be required to refrain, from engaging in principal trades with such broker/dealer. Additionally, the Funds may be restricted in their ability to purchase securities issued by affiliates of the Funds’ distributor.
PROXY VOTING POLICIES AND PROCEDURES
The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust’s proxy voting policy and the Manager’s proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.
The Manager’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust’s website at

www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.
DISCLOSURE OF PORTFOLIO HOLDINGS
The policy of the Trust is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.
Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies and, therefore, potentially similar portfolio holdings.
Neither GMO nor any Fund will receive any compensation or other consideration in connection with its disclosure of a Fund’s portfolio holdings.
GMO may disclose a Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents (collectively, “Permitted Recipients”) by means of the GMO website. The Funds’ prospectus describes the type of information disclosed on GMO’s website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email, or by any other means in such scope and form and with such frequency as GMO may reasonably determine, no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund’s prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available) or on the same day as a publicly available, routine filing with the SEC that includes the Portfolio Holdings Information.
To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.
In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings

Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders. GMO will seek to monitor a recipient’s use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.
The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO’s affiliates, the Funds’ custodians and auditors, the Funds’ pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund’s behalf, and persons assisting the Funds in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.
No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.
Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.
If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of a Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust’s Chief Compliance Officer of the potential conflict, and the Trust’s Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s Chief Compliance Officer also is required to report his decision to the Board of Trustees.
GMO periodically reports the following information to the Board of Trustees:
•	Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

•	The nature and scope of disclosure of Portfolio Holdings Information to third parties;

•	Exceptions to the disclosure policy authorized by senior management of GMO; and

•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.
Ongoing Arrangements To Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

Name of Recipient	Funds	Purpose of Disclosure
Investors Bank & Trust Company	U.S. Equity Funds, Fixed Income Funds, and Asset Allocation Funds	Custodial and securities lending services
	All Funds	Compliance testing

Brown Brothers Harriman & Co.	International Equity Funds	Custodial services and compliance testing
	U.S. Equity Funds	Compliance testing

Boston Global Advisors	International Equity Funds	Securities lending services

PricewaterhouseCoopers LLP	All Funds	Independent registered public accounting firm

Institutional Shareholder Services	All Funds	Corporate actions services

Interactive Data	International Equity Funds	Fair value pricing

FactSet	All Funds	Data service provider
Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Funds	Purpose of Disclosure
Epstein & Associates, Inc.	All Funds	Software provider for Code of Ethics monitoring system

Financial Models Company Inc.	All Funds	Recordkeeping system
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. Each Fund is a series of the Trust. The fiscal year for each Fund ends on the last day of February.
Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty-eight series: Tobacco-Free Core Fund; U.S. Quality Equity Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small/Mid Cap Fund; International Intrinsic Value Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Opportunities Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Equity Allocation Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; U.S. Value Fund; Short-Duration Collateral Share Fund; Strategic Fixed Income Fund; International Opportunities Equity Allocation Fund; and Inflation Indexed Plus Bond Fund.
Note that U.S. Core Equity Fund, U.S. Value Fund, U.S. Intrinsic Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, International Core Equity Fund, and International Growth Equity Fund are successors to U.S. Core Fund, Value Fund, Intrinsic Value Fund, Growth Fund, Small/Mid Cap Value Fund, Small/Mid Cap Growth Fund, International Disciplined Equity Fund, and International Growth Fund, respectively (each, a “Predecessor Fund”). Each Predecessor Fund is a former series of GMO Trust.
Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.
The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I

Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.
The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.
On June 4, 2007, the following shareholders held greater than 25% of the outstanding shares of a Fund of the Trust offered in the Prospectus:

Fund	Shareholders
GMO Tobacco-Free Core Fund	Memorial Sloan-Kettering Cancer Center
1275 York Avenue
New York, NY 10021

GMO U.S. Value Fund	Polk Bros Foundation
Attn Theodore S Weymouth
20 West Kinzie Street
Suite 1110
Chicago, IL 60610

Wachovia Bank
FBO Various Ret Plans
Attn: Hal Nagle
1525 West WT Harris Blvd
Charlotte, NC 28288

Fund	Shareholders
GMO U.S. Intrinsic Value Fund	Hopke Partnership
Attn: Jurrien Dean
7422 Hampden Lane
Bethesda, MD 20814

Saturn & Co C/O Investors Bank& Trust
FBO New Balance Foundation
Attn: Mail Stop FPG90
200 Clarendon Street
Boston, MA 02116

GMO U.S. Small/Mid Cap Value	Maine State Retirement System
46 State House Station
Augusta, ME 04333

GMO Real Estate Fund	Mac & Co FBO Princeton
PO Box 534005
Pittsburgh, PA 15253

GMO Tax-Managed U.S Equities Fund	Northern Trust Company Custodian FBO
Edgar M Bronfman Sr.
PO Box 92956
Chicago, IL 60675

Strafe and Co FAO MJH Investments Ltd
Lloyd George
PO Box 160
Westreville, OH 43086

GMO Tax-Managed Small/ Mid Cap Fund	Brown Brothers Harriman & Co
Attn: R&A Investment Fund Global
Distribution
525 Washington Blvd.
Jersey City, NJ 07310

GMO International Core Equity Fund	Asset Allocation Trust
Attn: Carol Kosel, Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

Fund	Shareholders
GMO Global Growth Fund	Lockbox Once LLC
400 Bay Way
San Rafael, CA 94901

Theresa Stone Pan Charitable Remainder
Unitrust
Attn: Theresa Stone Pan CRT 4
1650 Calera Creek Heights Drive
Milpitas, CA 95035

GMO Developed World Stock Fund	Dow Employees Pension Plan
Attn: David R Wisniewski
1320 Waldo Avenue
Dorinco 100
Midland, MI 48642

GMO Currency Hedged International Equity Fund	JP Morgan Chase Bank, As Trustee For
GMAM Group Pension Trust II
Nicole Stephenson
JPMorgan Chase
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245

GMO World Opportunities Equity
Allocation Fund
C/O GMO
40 Rowes Wharf
Boston, MA 02110

GMO Foreign Small Companies Fund	Virginia Retirement System
Attn: Peggy Davis
P.O. Box 2500
Richmond, VA 23218

GMO Emerging Markets Opportunities Fund	Asset Allocation Trust Attn: Carol Kosel, Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

Fund	Shareholders
GMO Domestic Bond Fund	Asset Allocation Trust
Attn: Carol Kosel, Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Core Plus Bond Fund	Asset Allocation Trust
Attn: Carol Kosel, Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Strategic Fixed Income Fund	Asset Allocation Trust
Attn: Carol Kosel, Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Global Bond Fund	Fresno County Employees’
Retirement Association
Roberto Pena
Retirement Administrator
1111 H Street
Fresno, CA 93721

General Retirement System
of the City of Detroit
Attn: Myron Terrell
Assistant Administrative Supervisor
2 Woodward Avenue Suite 908
Detroit, MI 48226

Fund	Shareholders
GMO Short-Duration Collateral Share Fund	The Grantham Foundation for the Protection of the Environment
C/O GMO
40 Rowes Wharf
Boston, MA 02110

Cormorant Fund
Attn: GMO
40 Rowes Wharf
Boston, MA 02110

GMO Inflation Indexed Plus Bond Fund	Asset Allocation Trust
Attn: Carol Kosel, Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Alpha Only Fund	Asset Allocation Trust
Attn: Carol Kosel, Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116
As a result, such shareholders may be deemed to “control” their respective series as such term is defined in the 1940 Act.
As of June 1, 2007, greater than 10% of the following Funds’ shares were held by accounts for which the Manager has investment discretion: U.S. Quality Equity, International Core Equity Fund, Emerging Markets Fund, Emerging Countries Fund, International Bond Fund, Emerging Country Debt Fund, Short-Duration Investment Fund, and World Opportunities Equity Allocation Fund. As of June 1, 2007, a significant portion of the following Funds’ shares were held by accounts for which the Manager has investment discretion: U.S. Core Equity Fund, U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth, Real Estate Fund, International Intrinsic Value Fund, Core Plus Bond Fund, and Currency Hedged International Bond Fund. As of June 1, 2007, substantially all of the following Funds’ shares were held by accounts for which the Manager has investment discretion: International Growth Equity Fund, Currency Hedged International Equity Fund, Emerging Markets Opportunities Fund, Domestic Bond Fund, Strategic Fixed Income Fund, Inflation Indexed Plus Bond Fund, Strategic Opportunities Allocation Fund, Benchmark-Free Allocation Fund, and Alpha Only Fund.

MULTIPLE CLASSES
The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for the various classes of shares offered by a Fund. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts have the same beneficial owner regardless of the legal form of ownership; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and/or the relationship can be serviced from a single geographic location.
VOTING RIGHTS
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.
Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.
SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS’ SHARES
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Core Equity Fund as of June 4, 2007:

Name and Address	% Ownership
Minnesota Mutual Life Insurance Company	7.0
Attn: Kenneth Montague
Securian Financial Group
400 Robert Street North A6-4105
St. Paul, MN 55101
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Core Equity Fund as of June 4, 2007:

Name and Address	% Ownership
Mac & Co Attn: Mutual Funds Operations PO Box 3198 Pittsburgh, PA 15230	19.1

Maine State Retirement System 46 State House Station Augusta, ME 04333	18.1

Teachers’ Retirement System of The City of New York Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041	12.4

Corning Retirement Master Trust Attn: Mr. Robert J Grassi Director Investment Services Corning Inc. One Riverfront Plaza HQ-E2 Corning, NY 14831	10.3

Mac & Co EOG Union Welfare Trust Attn: Susan Testa Mutual Funds Operations PO Box 3198 Pittsburgh, PA 15230	8.7

Screen Actors Guild-Producers Pension Plan Attn: Andrew Loccisano 3601 West Olive Avenue 2nd Floor Burbank, CA 91505	7.8

Conrad N. Hilton Foundation 100 West Liberty Street, Suite 840 Reno, NV 89501	7.1
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the U.S. Core Equity Fund as of June 4, 2007:

Name and Address	% Ownership
NRECA	29.6
Attn: Patricia A. Murphy Investment Division
4301 Wilson Boulevard
RS18 – 305
Arlington, VA 22203

Name and Address	% Ownership
Brown Brothers Harriman & Co Cust FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109	22.7

Asset Allocation Trust Attn: Carol Kosel, Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	16.0

GMO World Opportunities Equity Allocation Fund C/O GMO 40 Rowes Wharf Boston, MA 02110	11.9

GMO Global (U.S.+) Equity Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	7.7

GMO U.S. Equity Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	5.5
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tobacco-Free Core Fund as of June 4, 2007:

Name and Address	% Ownership
Tufts Associated Health Maintenance Organization Inc. Attn: J Andy Hilbert 705 Mount Auburn Street Watertown, MA 02472	33.3

The Boston Foundation Inc. 75 Arlington Street 10th Floor Boston, MA 02116	14.0

State Street as Custodian for Catholic Medical Pension Plan 200 Newport Ave JQB75 North Quincy, MA 02171	11.7

Council for World Mission Attn: Ms. Laiming Wyers IPALO House 32-34 Great Peter Street London, SWIP 2DB, UK	9.6

Name and Address	% Ownership
Bank of America NA Trustee Backus Hosp Retire TR Mutual Fund P.O. Box 831575 Dallas, TX 75283-1575	9.5

State Street as Custodian for Catholic Medical Center 200 Newport Ave JQB75 Attn: Dan Connolly North Quincy, MA 02171	6.5
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Tobacco-Free Core Fund as of June 4, 2007:

Name and Address	% Ownership
Memorial Sloan-Kettering Cancer Center 1275 York Avenue New York, NY 10021	100.0
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Quality Equity Fund as of June 4, 2007:

Name and Address	% Ownership
Gordon and Betty I Moore Foundation Core Fund Attn: Lynda Sullivan The Presidio of San Francisco PO Box 29910 San Francisco, CA 94129	19.5

HYMF Inc. 200 Park Avenue New York, NY 10166	16.2

National Nominees Ltd ATF Sunsuper Attn: Virginia Handreck GPO BOX 1406M Melbourne, Victoria 3001	13.1

The Paul Hamlyn Foundation 18 Queen Annes Gate London SWIH9AA	10.0

The Vanderbilt University Attn: Steve Bachus 2100 West End Avenue Suite 900 Nashville, TN 37203	8.7

Name and Address	% Ownership
Terrebonne Investments LP Attn: Ray L Pinson 201 Main Street Suite 2415 Fort Worth, TX 76102	8.4

Teachers’ Retirement System of The City of New York Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041	6.4

The Northern Trust Company as FBO Lockheed Martin Corp Master Retirement Trust PO Box 92956 Chicago, IL 60675	6.0
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of the U.S. Quality Equity Fund as of June 4, 2007:

Name and Address	% Ownership
Mac And Co FBO Dominion Resources Inc Mutual Funds Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230	32.6

PICTET & CIE for the Benefit of HOV Investments Attn: Executions-Fonds@pictet.com 29 BD Georges-Favon 1204 Geneva, Switzerland 99	19.2

Maine State Retirement System 46 State House Station Augusta, ME 04333	12.3

SEI Private Trust C/O Harris Bank FBO Searle Family-QF Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	10.9

Yale University Retiree Health Benefits Coverage Trust 55 Whitney Avenue New Haven, CT 06511	6.4

Retirement Plan for Staff Employees Of Yale University 55 Whitney Avenue New Haven, CT 06510	5.8

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the U.S. Quality Equity Fund as of June 4, 2007:

Name and Address	% Ownership
Asset Allocation Trust Attn: Carol Kosel, Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	30.5

GMO Global Balanced Asset Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	9.3

University of Pennsylvania Attn: Roberta Bell 3535 Market Street Suite 500 Philadelphia, PA 19104	9.0

Massachusetts Institute of Technology Attn: Stephen J Gorman 238 Main Street Suite 200 Cambridge, MA 02142	7.4

Brown Brothers Harriman & Co CUST FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109	7.2

GMO Benchmark Free Allocation Fund C/O GMO 40 Rowes Wharf Boston, MA 02110	5.5
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Value Fund as of June 4, 2007:

Name and Address	% Ownership
Polk Bros Foundation Attn: Theodore S Weymouth 20 West Kinzie Street Suite 1110 Chicago, IL 60610	79.8

Appalachian Mountain Club Attn: John Griffith 5 Joy Street Boston, MA 02108	10.6
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Intrinsic Value Fund as of June 4, 2007:

Name and Address	% Ownership
Saturn & Co. C/O Investors Bank & Trust FBO New Balance Foundation Attn: Mail Stop FPG90 200 Clarendon Street Boston, MA 02116	55.6

Hopke Partnership Attn: Jurrien Dean 7422 Hampden Lane Bethesda, MD 20814	25.6

Associate Alumnae of Douglass College Attn: Rachel Ingber, Executive Director 181 Ryders Lane New Brunswick, NJ 08901	12.6
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Growth Fund as of June 4, 2007:

Name and Address	% Ownership
The Northern Trust Company, Trustee of the Aerospace Corporation Employees Retirement Plan Trust Attn: Mutual Funds P.O. Box 92956 Chicago, IL 60675	25.5

Moses H Cone Memorial Hospital Attn: Elizabeth S Ward 1200 North Elm Street Greensboro, NC 27401	22.3

Name and Address	% Ownership
Northern Trust as Custodian FBO Provena Pension Fund Account PO Box 92956 Chicago, IL 60675	16.5

Anderson 401K Plan 100 Fourth Avenue North Bayport, MN 55003	15.9

Provena Health Operating Investment Fund Attn: Patrick Quinn 9223 West Street Francis Road Frankfort, IL 60423	9.6
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Small/Mid Cap Value Fund as of June 4, 2007:

Name and Address	% Ownership
Maine State Retirement System 46 State House Station Augusta, ME 04333	27.1

Union Bank and Trust Nominee FBO SD Transit Corp PO Box 85484 San Diego, CA 92186	20.7

State Street Bank & Trust Co CUST Maine General Health Endowment Attn: Christina Carpenter State Street Bank Trust 805 Pennsylvania Avenue 5th Floor Tower 2 Kansas City, MO 64105	11.2

State Street Bank & Trust Co TR Maine General Health System Pension Plan Attn: Christina Carpenter State Street Bank Trust 805 Pennsylvania Avenue 5th Floor Tower 2 Kansas City, MO 64105	7.6

GMO U.S. Equity Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	7.2
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Small/Mid Cap Growth Fund as of June 4, 2007:

Name and Address	% Ownership
Basellandschaftliche Pensionskasse Attn: Roland Weiss CIO Arisdorferstrasse 2 CH-4410, Liestal, Switzerland	25.1

Mac & Co Canterbury Trust Mutual Funds Operations PO Box 3198 Pittsburgh, PA 15230	20.0

GMO U.S. Equity Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	16.7

World Wildlife Fund Inc. Attn: Maynard Davis, Treasury Manager 1250 24th Street N.W. Washington, DC 20037	9.1

Surdna Foundation Inc Global AA Attn: Mark De Venoge 330 Madison Avenue 30th Floor New York, NY 10017	5.8

Mac & Co FBO Princeton PO Box 534005 Pittsburgh, PA 15253	5.5
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Real Estate Fund as of June 4, 2007:

Name and Address	% Ownership
Mac & Co FBO Princeton PO Box 534005 Pittsburgh, PA 15253	49.1

Mac & Co Canterbury Trust Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230	22.8

Batterymarch Trust II C/O GMO 40 Rowes Wharf Boston, MA 02110	15.0

Name and Address	% Ownership
Producer-Writers Guild of America Pension Plan Attn: Terrence L Young 1015 N Hollywood Way Burbank, CA 91050	6.1
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed U.S. Equities Fund as of June 4, 2007:

Name and Address	% Ownership
Northern Trust Company Custodian FBO Edgar Bronfman Sr. P.O. Box 92956 Chicago, IL 60675	40.4

Strafe & Co. FAO MJH Investments LTD Lloyd George PO Box 160 Westreville, OH 43086	26.8

Alexander Family Trust C/O Groves-Alexander 700 North St. Mary’s Street #1200 San Antonio, TX 78205	8.8

SEI Private Trust C/O Mellon Bank FBO Princeton One Freedom Valley Drive Oaks, PA 19456	5.9
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed Small/Mid Cap Fund as of June 4, 2007:

Name and Address	% Ownership
Brown Brothers Harriman & Co Attn: R&A Investment Fund Global Distribution 525 Washington BLVD Jersey City, NY 07310	28.4

Camass Investments, LLC Attn: Stephen Schutz 2525 Arapahoe Avenue Suite E-4, PMB317 Boulder, CO 80302	23.9

Name and Address	% Ownership
Richard Geary 1211 SW 5th Avenue Suite 2980 Portland, OR 97204	15.0

Syzygy Services, LLC Attn: Austin D Hart PO Box 988 209 Battery Street Burlington, VT 05401	13.7

Strafe & Co. FBO John G Stoll – Residuary TUW P.O. Box 160 Westerville, OH 43086-0160	8.4
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Core Equity Fund as of June 4, 2007:

Name and Address	% Ownership
Minnesota Mutual Life Insurance Company Attn: Kenneth Montague Securian Financial Group 400 Robert Street North A6-4105 St. Paul, MN 55101	34.1

State Street Bank & Trust Co as Trustee of Ivensys Master Retirement Trust Attn: Ms. Helen Levine 100 Plaza One Jersey City, NJ 07311	11.3

The Northern Trust Company as Custodian FBO Nathan Cummings Foundation GMO Intl PO Box 92956 Chicago, IL 60675	6.7

DePaul University Attn: Robert Kozoman 1 E Jackson BLVD Suite-CNA 1920 Chicago, IL 60604	6.4
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Core Equity Fund as of June 4, 2007:

Name and Address	% Ownership
The Paul Hamlyn Foundation Attn: JR Sheldon 18 Queen Annes Gate London SWIH 9AA	32.4

UMWA 1974 Pension Trust Attn: Mathann Purvis 2121 K Street NW Suite 350 Washington, DC 20037	17.3

Teachers’ Retirement System of the City of New York Attn: Azmy Salib 55 Water Street, 16th Floor New York, NY 10041	16.4

Maine State Retirement System 46 State House Station Augusta, ME 04333	13.0

The Hershey Foods Corporation Master Retirement Trust Attn: James G Nolan 100 Crystal A Drive Hershey, PA 17033	11.6

The Vanderbilt University Attn: Steve Bachus 2100 West End Avenue Suite 900 Nashville, TN 37203	6.6
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the International Core Equity Fund as of June 4, 2007:

Name and Address	% Ownership
Asset Allocation Trust Attn: Carol Kosel, Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	50.1

Mellon Trust of NE N.A. for the Benefit of Texas County and District Retirement System 135 Santilli Highway (Mellon) Everett, MA 02149	13.3

GMO Global Balanced Asset Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	12.6

Name and Address	% Ownership
Mac & Co FBO Siemens Corporation Mutual Funds Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230	7.3

Mac & Co FBO Siemens Corporation Mutual Funds Operations P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	7.1

Praxiar Pension Plan Attn: Vipin Sher 39 Old Ridebury Road Danbury, CT 06810	6.0
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the International Intrinsic Value Fund as of June 4, 2007:

Name and Address	% Ownership
Western Washington Laborers Employers Pension Trust Attn: John Pfeiffer SR Bookkeeper 201 Queen Anne Ave N Suite 100 Seattle, WA 98109	5.6
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Intrinsic Value Fund as of June 4, 2007:

Name and Address	% Ownership
State Street Bank & Trust Cust Goldman Sachs & Co Profit Sharing Trust State Street Bank And Trust 180 Maiden lane 24th Floor New York, NY 10038	9.2

Charles Schwab & Co Inc Special Custody Account for Exclusive Benefit of Customers 101 Montgomery Street Attn: Mutual Funds San Francisco, CA 94104	6.3

Name and Address	% Ownership
State Street as Trustee for the EDS 401K Plan 105 Rosemont Ave Westwood, MA 02090	5.7
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Intrinsic Value Fund as of June 4, 2007:

Name and Address	% Ownership
Asset Allocation Trust Attn: Carol Kosel, Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	18.9

Brown Bothers Harriman & Co CUST FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109	8.3

GMO International Equity Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	6.6

Contra Costa County Employees Retirement Association Attn: Rick Koehler 1355 Willow Way Suite 221 Concord, CA 94520	6.4

Steven Soares State Street Bank & Trust Lafayette Corporation Center 2 Avenue De Lafayette LCC2 Boston, MA 02111-2900	6.1

GMO Global Balanced Asset Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	6.1

GMO International Opportunities Equity Allocation Fund C/O GMO 40 Rowes Wharf Boston, MA 02110	5.5

Name and Address	% Ownership
GMO World Opportunities Equity Allocation Fund C/O GMO 40 Rowes Wharf Boston, MA 02110	5.3
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Growth Equity Fund as of June 4, 2007:

Name and Address	% Ownership
The Elizabeth Gamble Deaconess Home Association (Restricted) Attn: Robert W Scudder 2139 Auburn Avenue Cincinnati, OH 45219	5.4
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Growth Equity Fund as of June 4, 2007:

Name and Address	% Ownership
Asset Allocation Trust Attn: Carol Kosel, Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	29.9

Brown Brothers Harriman & Co CUST FBO GMO Alpha Only Fund Attn: Global Settlement Harold Robinson 40 Water Street Boston, MA 02109	13.0

GMO International Equity Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	10.3

GMO Global Balanced Asset Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	9.5

Name and Address	% Ownership
GMO International Opportunities Equity Allocation Fund C/O GMO 40 Rowes Wharf Boston, MA 02110	8.7

GMO World Opportunities Equity Allocation Fund C/O GMO 40 Rowes Wharf Boston, MA 02110	8.3
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Growth Fund as of June 4, 2007:

Name and Address	% Ownership
Theresa Stone Pan Charitable Remainder Unitrust IV U/A STS 12/15/99 Attn: Theresa Stone PAN CRT 4 1650 Calera Creek Heights Drive Milpitas, CA 95035	49.8

Lockbox One LLC 400 Bay Way San Rafael, CA 94901	48.8
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Developed World Stock Fund as of June 4, 2007:

Name and Address	% Ownership
Baystate Health Inc. Attn: Treasury Services 4th Floor 759 Chestnut Street Springfield, MA 01199	17.8

Baystate Health Inc. Pension Trust Attn: Treasury Services 4th Floor 759 Chestnut Street Springfield, MA 01199	17.0

Irving Oil Limited Master Trust Attn: Jim MacGillivray 10 Sydney Street P.O. Box 1421 Saint John, New Brunswick, E2L4K1 99	12.9

Name and Address	% Ownership
Calgary Olympic Development Association Attn: Bob Reekie 85 Canada Olympic Road SW Calgary, Alberta, Canada, T3B5RS 99	12.0

Stiftung Auffangeinrichtung BVG Attn: Niko Spanudakis Zurlindenstrasse 49 CH – 8003, Zurich, Switzerland 99	11.0

Pension Plan for Clergy and Lay Workers of The Evangelical Lutheran Church in Canada Member Accumulation Account 302-393 Portage Avenue Winnipeg Manitoba, Canada R3B3H6 99	9.8

IAM Labour-Management Pension Fund Canada Registration Attn: Donald Belton 441 Maclaren Street Suite 240 99	5.1
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Developed World Stock Fund as of June 4, 2007:

Name and Address	% Ownership
Dow Employees Pension Plan Attn: David R Wisniewski 1320 Waldo Avenue Dorinco 100 Midland, MI 48642	77.7

Union Carbide Employees Pension Plan Attn: David R Wisniewski 1320 Waldo Avenue Dorinco 100 Midland, MI 48642	28.3
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Equity Fund as of June 4, 2007:

Name and Address	% Ownership
GMO World Opportunities Equity Allocation Fund C/O GMO 40 Rowes Wharf Boston, MA 02110	28.8

JPMorgan Chase Bank, as Trustee for GMAM Group Pension Trust II Nicole Stephenson JPMorgan Chase 3 Chase Metrotech Center, 5th floor Brooklyn, NY 11245	27.1

Inova Heath System Attn: Amber Stenger 2990 Telestar Court Falls Church, VA 22042	7.1

Screen Actors Guild-Producers Pension Plan Attn: Andrew Loccisano 3601 West Olive Avenue 2nd Floor Burbank, CA 91505	6.9

GMO Global (U.S.+) Equity Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	5.9

Sonoma County Employees Retirement Association Attn: Cathy Lanz and Gary Bei 433 Aviation Boulevard Santa Rosa, CA 95403	5.6
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Fund as of June 4, 2007:

Name and Address	% Ownership
Mac & Co FBO Makena Cap Holding Attn: Mutual Funds Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230	6.2
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Fund as of June 4, 2007:

Name and Address	% Ownership
The Regents of the University of California Paula Ferreira 1111 Broadway Suite 1400 Oakland, CA 94607	20.4

Nebraska Investment Council Attn: Joseph P Jurich 941 “O” Street Suite 500 Lincoln, NE 68508	13.9

Gordon E and Betty I Moore Foundation Foreign Fund Attn: Lynda Sullivan The Presidio of San Francisco P.O. Box 29910 San Francisco, CA 94129-0910	10.6

Hershey Trust Company Trustee for Milton Hershey School PO Box 445 100 Mansion Road East Hershey, PA 17033	9.1

University of Pennsylvania Attn: Roberta Bell 3535 Market Street Suite 500 Philadelphia, PA 19104-3309	8.8

The University of Chicago Attn: Regina Manikowski 450 N CityFront Plaza Drive Suite 440 Chicago, IL 60611	8.2

Leonardo R Rodriguez Citigroup Global Pension Investments 425 Park Avenue 4th Floor New York, NY 10022	7.8

The J Paul Getty Trust Attn: James M Williams Vice President and Chief Invest Officer 1200 Getty Center Drive Suite 400 Los Angeles, CA 90049	7.4

President and Fellows of Harvard College C/O Harvard Management Company 600 Atlantic Avenue Boston, MA 02210	5.5

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Small Companies Fund as of June 4, 2007:

Name and Address	% Ownership
The Glenmede Trust Company as Trustee of the PEW Memorial Trust Attn: Marie Knuttel 1650 Market Street, Suite 1200 Philadelphia, PA 19103	19.9

San Diego City Employees’ Retirement System (SDCERS) Attn: Ms Robin Oleksow 401 B Street, Suite 400 San Diego, CA 92101	17.3

Northern Trust Company as Trustee FBO FMC Technologies Inc Master Retirement Trust (FORS) Attn: Mutual Fund Ops P.O. Box 92956 Chicago, IL 60675	14.5

Trustees of Dartmouth College Attn: Jonathan King 7 Lebanon Street Suite 305 Hanover, NH 03755	10.4

Baylor University Attn: Jonathan Hook 1311 South 5th Street P.O. Box 97030 Waco, TX 76798	9.0

Citibank NA for the Benefit of The FMC Corp Defined Benefit Retirement Trust Attn: David Humza 111 Wall Street 14th Floor Zone 14 New York, NY 10043	7.0
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Small Companies Fund as of June 4, 2007:

Name and Address	% Ownership
Virginia Retirement System Attn: Peggy Davis P.O. Box 2500 Richmond, VA 23218-2500	73.4

Name and Address	% Ownership
The University of Chicago Attn: Regina Manikowski 450 N Cityfront Plaza Drive Suite 440 Chicago, IL 60611	22.1
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Small Companies Fund as of June 4, 2007:

Name and Address	% Ownership
Cogent Nominees Pty Limited Act New Zealand Superannuation Fund Attn: Guy Hopkins and Cleyde Hazell Level 12 Quay Tower 29 Customs Street West	23.6

The Annie E Casey Foundation Julie Knauer Financial Analyst 701 St Paul Street Baltimore, MD 21202	10.7

Balentine International Equity Fund Select LP Attn: George Chen 3455 Peachtree Road NE Suite 2000 Atlanta, GA 30326	10.1

Anne Arundel County Retirement & Pension System Anne Arundel County Maryland Attn: William Brown, Controller 44 Calvert Street Annapolis, MD 21401	9.5
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Markets Fund as of June 4, 2007:

Name and Address	% Ownership
GMO Emerging Markets Trust Suite 1, Upper Deck, Jones Bay Wharf 26-32 Pirrama Road Pyrmont, NSW 2009, Australia	32.4

Name and Address	% Ownership
International Paper Retirement Plans Mater Trust Attn: Carol Tusch 400 Atlantic Street Stamford, CT 06921	6.9

Missouri State Employees Retirement System Attn: Pat Neylon 907 Wildwood Drive P.O. Box 209 Jefferson City, MO 65102	6.6

The Church Pension Fund Attn: Paul J Brignola 445 Fifth Avenue New York, NY 10016	5.7

Trustees of Columbia University in The City of New York 405 Lexington Avenue 63rd Floor New York, NY 10174	5.3

Mac & Co Attn: Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230	5.0
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of the Emerging Markets Fund as of June 4, 2007:

Name and Address	% Ownership
Steven Soares State Street Bank and Trust Lafayette Corporation Center 2 Avenue De Lafayette LCC2 Boston, MA 02111	22.0

The University of Chicago Attn: Regina Manikowski 450 N. Cityfront Plaza Drive Suite 440 Chicago, IL 60611	19.7

Duke University Long-Term (Endowment) Pool – Emerging C/O Duke Management Company 406 Blackwell Street Suite 300 Durham, NC 27701-3984	10.9

Name and Address	% Ownership
Massachusetts Institute of Technology Attn: Stephen J Gorman 238 Main Street Suite 200 Cambridge, MA 02142	10.5

The Andrew W Mellon Foundation 140 East 62nd Street New York, NY 10021	10.4
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Emerging Markets Fund as of June 4, 2007:

Name and Address	% Ownership
Leland Stanford Junior University II – AA Stanford Management Company Eleanor HSU 2770 Sand Hill Road Menlo Park, CA 94025	11.4

Asset Allocation Trust Attn: Carol Kosel, Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor – Fund Administration Boston, MA 02116	9.6

Washington State Investment Board Attn: Ms Nancy Calkins P.O. Box 40916 2424 Heritage Court SW Olympia, WA 98504	8.0

ExxonMobil Master Pension Trust Attn: Colin J Kerwin 5959 Las Colinas Boulevard Irving, TX 75039	6.3

The William and Flora Hewlett Foundation Attn: Ana Wiechers Marshall Director Investment Research & Public Investment 2121 Sand Hill Road Menlo Park, CA 94025	5.8

Central South East South West Areas Pension Plan C/O Goldman Sachs Asset Management 32 Old Slip New York, NY 10005	5.7

Name and Address	% Ownership
GMO Global Balanced Asset Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	5.6

GMO Benchmark Free Allocation Fund C/O GMO 40 Rowes Wharf Boston, MA 02110	5.3

SEI Private Trust C/O Harris Bank ID 940 FBO Searle Family – EMF Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, PA19456	5.2
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Countries Fund as of June 4, 2007:

Name and Address	% Ownership
Fidelity Investments Institutional Operations Company (FIIOC) as Agent for Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015	18.7

Trust Company of Illinois Attn: Trust Operations 1901 Butterfield Road Suite 1000 Downers Grove, IL 60515	10.3

Wells Fargo Bank NA FBO NPPD Emerging Markets Fund Attn: Mutual Fund OPS P.O. Box 1533 733 Marquette Ave. Minneapolis, MN 55480	7.7

GMO Global Balanced Asset Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	6.8

GMO International Equity Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	5.8

Name and Address	% Ownership
AMA International Equity Master Fund LP Attn: Louise Vadala 3801 PGA Boulevard Suite 555 Palm Beach Gardens, FL 33410	5.8

Balentine International Equity Fund Select LP Attn: George Chen 3455 Peachtree Road NE Suite 2000 Atlanta, GA 30326	5.0
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Markets Opportunities Fund as of June 4, 2007:

Name and Address	% Ownership
Mayor and Burghesses of the London Borough of Tower Hamlets Attn: Jim Rickets Mulberry Place 5 Clove Cresent	7.1

GMO on Behalf of the Rolls Royce Pension Plan C/O GMO 40 Rowes Wharf Boston, MA 02110	6.9

Cumbria Local Government Pension Scheme Attn: Keith Fitzpatrick Cumbria County Council Corporate Finance The Courts Carlisle, UK, Cumbria, CA38NA	6.6

Wendel & Co C/O The Bank of New York Mutual Fund Reorganization Department P.O. Box 1066 Wall Street Station New York, NY 10286	6.3

Kent County Council Attn: Mrs. A Simon Room 3 08 Sessions House County Hall Maidstone, Kent ME141XQ	5.5

Name and Address	% Ownership
United Technologies Corporation Master Retirement Trust Attn: Jason Guthrie Mellon Bank, N.A. One Mellon Center Pittsburgh, PA 15258	5.4

Stitching Pesioenfonds Atos Origin Attn: Rene Upperman Papendorpseweg 93 3528 BJ Utrecht, Netherlands	5.1
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Emerging Markets Opportunities Fund as of June 4, 2007:

Name and Address	% Ownership
Asset Allocation Trust Attn: Carol Kosel, Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	73.1

GMO World Opportunities Equity Allocation Fund C/O GMO 40 Rowes Wharf Boston, MA 02110	12.3

GMO Strategic Balanced Allocation Fund C/O GMO 40 Rowes Wharf Boston, MA 02110	8.2

International Opportunities Equity Allocation Fund C/O GMO 40 Rowes Wharf Boston, MA 02110	6.4
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed International Equities Fund as of June 4, 2007:

Name and Address	% Ownership
Northern Trust Company As Cust FBO The Cheyne Walk Trust Attn: Mutual Funds P.O. Box 92956 Chicago, IL 60675	7.7

The Northern Trust TR Mars Benefit Trust P.O. Box 92956 Chicago, IL 60675	7.3

Hugheson Limited Attn: Charlotte Fenn P.O. Box 705 GT Grand Cayman, Cayman Islands	6.7
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Domestic Bond Fund as of June 4, 2007:

Name and Address	% Ownership
Teachers’ Retirement System of the City of New York Attn: Azmy Salib 55 Water Street 16th Floor New York, NY 10041	58.4

Trust for Millipore Corporation Invested Employee Plans – DBF Attn: Nancy Booth Benefits Manager – Millipore Corporation 290 Concord Road Billerica, MA 01821	20.0

Maine State Retirement System 46 State House Station Augusta, ME 04333	5.7
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Domestic Bond Fund as of June 4, 2007:

Name and Address	% Ownership
Asset Allocation Trust Attn: Carol Kosel, Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	92.8

GMO Global Balanced Asset Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02110	7.2
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Core Plus Bond Fund as of June 4, 2007:

Name and Address	% Ownership
Kansas City, Missouri Employees’ Retirement System-Core Plus Richard G Boersma, Executive Officer City Hall, 414 E. 12th Street 12th Floor Kansas City, MO 64106	29.6

Gencorp Master Retirement Trust % GSAM LP in Capacity of Agent and Fiduciary Manager Attn: Augustin Krisnawahjuesa 32 Old Slip Rd 9th Floor New York, NY 10005	18.3

Maine State Retirement System 46 State House Station Augusta, ME 04333	8.1

Municipal Fire & Police Retirement System of Iowa Attn: Dennis Jacobs 2836 104th Street Des Moines, IA 50322	7.3

Community Foundation of St Joseph County Attn: Anita Echevarria 205 W Jefferson BLVD Suite 400 South Bend, IN 46601	6.6

Name and Address	% Ownership
Fiduciary Trust Co Intl FBO	6.0
Oak Hill GMO Fund
Attn: Scot A Chancy
PO Box 3199
Church Street Station
New York, NY 10008

Wells Fargo Bank N.A. FBO	6.0
McCune Foundation
PO Box 1533
Minneapolis, MN

Mac & Co Canterbury Trust	4.6
Mutual Funds Operations
PO Box 3198
Pittsburg, PA 15230
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Core Plus Bond Fund as of June 4, 2007:

Name and Address	% Ownership
Asset Allocation Trust	47.1
Attn: Carol Kosel, Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Global Balanced Asset Allocation Fund	17.1
GMO LLC
40 Rowes Wharf
Boston, MA 02110

Boston & Co (Verizon-Core Plus)	8.3
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230

JP Morgan Chase Bank, as Trustee for	7.9
GMAM Group Pension Trust II
Nicole Stephenson
JP Morgan Chase
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245

The Northern Trust Company as Trustee	6.6
FBO Mayo Foundation
PO Box 92956
Chicago, IL 60675

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Bond Fund as of June 4, 2007:

Name and Address	% Ownership
Asset Allocation Trust	15.7
Attn: Carol Kosel, Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

University of Southern California	13.5
Attn: Jeffrey Fischer
840 Childs Way BKS 402
Los Angeles, CA 90089

Northern Trust as Trustee FBO	12.9
John Hancock Financial Services, Inc. Pension Plan
PO Box 92956
Chicago, IL 60675

Boston & Co. (Verizon-IBF)	10.6
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230

The Broad Foundation	8.1
Attn: Peter Adamson
10900 Wilshire Blvd 12th Floor
Los Angeles, CA 90024

Emory University Fixed Income	6.7
Attn: Brant Smith
Emory Investment Management
3445 Peachtree Road NE
Suite 330
Atlanta, GA 30326
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Strategic Fixed Income Fund as of June 4, 2007:

Name and Address	% Ownership
The Northern Trust Company as FBO Lockheed	21.5
Martin Corp Master Retirement Trust
PO Box 92956
Chicago, IL 60675

Name and Address	% Ownership
Philips Exeter Academy	12.2
Attn: Joseph E Fellows
20 Main Street
Exeter, NH 03833

United Technologies Corporation	12.0
Master Retirement Trust
Attn: Jason Guthrie
One Mellon Center
Pittsburgh, PA 15258

The Northern Trust Company On Behalf Of	9.4
The Motion Picture Industry Pension Plan
Attn: Ted W Friesen
Public & Taft Hartley Funds
50 South Lasalle Street
Chicago, IL 60675

Municipal Fire & Police Retirement System of Iowa	8.2
Attn: Dennis Jacobs
2836 104th Street
Des Moines, IA 50322

The Edna McConnell Clark Foundation	6.7
Attn: Ralph Stefano Director of Finance
415 Madison Avenue 10th Floor
New York, NY 10017

The Northern Trust Company On Behalf Of	5.5
The Motion Picture Industry Individual Account Plan
Public & Taft Hartley Funds
Attn: Ted W Friesen
50 South Lasalle Street
Chicago, IL 60675
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Strategic Fixed Income Fund as of June 4, 2007:

Name and Address	% Ownership
Asset Allocation Trust	68.2
Attn: Carol Kosel, Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Global Balanced Asset Allocation Fund	14.8
GMO LLC
40 Rowes Wharf
Boston, MA 02110

Name and Address	% Ownership
GMO Benchmark Free Allocation Fund	6.2
C/O GMO
40 Rowes Wharf
Boston, MA 02110

Mac & Co
FBO Bell Atlantic Master Trust Verizon SFIS	5.4
Attn: Mutual Funds Operation
Virginia L Boyle
P.O. Box 3198 525 William Penn Place
Pittsburgh, PA 15230
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Bond Fund as of June 4, 2007:

Name and Address	% Ownership
Fresno County Employees’ Retirement Association	38.3
Roberto Pena, Retirement Administrator
1111 H Street
Fresno, CA 93721

General Retirement System of the City of Detroit	32.3
Attn: Myron Terrell, Assistant Administrative Supervisor
2 Woodward Avenue Suite 908
Detroit, MI 48226

UNC Investment Fund, LLC	5.3
C/O UNC Management Company, Inc.
308 W Rosemary Street, Suite 203
Chapel Hill, NC 27516

The RET TR Fund of Lifeway Christian	5.1
Resources of The Southern Baptist Convention
Attn: Mary Lawrence
Lifeway Christian Resources
One Lifeway Plaza
Nashville, TN 37234

Forrest C and Frances H Lattner FDN	5.0
Attn: Susan Lloyd/Sue Mann
198 NE 6th Avenue
Delray Beach, FL 33483
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Fund as of June 4, 2007:

Name and Address	% Ownership
GMO Strategic Fixed Income Fund	13.3
C/O GMO
40 Rowes Wharf
Boston, MA 02110

CIBC Mellon Trustee — CN General Master Trust Fund	11.6
Attn: LP Constantin Pooled Funds
320 Bay Street, 6th Floor
Toronto, Ontario, Canada, M 5H 416

Boston Safe Deposit & Trust Co. FBO	10.5
The Philips Electronics North America
Corp. Master Retirement Trust
Attn: Eric Sassone Trust Officer
135 Santilli Highway AIM 026 0036
Everett, MA 02149

University of Southern California	8.7
Attn: Jeffery Fischer
840 Childs Way BKS 402
Los Angeles, CA 90089

Funds SA	7.7
Attn: Attilio Lanzilli
Level 12 4S Pirie Street
Adelaide, South Australia, Australia 50

GMO Inflation Index Plus Bond Fund	5.4
C/O GMO
40 Rowes Wharf
Boston, MA 02110
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Country Debt Fund as of June 4, 2007:

Name and Address	% Ownership
State of Wisconsin Investment Board	23.3
(SWIB) Core Trust Fund
Attn: Janice Anderson
P.O. Box 7842
Madison, WI 53707

GMAM Group Pension Trust II	23.2
JP Morgan Chase Bank
Donald E. Johnson
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245

Name and Address	% Ownership
Pension Reserves Investment Trust	16.4
Attn: Stan Mavromates
84 State Street, Suite 250
Boston, MA 02144

San Francisco City & County Retirement System	13.7
Attn: Ted Wong, Head Accountant
30 Van Ness Avenue, Suite 3000
San Francisco, CA 94102
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Short-Duration Investment Fund as of June 4, 2007:

Name and Address	% Ownership
GMO Global Balanced Asset Allocation Fund	18.7
GMO LLC
40 Rowes Wharf
Boston, MA 02110

Beth Abraham Health Services	14.6
Third Party Liability
Attn: Ira Green
C/O Stephen Mann
612 Allerton Avenue
Bronx, NY 10467

Bethco Corporation Synagogue Building Fund	11.0
Attn: Ira Green
C/O Stephen Mann
612 Allerton Avenue
Bronx, NY 10467

Beth Abraham Health Services	10.4
Funded Depreciation
Attn: Ira Green
C/O Stephen Mann
612 Allerton Avenue
Bronx, NY 10467

Beth Israel Nursing Homes Inc D/B/A	7.3
Schnurmacher Nursing Home
Third Party Liability
Attn: Ira Green C/O Stephen Mann
612 Allerton Avenue
Bronx, NY 10467

Name and Address	% Ownership
Berkshire Natural Resources Council Inc	5.7
Attn: Theodore G Ames
20 Bank Row
Pittsfield, MA 01201

Holstein Association USA Inc	5.2
Attn: Barbara M Casna
1 Holstein Place
PO Box 808
Brattleboro, VT 05302
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Short Duration Collateral Share Fund as of June 4, 2007:

Name and Address	% Ownership
Cormorant Fund	43.3
Attn: GMO
40 Rowes Wharf
Boston, MA 02110

The Grantham Foundation for the	35.0
Protection of The Environment
C/O GMO
40 Rowes Wharf
Boston, MA 02110

The Jeremy and Hannelore Grantham Environment Trust	10.6
C/O GMO
40 Rowes Wharf
Boston, MA 02110
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Inflation Indexed Plus Bond Fund as of June 4, 2007:

Name and Address	% Ownership
The Northern Trust Company, Trustee of the Aerospace	33.7
Corporation Employees Retirement Plan Trust
Attn: Mutual Funds
PO Box 92956
Chicago, IL 60675

Phillips Exeter Academy	18.4
Attn: Joseph Fellows
20 Main Street
Exeter, NH 03833

Name and Address	% Ownership
United Technologies Corporation	8.4
Master Retirement Trust
Attn: Jason Guthrie
Mellon Bank, N.A.
One Mellon Center
Pittsburgh, PA 15258

The Edna McConnell Clark Foundation	7.8
Attn: Mr. Ralph Stefano, Director of Finance
415 Madison Ave. 10th Floor
New York, NY 10017

Municipal Fire & Police Retirement	5.7
System of Iowa
Attn: Dennis Jacobs
2836 104th Street
Des Moines, IA 50322
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Inflation Indexed Plus Bond Fund as of June 4, 2007:

Name and Address	% Ownership
Northern Trust as Trustee FBO Lockheed	43.2
Martin Corp Master Retirement Trust
PO Box 92956
Chicago, IL 60675

JP Morgan Chase Bank as Directed	27.5
Trustee for the Corning Retirement Master Trust AA
One Riverfront Plaza
Corning, NY 14831

The Northern Trust Company on Behalf of	15.1
The Motion Picture Industry Pension Plan
Attn: Ted W Friesen
Public & Taft Hartley Funds
50 South Lasalle Street
Chicago, IL 60675

The Northern Trust Company on Behalf of	9.0
The Motion Picture Industry Individual Account Plan
Public & Taft Hartley Plans
Attn: Ted W Friesen
50 South Lasalle Street
Chicago, IL 60675

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class VI Shares of the Inflation Indexed Plus Bond Fund as of June 4, 2007:

Name and Address	% Ownership
Asset Allocation Trust	49.6
Attn: Carol Kosel, Senior Vice President
Evergreen Investment Services Inc.
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116

GMO Global Balanced Asset Allocation Fund	18.3
GMO LLC
40 Rowes Wharf
Boston, MA 02110

GMO Benchmark Free Allocation Fund	12.8
C/O GMO
40 Rowes Wharf
Boston, MA 02110

Mayo Foundation Retirement Trust	6.8
Attn: Rick Haeflinger
200 First Street SW
Rochester, MN 55905

Veba Partnership NLP IIX+	6.6
Attn: Virginia L Boyle
695 Main Street Suite 600
Stamford, CT 06901
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Equity Allocation Fund as of June 4, 2007:

Name and Address	% Ownership
The Board of Trustees of the University of Illinois	22.2
Attn: Janet M. Ford
247 Henry Administration Building
506 South Wright Street
Urbana, IL 61801

Wells Fargo Bank NA FBO Minneapolis	16.9
Police Relief
P.O. Box 1533
Minneapolis, MN 55480

Name and Address	% Ownership
Northern Trust Co. Trustee FBO ABA Pension Attn: Mutual Funds/Special Assets 801 South Canal Chicago, IL 60675	13.7

San Francisco Symphony Attn: Mark Koenig Chief Financial Officer Davies Symphony Hall 201 Van Ness Avenue San Francisco, CA 94102	8.4

U.S. Bank FBO University of Portland GMO Pool Attn: Mutual Fund Dept, Tom Fuller P.O. Box 1787 Milwaukee, WI 53201	8.3

The Northern Trust Company Trustee FBO Newpage Corporation PO Box 92956 Attn: Daily Recon Chicago, IL 60675	7.6

Regime De Retraite Des Employees Et Employees De La Ville De Sherbrooke Attn: MME Patrizia Pessina 145 Wellington Nord Sherbrooke Quebec, CanadaJ1H5C1 99	5.6
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Equity Allocation Fund as of June 4, 2007:

Name and Address	% Ownership
Houston Endowment Inc. 600 Travis Suite 6400 Houston, TX 77002	15.2

Saskatchewan Telecommunications Ms. Alison McKay Pension Plan Manager 2121 Saskatchewan Drive Regina, Saskatchewan S4P 3Y 2 Canada	11.8

Name and Address	% Ownership
Hartford Hospital Attn: John M. Biancamano, Vice President Finance 80 Seymour Street P.O. Box 5037 Hartford, CT 06102	8.3

The Broad Foundation Attn: Peter Adamson 10900 Wilshire Blvd 12th Floor Los Angeles, CA 90024	7.1

The Hershey Foods Corporation Master Retirement Trust International 100 Crystal A Drive Hershey, PA 17033	6.6

Bank of America NA Custodian HARFD Hosp GMO Fund H Attn: MFO P.O. Box 831575 Dallas, TX 75283	5.9
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of International Opportunities Equity Allocation Fund as of June 4, 2007:

Name and Address	% Ownership
McMaster University Master Trust Employees Treasury Operations Attn: Enrico Del Maestro Treasurer 1280 Main Street W Hamilton, Ontario L8S 4L8	17.0

Wells Fargo Bank N.A. as Custodian for The Farm Credit Fund Retirement Group TR 608 2nd Avenue South Minneapolis, MN 55479	13.9

Wells Fargo Bank Minnesota NA Custodian FBO Ameristeel Retirement Plan Master Trust Attn: Ms. Barbara Schmitz Sixth St & Marquette Minneapolis, MN 55479	8.1

Mac & Co Leigh Valley Hospital Non Pension TR Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230	6.8

Name and Address	% Ownership
Mac & Co Leigh Valley Hospital Pension TR Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA15230	6.2

Horizon Healthcare Services Inc D/B/A Horizon BCBS New Jersey Management Employees Retirement Fund Attn: Susan McCarthy 3 Penn Plaza East Newark, NJ 07105	5.6
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global (U.S.+) Equity Fund as of June 4, 2007:

Name and Address	% Ownership
SEI Private Trust Company C/O Mellon Bank FBO Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	18.6

Winchester Medical Center Attn: Craig Lewis Sr., Vice President and CFO 1840 Amherst Street Winchester, VA 22601	17.8

Regime De Retaite Des Employees ET Employees De la Ville De Sherbrooke Attn: MME Patrizia Pessina 145 Wellington Nord Sherbrooke Quebec, Canada J1 H 5C1	8.5

Winchester Regional Health System Retirement Plan Attn: Craig Lewis Sr., Vice President & CFO 1840 Amherst Street Winchester, VA 22601	7.3

The Christy-Houston Foundation Inc. Attn: Robert B. Mifflin 1296 Dow Street Murfreesboro, TN 37130	6.2

Hampden-Sydney College Attn: C. Norman Krueger College Road Post Office Box 127 Hampden-Sydney, VA 23943	5.7

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the World Opportunities Equity Allocation Fund as of June 4, 2007:

Name and Address	% Ownership
The Hershey Foods Corporation Master Retirement Trust Attn: James Nolan 100 Crystal A Drive Hershey, PA 17033	14.5

Grand Lodge of California and Masonic Related Entities Attn: Rick Hutchinson 1111 California Street San Francisco, CA 94108	9.6

Virginia Hospital Center Arlington Health System Attn: Philip W Peck 1701 N George Mason Drive Arlington, VA 22205	8.2

Wells Fargo Bank NA FBO Buck Leonard & Beryl P.O. Box 1533 Minneapolis, MN 55480	7.0

Stitching Bedrijfstakpensioenfonds Voor De Suikerverwerkende Industrie Attn: Me. JG Koolstra MolenWerf 2-8 Amsterdam 1014 Ag	6.5

Health Care Foundation of Greater Kansas City Chief Executive Officer 2700 East 18th Street Suite 220 Kansas City, MO 64127	6.1
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Balanced Asset Allocation Fund as of June 4, 2007:

Name and Address	% Ownership
State Street Bank & Trust Company As Trustee for The Northrop Grumman Defined Contribution Plans Master Trust Attn: Mark Hanna 105 Rosemont Road Westwood, MA 02090	16.1

The Boeing Company Employee Retirement Plans Master Trust Attn: Brad Leak 100 N. Riverside Plaza Chicago, IL 60606	14.4

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Strategic Opportunities Allocation Fund as of June 4, 2007:

Name and Address	% Ownership
The Memorial Foundation Inc. Attn: J.D. Elliot 100 Bluegrass Commons Boulevard Suite 320 Hendersonville, TN 37075	15.8

Indiana State Teachers Retirement Fund Attn: Steffanie Rhinesmith 150 W. Market Street Suite 300 Indianapolis, IN 46204	14.7

Board of Regents of The University of Wisconsin System Attn: Douglas J Hoerr UW System Trust Funds 780 Regent Street Room 221 Madison, WI 53715	10.5

Mac & Co Rozelle NFL Player Retire Plan Attn: Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230	7.6

JP Morgan Chase Custodian For News America Incorporated Master Trust Attn: Dahlia Marshall JP Morgan Chase Custodian 3 Metrotech Center 6th Floor Brooklyn, NY 11245	7.4

Julia Knight The Loomis Chaffee School 4 Batchelder Road Windsor, CT 06095	6.1

Comerica Bank Trustee Under The Consumers Energy Pension Plan Attn: James S Adkins 411 West Lafayette Detroit, MI 48826	6.0

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Benchmark-Free Allocation Fund as of June 4, 2007:

Name and Address	% Ownership
Screen Actors Guild Producers Pension Plan Attn: Andrew Loccisano 3601 West Olive Avenue 2nd Floor Burbank, CA 91505	14.1

The Northern Trust Company As Trustee FBO Olin Pension Plans Master Retirement Trust Attn: Special Assets PO Box 92956 Chicago, IL 60675	9.0

The Ministers and Missionaries Benefit Board of American Baptist Churches Attn: Steven Chin Manager/Investment Analyst 475 Riverside Drive Suite 1700 New York, NY 10115	8.6
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Alpha Only Fund as of June 4, 2007:

Name and Address	% Ownership
The Edna McConnell Clark Foundation Attn: Mr. Ralph Stefano Director of Finance 415 Madison Ave 10th Floor New York, NY 10017	20.0

United Technologies Corporation Master Retirement Trust Attn: Jason Gethrie Mellon Bank, N.A. One Mellon Center Pittsburg, PA 15258	14.4

Maine State Retirement System 46 State House Station Augusta, ME 04333	14.2

Name and Address	% Ownership
Maximilian E & Marion O Hoffman Foundation Attn: Michael Chaho Treasurer & Chief Financial Officer 970 Farmington Ave Suite 203 West Hartford, CT 06107	5.8

The Stupski 1999-1 Charitable Remainder Unitrust 2 Belvedere Place Suite 340 Mill Valley, CA 94941	5.3

Cormorant Fund Attn: GMO 40 Rowes Wharf Boston, MA 02110	5.0
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Alpha Only Fund as of June 4, 2007:

Name and Address	% Ownership
Asset Allocation Trust Attn: Carol Kosel, Senior Vice President Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	50.5

GMO Global Balanced Asset Allocation Fund GMO LLC 40 Rowes Wharf Boston, MA 02210	22.7

GMO Benchmark Free Allocation Fund C/O GMO 40 Rowes Wharf Boston, MA 02110	17.4

Northern Trust as Trustee FBO Lockheed Martin Corporation Master Retirement Trust P.O. Box 92956 Chicago, IL 60675	5.0

OTHER MATTERS
Indian regulators have alleged that Emerging Markets Fund violated certain conditions under which it was granted permission to operate in India and have restricted Emerging Markets Fund’s locally held assets pending resolution of the dispute. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.05% of the Fund’s total assets as of February 28, 2007. The effect of this claim on the value of the restricted assets, and all matters relating to the Fund’s response to these allegations are subject to the supervision and control of the Trust’s Board of Trustees. Emerging Markets Fund’s costs in respect of this matter are being borne by the Fund.
In addition, certain Funds (all of the Fixed Income Funds (except Strategic Fixed Income Fund and Short-Duration Collateral Share Fund), Emerging Markets Fund, and Global (U.S.+) Equity Allocation Fund) (collectively, the “NPF Funds”) have indirect investments in three asset-backed securities (the “NPF Securities”) issued by NPF VI, Inc. and NPF XII, Inc. (the “Issuers”) as a result of the NPF Funds’ holdings in GMO Special Purpose Holding Fund, a series of the Trust offered through a separate private placement memorandum, and/or interests in GMO SPV I, LLC, a special purpose vehicle. The Issuers are special purpose corporations organized and administered by National Premier Financial Services (“NPFS”), a subsidiary of National Century Financial Enterprises (“NCFE”). On November 1, 2002, the Issuers, together with NCFE and NPFS, voluntarily filed petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Ohio (“Bankruptcy Court”). The Trust, on behalf of the GMO Special Purpose Holding Fund, had joined with certain other holders of the NPF Securities in filing an action against NPFS, NCFE, and certain other parties. In April 2004, a plan of liquidation (the “Plan”) was approved by the Bankruptcy Court with respect to NCFE, NPFS, and the Issuers. Under the Plan, GMO SPV I, LLC became eligible to receive, on account of the NPF Securities, one or more cash distributions and interests in certain trusts and/or escrows through which additional distributions subsequently may be received. GMO SPV I, LLC received an initial cash distribution and periodic additional distributions on account of the NPF Securities, the proceeds of which were distributed, less expenses, to holders of GMO SPV I, LLC, including GMO Special Purpose Holding Fund.
In addition, GMO Special Purpose Holding Fund has litigation pending against various entities related to the issuance and default of the NPF Securities. In July 2005 and April 2006, GMO Special Purpose Holding Fund entered into settlement agreements with two of the defendants in the lawsuit and GMO SPV I, LLC received cash settlements in connection therewith, which were distributed to holders of GMO SPV I, LLC, including GMO Special Purpose Holding Fund. Each NPF Fund received a proportionate amount of such cash settlements based on the size of their holdings in GMO Special Purpose Holding Fund or GMO SPV I, LLC, as applicable. The outcome of lawsuits against the remaining defendants is not predictable and any potential recoveries, as of the date of this Statement of Additional Information, have not been reflected in the net asset value of GMO Special Purpose Holding Fund. GMO Special Purpose Holding Fund’s costs in respect of these matters are being treated as “extraordinary expenses” and are being borne by that Fund. The valuation of the NPF Securities and all matters relating to the GMO Special Purpose Holding Fund’s participation in these actions are subject to the supervision and control of the Trust’s Board of Trustees.

FINANCIAL STATEMENTS
The Trust’s audited financial statements, financial highlights, and report of the independent registered public accounting firm of the Funds, included in the Annual Report for the fiscal year ended February 28, 2007 for each Fund and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference. The Funds’ Annual Reports for the fiscal year ended February 28, 2007 were filed electronically with the SEC on Form N-CSR on May 3, 2007 (Accession No. 0001104659-07-035365).

Appendix A
GMO TRUST
SPECIMEN PRICE MAKE-UP SHEETS
Following are computations for each Fund of the total offering price per share of each class of shares of beneficial interest of the Fund that are offered through the Prospectus and that had shares of beneficial interest outstanding as of February 28, 2007, in each case based upon their respective net asset values and shares of beneficial interest outstanding as of the close of business on February 28, 2007.

U.S. Core Equity Fund-Class III
Net Assets at Value (Equivalent to $14.77 per share based on 121,151,737 shares of beneficial interest outstanding)	$1,789,871,973
Offering Price	$14.77
U.S. Core Equity Fund-Class IV
Net Assets at Value (Equivalent to $14.75 per share based on 40,820,184 shares of beneficial interest outstanding)	$602,048,463
Offering Price	$14.75
U.S. Core Equity Fund-Class VI
Net Assets at Value (Equivalent to $14.75 per share based on 248,968,507 shares of beneficial interest outstanding)	$3,671,926,470
Offering Price	$14.75
Tobacco-Free Core Fund-Class III
Net Assets at Value (Equivalent to $12.88 per share based on 14,605,367 shares of beneficial interest outstanding)	$188,133,107
Offering Price	$12.88
Tobacco-Free Core Fund-Class IV
Net Assets at Value (Equivalent to $12.89 per share based on 10,720,217 shares of beneficial interest outstanding)	$138,170,205
Offering Price	$12.89
U.S. Quality Equity Fund-Class III
Net Assets at Value (Equivalent to $21.78 per share based on 72,312,816 shares of beneficial interest outstanding)	$1,575,300,248
Offering Price	$21.78
U.S. Quality Equity Fund-Class IV
Net Assets at Value (Equivalent to $21.80 per share based on 36,718,714 shares of beneficial interest outstanding)	$800,458,047
Offering Price	$21.80
U.S. Quality Equity Fund-Class V
Net Assets at Value (Equivalent to $21.79 per share based on 11,907,954 shares of beneficial interest outstanding)	$259,430,332
Offering Price	$21.79
U.S. Quality Equity Fund-Class VI
Net Assets at Value (Equivalent to $21.79 per share based on 118,782,400 shares of beneficial interest outstanding)	$2,588,116,242
Offering Price	$21.79

Appendix A

U.S. Value Fund-Class III
Net Assets at Value (Equivalent to $10.78 per share based on 2,759,996 shares of beneficial interest outstanding)	$29,759,172
Offering Price	$10.78
U.S. Intrinsic Value Fund-Class III
Net Assets at Value (Equivalent to $9.68 per share based on 3,692,379 shares of beneficial interest outstanding)	$35,726,341
Offering Price	$9.68
U.S. Growth Fund-Class III
Net Assets at Value (Equivalent to $17.24 per share based on 13,024,399 shares of beneficial interest outstanding)	$224,554,060
Offering Price	$17.24
U.S. Small/Mid Cap Value Fund-Class III
Net Assets at Value (Equivalent to $10.01 per share based on 5,839,583 shares of beneficial interest outstanding)	$58,452,124
Offering Price ($10.01 x 100/99.50)*	$10.06
U.S. Small/Mid Cap Growth Fund-Class III
Net Assets at Value (Equivalent to $18.93 per share based on 1,337,075 shares of beneficial interest outstanding)	$25,314,130
Offering Price ($18.93 x 100/99.50)*	$19.03
Real Estate Fund-Class III
Net Assets at Value (Equivalent to $12.87 per share based on 2,926,045 shares of beneficial interest outstanding)	$37,650,256
Offering Price	$12.87
Tax-Managed U.S. Equities Fund-Class III
Net Assets at Value (Equivalent to $13.48 per share based on 8,661,582 shares of beneficial interest outstanding)	$116,724,585
Offering Price	$13.48
Tax-Managed Small/Mid Cap Fund-Class III
Net Assets at Value (Equivalent to $20.12 per share based on 1,184,970 shares of beneficial interest outstanding)	$23,839,341
Offering Price ($20.12 x 100/99.50)*	$20.22
International Core Equity Fund-Class III
Net Assets at Value (Equivalent to $39.38 per share based on 22,290,438 shares of beneficial interest outstanding)	$877,815,710
Offering Price	$39.38
International Core Equity Fund-Class IV
Net Assets at Value (Equivalent to $39.36 per share based on 18,082,415 shares of beneficial interest outstanding)	$711,712,303
Offering Price	$39.36
International Core Equity Fund-Class VI

*	Represents maximum offering price charged on cash purchases based on the Fund’s purchase premium in effect as of February 28, 2007. See “How to Purchase Shares” and “Purchase Premiums and Redemption Fees” in the Prospectus.

Appendix A

Net Assets at Value (Equivalent to $39.35 per share based on 35,017,351 shares of beneficial interest outstanding)	$1,377,828,966
Offering Price	$39.35
International Intrinsic Value Fund-Class II
Net Assets at Value (Equivalent to $34.99 per share based on 16,129,634 shares of beneficial interest outstanding)	$564,440,271
Offering Price	$34.99
International Intrinsic Value Fund-Class III
Net Assets at Value (Equivalent to $35.28 per share based on 76,615,895 shares of beneficial interest outstanding)	$2,703,050,122
Offering Price	$35.28
International Intrinsic Value Fund-Class IV
Net Assets at Value (Equivalent to $35.26 per share based on 129,485,849 shares of beneficial interest outstanding)	$4,566,105,706
Offering Price	$35.26
International Growth Equity Fund-Class III
Net Assets at Value (Equivalent to $31.37 per share based on 30,293,423 shares of beneficial interest outstanding)	$950,332,372
Offering Price	$31.37
International Growth Equity Fund-Class IV
Net Assets at Value (Equivalent to $31.38 per share based on 91,287,768 shares of beneficial interest outstanding)	$2,864,791,168
Offering Price	$31.38
Global Growth Fund-Class III
Net Assets at Value (Equivalent to $24.59 per share based on 2,855,915 shares of beneficial interest outstanding)	$70,224,669
Offering Price ($24.59 x 100/99.70)*	$24.66
Developed World Stock Fund-Class III
Net Assets at Value (Equivalent to $24.58 per share based on 11,492,498 shares of beneficial interest outstanding)	$282,446,025
Offering Price ($24.58 x 100/99.70)*	$24.65
Developed World Stock Fund-Class IV
Net Assets at Value (Equivalent to $24.59 per share based on 8,536,191 shares of beneficial interest outstanding)	$209,937,495
Offering Price ($24.59 x 100/99.70)*	$24.66
Currency Hedged International Equity Fund-Class III
Net Assets at Value (Equivalent to $7.45 per share based on 30,474,431 shares of beneficial interest outstanding)	$227,096,243
Offering Price	$7.45
Foreign Fund-Class II
Net Assets at Value (Equivalent to $18.56 per share based on 54,843,810 shares of beneficial interest outstanding)	$1,018,021,149

*	Represents maximum offering price charged on cash purchases based on the Fund’s purchase premium in effect as of February 28, 2007. See “How to Purchase Shares” and “Purchase Premiums and Redemption Fees” in the Prospectus.

Appendix A

Offering Price	$18.56
Foreign Fund-Class III
Net Assets at Value (Equivalent to $18.64 per share based on 244,515,871 shares of beneficial interest outstanding)	$4,556,741,812
Offering Price	$18.64
Foreign Fund-Class IV
Net Assets at Value (Equivalent to $18.64 per share based on 183,681,486 shares of beneficial interest outstanding)	$3,424,024,145
Offering Price	$18.64
Foreign Small Companies Fund-Class III
Net Assets at Value (Equivalent to $18.38 per share based on 20,432,056 shares of beneficial interest outstanding)	$375,564,695
Offering Price	$18.38
Foreign Small Companies Fund-Class IV
Net Assets at Value (Equivalent to $18.39 per share based on 40,281,503 shares of beneficial interest outstanding)	$740,871,776
Offering Price	$18.39
International Small Companies Fund-Class III
Net Assets at Value (Equivalent to $12.22 per share based on 70,097,644 shares of beneficial interest outstanding)	$856,470,664
Offering Price ($12.22 x 100/99.40)*	$12.29
Emerging Markets Fund-Class III
Net Assets at Value (Equivalent to $20.67 per share based on 206,871,015 shares of beneficial interest outstanding)	$4,276,781,770
Offering Price ($20.67 x 100/99.20)*	$20.84
Emerging Markets Fund-Class IV
Net Assets at Value (Equivalent to $20.62 per share based on 126,052,367 shares of beneficial interest outstanding)	$2,599,002,378
Offering Price ($20.62 x 100/99.20)*	$20.79
Emerging Markets Fund-Class V
Net Assets at Value (Equivalent to $20.61 per share based on 32,999,195 shares of beneficial interest outstanding)	$679,987,579
Offering Price ($20.61 x 100/99.20)*	$20.78
Emerging Markets Fund-Class VI
Net Assets at Value (Equivalent to $20.63 per share based on 248,022,189 shares of beneficial interest outstanding)	$5,116,564,629
Offering Price ($20.63 x 100/99.20)*	$20.80
Emerging Countries Fund-Class III
Net Assets at Value (Equivalent to $16.04 per share based on 21,149,718 shares of beneficial interest outstanding)	$339,268,311
Offering Price	$16.04

*	Represents maximum offering price charged on cash purchases based on the Fund’s purchase premium in effect as of February 28, 2007. See “How to Purchase Shares” and “Purchase Premiums and Redemption Fees” in the Prospectus.

Appendix A

Emerging Markets Opportunities Fund[1] — Class III
Net Assets at Value (Equivalent to $11.36 per share based on 25,720,381 shares of beneficial interest outstanding)	$292,122,874
Offering Price ($11.36 x 100/99.50)*	$11.42
Emerging Markets Opportunities Fund[1] – Class VI
Net Assets at Value (Equivalent to $11.38 per share based on 47,408,402 shares of beneficial interest outstanding)	$539,644,953
Offering Price ($11.38 x 100/99.50)*	$11.44
Tax-Managed International Equities Fund-Class III
Net Assets at Value (Equivalent to $20.76 per share based on 53,235,850 shares of beneficial interest outstanding)	$1,105,264,096
Offering Price	$20.76
Domestic Bond Fund-Class III
Net Assets at Value (Equivalent to $9.81 per share based on 9,598,038 shares of beneficial interest outstanding)	$94,158,893
Offering Price	$9.81
Domestic Bond Fund-Class VI
Net Assets at Value (Equivalent to $9.82 per share based on 33,373,387 shares of beneficial interest outstanding)	$327,796,229
Offering Price	$9.82
Core Plus Bond Fund-Class III
Net Assets at Value (Equivalent to $10.49 per share based on 17,824,189 shares of beneficial interest outstanding)	$187,044,723
Offering Price	$10.49
Core Plus Bond Fund-Class IV
Net Assets at Value (Equivalent to $10.50 per share based on 207,811,444 shares of beneficial interest outstanding)	$2,182,617,986
Offering Price	$10.50
International Bond Fund-Class III
Net Assets at Value (Equivalent to $9.73 per share based on 46,200,124 shares of beneficial interest outstanding)	$449,478,265
Offering Price	$9.73
Strategic Fixed Income Fund-Class III
Net Assets at Value (Equivalent to $25.22 per share based on 8,998,425 shares of beneficial interest outstanding)	$226,916,548
Offering Price	$25.22
Strategic Fixed Income Fund-Class VI
Net Assets at Value (Equivalent to $25.22 per share based on 88,206,249 shares of beneficial interest outstanding)	$2,224,310,104
Offering Price	$25.22
Currency Hedged International Bond Fund-Class III

*	Represents maximum offering price charged on cash purchases based on the Fund’s purchase premium in effect as of February 28, 2007. See “How to Purchase Shares” and “Purchase Premiums and Redemption Fees” in the Prospectus.
[1]	Effective June 30, 2007 GMO Emerging Markets Quality Fund was renamed GMO Emerging Markets Opportunities Fund.

Appendix A

Net Assets at Value (Equivalent to $9.21 per share based on 29,812,143 shares of beneficial interest outstanding)	$274,421,742
Offering Price	$9.21
Global Bond Fund-Class III
Net Assets at Value (Equivalent to $8.92 per share based on 20,783,097 shares of beneficial interest outstanding)	$185,321,256
Offering Price	$8.92
Emerging Country Debt Fund-Class III
Net Assets at Value (Equivalent to $10.73 per share based on 81,710,603 shares of beneficial interest outstanding)	$876,598,159
Offering Price ($10.73 x 100/99.50)*	$10.78
Emerging Country Debt Fund-Class IV
Net Assets at Value (Equivalent to $10.73 per share based on 186,083,440 shares of beneficial interest outstanding)	$1,996,230,287
Offering Price ($10.73 x 100/99.50)*	$10.78
Short-Duration Investment Fund-Class III
Net Assets at Value (Equivalent to $8.93 per share based on 3,508,370 shares of beneficial interest outstanding)	$31,314,726
Offering Price	$8.93
Short-Duration Collateral Share Fund-Class III
Net Assets at Value (Equivalent to $25.05 per share based on 1,619,295 shares of beneficial interest outstanding)	$40,562,882
Offering Price	$25.05
Short-Duration Collateral Share Fund-Class VI [2]
Net Assets at Value (Equivalent to $25.03 per share based on 996,123 shares of beneficial interest outstanding)	$24,932,371
Offering Price	$25.03
Inflation Indexed Plus Bond Fund-Class III
Net Assets at Value (Equivalent to $25.47 per share based on 10,214,712 shares of beneficial interest outstanding)	$260,204,957
Offering Price	$25.47
Inflation Indexed Plus Bond Fund-Class IV
Net Assets at Value (Equivalent to $25.48 per share based on 3,720,572 shares of beneficial interest outstanding)	$94,783,190
Offering Price	$25.48
Inflation Indexed Plus Bond Fund-Class VI
Net Assets at Value (Equivalent to $25.48 per share based on 73,593,375 shares of beneficial interest outstanding)	$1,874,841,375
Offering Price	$25.48
U.S. Equity Allocation Fund-Class III

*	Represents maximum offering price charged on cash purchases based on the Fund’s purchase premium in effect as of February 28, 2007. See “How to Purchase Shares” and “Purchase Premiums and Redemption Fees” in the Prospectus.

[2]	Information provided as of the close of business February 26, 2007, the last date of the fiscal year that Class VI shares of the Fund were outstanding.

Appendix A

Net Assets at Value (Equivalent to $6.38 per share based on 23,409,814 shares of beneficial interest outstanding)	$149,312,063
Offering Price ($6.38 x 100/99.97)*	$6.38
International Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $17.96 per share based on 42,235,681 shares of beneficial interest outstanding)	$758,757,106
Offering Price ($17.96 x 100/99.85)*	$17.99
International Opportunities Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $22.16 per share based on 19,878,751 shares of beneficial interest outstanding)	$440,431,497
Offering Price ($22.16 x 100/99.97)*	$22.17
Global (U.S.+) Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $11.96 per share based on 29,621,353 shares of beneficial interest outstanding)	$354,236,251
Offering Price ($11.96 x 100/99.90)*	$11.97
World Opportunities Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $24.25 per share based on 37,214,716 shares of beneficial interest outstanding)	$902,323,990
Offering Price ($24.25 x 100/99.96)*	$24.26
Global Balanced Asset Allocation Fund-Class III
Net Assets at Value (Equivalent to $12.01 per share based on 256,407,096 shares of beneficial interest outstanding)	$3,079,163,764
Offering Price ($12.01 x 100/99.91)*	$12.02
Strategic Opportunities Allocation Fund-Class III
Net Assets at Value (Equivalent to $23.71 per share based on 22,329,043 shares of beneficial interest outstanding)	$529,374,416
Offering Price ($23.71 x 100/99.95)*	$23.72
Benchmark-Free Allocation Fund-Class III
Net Assets at Value (Equivalent to $26.92 per share based on 48,159,967 shares of beneficial interest outstanding)	$1,296,396,449
Offering Price ($26.92 x 100/99.76)*	$26.98
Alpha Only Fund-Class III
Net Assets at Value (Equivalent to $10.42 per share based on 15,992,972 shares of beneficial interest outstanding)	$166,625,665
Offering Price ($10.42 x 100/99.91)*	$10.43
Alpha Only Fund-Class IV
Net Assets at Value (Equivalent to $10.41 per share based on 162,645,121 shares of beneficial interest outstanding)	$1,693,792,943
Offering Price ($10.41 x 100/99.91)*	$10.42

*	Represents maximum offering price charged on cash purchases based on the Fund’s purchase premium in effect as of February 28, 2007. See “How to Purchase Shares” and “Purchase Premiums and Redemption Fees” in the Prospectus.

Appendix B
COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
Commercial Paper Ratings
Commercial paper ratings of Standard & Poor’s are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor’s indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor’s indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.
Corporate Debt Ratings
Standard & Poor’s. A Standard & Poor’s corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor’s for corporate debt:
AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A — Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C — The rating C is reserved for income bonds on which no interest is being paid.
D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s. The following is a summary of the ratings used by Moody’s for corporate debt:
Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa — Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be

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characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Should no rating be assigned by Moody’s, the reason may be one of the following:
1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed in which case the rating is not published in Moody’s publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

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Appendix C
GMO TRUST
PROXY VOTING POLICY
I. Statement of Policy
GMO Trust (the “Fund”) delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).
Therefore, the Board of Trustees (the “Board”) of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Fund when exercising voting authority on behalf of the Fund.
II. Standard
The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.
III. Review of Proxy Voting Procedures
The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.
The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.
The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
IV. Disclosure
The following disclosure shall be provided:
A.	The Adviser shall make available its proxy voting records, for inclusion in the Fund’s Form N-PX.

B.	The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR or the statement of additional information.

C.	The Adviser shall cause the Fund’s shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund’s web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund’s web site.

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Appendix C
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
GMO AUSTRALASIA LLC
(TOGETHER “GMO”)
PROXY VOTING POLICIES AND PROCEDURES
Effective June 15, 2007
I. Introduction and General Principles
GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.
GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.
II. Proxy Voting Guidelines
GMO has engaged Institutional Shareholder Services, Inc. (“ISS”) as its proxy voting agent to:
(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

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Proxies generally will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current domestic and global ISS proxy voting guidelines are attached to these Proxy Voting Policies and Procedures as Exhibit A. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit B. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit B to these Proxy Voting Policies and Procedures will be made available for clients.
Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.
III. Proxy Voting Procedures
GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

1.	Implementing and updating the applicable domestic and global ISS proxy voting guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit B hereto;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.
There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.
IV. Conflicts of Interest
As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

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In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.
In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:
1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.
V. Recordkeeping
GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:
(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which ISS maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.
Such proxy voting records shall be maintained for a period of five years.
VI. Reporting
GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted

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Appendix C
proxies in a manner inconsistent with the proxy voting guidelines described in Section II, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.
VII. Disclosure
Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

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Appendix C
Exhibit A
Concise Summary of ISS 2007 Proxy Voting Guidelines
Effective for Meetings Feb. 1, 2007
Updated Dec. 15, 2006
1. Auditors
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services (“Other” fees) are excessive.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves;

•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.
WITHHOLD from individual directors who:

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Appendix C
•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.
WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

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Appendix C
WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•	A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

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Appendix C
•	Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
–	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

–	Serving as liaison between the chairman and the independent directors,

–	Approving information sent to the board,

–	Approving meeting agendas for the board,

–	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

–	Having the authority to call meetings of the independent directors,

–	If requested by major shareholders, ensuring that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers*.

*	Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

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Appendix C
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
4. Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

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Appendix C
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
5. Mergers and Corporate Restructurings
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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Appendix C
•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6. State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.
In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company’s performance, and whether the company’s ongoing use of shares has shown prudence.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

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Appendix C
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
8. Executive and Director Compensation
Poor Pay Practices
WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:
•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

•	Huge bonus payouts without justifiable performance linkage or proper disclosure;

•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

•	Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

•	Excessive severance provisions (e.g., including excessive change in control payments);

•	Change in control payouts without loss of job or substantial diminution of job duties;

•	Internal pay disparity;

•	Options backdating (covered in a separate policy); and
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

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Appendix C
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.
Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:
–	A minimum vesting of three years for stock options or restricted stock; or

–	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
–	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

–	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Employee Stock Purchase Plans—Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85% of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

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Appendix C
Employee Stock Purchase Plans—Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value;

•	No discount on the stock price on the date of purchase, since there is a company matching contribution.
Options Backdating
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

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Appendix C
•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
9. Corporate Responsibility
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.
Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.
Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

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Appendix C
Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company has not disclosed an environmental risk report for its ANWR operations.
Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:
•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.
Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.
Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political

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Appendix C
contributions considering: recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.
Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.
Outsourcing/Off-shoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.
Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.
10. Mutual Fund Proxies
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation

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Appendix C
expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

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Appendix C
ISS 2007 International Proxy Voting Guidelines
Summary
Effective for Meetings Feb. 1, 2007
Updated Dec. 15, 2006
Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:

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Appendix C
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not

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Appendix C
been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.
Please see the International Classification of Directors on the following page.

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Appendix C
2007 International Classification of Directors
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test2);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of current employee of the company or its affiliates;

•	Relative[1] of former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service will NOT be a determining factor unless it is recommended best practice in a market:
–	9 years (from the date of election) in the United Kingdom and Ireland;

–	12 years in European markets.

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Appendix C
Independent NED
•	No material[3] connection, either direct or indirect, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1]	“Relative” follows the SEC’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)

[3]	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

[4]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

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Appendix C
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

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Appendix C
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly

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Appendix C
states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Vote FOR share repurchase plans, unless:
•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.
Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

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Appendix C
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

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Appendix C
Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

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Appendix C
Exhibit B
Modifications to recommendations set forth in the ISS Proxy Voting Manual
Shareholder Ability to Act by Written Consent
Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.
Vote AGAINST proposals to allow or make easier shareholder action by written consent.
Cumulative Voting
Vote FOR proposals to eliminate cumulative voting.
Vote AGAINST proposals to restore or provide for cumulative voting.

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GMO TRUST

CLASS M SHARES

STATEMENT OF ADDITIONAL INFORMATION
June 30, 2007
U.S. Equity Funds
▪ U.S. Core Equity Fund
▪ U.S. Value Fund
▪ U.S. Growth Fund
International Equity Funds
▪ International Intrinsic Value Fund
▪ Foreign Fund
▪ Emerging Countries Fund
This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus for Class M Shares dated June 30, 2007, as amended from time to time thereafter (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders of each Fund offered through the Prospectus may be obtained free of charge from GMO Trust (the “Trust”), 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at (617) 346-7646.

i

INVESTMENT OBJECTIVES AND POLICIES
The investment objective and principal strategies of, and risks of investing in, each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.
FUND INVESTMENTS
The charts on the following pages indicate the types of investments that each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.
Investors should note that, when used in this Statement of Additional Information, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For instance, a Fund may invest indirectly or make indirect investments by investing in another investment company or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following charts indicate the types of investments that a Fund is directly or indirectly permitted to make.
(Note: Some of the footnotes to the following charts refer investors to various risks described in the “Description of Principal Risks” section of the Prospectus for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of that Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Fund Summaries” and “Description of Principal Risks” sections of the Prospectus for a list of each Fund’s principal risks.)

1

U.S. Core Equity
U.S. Equity Funds	Fund	U.S. Value Fund	U.S. Growth Fund
U.S. Equity Securities[1]	X	X	X
Foreign Investments—Foreign Issuers[2]
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X
Foreign Investments—Emerging Countries[2]
Securities Lending	X	X	X
Depository Receipts	X	X	X
Convertible Securities	X	X	X
Preferred Stocks	X	X	X
Warrants and Rights	X	X	X
Options and Futures	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X
Foreign Currency Transactions
Repurchase Agreements	X	X	X
Debt and Other Fixed Income Securities	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X
Cash and Other High Quality Investments	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X
Below Investment Grade Securities
Indexed Securities
Structured Notes
Firm Commitments and When-Issued Securities
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds

[1]	For more information, see, among other sections, “Description of Principal Risks—Market Risk—Equity Securities” in the Prospectus.

[2]	For more information, see, among other sections, “Description of Principal Risks—Foreign Investment Risk” in the Prospectus and “Descriptions and Risks of Fund Investments—Risks of Foreign Investments” herein.

[3]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—U.S. Government Securities and Foreign Government Securities” herein.

2

International Intrinsic
International Equity Funds	Value Fund	Foreign Fund	Emerging Countries Fund
U.S. Equity Securities[1]	X		X
Foreign Investments—Foreign Issuers[2]	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X
Foreign Investments—Emerging Countries[2]	X	X	X
Securities Lending	X	X	X
Depository Receipts	X	X	X
Convertible Securities	X	X	X
Preferred Stocks	X	X	X
Warrants and Rights	X	X	X
Options and Futures	X	X	X
Swap Contracts and Other Two-Party Contracts	X		X
Foreign Currency Transactions	X	X	X
Repurchase Agreements	X		X
Debt and Other Fixed Income Securities	X		X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X		X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X		X
Cash and Other High Quality Investments	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X
Below Investment Grade Securities			X
Indexed Securities			X
Structured Notes			X
Firm Commitments and When-Issued Securities		X	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds			X

[1]	For more information, see, among other sections, “Description of Principal Risks—Market Risk—Equity Securities” in the Prospectus.

[2]	For more information, see, among other sections, “Description of Principal Risks—Foreign Investment Risk” in the Prospectus and “Descriptions and Risks of Fund Investments—Risks of Foreign Investments” herein.

[3]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—U.S. Government Securities and Foreign Government Securities” herein.

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS
The following is a description of investment practices in which the Funds may engage and the risks associated with their use. unless otherwise noted herein, any references to investments made by a fund include those that may be made both directly by the fund and indirectly by the fund (e.g., through its investments in other funds of the trust or through its investments in derivatives or synthetic instruments).
Not all Funds may engage in all practices described below. Please refer to “Fund Summaries” in the Prospectus and “Fund Investments” in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage.
Portfolio Turnover
Based on Grantham, Mayo, Van Otterloo & Co. LLC’s (“GMO” or the “Manager”) assessment of market conditions, the Manager may trade each Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and may involve realization of capital gains that are taxable when distributed to shareholders of the Fund unless those shareholders are themselves exempt. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates. The after-tax impact of portfolio turnover is not considered when making investment decisions for a Fund. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information for more information.
The historical portfolio turnover rate for each Fund is shown under the heading “Financial Highlights” in the Prospectus.
Diversified and Non-Diversified Portfolios
As set forth in “Investment Restrictions” below, Funds that are “diversified” funds are required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). At least 75% of the value of a diversified Fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer.
As stated in the Prospectus, Funds that are “non-diversified” funds under the 1940 Act are not required to satisfy the requirements for diversified funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.

All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986.
Risks of Foreign Investments
General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Funds that invest in foreign securities also may be affected by different settlement practices or delayed settlements in some markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.
Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds’ foreign portfolio securities (e.g., through the Funds’ brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Funds’ custodial network, and, to the extent deemed appropriate by the Funds under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times.
Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.
Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on their economies and securities markets.

Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.
Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.
Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments in emerging countries.
Special Risks of Investing in Russian Securities. Emerging Countries Fund and Foreign Fund may invest directly in the securities of Russian issuers. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. A Fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, in recent years, so-called “financial-industrial groups” have emerged that seek to deter outside investors from interfering in the management of the companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a particular purchaser is deemed unsuitable, exposing the Fund to potential loss on the investment.
Securities Lending
A Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (one-quarter in the case of International Intrinsic Value Fund). For these purposes, total assets include the proceeds of such loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to take action on a material matter. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund also pays various fees in connection with securities loans, including shipping fees and custodian fees.
A Fund’s securities loans may or may not be structured to preserve qualified dividend income treatment on dividends paid on the loaned securities. A Fund may receive substitute payments under its loans (instead of dividends on the loaned securities) that are not eligible for treatment as qualified dividend income or the long-term capital gain tax rates applicable to qualified dividend income. See “Taxes” below for further discussion of qualified dividend income.
Depository Receipts
Many of the Funds invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, “Depository Receipts”). Depository Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.
Convertible Securities
A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.
Preferred Stocks
Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this Statement of Additional Information regarding equity or fixed income securities.
Warrants and Rights
A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Non-Standard Warrants. From time to time, Emerging Countries Fund may use non-standard warrants, often referred to as low exercise price warrants or low exercise price options (“LEPOs”), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks—Derivatives Risk” and “—Credit and Counterparty Risk” in the Prospectus and “Uses of Derivatives” below. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when the Fund wishes to sell it.
Options and Futures
A Fund may use options and futures for various purposes, including for hedging and investment purposes. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using options and futures.) The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in securities prices, currency exchange rates, interest rates or other underlying assets or reference rates may adversely affect a Fund’s performance.
A Fund’s ability to write and purchase call and put options is limited by the requirements for qualifying as a regulated investment company under the Internal Revenue Code.
Options on Securities and Indices. A Fund may purchase and sell put and call options on equity securities or other types of securities or indices in standardized exchanged-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.
Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.
Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.
In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.
Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.
A Fund may write a call option on a security or other instrument held by the Fund. In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.
OTC Options. A Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.
In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when a Fund desires to do so.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.
No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.
Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The Funds’ ability to use options as part of their investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.
An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.
The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Manager, and other clients of the Manager constitute such a group. These limits restrict a Fund’s ability to purchase or sell options on a particular security.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See “Swap Contracts and Other Two-Party Contracts — Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” for a discussion of counterparty risk and other risks associated with investing in OTC options below.

Each Fund’s ability to engage in options transactions may be limited by tax considerations.
Currency Options. Certain Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. Funds that are permitted to invest in securities denominated in foreign currencies may purchase or sell options on currencies. (See “Foreign Currency Transactions” below for more information on those Funds’ use of currency options.)
Futures. To the extent consistent with applicable law, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, individual equity securities (“single stock futures”) or other financial instruments, securities indices, and currencies. Futures contracts on securities indices are referred to herein as “Index Futures.”
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.
The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For futures contracts which are cash settled, a Fund may designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such contract. Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.
Although some futures contracts call for making or taking delivery of the underlying securities, currencies, or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.
In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)
Index Futures. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC. A Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.
Currency Futures. Funds that are permitted to invest in securities denominated in foreign currencies may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of those Funds’ use of currency futures.)
Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of some Funds’ use of options on currency futures.)
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.
Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security is used to hedge a different security, or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.
In the case of Index Futures, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements.

Rather than meeting margin calls, investors may close futures contracts through offsetting transactions which could distort normal correlations. Second, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, resulting in more speculators who may cause temporary price distortions. Third, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.
A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.
The Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.
The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of movements in exchange rates, interest rates, and securities or commodity prices within a given time frame. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period a futures contract or related option on those securities is held by a Fund, the Fund would realize a loss on the futures contract that is not offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return would be less than if it had not used the futures.
As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.
Each Fund’s ability to engage in futures and options on futures transactions also may be limited by tax considerations.
Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).
Swap Contracts and Other Two-Party Contracts
Some of the Funds use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.)
Swap Contracts. As described in “Uses of Derivatives” below, the Funds may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, interest rate swaps, currency swaps, and other types of available swap agreements, depending on a Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.

Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if the Manager determines it is consistent with the Fund’s investment objective and policies.
For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.
A Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, a Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.
Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. The most significant factor in the performance of swaps and contracts for differences is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the Manager is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap or other two-party contract calls for payments by a Fund, the Fund must be prepared to make such payments when due.
In addition, a Fund may only close out a swap, contract for differences, or OTC option with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, a Fund will enter into these transactions only with counterparties that, at the time they enter into a transaction, have long-term debt ratings of A or higher by Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) (or, if unrated, have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.
Additional Regulatory Limitations on the Use of Futures and Related Options, Certain Types of Swap Contracts and Related Instruments. Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.
Foreign Currency Transactions
Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.
Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active long or short currency positions relative to both the securities portfolio of a Fund and the Fund’s performance benchmark. Those Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.
A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts).
A Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options).
Repurchase Agreements
A Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund does run the risk of a seller’s defaulting on its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.

Debt and Other Fixed Income Securities Generally
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Indexed Securities” below.
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.
Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted with certainty. The future income of a Fund that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).
Cash and Other High Quality Investments
Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.
U.S. Government Securities and Foreign Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage

Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.
Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.
As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities.
In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
Real Estate Investment Trusts and other Real Estate-Related Investments
Certain Funds may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, environmental liability risks, changes in real estate values, changes in property taxes and operating expenses, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The value of real estate also may be affected by changes in interest rates and social and economic trends.
REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry.

REITs are also subject to the risk of poor performance by the REIT’s manager, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs, the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to a Fund’s investment in U.S. REITs.
Below Investment Grade Securities
Some Funds may invest a portion of their assets in securities rated below investment grade (that is, rated below BBB- by S&P or below Baa3 by Moody’s, or determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, some Funds may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Funds. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on the Manager’s own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.
Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix B—Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.
Indexed Securities
Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.
The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.
A Fund’s investments in certain indexed securities, including inflation indexed bonds, may generate taxable income in excess of the interest they pay to the Fund. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information.
Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.
Inverse Floating Obligations. Indexed securities in which a Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.
Structured Notes
Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.
Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
Firm Commitments and When-Issued Securities
Some Funds may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to maintain on its custodian’s books and records cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s when-issued or delayed-delivery commitments. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.
A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.
The Manager also may deem certain securities to be illiquid as a result of the Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Manager’s ability to trade such securities for the account of any of its clients, including the Funds. In some instances, these trading restrictions could continue in effect for a substantial period of time.
As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, the Funds will continue to designate these instruments as illiquid unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.
Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Manager believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act of 1933, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the Securities Act of 1933. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.
At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.
IPOs and Other Limited Opportunities. The Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Investments in Other Investment Companies or Other Pooled Investments
Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including money market funds and exchange-traded funds (“ETFs”)). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. The Funds also may invest in private investment funds, vehicles, or structures.
ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.
Short Sales
A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities identical to those sold short. If a Fund makes a short sale against the box, the Fund will not immediately deliver the securities sold and will not immediately receive the proceeds from the sale. However, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
USES OF DERIVATIVES
Introduction and Overview
This overview outlines various ways in which the Funds may use different types of exchange-traded and OTC derivatives in implementing their investment programs. It is intended to supplement the information included in the Prospectus and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections of this Statement of Additional Information. This overview, however, is not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Prospectus.
In addition, a Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.
Note: The uses of derivatives discussed herein with respect to a particular Fund only refer to the Fund’s direct use of such derivatives. As indicated in the “Fund Investments” section of this Statement of Additional Information, certain Funds may invest in other Funds of the Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this Statement of Additional Information or the Prospectus.
Function of Derivatives in Funds. The types of derivatives used and derivatives strategies employed by a Fund and the extent a Fund uses derivatives varies from Fund to Fund depending on the Fund’s specific investment objective and strategies. In addition, specific market conditions may influence the Manager’s choice of derivatives and derivatives strategies for a particular Fund.
Counterparty Creditworthiness. As discussed above, the Manager monitors the creditworthiness of OTC derivatives counterparties. Typically, a Fund will enter into these transactions only with counterparties that, at the time they enter into a transaction, have long-term debt ratings of A or higher by S&P or Moody’s (or, if unrated, have comparable credit ratings as determined by the Manager). Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. See “Appendix B—Commercial Paper and Corporate Debt Ratings” for an explanation of short-term debt ratings.
Use of Derivatives (other than Foreign Currency Derivative Transactions)
by the U.S. Equity Funds and International Equity Funds
Types of Derivatives (other than Foreign Currency Derivative Transactions) That May Be Used by the Funds
Options, futures contracts, and related options on securities indices (excluding Foreign Fund)
Long swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of equity securities (excluding Foreign Fund)
Short swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of equity securities (excluding Foreign Fund)
Contracts for differences, i.e., swaps on an index, a single equity security, or a basket of equity securities that contain both long and short equity components (excluding Foreign Fund)
Structured or indexed notes (only Emerging Countries Fund)
Warrants and rights (including LEPOs, for Emerging Countries Fund)
Uses of Derivatives (other than Foreign Currency Derivative Transactions) by the Funds
Hedging
Traditional Hedging: A Fund may use short equity futures, related options, and short swap contracts to hedge against an equity risk already generally present in the Fund.
Anticipatory Hedging: In anticipation of significant purchases of a security or securities, a Fund may hedge market risk (the risk of not being invested in the securities) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until the purchase is completed. Conversely, in anticipation of significant cash redemptions, a Fund may sell futures contracts or enter into short swap contracts to allow it to dispose of securities in a more orderly fashion.
The Funds are not subject to any limit on the absolute face value of derivatives used for hedging purposes.

Investment
A Fund may use derivatives (particularly long futures contracts, related options and long swap contracts) instead of investing directly in equity securities, including using equity derivatives to “equitize” cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other types of derivatives). A Fund also may use long derivatives in conjunction with short hedging transactions to adjust the weights of the Fund’s underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors, and equities, as well as countries in the case of the International Equity Funds. In addition, if a foreign equity derivative provides a return in a local currency, an International Equity Fund may purchase a foreign currency forward in conjunction with foreign equity derivatives to achieve the effect of investing directly.
Risk Management — Synthetic Sales and Purchases
A Fund may use equity futures, related options, and swap contracts to achieve what the Manager believes to be the optimal exposure to individual sectors, indices, and/or stocks, as well as countries in the case of the International Equity Funds. From time to time, derivatives may be used prior to actual sales and purchases.
For example, if a Fund holds a large proportion of stocks of companies in a particular industry or stocks in a particular market and the Manager believes that stocks of companies in another industry or stocks of another market, as applicable, will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. In addition, if a derivative position is non-U.S. dollar denominated, a foreign currency forward may be used by an International Equity Fund in conjunction with a long derivative position to achieve the effect of investing directly. Equity derivatives (as well as any corresponding currency forwards in the case of the International Equity Funds) used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.
With respect to the International Equity Funds, the net long exposure of a Fund to equity securities or markets (including direct investment in securities and long and short derivative positions in securities and/or “baskets” or indices of securities) typically will not exceed 100% of its net assets. However, occasionally a large redemption or payment of fees may result in a temporary net long exposure of over 100% of a Fund’s net assets.
Other Uses
The Funds may employ additional derivatives strategies to help implement their investment strategies and, in the case of the International Equity Funds, these may include foreign currency derivative transactions (as described below).

Use of Foreign Currency Derivative Transactions by the International Equity Funds
Foreign Currency Derivative Transactions That May Be Employed by the International Equity Funds
Buying and selling spot currencies
Forward foreign currency contracts
Currency futures contracts and related options
Options on currencies
Currency swap contracts (excluding Foreign Fund)
Uses of Foreign Currency Derivative Transactions by the International Equity Funds
Hedging
Traditional Hedging: A Fund may use derivatives – generally short forward or futures contracts – to hedge back into the U.S. dollar the foreign currency risk inherent in its portfolio. A Fund is not required to hedge any of its currency risk.
Anticipatory Hedging: When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may “lock in” the U.S. dollar price of the security by buying the foreign currency or using currency forwards or futures.
Cross Hedging: A Fund may hedge exposure to a foreign currency by using derivatives that hedge that risk to a third currency, not necessarily the U.S. dollar. For example, if a Fund holds Japanese stocks, but the Manager believes the Yen is likely to decline against the Euro (but not necessarily the U.S. dollar), the Manager may implement a cross hedge to take a short position in the Yen and take a long position in the Euro. This may be implemented with a traditional hedge of the Yen to U.S. dollars in addition to a purchase of Euros using those U.S. dollars.
Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.
Investment
A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index to create synthetic foreign currency denominated securities.
Risk Management
Subject to certain limitations, including those described below, a Fund may use foreign currency derivatives for risk management. Thus, a Fund may have foreign currency exposure that is different (in some cases, significantly different) than the currency exposure represented by its portfolio investments. That exposure may include long and short exposure to particular currencies beyond the exposure represented by a Fund’s investment in securities denominated in that currency.
A Fund’s net aggregate foreign currency exposure typically will not exceed 100% of its net assets. However, a Fund’s foreign currency exposure may differ (in some cases significantly) from the currency exposure represented by its equity investments.
INVESTMENT RESTRICTIONS
Fundamental Restrictions:
The following are Fundamental Investment Restrictions of the Funds, which may not be changed without shareholder approval:
(1) Each Fund may not borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.
Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund’s custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.
(2) Each Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)
(3) Each Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
(4) Each Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Each Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.
(6) Each Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund’s total assets in the case of each Fund (except the International Intrinsic Value Fund), and with respect to not more than 25% of total assets in the case of the International Intrinsic Value Fund.
(7) Each Fund may not concentrate more than 25% of the value of its total assets in any one industry.
(8) Each Fund may not purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell financial futures contracts and options thereon.
(9) Each Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund’s custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
(10) With respect to each of U.S. Core Equity Fund and International Intrinsic Value Fund, the Fund may not cause less than 75% of the value of the Fund’s total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.
Non-Fundamental Restrictions:
The following are Non-Fundamental Investment Restrictions of the Funds, which may be changed by the Trustees without shareholder approval:
(1) Each Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.
(2) Each Fund may not make investments for the purpose of gaining control of a company’s management.
(3) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.
Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.
For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.
(4) Each Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)
(5) With respect to each Fund which has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”), the Fund may not change its Name Policy as set forth under the Fund’s “Principal investment strategies” in the Prospectus without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.
For purposes of each Name Policy, each Fund considers the term “invest” to include both direct investing and indirect investing and the term “investments” to include both direct investments and indirect investments (for instance, a Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
The phrase “shareholder approval,” as used in the Prospectus and in this Statement of Additional Information, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to a Fund, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of each Fund may be changed by the Trust’s Trustees without the approval of shareholders of that Fund. Policies and restrictions of a Fund that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of that Fund.
When used in connection with a Fund’s Name Policy, the Manager uses the terms “invest,” “investments,” “assets,” and “tied economically” as defined in the Prospectus.
With respect to International Intrinsic Value Fund, the Fund typically will invest in investments that are tied economically to a number of countries throughout the world.
DETERMINATION OF NET ASSET VALUE
The net asset value (“NAV”) per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time. A Fund will not determine its NAV on any day when the NYSE is closed for business. A Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information.
DISTRIBUTIONS
The Prospectus describes the distribution policies of each Fund under the heading “Distributions and Taxes.” Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income, if any, and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. Each Fund also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large shareholder redemptions from the Fund.

TAXES
Tax Status and Taxation of Each Fund
Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:
(a)	derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies (“underlying funds”), and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Further, for the purposes of paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of the Fund’s investment in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.
If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).
If a Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis). Where a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital (see discussion below).
Capital losses in excess of capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in a Fund will generally not affect the Fund’s ability to use Net Capital Losses in succeeding taxable years, the Fund’s ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund.
Taxation of Fund Distributions and Transactions in Fund Shares
The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year and as short-term capital gain if the shares have been held for not more than one year. However, depending on a shareholder’s percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.
In the case of a Fund that permits purchases or redemptions of Fund shares in foreign currencies, foreign currency transactions associated with these purchases or redemptions may accelerate or increase the Fund’s recognition of ordinary income or losses as a result of fluctuations in the value of the foreign currencies received or distributed by the Fund in connection with the purchases or redemptions. The timing and extent of any such foreign currency exchange related income or losses will differ depending on, among other things, the Fund’s ultimate use of foreign currencies received to purchase shares of the Fund and the Fund’s use of foreign currencies or other disposition of certain foreign currency derivatives, including, but not limited to, forwards and futures, in connection with a redemption.
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to shareholders as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
If a Fund receives dividends from an underlying fund that is taxed as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.
Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011.
Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of

Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.
If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.
Dividends and distributions on each Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.
For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from a real estate investment trust (as defined in Code section 856) qualifying for the special tax treatment under Subchapter M of the Code (a “U. S. REIT”), will not qualify for the corporate dividends-received deduction. If a Fund receives dividends from an underlying fund that is taxed as a regulated investment company, and the underlying fund designates such dividends as eligible for the dividends-received deduction, then the Fund may, in turn, designate a portion of its distributions as eligible for the dividends-received deduction as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.
Certain Funds may invest in U.S. REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a U.S. REIT that is attributable to the U.S. REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by U.S. REITs generally will not be eligible to be treated as “qualified dividend income.”
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. For example, if (i) the Fund invests in U.S. REITs that hold residual interests in REMICs (as described above) or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b), a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund. If a charitable remainder trust (as defined in Code Section 664) realizes UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.
The Fund generally intends to mail required information returns to shareholders prior to January 31 of each year. However, the Fund may apply with the Internal Revenue Service for an extension of the time in which the Fund is permitted to provide shareholders with information returns. As a result, a shareholder may receive an information return from the Fund after January 31.
Backup Withholding
Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s federal income tax return.
Withholding on Distributions to Foreign Investors
Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership (“foreign shareholder”). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.
Effective for taxable years of a Fund beginning before January 1, 2008, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, that is within certain foreign countries that have inadequate information exchange with the United States, or to the extent the dividend is attributable to interest paid by a person that is a related person of an individual foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (the “interest-related dividends”), and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (the “short-term capital gain dividends”). Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
The fact that a Fund may achieve its investment objective by investing in underlying funds will generally not adversely affect the Fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (i) interest-related dividends received by the Fund are offset by deductions allocable to the Fund’s qualified interest income or (ii) short-term capital gain dividends received by the Fund are offset by the Fund’s net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had the shareholder invested directly in the underlying funds.
If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.
Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute “U.S. real property interests” (as described below) (“USRPIs”) or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.
Special tax rules apply to distributions that a “qualified investment entity” (a “QIE”) pays to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of “U.S. real property interests” (a “USRPI Distribution”). A Fund will be a QIE if it is both (i) a RIC and (ii) a “U.S. real property holding corporation” (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled RICs and U.S. REITs). Under the Code, a “U.S. real property holding corporation” is any corporation that holds (or held during the previous five-year period) USRPIs (defined as U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations”) with an aggregate fair market value equal to 50% or more of the fair market value of the corporation’s real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the previous five-year period and (ii) a RIC’s interests in domestically controlled U.S. REITs and, through December 31, 2007, other RICs, each a “domestically controlled qualified investment entity” that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, less than 50% in value of its stock was held directly or indirectly by foreign persons.
Where a foreign shareholder has owned more than 5% of a class of shares of a Fund that is a QIE during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution paid to that shareholder and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund that is a QIE, a USRPI Distribution will be treated as ordinary income

(notwithstanding any designation by the Fund that such distribution is a Capital Gain Dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If a Fund that is a QIE makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a “lower-tier” U.S. REIT or RIC that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund’s percentage ownership of the “lower-tier” U.S. REIT or RIC.
Finally, foreign shareholders of a QIE are subject to certain “wash sale” rules to prevent foreign shareholders from avoiding the tax filing and payment obligations discussed in the previous paragraph. A foreign shareholder that disposes of stock of a RIC during the 30-day period preceding a distribution that would have been treated as a USRPI Distribution and that acquires a substantially identical stock interest during the following 61 days must pay tax on an amount equal to the amount of the distribution that would have been taxed as a USRPI Distribution. This rule does not apply if the foreign shareholder actually receives the distribution in question, or if the stock was regularly traded on an established securities market within the U.S., provided that the investor did not own more than 5% of such stock at any time during the one-year period ending on the date of the distribution. In addition, the Treasury Department is authorized to promulgate regulations to apply similar principles in the case of “substitute dividend payments” (for example, on stock loans) to prevent avoidance of the new rules.
Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.
Foreign Taxes
A Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains which will decrease a Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
If, at the end of a Fund’s taxable year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the applicable International Equity Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.
Under current law, the Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. Due to the complexity and uncertainty surrounding the appropriate U.S. treatment of some foreign country withholding taxes, a Fund may opt not to pass through to shareholders all or some of the foreign taxes paid by the Fund.
Tax Implications of Certain Investments
Certain of the Funds’ investments, including assets “marked to the market” for federal income tax purposes, debt obligations issued or purchased at a discount, entities taxable as partnerships, and so-called “indexed securities,” may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
A Fund’s transactions in options, futures contracts, forward contracts, straddles, swaps, and foreign currencies, hedging transactions and short sales may accelerate income, defer losses, cause adjustments in the holding periods of the Fund’s securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing, and character of distributions to shareholders. Certain types of derivatives give rise to ordinary income and loss.
Certain of a Fund’s hedging activities (including transactions in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.
A Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” above.
If a Fund invests in shares of underlying funds taxed as regulated investment companies, its distributable income and gains will normally consist, in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended periods of time.
Depending on a Fund’s percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the Fund’s redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.
Special tax considerations apply if a Fund invests in investment companies taxed as partnerships. A Fund will be required to include its distributive share, whether or not actually distributed by an investment company taxed as a partnership, of such an investment company’s income, gains, losses, and certain other items for any investment company taxable year ending within or with the Fund’s taxable year. In general, a Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. However, a Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if a Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company taxed as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company taxable as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.
A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
A Fund’s investments in certain passive foreign investment companies (“PFICs”), as defined below, could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, if a Fund is in a position to treat such a passive foreign investment company as a “qualified electing fund” (“QEF”), the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections.
A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income” and dividends paid by U.S. REITs will generally not be eligible to be treated as “qualified dividend income.”
Loss of Regulated Investment Company Status
If a Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund’s income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.
Tax Shelter Reporting Regulations
If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.
The foregoing discussion relates only to U.S. federal income tax consequences of investing in the Funds for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. This discussion has not addressed all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Shareholders should consult their tax advisors about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.
MANAGEMENT OF THE TRUST
The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust is not an “interested person” of the Trust, as such term is used in the 1940 Act. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

			Number of
			Portfolios
		Principal	in
Name, Date of Birth,		Occupation(s)	Fund
and Position(s) Held	Length of	During Past	Complex	Other
with the Trust	Time Served	5 Years	Overseen	Directorships Held
Donald W. Glazer, Esq. Chairman of the Board of Trustees DOB: 07/26/1944	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant—Law and Business[1]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

Jay O. Light Trustee DOB: 10/03/1941	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005-April 2006), Senior Associate Dean (1998-2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[2] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[3]

W. Nicholas Thorndike Trustee DOB: 03/28/1933	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present); Putnam Funds (December 1992- June 2004); and Providence Journal (a newspaper publisher) (December 1986- December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[3]

[1]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738, respectively, in legal fees and disbursements to Goodwin.

[2]	Harvard Management Company, Inc. is a client of the Manager.

[3]	Partners HealthCare System, Inc. is a client of the Manager.
Officers

Position(s) Held
Name and Date	with	Length of	Principal Occupation(s)
of Birth	the Trust	Time Served	During Past 5 Years
Scott Eston DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006– February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004- November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004-present); Vice President, Director of Tax, Columbia Management Group (2002-2004) and Senior Tax Manager (2000-2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present); Tax Analyst, Bain & Company, Inc. (June 2003-September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002-June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998-March 2002).

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002-February 2006).

Position(s) Held
Name and Date	with	Length of	Principal Occupation(s)
of Birth	the Trust	Time Served	During Past 5 Years
David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003-present); Attorney, Goodwin Procter LLP (September 1996-September 2003).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.
Trustees’ Responsibilities. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.
The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. During the fiscal year ended February 28, 2007, the Audit Committee held six meetings; the Pricing Committee held thirteen meetings; and the Governance Committee held three meetings.
The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust’s accounting, its financial reporting policies and practices, the quality and objectivity of the Trust’s financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Funds’ independent auditors and acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Thorndike and Mr. Glazer are members of the Audit Committee.

Mr. Thorndike is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds’ securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust’s Pricing Policies and, to the extent required by the Pricing Policies, determines the fair value of the Funds’ securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Glazer and Mr. Thorndike are members of the Pricing Committee, and Mr. Light is an alternate member of the Pricing Committee. Mr. Glazer is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the Investment Company Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the Investment Company Act requirements for being “independent legal counsel.” Mr. Glazer, Mr. Light and Mr. Thorndike are members of the Governance Committee. Mr. Light is the Chairman of the Governance Committee.
Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.
Trustee Fund Ownership
The following table sets forth ranges of the current Trustees’ direct beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus) as of December 31, 2006.

Aggregate Dollar Range of
	Dollar Range of	Shares Directly Owned in all
	Shares Directly Owned in	Funds of the Trust (whether
Name/Funds Offered	Funds Offered in the	or not offered in the Prospectus)
in the Prospectus	Prospectus	Overseen by Trustee
Donald W. Glazer	None	Over $100,000
Jay O. Light	None	None
W. Nicholas Thorndike	None	None
The following table sets forth ranges of Mr. Glazer’s indirect beneficial share ownership in the Funds offered in the Prospectus and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of December 31, 2006, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

	Dollar Range of	Aggregate Dollar Range of
	Shares Indirectly Owned	Shares Indirectly Owned in all
	in	Funds of the Trust (whether
Name/Funds Offered	Funds Offered in the	or not offered in the Prospectus)
in the Prospectus	Prospectus	Overseen by Trustee
Donald W. Glazer		Over $100,000
U.S. Core Equity Fund	Over $100,000
International Intrinsic Value Fund	Over $100,000
Trustee Ownership of Securities Issued by the Manager or Principal Underwriter
None.
Trustee Ownership of Related Companies
The following table sets forth information about securities owned by the Trustees and their family members, as of December 31, 2006, in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds’ principal underwriter.

Name of
Name of Non-	Owner(s) and
Interested	Relationship			Value of
Trustee	to Trustee	Company	Title of Class	Securities [2]	% of Class
Donald W. Glazer	Self	GMO Tax-Managed Absolute Return Fund, a private investment company managed by the Manager.[1]	Limited partnership interest- Class C	$83,784	0.13%

		GMO Multi-Strategy Fund (Offshore), a private investment company managed by the Manager.[1]	Limited partnership interest- Class A	$1,021,038	0.03%
Jay O. Light	N/A	None	N/A	N/A	N/A

W. Nicholas Thorndike	N/A	None	N/A	N/A	N/A

[1]	The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund.

[2]	Securities valued as of December 31, 2006.

Remuneration. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee also is paid a fee for participating in in-person and telephone meetings of the Board of Trustees and its committees, and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.
Other than as set forth in the table below, during the fiscal year ended February 28, 2007, no Trustee of the Trust received any direct compensation from the Trust or any Fund offered in the Prospectus, and no officer of the Trust received aggregate compensation exceeding $60,000 from any Fund offered in the Prospectus:

	Name of Person, Position
			W. Nicholas
	Donald W. Glazer,	Jay O. Light,	Thorndike,
	Esq., Trustee	Trustee	Trustee
Compensation from Each Fund Offered in the Prospectus:
U.S. Core Equity Fund	$20,722	$16,213	$16,213
U.S. Value Fund	$162	$127	$127
U.S. Growth Fund	$1,844	$1,444	$1,444
International Intrinsic Value Fund	$22,206	$17,283	$17,283
Foreign Fund	$25,110	$19,532	$19,532
Emerging Countries Fund	$1,258	$980	$980
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement:	N/A	N/A	N/A
Total Compensation from the Trust:	$275,131 [1]	$194,286 [1]	$220,286 [1]

[1]	Reflects actual direct compensation received during the fiscal year ended February 28, 2007 from Funds of the Trust that had commenced operations on or before February 28, 2007, including Funds that are not offered through the Prospectus.
Mr. Eston does not receive any compensation from the Trust, but as a member of the Manager will benefit from the management fees paid by the Funds and various other Funds of the Trust not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.
As of June 1, 2007, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund offered in the Prospectus.
Code of Ethics. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Funds are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.
The non-interested Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Funds, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to a Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.
INVESTMENT ADVISORY AND OTHER SERVICES
Management Contracts
As disclosed in the Prospectus under the heading “Management of the Trust,” under separate Management Contracts (each, a “Management Contract”) between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for each Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under “Portfolio Transactions – Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.
As disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund for specified Fund expenses through at least June 30, 2008.
Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of the Manager) and by the relevant Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days’ written notice by the Manager to the Trust.
For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund’s average daily net assets. Pursuant to their Management Contracts, the Funds have paid the following amounts as Management Fees to the Manager during the last three fiscal years:

	Gross		Reduction		Net
U.S. CORE EQUITY FUND

Year ended 2/28/07	$19,549,557		$1,204,487		$18,345,070
Year ended 2/28/06	18,337,579	(a)	1,233,888	(a)	17,103,691	(a)
Year ended 2/28/05	14,083,698	(a)	963,106	(a)	13,120,592	(a)

U.S. VALUE FUND

Year ended 2/28/07	$210,581		$131,935		$78,646
Year ended 2/28/06	211,250	(a)	147,446	(a)	63,804	(a)
Year ended 2/28/05	263,392	(a)	105,393	(a)	157,999	(a)

U.S. GROWTH FUND

Year ended 2/28/07	$1,649,901		$272,924		$1,376,977
Year ended 2/28/06	1,977,147	(a)	276,224	(a)	1,700,923	(a)
Year ended 2/28/05	2,176,170	(a)	241,306	(a)	1,934,864	(a)

INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/28/07	$38,285,272		$3,076,925		$35,208,347
Year ended 2/28/06	27,990,882		2,909,623		25,081,259
Year ended 2/28/05	15,941,035		2,069,365		13,871,670

	Gross	Reduction	Net
FOREIGN FUND

Year ended 2/28/07	$48,635,439	$3,798,534	$44,836,905
Year ended 2/28/06	36,583,320	3,158,864	33,424,456
Year ended 2/28/05	28,553,500	2,791,282	25,762,218

EMERGING COUNTRIES FUND

Year ended 2/28/07	$2,460,805	$0	$2,460,805
Year ended 2/28/06	2,240,795	30,576	2,210,219
Year ended 2/28/05	1,777,073	124,551	1,652,522

(a)	The amounts set forth in the table above through September 16, 2005 reflect the fees paid to the Manager by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”) pursuant to the Predecessor Fund’s Management Fee rate, and from September 17, 2005 to February 28, 2006 reflect the fees paid to the Manager by the Fund pursuant to its Management Fee rate (0.02% lower than that of its Predecessor Fund).
In the event that the Manager ceases to be the manager of a Fund, the right of the Trust to use the identifying name “GMO” may be withdrawn.
Portfolio Management
Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager. Each division’s members work collaboratively to manage a Fund’s portfolio, and no one person is primarily responsible for day-to-day management of any Fund.
The following table sets forth information about accounts overseen or managed by the senior members of the divisions as of February 28, 2007.

	Registered investment companies
	managed (including non-GMO mutual		Other pooled investment vehicles		Separate accounts managed
Senior Member	fund subadvisory relationships)		managed (world-wide)		(world-wide)
	Number of		Number of		Number of
	accounts[1]	Total assets[1,2]	accounts	Total assets	accounts	Total assets
Edmond Choi	3	$158,203,311	0	$0	3	$71,371,462
Arjun Divecha	4	$13,872,065,290	1	$864,274,071	9	$4,735,930,522
Thomas Hancock	11	$20,150,912,838	5	$2,557,714,889	36	$12,170,781,896
Ann Spruill	2	$10,124,077,797	2	$7,564,822,230	7	$4,666,921,284
Sam Wilderman	24	$23,979,558,872	6	$1,886,962,023	21	$3,558,165,170

	Registered investment companies
	managed for which GMO receives a
	performance-based fee (including non-		Other pooled investment vehicles		Separate accounts managed (world-
	GMO mutual fund subadvisory		managed (world-wide) for which GMO		wide) for which GMO receives a
	relationships)		receives a performance-based fee		performance-based fee
	Number of		Number of		Number of
	accounts	Total assets	accounts	Total assets	accounts	Total assets
Edmond Choi	0	$0	0	$0	0	$0
Arjun Divecha	0	$0	0	$0	2	$2,101,472,381
Thomas Hancock	0	$0	0	$0	6	$2,185,511,508
Ann Spruill	0	$0	0	$0	2	$2,687,580,421
Sam Wilderman	3	$4,898,794,226	5	$1,864,277,928	6	$1,596,316,697

[1]	Includes Funds of the Trust (including Funds not offered through the Prospectus) that had commenced operations on or before February 28, 2007.

[2]	“Total assets” includes assets invested by other GMO Funds.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.
Senior members of each division are generally members (partners) of GMO. As of February 28, 2007, the compensation of each senior member consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may also be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.
Senior Member Fund Ownership. The following table sets forth the dollar range of each senior member’s direct beneficial share ownership, as of February 28, 2007, of Funds offered in the Prospectus that were overseen or managed by the senior member as of February 28, 2007:

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund
Edmond Choi	U.S. Value Fund	None
Arjun Divecha	Emerging Countries Fund	None
Thomas Hancock	International Intrinsic Value Fund	$10,001-$50,000
Ann Spruill	Foreign Fund	$100,001-$500,000
Sam Wilderman	U.S. Core Equity Fund	None
	U.S. Growth Fund	None
The following table sets forth the dollar range of each senior member’s indirect beneficial share ownership in the Funds that were overseen or managed by the senior member, as of February 28, 2007, by virtue of the senior member’s direct ownership of shares of certain other Funds of the Trust that invest in the Funds:

Name of Senior Member	Dollar Range of Shares Indirectly Owned in the Fund
Edmond Choi	U.S. Value Fund	None
Arjun Divecha	Emerging Countries Fund	None
Thomas Hancock	International Intrinsic Value Fund	None
Ann Spruill	Foreign Fund	None
Sam Wilderman	U.S. Core Equity Fund	None
	U.S. Growth Fund	None

Custodial Arrangements and Fund Accounting Agents. Investors Bank & Trust Company (“IBT”), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Trust’s custodian and fund accounting agent on behalf of certain of the Funds, and Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust’s custodian and fund accounting agent on behalf of the other Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis. IBT and State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, are expected to merge in July 2007 and, upon consummation of the merger, State Street Bank will become the custodian and fund accounting agent on behalf of Funds for which those services are currently provided by IBT.
Administrative Arrangements. GMO serves as the Trust’s administrator for Class M shareholders. In this capacity, GMO provides administrative support service to such shareholders including processing orders, processing dividend payments, assisting with shareholder communications, recordkeeping and reporting. GMO may provide these services directly, or may contract with third party service providers to provide any or all of these services.
The Trust, on behalf of the Class M Shares of certain Funds, entered into an Administration Agreement with GMO on August 17, 2000. Pursuant to the terms of this Administration Agreement, Class M Shares of the below Funds paid GMO the following amounts with respect to the last three fiscal years:

	March 1, 2004		March 1, 2005		March 1, 2006
	Through		Through		Through
	February 28, 2005		February 28, 2006		February 28, 2007
U.S. Core Equity Fund	$305,257	(a)	$326,560	(a)	$276,284
U.S. Value Fund	$27,653	(a)	$36,208	(a)	$35,856
U.S. Growth Fund	$586,732	(a)	$520,513	(a)	$497,158
International Intrinsic Value Fund	$22,576		$44,975		$34,640
Foreign Fund	$15,051		$8,530		$14,781
Emerging Countries Fund	$113,850		$122,344		$76,394

(a)	The amounts set forth in the table above through September 16, 2005 reflect fees paid to GMO by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2005 to February 28, 2006 reflect fees paid to GMO by the Fund.
Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various SEC filings.
Distributor. Funds Distributor, Inc. (“FDI”), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust’s distributor on behalf of the Funds.
Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.
DISTRIBUTION (12b-1) PLAN
The Trust has adopted a Rule 12b-1 distribution and service plan (the “Plan”). The principal features of the Plan are described in the Prospectus. This SAI contains additional information that may be of interest to investors.
The Trust will pay to the principal distributor of the Trust’s shares (the “Distributor”) fees for services rendered and expenses borne by the Distributor that are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders, at an annual rate with respect to each Fund of the Trust not to exceed 1.00% of each Fund’s average daily net assets attributable to its Class M Shares. The Trustees currently limit payments on Class M Shares to 0.25% of each Fund’s average daily net assets attributable to its Class M Shares. Such fees shall be accrued daily and paid monthly or at such other intervals as the Trustees shall determine.
The Trust, on behalf of the below Funds, paid the Distributor the following amounts with respect to the last three fiscal years:

	March 1, 2004		March 1, 2005		March 1, 2006
	Through		Through		Through
	February 28, 2005		February 28, 2006		February 28, 2007
U.S. Core Equity Fund	$381,571	(a)	$408,671	(a)	$345,354
U.S. Value Fund	$34,567	(a)	$45,056	(a)	$44,820
U.S. Growth Fund	$733,415	(a)	$650,641	(a)	$621,448
International Intrinsic Value Fund	$28,220		$56,219		$43,301
Foreign Fund	$18,813		$10,662		$18,476
Emerging Countries Fund	$142,312		$152,929		$95,492

(a)	The amounts set forth in the table above through September 16, 2005 reflect fees paid to GMO by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2005 to February 28, 2006, reflect fees paid to GMO by the Fund.
The fees may be spent by the Distributor for services that are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders (but will generally not be spent on recordkeeping charges, accounting expenses, transfer costs, custodian fees or direct client service, maintenance, or reporting to recordholders of Class M Shares). The Distributor’s expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers, banks, and other financial intermediaries who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of Class M shareholders’ needs, who provide and maintain elective Class M shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for Class M shareholders, who act as sole shareholder of record and nominee for Class M shareholders, who respond to inquiries from Class M shareholders relating to such services, who train personnel in the provision of such services, or who provide such similar services as permitted under applicable statutes, rules or regulations.
Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (the “Independent Trustees”), cast in person at a meeting called for that purpose. All material amendments to the Plan also must be approved by the Trustees and the Independent Trustees, including any amendment to increase materially the costs that the fund may bear for distribution pursuant to the Plan.
The Plan may be terminated at any time with respect to the Class M Shares of any Fund by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund.
Any agreement relating to the implementation of the Plan with respect to any Fund shall be in writing, shall terminate automatically in the event of its assignment, and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund, upon 60 days written notice.
PORTFOLIO TRANSACTIONS
The Manager makes decisions to buy and sell portfolio securities for each Fund and for each of its other investment advisory clients with a view to achieving each client’s investment objectives. Therefore, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought for one or more clients when one or more other clients are selling the security or taking a short position in the security. It is the Manager’s policy to aggregate and allocate portfolio trades in a manner that seeks to ensure that each client receives fair and equitable treatment over time, as well as best execution.
In certain cases, the Manager may identify investment opportunities that are suitable for the Funds and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner and/or managing member (“GMO Private Funds”). In most cases, the Manager receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of a Fund. To help manage this potential conflict, the Manager has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating initial public offerings (“IPOs”) and other limited opportunities that takes into account the needs and objectives of each Fund and the other GMO clients. One of the Private Funds managed by GMO’s Emerging Markets Division, the GMO Emerging Illiquid Fund L.P. (“EIF”), focuses on less liquid investments. Consequently, certain types of investments, initially including securities of companies with smaller market capitalizations, IPOs and private placements with smaller offering sizes and other less liquid investments will, within the Emerging Markets Division, ordinarily be allocated 100% to EIF as opposed to other Emerging Markets strategies. In other cases, the GMO Emerging Markets strategies and EIF will receive an allocation of limited investments that are suitable for each, but the GMO Emerging Markets strategies may receive an allocation of such investments less than would be the case if the allocation were pro rated by assets. As a result, there may be cases where EIF receives an allocation of a specific limited opportunity greater than would be the case if the allocation were pro rated by assets. Similar issues may arise with respect to the disposition of such securities. In general, the Emerging Markets Division and other GMO Divisions divide IPOs between themselves pro rata based upon indications of interest.
Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.
Brokerage and Research Services. In effecting portfolio transactions for each Fund, the Manager seeks the best execution available. The determination of what may constitute best execution involves a number of considerations, including, without limitation, the overall net economic result to a Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability of the executing broker/dealer to effect the transaction where a large block is involved, reliability (e.g., lack of failed trades), availability of the broker/dealer to stand ready to execute possibly difficult transactions in the future, in the case of fixed income securities, the broker/dealer’s inventory of securities sought, the financial strength and stability of the broker/dealer, and the relative weighting of opportunity costs (i.e. timeliness of execution) by different strategies. In some instances, the Manager may utilize principal bids with consideration to such factors as reported broker flow, past bids, and a firm’s ability and willingness to commit capital. Because of these factors, a broker/dealer effecting a transaction may be paid a commission higher than that charged by another broker/dealer. Most of the foregoing are judgmental considerations made in advance of the trade and are not always borne out by the actual transaction. Subject to its policy of seeking best execution, the Manager may direct trades to brokers or dealers providing pricing information.
Generally, the Manager considers whether it is achieving best execution by an evaluation of the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the particular Fund, (ii) historical and currently quoted commission rates, (iii) the kind and quality of the execution services rendered, and (iv) the size and nature of the transactions effected. In some instances, the Manager may evaluate best execution on principal bids based on the total commissions charged

(the bid for handling a trade as a principal trade) since the trades were filled at the prior night’s close and any additional “impact” or cost is represented by the cents per share extra paid in addition to a typical commission rate. These factors are considered mostly over multiple transactions covering extended periods of time and are used to evaluate the relative performance of the brokers and other institutions used to effect transactions for accounts.
Although the Manager does not directly participate in any soft dollar arrangements, the Manager may receive research services incidental to its use of certain brokers, in all cases limited to the types of research contemplated by Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”). The Manager reserves the right to rely on the statutory safe harbor in Section 28(e) of the 1934 Act. Research services provided by brokers or dealers take various forms, including personal interviews with analysts, written reports, pricing services, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. These services may be used in furnishing investment advice to all of the Manager’s clients, including the Funds. Services received from a broker or dealer that executed transactions for the Funds will not necessarily be used by the Manager specifically to service the Funds.
The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions during the three most recent fiscal years:

	March 1, 2004		March 1, 2005		March 1, 2006
	Through		Through		Through
	February 28, 2005		February 28, 2006		February 28, 2007
U.S. Core Equity Fund	$4,175,810	(a)	$3,445,977	(a)	$5,287,819
U.S. Value Fund	180,873	(a)	65,001	(a)	$31,113
U.S. Growth Fund	1,113,835	(a)	491,707	(a)	$675,130
International Intrinsic Value Fund	2,837,054		3,324,827		$3,390,008
Foreign Fund	4,769,350		5,732,999		$7,174,255
Emerging Countries Fund	578,466		363,230		$751,732

(a)	The amounts set forth in the table above through September 16, 2005 reflect commissions paid by the Fund’s Predecessor Fund (as defined below in “Description of the Trust and Ownership of Shares”), and from September 17, 2006 to February 28, 2006 reflect commissions paid by the Fund.
Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, during a Fund’s three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions, (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, (iii) rebalancing portfolios to reflect the results of the Manager’s portfolio management models, or (iv) changes in commission rates in the relevant markets. Changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in the Fund’s investment objective or strategies.

The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended February 28, 2007, the name of each such broker or dealer, and the value of each Fund’s aggregate holdings of the securities of each issuer as of February 28, 2007:

		Aggregate Value of Holdings
Name of Fund	Name of Broker or Dealer	as of February 28, 2007
U.S. Core Equity Fund	Lehman Brothers	$0
	Goldman Sachs	$46,065,600
	Citigroup Global Markets	$257,337,360
	Morgan Stanley	$44,652,320
	Merrill Lynch	$13,054,080
	Bank of America	$101,942,310
	JP Morgan	$60,035,820

U.S. Value Fund	Lehman Brothers	$0
	Citigroup Global Markets	$1,859,760
	Morgan Stanley	$0
	Bank of America	$1,110,543

U.S. Growth Fund	Lehman Brothers	$0
	Goldman Sachs	$4,636,800
	Merrill Lynch	$0
	Morgan Stanley	$2,861,944
	JP Morgan	$2,889,900

Foreign Fund	Dresdner Kleinwort	$125,016,195
	UBS Warburg LLC	$28,982,828
	Deutsche Bank	$21,214,203

Emerging Countries Fund	Itau Securities Inc.	$2,607,845
	Santander Investment	$690,200
Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker/dealer or its affiliates and a Fund, the Manager or the Fund’s distributor, all of the Funds may refrain, or be required to refrain, from engaging in principal trades with such broker/dealer. Additionally, the Funds may be restricted in their ability to purchase securities issued by affiliates of the Funds’ distributor.
PROXY VOTING POLICIES AND PROCEDURES
The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust’s proxy voting policy and the Manager’s proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.

The Manager’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.
DISCLOSURE OF PORTFOLIO HOLDINGS
The policy of the Trust is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.
Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies and, therefore, potentially similar portfolio holdings.
Neither GMO nor any Fund will receive any compensation or other consideration in connection with its disclosure of a Fund’s portfolio holdings.
GMO may disclose a Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents (collectively, “Permitted Recipients”) by means of the GMO website. The Funds’ prospectus describes the type of information disclosed on GMO’s website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email, or by any other means in such scope and form and with such frequency as GMO may reasonably determine, no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund’s prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available) or on the same day as a publicly available, routine filing with the SEC that includes the Portfolio Holdings Information.
To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders. GMO will seek to monitor a recipient’s use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.
The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO’s affiliates, the Funds’ custodians and auditors, the Funds’ pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund’s behalf, and persons assisting the Funds in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.
No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.
Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.
If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of a Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust’s Chief Compliance Officer of the potential conflict, and the Trust’s Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s Chief Compliance Officer also is required to report his decision to the Board of Trustees.
GMO periodically reports the following information to the Board of Trustees:
•	Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

•	The nature and scope of disclosure of Portfolio Holdings Information to third parties;

•	Exceptions to the disclosure policy authorized by senior management of GMO; and

•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.
Ongoing Arrangements To Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally,

daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

Name of Recipient	Funds	Purpose of Disclosure
Investors Bank & Trust Company	U.S. Equity Funds	Custodial and securities lending services
	All Funds	Compliance testing

Brown Brothers Harriman & Co.	International Equity Funds	Custodial services and compliance testing
	U.S. Equity Funds	Compliance testing

Boston Global Advisors	International Equity Funds	Securities lending services

PricewaterhouseCoopers LLP	All Funds	Independent registered public accounting firm

Institutional Shareholder Services	All Funds	Corporate actions services

Interactive Data	International Equity Funds	Fair value pricing

FactSet	All Funds	Data service provider
Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Funds	Purpose of Disclosure
Epstein & Associates, Inc.	All Funds	Software provider for Code of Ethics monitoring system

Financial Models Company Inc.	All Funds	Recordkeeping system

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. Each Fund is a series of the Trust. The fiscal year for each Fund ends on the last day of February.
Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty-eight series: Tobacco-Free Core Fund; U.S. Quality Equity Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small/Mid Cap Fund; International Intrinsic Value Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Emerging Markets Opportunities Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Equity Allocation Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; U.S. Value Fund; Short-Duration Collateral Share Fund; Strategic Fixed Income Fund; International Opportunities Equity Allocation Fund; and Inflation Indexed Plus Bond Fund. Note that U.S. Core Equity Fund, U.S. Value Fund, and U.S. Growth Fund are successors to U.S. Core Fund, Value Fund, and Growth Fund, respectively (each, a “Predecessor Fund”). Each Predecessor Fund is a former series of GMO Trust.
Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.
The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.
The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.
On June 4, 2007, the following shareholders held greater than 25% of the outstanding shares of a Fund of the Trust offered in the Prospectus:

Fund	Shareholders
GMO U.S. Value Fund	Polk Bros Foundation
Attn Theodore S. Weymouth
20 West Kinzie Street
Suite 1110
Chicago, IL 60610

Wachovia Bank
FBO Various Ret Plans
Attn: Hal Nagle
1525 West WT Harris Blvd
Charlotte, NC 28288
As a result, such shareholders may be deemed to “control” their respective series as such term is defined in the 1940 Act.
As of June 1, 2007, greater than 10% of the following Fund’s shares were held by accounts for which the Manager has investment discretion: Emerging Countries Fund. As of June 1, 2007, a significant portion of the following Funds’ shares were held by accounts for which the Manager has investment discretion: U.S. Core Equity Fund and International Intrinsic Value Fund. As of June 1, 2007, there were no Funds for which substantially all of the Funds’ shares were held by accounts for which the Manager has investment discretion.

VOTING RIGHTS
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.
Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS’ SHARES
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the U.S. Core Equity Fund as of June 4, 2007:

Name and Address	% Ownership
National Financial Services LLC For The Exclusive Benefits of Our Customers — NTF	59.8
200 Liberty Street
One World Financial
New York, NY 10281

Fidelity Investments Institutional Operations Company (FIIOC)	40.2
As Agent For Certain Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY 41015
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the U.S. Value Fund as of June 4, 2007:

Name and Address	% Ownership
Wachovia Bank FBO Various Ret Plans	100.0
Attn: Hal Nagle
1525 West Wt Harris Boulevard
Charlotte, NC 28288
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the U.S. Growth Fund as of June 4, 2007:

Name and Address	% Ownership
The Northern Trust CO As Custodian FBO	86.4
Colorado Pera 401K Trust DV
Attn: DV Control
PO Box 92994
Chicago, IL 60675-2994

National Financial Services LLC For The	13.6
Exclusive Benefits of Our Customers-NTF
200 Liberty Street
One World Financial
New York, NY 10281
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the International Intrinsic Value Fund as of June 4, 2007:

Name and Address	% Ownership
Wachovia Bank FBO Various Retirement Plans	100.0
Attn: Hal Nagle
1525 West WT Harris Blvd
Charlotte, NC 28288
The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the Foreign Fund as of June 4, 2007:

Name and Address	% Ownership
Fidelity Investments Institutional	98.1
Operations Company (FIIOC) As Agent for
Certain Employee Benefits Plan
100 Magellan Way (KW1C)
Covington, KY 41015

The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class M Shares of the Emerging Countries Fund as of June 4, 2007:

Name and Address	% Ownership
National Financial Services LLC	77.3
For the Exclusive Benefits of Our Customers – NTF
200 Liberty Street
One World Financial
New York, NY 10281

Fidelity Investments Institutional Operations Company	22.7
(FIIOC) as Agent for Certain Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY 41015
FINANCIAL STATEMENTS
The Trust’s audited financial statements, financial highlights, and report of the independent registered public accounting firm of the Funds, included in the Annual Report for the fiscal year ended February 28, 2007 for each of U.S. Core Equity Fund, U.S. Value Fund, U.S. Growth Fund, International Intrinsic Value Fund, Foreign Fund and Emerging Countries Fund and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference. The Funds’ Annual Reports for the fiscal year ended February 28, 2007 were filed electronically with the SEC on Form N-CSR on May 3, 2007 (Accession No. 0001104659-07-035365).

Appendix A
GMO TRUST
SPECIMEN PRICE MAKE-UP SHEETS
Following are computations for each Fund of the total offering price per share of Class M shares of beneficial interest of the Fund that are offered through the Prospectus that had Class M shares of beneficial interest outstanding as of February 28, 2007, in each case based upon their respective net asset values and shares of beneficial interest outstanding as of the close of business on February 28, 2007.

U.S. Core Equity Fund
Net Assets at Value (Equivalent to $14.75 per share based on 8,925,664 shares of beneficial interest outstanding)	$131,639,935
Offering Price	$14.75
U.S. Value Fund
Net Assets at Value (Equivalent to $10.75 per share based on 1,082,296 shares of beneficial interest outstanding)	$11,630,933
Offering Price	$10.75
U.S. Growth Fund
Net Assets at Value (Equivalent to $17.16 per share based on 4,994,598 shares of beneficial interest outstanding)	$85,713,771
Offering Price	$17.16
International Intrinsic Value Fund
Net Assets at Value (Equivalent to $34.93 per share based on 497,369 shares of beneficial interest outstanding)	$17,370,966
Offering Price	$34.93
Foreign Fund
Net Assets at Value (Equivalent to $18.63 per share based on 443,367 shares of beneficial interest outstanding)	$8,258,427
Offering Price	$18.63
Emerging Countries Fund
Net Assets at Value (Equivalent to $15.90 per share based on 1,850,804 shares of beneficial interest outstanding)	$29,423,449
Offering Price	$15.90

A - 1

Appendix B
COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
Commercial Paper Ratings
Commercial paper ratings of Standard & Poor’s are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor’s indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor’s indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.
Corporate Debt Ratings
Standard & Poor’s. A Standard & Poor’s corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor’s for corporate debt:
AAA – This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA – Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A – Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB – Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic

Appendix B
conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC – Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C – The rating C is reserved for income bonds on which no interest is being paid.
D – Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s. The following is a summary of the ratings used by Moody’s for corporate debt:
Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa – Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa – Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Appendix B
Ba – Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B – Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa – Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca – Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C – Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Should no rating be assigned by Moody’s, the reason may be one of the following:
1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed in which case the rating is not published in Moody’s publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

Appendix C
GMO TRUST
PROXY VOTING POLICY
I. Statement of Policy
GMO Trust (the “Fund”) delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).
Therefore, the Board of Trustees (the “Board”) of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Fund when exercising voting authority on behalf of the Fund.
II. Standard
The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.
III. Review of Proxy Voting Procedures
The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.
The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.
The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
IV. Disclosure
The following disclosure shall be provided:
A.	The Adviser shall make available its proxy voting records, for inclusion in the Fund’s Form N-PX.

B.	The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR or the statement of additional information.

C.	The Adviser shall cause the Fund’s shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund’s web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund’s web site.

Appendix C
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
GMO AUSTRALASIA LLC
(TOGETHER “GMO”)
PROXY VOTING POLICIES AND PROCEDURES
Effective June 15, 2007
I. Introduction and General Principles
GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.
GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.
II. Proxy Voting Guidelines
GMO has engaged Institutional Shareholder Services, Inc. (“ISS”) as its proxy voting agent to:
(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

Appendix C
Proxies generally will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current domestic and global ISS proxy voting guidelines are attached to these Proxy Voting Policies and Procedures as Exhibit A. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit B. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit B to these Proxy Voting Policies and Procedures will be made available for clients.
Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.
III. Proxy Voting Procedures
GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

1.	Implementing and updating the applicable domestic and global ISS proxy voting guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit B hereto;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.
There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.
IV. Conflicts of Interest
As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

Appendix C
In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.
In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:
1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.
V. Recordkeeping
GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:
(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which ISS maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.
Such proxy voting records shall be maintained for a period of five years.
VI. Reporting
GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the proxy voting guidelines described in Section II,

Appendix C
(ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.
VII. Disclosure
Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

Appendix C
Exhibit A
Concise Summary of ISS 2007 Proxy Voting Guidelines
Effective for Meetings Feb. 1, 2007
Updated Dec. 15, 2006
1. Auditors
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services (“Other” fees) are excessive.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves;

•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.
WITHHOLD from individual directors who:

Appendix C
•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.
WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Appendix C
WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

•	A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

Appendix C
•	Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
–	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

–	Serving as liaison between the chairman and the independent directors,

–	Approving information sent to the board,

–	Approving meeting agendas for the board,

–	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

–	Having the authority to call meetings of the independent directors,

–	If requested by major shareholders, ensuring that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers*.
*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Appendix C
3. Proxy Contests
Voting for Director Nominees in Contested Elections Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
4. Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Appendix C
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
5. Mergers and Corporate Restructurings
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Appendix C
•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6. State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.
In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company’s performance, and whether the company’s ongoing use of shares has shown prudence.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Appendix C
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
8. Executive and Director Compensation
Poor Pay Practices
WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:
•	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

•	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

•	Huge bonus payouts without justifiable performance linkage or proper disclosure;

•	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

•	Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

•	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

•	Excessive severance provisions (e.g., including excessive change in control payments);

•	Change in control payouts without loss of job or substantial diminution of job duties;

•	Internal pay disparity;

•	Options backdating (covered in a separate policy); and
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

Appendix C
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.
Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:
–	A minimum vesting of three years for stock options or restricted stock; or

–	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
–	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

–	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Employee Stock Purchase Plans—Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

Appendix C
•	Purchase price is at least 85% of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.
Employee Stock Purchase Plans—Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25% of employee’s contribution, which is effectively a discount of 20% from market value;

•	No discount on the stock price on the date of purchase, since there is a company matching contribution.
Options Backdating
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

Appendix C
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
9. Corporate Responsibility
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.
Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.
Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Appendix C
Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.
Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company has not disclosed an environmental risk report for its ANWR operations.
Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:
•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.
Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

Appendix C
•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.
Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.
Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.
Outsourcing/Off-shoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.
Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.
10. Mutual Fund Proxies
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

Appendix C
•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Appendix C
ISS 2007 International Proxy Voting Guidelines
Summary
Effective for Meetings Feb. 1, 2007
Updated Dec. 15, 2006
Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:

Appendix C
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Appendix C
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.
Please see the International Classification of Directors on the following page.

Appendix C
2007 International Classification of Directors
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test2);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of current employee of the company or its affiliates;

•	Relative[1] of former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service will NOT be a determining factor unless it is recommended best practice in a market:
–	9 years (from the date of election) in the United Kingdom and Ireland;

–	12 years in European markets.

Appendix C
Independent NED
•	No material[3] connection, either direct or indirect, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
1“Relative” follows the SEC’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
2 If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
3 For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
4 Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

Appendix C
Director Compensation Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Appendix C
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Appendix C
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Vote FOR share repurchase plans, unless:
•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.
Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Appendix C
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals

Appendix C
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix C
Exhibit B
Modifications to recommendations set forth in the ISS Proxy Voting Manual
Shareholder Ability to Act by Written Consent
Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.
Vote AGAINST proposals to allow or make easier shareholder action by written consent.
Cumulative Voting
Vote FOR proposals to eliminate cumulative voting.
Vote AGAINST proposals to restore or provide for cumulative voting.

GMO TRUST
MULTIPLE CLASSES — SUPPLEMENTAL INFORMATION
CLASS DESIGNATIONS
     In addition to the classes of shares identified in the GMO Trust Prospectus dated June 30, 2007 (the “Multi-Class Prospectus”) and GMO Trust Class M Shares Prospectus dated June 30, 2007 (the “Class M Prospectus” and, together with the Multi-Class Prospectus, the “Prospectuses”) as being currently offered by each Fund of GMO Trust (the “Trust”), each Fund of the Trust may also from time to time issue one or more of the following classes of shares: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares. Exhibit A to this Supplement identifies the classes (except Class M) each Fund may offer; Exhibit B to this Supplement identifies the Funds that may offer Class M Shares. Each class of shares of a Fund will represent interests in the same portfolio of investments and, except as described herein, shall have the same rights and obligations as each other class of shares of such Fund. The sole economic difference among Class I, Class II, Class III, Class IV, Class V, Class VI, Class VII, and Class VIII Shares is the level of shareholder service fee (“Shareholder Service Fee”) that the classes bear for client and shareholder service, reporting and other support. The existence of multiple classes reflects the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee generally is lower for classes that require greater total assets under management of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Class M shares are subject to a Rule 12b-1 fee and an administration fee, but not a Shareholder Service Fee.
     Each class of shares that is not presently being offered shall be subject to such investment minimums and other eligibility requirements as shall be set forth in the Trust’s prospectuses or statements of additional information prior to the commencement of sale of such shares (the “Registration Statement”). Each such class will bear the same purchase premium and redemption fees, if any, assessed by the class(es) of shares of the relevant Fund currently being offered.
CLASS ELIGIBILITY
     Class eligibility is generally dependent on the size of the client’s total assets under the management of GMO, the Trust’s investment adviser, and its affiliates, the size of the client’s total investment in the particular Fund of the Trust, or a combination of both, as described from time to time in the Registration Statement. Investors purchasing through third-party intermediaries will be eligible to purchase Class M Shares (to the extent available).
     Eligibility requirements for classes of shares currently offered by the Trust are set forth in the Prospectuses. Eligibility requirements for classes of shares not currently being offered will be established and disclosed in the relevant Fund’s prospectus prior to the offering of such shares. The

Manager will make all determinations as to aggregation of client accounts for purposes of determining eligibility.
CLASS CHARACTERISTICS
     Class I, Class II, Class III, Class IV, Class V, Class VI, Class VII, and Class VIII Shares
     The sole difference among the various classes of shares is the level of Shareholder Service Fee borne by the class for client and shareholder service, reporting and other support provided to such class by GMO. The Shareholder Service Fee borne by each class of shares of each Fund is set forth in Exhibit A hereto. The expenses associated with an investment in any of the classes currently being offered by a Fund are described in detail under “Fees and Expenses” for that Fund in the Multi-Class Prospectus.
     Investors should be aware that, because of the different Shareholder Service Fee borne by each class of shares of a particular Fund, the net annual fund operating expenses associated with an investment in Class I Shares or Class II Shares of a Fund (other than an asset allocation fund) will typically be 0.13% higher and 0.07% higher, respectively, than an investment in Class III Shares of the same Fund. As a result, the total return earned by an investment in Class I or Class II Shares of a Fund will always be lower than the total return earned by Class III Shares of the same Fund. Similarly, an investor in Class IV, Class V, Class VI, Class VII and Class VIII Shares can expect to pay lower net annual fund operating expenses and earn correspondingly higher returns than an investor in Class III Shares of the same Fund over the same period.
     The multiple class structure reflects the fact that, as the size of the client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is generally lower for classes that require greater total assets under GMO’s management.
     All classes of shares of a Fund bear the same level of purchase premium and/or redemption fee, if any.
     Class M Shares
     Class M Shares are subject to a Rule 12b-1 fee pursuant to a distribution and service (12b-1) plan (the “Distribution (12b-1) Plan”), and an administration fee (“Administration Fee”) pursuant to an administration agreement. The Distribution (12b-1) Plan provides for payments at annual rates not to exceed 1.00% of each Fund’s average daily net assets attributable to its Class M Shares and is intended to pay for the sale and distribution of Class M Shares and for services provided to Class M shareholders. The Trustees currently limit payments on the Class M Shares under the Distribution (12b-1) Plan to 0.25% of each Fund’s average daily net assets attributable to its Class M Shares. The Funds that have currently adopted the Distribution (12b-1) Plan with respect to their Class M Shares are set forth in Exhibit B hereto.
     In addition, Class M Shares of each Fund pay GMO the Administration Fee, which is used by GMO to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Administration Fee borne by the Class M Shares of each Fund is set forth in Exhibit B hereto. The expenses associated with an investment in Class M Shares currently being offered by a Fund are described in detail in the Class M Prospectus under “Fees and Expenses.”
     The Class M Shares of a Fund bear the same level of purchase premium and/or redemption fee, if any, as all other classes of the same Fund.
CONVERSION AND EXCHANGE FEATURES
     Conversion and exchange features for classes of shares currently offered by the Trust are set forth in the Prospectuses. Conversion and exchange features for classes of shares not currently being offered will be established and disclosed in the relevant Fund’s prospectus prior to the offering of such shares.

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE
CLASS I SHARES

FUND	SERVICE FEE

GMO Tobacco-Free Core Fund	0.28%
GMO Real Estate Fund	0.28%
GMO International Intrinsic Value Fund	0.28%
GMO Currency Hedged International Equity Fund	0.28%
GMO Foreign Fund	0.28%
GMO Core Plus Bond Fund	0.28%
GMO International Small Companies Fund	0.28%
GMO Emerging Markets Fund	0.28%
GMO Domestic Bond Fund	0.28%
GMO Alpha Only Fund	0.28%
GMO International Bond Fund	0.28%
GMO Currency Hedged International Bond Fund	0.28%
GMO Global Bond Fund	0.28%
GMO Emerging Country Debt Fund	0.28%
GMO Emerging Countries Fund	0.28%
GMO Emerging Markets Opportunities Fund	0.28%
GMO Tax-Managed U.S. Equities Fund	0.28%
GMO Tax-Managed International Equities Fund	0.28%
GMO International Equity Allocation Fund	0.13%
GMO Global (U.S.+) Equity Allocation Fund	0.13%
GMO Global Balanced Asset Allocation Fund	0.13%
GMO Benchmark-Free Allocation Fund	0.13%
GMO U.S. Equity Allocation Fund	0.13%

CLASS II SHARES

FUND	SERVICE FEE

GMO Tobacco-Free Core Fund	0.22%
GMO U.S. Quality Equity Fund	0.22%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE

GMO Real Estate Fund	0.22%
GMO International Intrinsic Value Fund	0.22%
GMO Currency Hedged International Equity Fund	0.22%
GMO Foreign Fund	0.22%
GMO Core Plus Bond Fund	0.22%
GMO International Small Companies Fund	0.22%
GMO Emerging Markets Fund	0.22%
GMO Domestic Bond Fund	0.22%
GMO Alpha Only Fund	0.22%
GMO International Bond Fund	0.22%
GMO Currency Hedged International Bond Fund	0.22%
GMO Global Bond Fund	0.22%
GMO Emerging Country Debt Fund	0.22%
GMO Emerging Countries Fund	0.22%
GMO Emerging Markets Opportunities Fund	0.22%
GMO Tax-Managed U.S. Equities Fund	0.22%
GMO Tax-Managed International Equities Fund	0.22%
GMO International Equity Allocation Fund	0.07%
GMO Global (U.S.+) Equity Allocation Fund	0.07%
GMO Global Balanced Asset Allocation Fund	0.07%
GMO Benchmark-Free Allocation Fund	0.07%
GMO U.S. Equity Allocation Fund	0.07%
CLASS III SHARES

FUND	SERVICE FEE

GMO U.S. Core Equity Fund	0.15%
GMO Tobacco-Free Core Fund	0.15%
GMO U.S. Quality Equity Fund	0.15%
GMO U.S. Value Fund	0.15%
GMO U.S. Intrinsic Value Fund	0.15%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE

GMO U.S. Growth Fund	0.15%
GMO U.S. Small/Mid Cap Value Fund	0.15%
GMO U.S. Small/Mid Cap Growth Fund	0.15%
GMO Real Estate Fund	0.15%
GMO International Core Equity Fund	0.15%
GMO International Intrinsic Value Fund	0.15%
GMO International Growth Equity Fund	0.15%
GMO Core Plus Bond Fund	0.15%
GMO International Small Companies Fund	0.15%
GMO Emerging Markets Fund	0.15%
GMO Domestic Bond Fund	0.15%
GMO Short-Duration Investment Fund	0.15%
GMO Alpha Only Fund	0.15%
GMO International Bond Fund	0.15%
GMO Strategic Fixed Income Fund	0.15%
GMO Currency Hedged International Bond Fund	0.15%
GMO Global Bond Fund	0.15%
GMO Emerging Country Debt Fund	0.15%
GMO Emerging Countries Fund	0.15%
GMO Short-Duration Collateral Share Fund	0.15%
GMO Inflation Indexed Plus Bond Fund	0.15%
GMO Emerging Markets Opportunities Fund	0.15%
GMO Tax-Managed U.S. Equities Fund	0.15%
GMO Tax-Managed International Equities Fund	0.15%
GMO Tax-Managed Small/Mid Cap Fund	0.15%
GMO Currency Hedged International Equity Fund	0.15%
GMO Foreign Fund	0.15%
GMO Foreign Small Companies Fund	0.15%
GMO Global Growth Fund	0.15%
GMO Developed World Stock Fund	0.15%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE

GMO International Equity Allocation Fund	0.00%
GMO International Opportunities Equity Allocation Fund	0.00%
GMO Global (U.S.+) Equity Allocation Fund	0.00%
GMO Global Balanced Asset Allocation Fund	0.00%
GMO Benchmark-Free Allocation Fund	0.00%
GMO Strategic Opportunities Allocation Fund	0.00%
GMO U.S. Equity Allocation Fund	0.00%
GMO World Opportunities Equity Allocation Fund	0.00%
CLASS IV SHARES

FUND	SERVICE FEE

GMO U.S. Core Equity Fund	0.10%
GMO Tax-Managed U.S. Equities Fund	0.105%
GMO Tobacco-Free Core Fund	0.105%
GMO U.S. Quality Equity Fund	0.105%
GMO U.S. Value Fund	0.10%
GMO U.S. Intrinsic Value Fund	0.10%
GMO U.S. Growth Fund	0.10%
GMO U.S. Small/Mid Cap Value Fund	0.10%
GMO U.S. Small/Mid Cap Growth Fund	0.10%
GMO Real Estate Fund	0.12%
GMO International Core Equity Fund	0.09%
GMO International Intrinsic Value Fund	0.09%
GMO International Growth Equity Fund	0.09%
GMO Tax-Managed International Equities Fund	0.09%
GMO Currency Hedged International Equity Fund	0.09%
GMO Foreign Fund	0.09%
GMO International Small Companies Fund	0.11%
GMO Foreign Small Companies Fund	0.10%
GMO Emerging Markets Fund	0.105%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE

GMO Domestic Bond Fund	0.13%
GMO Core Plus Bond Fund	0.10%
GMO International Bond Fund	0.13%
GMO Strategic Fixed Income Fund	0.10%
GMO Global Bond Fund	0.13%
GMO Currency Hedged International Bond Fund	0.13%
GMO Emerging Country Debt Fund	0.10%
GMO Alpha Only Fund	0.10%
GMO Short-Duration Collateral Share Fund	0.10%
GMO Inflation Indexed Plus Bond Fund	0.10%
GMO Emerging Countries Fund	0.10%
GMO Emerging Markets Opportunities Fund	0.105%
GMO Global Growth Fund	0.105%
GMO Developed World Stock Fund	0.10%
GMO U.S. Equity Allocation Fund	0.12%
CLASS V SHARES

FUND	SERVICE FEE

GMO U.S. Core Equity Fund	0.085%
GMO Tobacco-Free Core Fund	0.09%
GMO U.S. Intrinsic Value Fund	0.085%
GMO U.S. Quality Equity Fund	0.085%
GMO U.S. Value Fund	0.085%
GMO U.S. Growth Fund	0.085%
GMO U.S. Small/Mid Cap Value Fund	0.085%
GMO U.S. Small/Mid Cap Growth Fund	0.085%
GMO Real Estate Fund	0.09%
GMO International Intrinsic Value Fund	0.085%
GMO Currency Hedged International Equity Fund	0.07%
GMO Foreign Fund	0.10%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE

GMO International Small Companies Fund	0.07%
GMO Emerging Markets Fund	0.085%
GMO International Core Equity Fund	0.085%
GMO International Growth Equity Fund	0.085%
GMO Emerging Markets Opportunities Fund	0.12%
GMO Domestic Bond Fund	0.12%
GMO Core Plus Bond Fund	0.12%
GMO Short-Duration Collateral Share Fund	0.085%
GMO International Bond Fund	0.12%
GMO Strategic Fixed Income Fund	0.085%
GMO Currency Hedged International Bond Fund	0.12%
GMO Global Bond Fund	0.12%
GMO Emerging Country Debt Fund	0.12%
GMO Alpha Only Fund	0.12%
GMO Inflation Indexed Plus Bond Fund	0.085%
GMO Emerging Countries Fund	0.05%
GMO Developed World Stock Fund	0.085%
GMO U.S. Equity Allocation Fund	0.09%
CLASS VI SHARES

FUND	SERVICE FEE

GMO U.S. Core Equity Fund	0.055%
GMO Tobacco-Free Core Fund	0.07%
GMO U.S. Quality Equity Fund	0.055%
GMO U.S. Value Fund	0.055%
GMO U.S. Growth Fund	0.055%
GMO U.S. Small/Mid Cap Value Fund	0.055%
GMO U.S. Small/Mid Cap Growth Fund	0.055%
GMO U.S. Intrinsic Value Fund	0.055%
GMO International Core Equity Fund	0.055%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE

GMO International Growth Equity Fund	0.055%
GMO Real Estate Fund	0.07%
GMO International Intrinsic Value Fund	0.055%
GMO Currency Hedged International Equity Fund	0.04%
GMO Foreign Fund	0.08%
GMO International Small Companies Fund	0.04%
GMO Emerging Markets Fund	0.055%
GMO Domestic Bond Fund	0.055%
GMO Short-Duration Collateral Share Fund	0.055%
GMO Core Plus Bond Fund	0.10%
GMO International Bond Fund	0.10%
GMO Strategic Fixed Income Fund	0.055%
GMO Currency Hedged International Bond Fund	0.10%
GMO Global Bond Fund	0.10%
GMO Emerging Country Debt Fund	0.10%
GMO Alpha Only Fund	0.10%
GMO Inflation Indexed Plus Bond Fund	0.055%
GMO Emerging Countries Fund	0.02%
GMO U.S. Equity Allocation Fund	0.07%
GMO Emerging Markets Opportunities Fund	0.055%
GMO Developed World Stock Fund	0.055%
CLASS VII SHARES

FUND	SERVICE FEE

GMO Core Plus Bond Fund	0.06%
GMO International Bond Fund	0.06%
GMO Currency Hedged International Bond Fund	0.06%
GMO Global Bond Fund	0.06%

EXHIBIT A: SHAREHOLDER SERVICE FEE SCHEDULE
CLASS VIII SHARES

FUND	SERVICE FEE

GMO Core Plus Bond Fund	0.01%
GMO International Bond Fund	0.01%
GMO Currency Hedged International Bond Fund	0.01%
GMO Global Bond Fund	0.01%

EXHIBIT B: ADMINISTRATION FEE SCHEDULE

FUND	ADMINISTRATION FEE

GMO U.S. Core Equity Fund	0.20%
GMO Tobacco-Free Core Fund	0.20%
GMO U.S. Value Fund	0.20%
GMO U.S. Growth Fund	0.20%
GMO Real Estate Fund	0.20%
GMO International Intrinsic Value Fund	0.20%
GMO Currency Hedged International Equity Fund	0.20%
GMO Foreign Fund	0.20%
GMO Emerging Countries Fund	0.20%
GMO U.S. Quality Equity Fund	0.20%
GMO Domestic Bond Fund	0.20%
GMO Core Plus Bond Fund	0.20%
GMO International Bond Fund	0.20%
GMO Currency Hedged International Bond Fund	0.20%
GMO Global Bond Fund	0.20%
GMO Short-Duration Investment Fund	0.20%
GMO Alpha Only Fund	0.20%
GMO U.S. Equity Allocation Fund	0.05%
GMO International Equity Allocation Fund	0.05%
GMO Global Balanced Asset Allocation Fund	0.05%
GMO Global (U.S.+) Equity Allocation Fund	0.05%
GMO Benchmark-Free Allocation Fund	0.05%

GMO TRUST

PART C. OTHER INFORMATION
Item 23. Exhibits
(a) 1.	Amended and Restated Agreement and Declaration of Trust of GMO Trust (the “Trust” or “Registrant”), dated June 23, 2000 (the “Declaration of Trust”);[4]
2.	Amendment Nos. 1-8 to the Declaration of Trust;[7]

3.	Amendment Nos. 9-10 to the Declaration of Trust;[9]

4.	Amendment No. 11 to the Declaration of Trust;[11]

5.	Amendment No. 12 to the Declaration of Trust;[12]

6.	Amendment No. 13 to the Declaration of Trust;[13]

7.	Amendment No. 14 to the Declaration of Trust; [26]

8.	Amendment No. 15 to the Declaration of Trust; [26]

9.	Amendment No. 16 to the Declaration of Trust;[14]

10.	Amendment No. 17 to the Declaration of Trust; [26]

11.	Amendment No. 18 to the Declaration of Trust;[15]

12.	Amendment No. 19 to the Declaration of Trust;[17]

13.	Amendment No. 20 to the Declaration of Trust;[18]

14.	Amendment No. 21 to the Declaration of Trust;[19]

15.	Amendment Nos. 22-25 to the Declaration of Trust;[20]

16.	Amendment No. 26 to the Declaration of Trust;[21]

17.	Amendment No. 27 to the Declaration of Trust;[22]

18.	Amendment Nos. 28-29 to the Declaration of Trust;[23]

19.	Amendment No. 30 to the Declaration of Trust;[26] and

20.	Amendment Nos. 31-32 to the Declaration of Trust.[27]
(b)	Amended and Restated By-laws of the Trust, effective as of March 1, 2007 (the “By-laws”).[27]
(c) 1.	Please refer to Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Declaration of Trust, which is hereby incorporated by reference;[4] and
2.	Please refer to Article 2 (Meetings of Shareholders) of the By-laws, which is hereby incorporated by reference.[20]
(d) 1.	Form of Management Contract between the Trust, on behalf of GMO Tobacco-Free Core Fund, and Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”);[26]
2.	Form of Management Contract between the Trust, on behalf of GMO Tax-Managed Small/Mid Cap Fund (formerly “GMO Tax-Managed Small Companies Fund” and “GMO Tax-Managed U.S. Small Cap Fund”), and GMO;[26]

3.	Form of Management Contract between the Trust, on behalf of GMO International Intrinsic Value Fund (formerly “GMO International Core Fund”), and GMO;[26]

4.	Form of Management Contract between the Trust, on behalf of GMO Currency Hedged International Equity Fund (formerly “GMO Currency Hedged International Core Fund”), and GMO;[26]

5.	Form of Management Contract between the Trust, on behalf of GMO International Small Companies Fund, and;[26]

6.	Form of Management Contract between the Trust, on behalf of GMO Emerging Markets Fund, and GMO;[26]

7.	Form of Management Contract between the Trust, on behalf of GMO Emerging Countries Fund (formerly “GMO Evolving Countries Fund”), and GMO; [26]

8.	Form of Management Contract between the Trust, on behalf of GMO Domestic Bond Fund, and GMO;[26]

9.	Form of Management Contract between the Trust, on behalf of GMO International Bond Fund, and GMO;[26]

10.	Form of Management Contract between the Trust, on behalf of GMO Currency Hedged International Bond Fund, and GMO;[26]

11.	Form of Management Contract between the Trust, on behalf of GMO Emerging Country Debt Fund, and GMO;[26]

12.	Form of Management Contract between the Trust, on behalf of GMO Short-Duration Investment Fund (formerly “GMO Short-Term Income Fund”), and GMO;[26]

13.	Form of Management Contract between the Trust, on behalf of GMO Alpha Only Fund (formerly “GMO Global Hedged Equity Fund”), and GMO;[26]

14.	Form of Management Contract between the Trust, on behalf of GMO Benchmark-Free Allocation Fund, and GMO;[26]

15.	Form of Amended and Restated Management Contract, dated as of June 30, 2006, between the Trust, on behalf of GMO U.S. Equity Allocation Fund (formerly “GMO U.S. Sector Fund” and “GMO U.S. Sector Allocation Fund”), and GMO;[26]

16.	Form of Management Contract between the Trust, on behalf of GMO Taiwan Fund, and GMO;[26]

17.	Form of Management Contract between the Trust, on behalf of GMO Global Bond Fund, and GMO;[26]

18.	Form of Amended and Restated Management Contract, dated as of June 30, 2006, between the Trust, on behalf of GMO Real Estate Fund (formerly “GMO REIT Fund”), and GMO;[26]

19.	Form of Management Contract between the Trust, on behalf of GMO Foreign Fund, and GMO;[26]

20.	Form of Management Contract between the Trust, on behalf of GMO International Equity Allocation Fund, and GMO;[1]

21.	Form of Management Contract between the Trust, on behalf of GMO Global Balanced Asset Allocation Fund (formerly “GMO World Balanced

Allocation Fund” and “GMO World Equity Allocation Fund”), and GMO;[2]

22.	Form of Management Contract between the Trust, on behalf of GMO Global (U.S.+) Equity Allocation Fund, and GMO;[2]

23.	Form of Management Contract between the Trust, on behalf of GMO Core Plus Bond Fund (formerly “GMO U.S. Bond/Global Alpha A Fund” and “GMO Global Fund”), and GMO;[26]

24.	Form of Management Contract between the Trust, on behalf of GMO Emerging Markets Quality Fund (formerly “GMO Asia Fund”), and GMO;[26]

25.	Form of Management Contract between the Trust, on behalf of GMO Tax-Managed U.S. Equities Fund, and GMO;[26]

26.	Form of Management Contract between the Trust, on behalf of GMO Tax-Managed International Equities Fund, and GMO;[26]

27.	Form of Management Contract between the Trust, on behalf of GMO Special Purpose Holding Fund (formerly “GMO Alpha LIBOR Fund”), and GMO;[3]

28.	Form of Management Contract between the Trust, on behalf of GMO Foreign Small Companies Fund, and GMO;[4]

29.	Form of Management Contract between the Trust, on behalf of GMO Short-Duration Collateral Fund, and GMO;[7]

30.	Form of Management Contract between the Trust, on behalf of GMO U.S. Quality Equity Fund, and GMO;[10]

31.	Form of Management Contract between the Trust, on behalf of GMO Global Growth Fund, and GMO;[13]

32.	Form of Management Contract between the Trust, on behalf of GMO World Opportunity Overlay Fund, and GMO;[15]

33.	Form of Management Contract between the Trust, on behalf of GMO Strategic Opportunities Allocation Fund (formerly “GMO Strategic Balanced Allocation Fund”), and GMO;[16]

34.	Form of Management Contract between the Trust, on behalf of GMO World Opportunities Equity Allocation Fund, and GMO;[16]

35.	Form of Management Contract between the Trust, on behalf of GMO Alternative Asset Opportunity Fund, and GMO;[17]

36.	Form of Management Contract between the Trust, on behalf of GMO Developed World Stock Fund, and GMO;[20]

37.	Form of Management Contract between the Trust, on behalf of GMO U.S. Core Equity Fund, and GMO;[21]

38.	Form of Management Contract between the Trust, on behalf of GMO U.S. Value Fund, and GMO;[21]

39.	Form of Management Contract between the Trust, on behalf of GMO U.S. Intrinsic Value Fund, and GMO;[21]

40.	Form of Management Contract between the Trust, on behalf of GMO U.S. Growth Fund, and GMO;[21]

41.	Form of Management Contract between the Trust, on behalf of GMO U.S. Small/Mid Cap Value Fund, and GMO;[21]

42.	Form of Management Contract between the Trust, on behalf of GMO U.S. Small/Mid Cap Growth Fund, and GMO;[21]

43.	Form of Management Contract between the Trust, on behalf of GMO International Core Equity Fund, and GMO;[21]

44.	Form of Management Contract between the Trust, on behalf of GMO International Growth Equity Fund, and GMO;[21]

45.	Management Contract between the Trust, on behalf of GMO Short-Duration Collateral Share Fund, and GMO;[22]

46.	Management Contract between the Trust, on behalf of GMO Strategic Fixed Income Fund, and GMO;[24]

47.	Management Contract between the Trust, on behalf of GMO International Opportunities Equity Allocation Fund, and GMO;[24] and

48.	Management Contract between the Trust, on behalf of GMO Inflation Indexed Plus Bond Fund, and GMO.[25]
(e) 1.	Distribution Agreement (the “Distribution Agreement”), dated April 11, 2001, between the Trust, on behalf of the Funds listed on Schedule A thereto, as Schedule A may be amended from time to time, and Funds Distributor, Inc. (“FDI”);[27]
(i)	Schedule A to the Distribution Agreement as amended as of June 30, 2007 — Exhibit (e)1(i).
(f)	None.

(g) 1.	Form of Custodian Agreement (the “IBT Custodian Agreement”), dated August 1, 1991, among the Trust, on behalf of certain Funds listed therein, GMO and Investors Bank & Trust Company (“IBT”), as amended from time to time to include GMO Tobacco-Free Core Fund, GMO Domestic Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Emerging Country Debt Fund, GMO Benchmark-Free Allocation Fund, GMO U.S. Equity Allocation Fund, GMO Global Bond Fund, GMO Real Estate Fund, GMO International Equity Allocation Fund, GMO Global Balanced Asset Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Inflation Indexed Bond Fund, GMO Core Plus Bond Fund, GMO Tax-Managed U.S. Equities Fund, GMO Emerging Country Debt Share Fund, GMO Tax-Managed Small/Mid Cap Fund, GMO Special Purpose Holding Fund, GMO Short-Duration Collateral Fund, GMO U.S. Quality Equity Fund, GMO World Opportunity Overlay Fund, GMO Strategic Opportunities Allocation Fund, GMO World Opportunities Equity Allocation Fund, GMO U.S. Small/Mid Cap Value Fund, GMO U.S. Small/Mid Cap Growth Fund, GMO U.S. Value Fund, GMO U.S. Growth Fund, GMO U.S. Intrinsic Value Fund, GMO U.S. Core Equity Fund, GMO Short-Duration Collateral Share Fund, GMO Strategic Fixed Income Fund, GMO International Opportunities Equity Allocation Fund, and GMO Inflation Indexed Plus Bond Fund;[26]

(i)	Letter Amendment to the IBT Custodian Agreement, dated May 30, 2003, among the Trust, GMO and IBT;[9]
2.	Form of Custodian Agreement (the “BBH Custodian Agreement”), dated June 29, 2001, between the Trust, on behalf of certain Funds listed on Schedule I thereto, and Brown Brothers Harriman & Co. (“BBH”), as amended from time to time to include GMO Taiwan Fund, GMO Global Growth Fund, GMO Developed World Stock Fund, GMO International Growth Equity Fund, and GMO International Core Equity Fund;[6]
(i)	Letter Amendment to the BBH Custodian Agreement, dated June 4, 2003, among the Trust, GMO and BBH;[9]
3.	Form of Accounting Agency Agreement (the “Accounting Agency Agreement”), dated June 29, 2001, between the Trust, on behalf of certain Funds listed on Schedule I thereto, and BBH, as amended to include GMO Taiwan Fund;[6]
(i)	Form of Second Amendment to the Accounting Agency Agreement, dated November 22, 2005, between the Trust, on behalf of the Funds listed on Schedule I thereto, and BBH;[26]
4.	Form of 17f-5 Delegation Schedule, dated June 29, 2001, between the Trust, on behalf of certain Funds listed on Schedule 1 thereto, and BBH, as amended from time to time to include GMO Taiwan Fund, GMO Developed World Stock Fund, GMO International Growth Equity Fund, and GMO International Core Equity Fund;[6] and

5.	Form of Amended and Restated Delegation Agreement, dated June 29, 2001, between the Trust, on behalf of GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, and GMO Emerging Country Debt Share Fund, and IBT, as amended from time to time to include GMO Short-Duration Collateral Fund, GMO Alternative Asset Opportunity Fund, GMO Strategic Opportunities Allocation Fund, GMO World Opportunities Equity Allocation Fund, GMO U.S. Small/Mid Cap Value Fund, GMO U.S. Small/Mid Cap Growth Fund, GMO U.S. Value Fund, GMO U.S. Growth Fund, GMO U.S. Intrinsic Value Fund, GMO U.S. Core Equity Fund, GMO Short-Duration Collateral Share Fund, GMO Strategic Fixed Income Fund, GMO International Opportunities Equity Allocation Fund, and GMO Inflation Indexed Plus Bond Fund.[6]
(h) 1.	Form of Transfer Agency and Service Agreement, dated August 1, 1991, among the Trust, on behalf of certain Funds listed therein, GMO and IBT, as amended from time to time to include GMO Global Bond Fund, GMO Real Estate Fund, GMO Foreign Fund, GMO International Equity Allocation Fund, GMO Global Balanced Asset Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Inflation Indexed Bond Fund, GMO Small/Mid Cap Growth Fund, GMO Core Plus Bond Fund, GMO Tax-Managed International Equities Fund, GMO Tax-Managed U.S. Equities Fund, GMO Emerging Country Debt Share Fund, GMO

Tax-Managed Small/Mid Cap Fund, GMO Special Purpose Holding Fund, GMO Foreign Small Companies Fund, GMO Short-Duration Collateral Fund, GMO U.S. Quality Equity Fund, GMO World Opportunity Overlay Fund, GMO Strategic Opportunities Allocation Fund, GMO World Opportunities Equity Allocation Fund, GMO Developed World Stock Fund, GMO International Growth Equity Fund, GMO International Core Equity Fund, GMO U.S. Small/Mid Cap Value Fund, GMO U.S. Small/Mid Cap Growth Fund, GMO U.S. Value Fund, GMO U.S. Growth Fund, GMO U.S. Intrinsic Value Fund, GMO U.S. Core Equity Fund, GMO Short-Duration Collateral Share Fund, GMO Strategic Fixed Income Fund, GMO International Opportunities Equity Allocation Fund, and GMO Inflation Indexed Plus Bond Fund;[26]
2.	Notification of Undertaking to Reimburse Certain Fund Expenses by GMO to the Trust, dated as of June 30, 2007;[28] and

3.	Amended and Restated Servicing Agreement, dated May 30, 1996, as amended and restated effective June 30, 2007, between the Trust, on behalf of certain Funds listed on Exhibit I thereto, and GMO — Exhibit (h)3.
(i)	Opinion and Consent of Ropes & Gray LLP.†

(j)	Consents of PricewaterhouseCoopers LLP — Exhibit (j).

(k)	Financial Statements—Not applicable.

(l)	None.

(m) 1.	GMO Trust Amended and Restated Distribution and Service Plan (Class M), dated as of November 15, 2001, as amended and restated as of June 30, 2007, on behalf of certain Funds listed on Appendix A thereto — Exhibit (m)1;
2.	Amended and Restated Administration Agreement, dated as of June 30, 2007, on behalf of certain Funds listed on Exhibit I thereto — Exhibit (m)2;

3.	Form of Service Agreement (“Service Agreement”), dated October 1, 2001, between American Express Financial Advisors Inc. and the Trust, on behalf of certain Funds listed on Schedule A thereto, as Schedule A may be amended from time to time;[5]
(i)	Second Amendment to Service Agreement, dated September 9, 2005, between American Express Financial Advisors Inc. and the Trust, on behalf of certain Funds listed on Schedule A thereto;[26]

(ii)	Assignment Agreement, effective as of April 2, 2007, between Wachovia Bank, Ameriprise Financial Services, Inc. (f/k/a American Express Financial Advisors Inc.) and the Trust, on behalf of certain Funds listed on Schedule A thereto — Exhibit (m)3(ii);

4.	Form of Services Agreement, dated as of March 2002, between Fidelity Brokerage Services LLC and National Financial Services LLC, and the Trust, on behalf of certain Funds listed on Exhibit B thereto;[6]

5.	Form of Shareholder Service Agreement, dated September 30, 2002, between GE Financial Trust Company and the Trust, on behalf of certain Funds listed on Schedule A thereto;[8]
(i)	First Amendment to the Shareholder Service Agreement, dated as of September, 2005, between GE Financial Trust Company and the Trust, on behalf of certain Funds listed on Schedule A thereto;[26]
6.	Funds Trading Agreement (“Funds Trading Agreement”), dated July 1, 2001, between Fidelity Investments Institutional Operations Company, Inc. (“FIIOC”), IBT, GMO, and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]
(i)	Second Amendment to Funds Trading Agreement, dated as of April 1, 2003, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]

(ii)	Third Amendment to Funds Trading Agreement, dated as of November 28, 2003, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]

(iii)	Fourth Amendment to Funds Trading Agreement, dated as of April 1, 2004, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]

(iv)	Fifth Amendment to Funds Trading Agreement, dated as of February 1, 2005, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]

(v)	Sixth Amendment to Funds Trading Agreement, dated as of July, 2005, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]

(vi)	Seventh Amendment to Funds Trading Agreement, dated as of September, 2005, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]
7.	Form of Funds Trading Agreement (“BBH Funds Trading Agreement”), dated July 1, 2001, between FIIOC, IBT, BBH, GMO and the Trust on behalf of certain Funds listed on Exhibit A thereto;[6]
(i)	Form of First Amendment to the BBH Funds Trading Agreement, dated January 1, 2002, between FIIOC, IBT, BBH, GMO, and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[6]

(ii)	Second Amendment to the BBH Funds Trading Agreement, dated July 1, 2002, between FIIOC, IBT, BBH, GMO, and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]
8.	Form of Shareholder Services Agreement (“Shareholder Services Agreement”), dated as of October 31, 2001, between Citistreet LLC (“Citistreet”) and the Trust, on behalf of certain Funds listed on Attachment A thereto;[9]

(i)	First Amendment to Shareholder Services Agreement, dated as of May 6, 2002, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto;[26]

(ii)	Second Amendment to Shareholder Services Agreement, dated as of October 15, 2002, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto;[26]

(iii)	Third Amendment to Shareholder Services Agreement, dated as of April 30, 2003, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto;[26]

(iv)	Fourth Amendment to Shareholder Services Agreement, dated as of July 1, 2005, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto;[26] and

(v)	Fifth Amendment to Shareholder Services Agreement, dated as of September 1, 2005, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto.[26]
(n)	Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective June 1, 1996, as amended and restated March 1, 2007.[27]

(o)	Reserved.

(p) 1.	GMO Code of Ethics, dated April 19, 2007, adopted by the Trust, GMO, GMO Australasia LLC, GMO Australia Ltd., GMO Singapore PTE Ltd., GMO Switzerland GMBH, GMO U.K. Ltd., GMO Woolley Ltd., Renewable Resources LLC, and GMO Renewable Resources Ltd.[28]
2.	Code of Ethics for the Independent Trustees of GMO Trust, dated as of May 31, 2006, adopted by the Board of Trustees of the Trust.[27]

† Previously filed with the Securities and Exchange Commission (“SEC”).
1. Previously filed with the SEC as part of Post-Effective Amendment No. 27 to the Registration Statement under the Securities Act of 1933 (the “1933 Act”) and Post-Effective Amendment No. 28 to the Registration Statement under the Investment Company Act of 1940 Act (the “1940 Act”) on March 13, 1996, and hereby incorporated by reference.
2. Previously filed with the SEC as part of Post-Effective Amendment No. 29 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 30 to the Registration Statement under the 1940 Act on June 28, 1996, and hereby incorporated by reference.
3. Previously filed with the SEC as part of Post-Effective Amendment No. 60 to the Registration Statement under the 1940 Act on December 30, 1999, and hereby incorporated by reference.
4. Previously filed with the SEC as part of Post-Effective Amendment No. 63 to the Registration Statement under the 1940 Act on July 3, 2000, and hereby incorporated by reference.
5. Previously filed with the SEC as part of Post-Effective Amendment No. 63 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 76 to the Registration Statement under the 1940 Act on March 1, 2002, and hereby incorporated by reference.
6. Previously filed with the SEC as part of Post-Effective Amendment No. 64 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 77 to the Registration Statement under the 1940 Act on May 1, 2002, and hereby incorporated by reference.
7. Previously filed with the SEC as part of Post-Effective Amendment No. 84 to the Registration Statement under the 1940 Act on November 26, 2002, and hereby incorporated by reference.
8. Previously filed with the SEC as part of Post-Effective Amendment No. 70 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 87 to the Registration Statement under the 1940 Act on May 1, 2003, and hereby incorporated by reference.

9. Previously filed with the SEC as part of Post-Effective Amendment No. 71 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 89 to the Registration Statement under the 1940 Act on June 30, 2003, and hereby incorporated by reference.
10. Previously filed with the SEC as part of Post-Effective Amendment No. 72 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 90 to the Registration Statement under the 1940 Act on October 31, 2003, and hereby incorporated by reference.
11. Previously filed with the SEC as part of Post-Effective Amendment No. 75 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 94 to the Registration Statement under the 1940 Act on January 23, 2004, and hereby incorporated by reference.
12. Previously filed with the SEC as part of Post-Effective Amendment No. 96 to the Registration Statement under the 1940 Act on March 29, 2004, and hereby incorporated by reference.
13. Previously filed with the SEC as part of Post-Effective Amendment No. 104 to the Registration Statement under the 1940 Act on June 25, 2004, and hereby incorporated by reference.
14. Previously filed with the SEC as part of Post-Effective Amendment No. 95 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 120 to the Registration Statement under the 1940 Act on September 22, 2004, and hereby incorporated by reference.
15. Previously filed with the SEC as part of Post-Effective Amendment No. 126 to the Registration Statement under the 1940 Act on November 18, 2004, and hereby incorporated by reference.
16. Previously filed with the SEC as part of Post-Effective Amendment No. 105 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 131 to the Registration Statement under the 1940 Act on March 15, 2005, and hereby incorporated by reference.
17. Previously filed with the SEC as part of Post-Effective Amendment No. 132 to the Registration Statement under the 1940 Act on March 29, 2005, and hereby incorporated by reference.
18. Previously filed with the SEC as part of Post-Effective Amendment No. 107 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 134 to the Registration Statement under the 1940 Act on April 29, 2005, and hereby incorporated by reference.
19. Previously filed with the SEC as part of Post-Effective Amendment No. 109 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 136 to the Registration Statement under the 1940 Act on May 27, 2005, and hereby incorporated by reference.
20. Previously filed with the SEC as part of Post-Effective Amendment No. 113 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 141 to the Registration Statement under the 1940 Act on June 30, 2005, and hereby incorporated by reference.
21. Previously filed with the SEC as part of Post-Effective Amendment No. 114 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 142 to the Registration Statement under the 1940 Act on August 17, 2005, and hereby incorporated by reference.
22. Previously filed with the SEC as part of Post-Effective Amendment No. 118 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 146 to the Registration Statement under the 1940 Act on March 1, 2006, and hereby incorporated by reference.
23. Previously filed with the SEC as part of Post-Effective Amendment No. 122 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 150 to the Registration Statement under the 1940 Act on May 1, 2006, and hereby incorporated by reference.
24. Previously filed with the SEC as part of Post-Effective Amendment No. 123 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 151 to the Registration Statement under the 1940 Act on May 17, 2006, and hereby incorporated by reference.
25. Previously filed with the SEC as part of Post-Effective Amendment No. 125 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 153 to the Registration Statement under the 1940 Act on May 31, 2006, and hereby incorporated by reference.
26. Previously filed with the SEC as part of Post-Effective Amendment No. 154 to the Registration Statement under the 1940 Act on June 28, 2006, and hereby incorporated by reference.
27. Previously filed with the SEC as part of Post-Effective Amendment No. 127 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 156 to the Registration Statement under the 1940 Act on May 1, 2007.
28. Previously filed with the SEC as part of Post-Effective Amendment No. 157 to the Registration Statement under the 1940 Act on June 28, 2007.
Item 24. Persons Controlled by or Under Common Control with a Fund

Controlling Fund	Person Controlled	Nature of Control
GMO Alternative Asset Opportunity Fund	GMO Alternative Asset SPC Ltd.(a) (b)	100% ownership(c)
GMO Special Purpose Holding Fund	GMO SPV I, LLC(a) (d)	74.8% ownership(c)

(a)	Included in the controlling Fund’s consolidated financial statements.

(b)	Organized under the laws of Bermuda.

(c)	As of the most recent fiscal year ended February 28, 2007.

(d)	Organized under the laws of the State of Delaware.
Item 25. Indemnification
     Please refer to Article 4 (Indemnification) of the By-laws.
     In addition, the Trust will maintain a trustees and officers liability insurance policy under which the Trust and its trustees and officers will be named insureds.
     Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust’s By-laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 26. Business and Other Connections of Investment Adviser
     A description of the business of Grantham, Mayo, Van Otterloo & Co. LLC, the investment adviser of the Funds of the Registrant (the “Investment Adviser”), is set forth under the captions “Management of the Trust” in the prospectuses and “Investment Advisory and Other Services” in the statements of additional information, all forming part of this Registration Statement.
     Except as set forth below, the directors, officers, and members of the Investment Adviser, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors, officers, or members of the Investment Adviser or certain of its affiliates. Certain directors, officers, and members of the Investment Adviser serve as officers or trustees of the Registrant as set forth under the caption “Management of the Trust” in the Registrant’s statements of additional information, forming part of this Registration Statement, and/or as officers and/or directors of certain private investment companies managed by the Investment

Adviser or certain of its affiliates. The address of the Investment Adviser and the Registrant is 40 Rowes Wharf, Boston, Massachusetts 02110.

Name	Position with Investment Adviser	Other Connections
Paul J. Bostock	Member	Director, Inquire UK, Baldocks Barn Chiddingstone Causway, Tonbridge, Kent TN11 8JX

Arjun Divecha	Member and Member of the Board of Directors	Director, Frog Hollow Fresh LLC, P.O. Box 872, Brentwood, CA 94513

R. Jeremy Grantham	Founding Member and Chairman of the Board of Directors	MSPCC Investment Committee, 555 Amory Street, Jamaica Plain, MA 02130

Jon Hagler	Member of the Board of Directors	Member, Overseer Advisory Board, WGBH Boston, 125 Western Ave., Boston, MA 02134; Trustee Emeritus, Texas A&M Foundation, Texas A&M University, College Station, TX 77843; Chairman, Vision 2020 Advisory Council, Texas A&M University, College Station, TX 77843; Convening Chair, One Spirit-One Vision Capital Campaign, Texas A&M University, College Station, TX 77843

Bevis Longstreth	Member of the Board of Directors	Trustee, College Retirement Equity Fund, 730 Third Ave., NY, NY 10017-3206; Director, AMVESCAP, 1315 Peachtree Street, NE, Atlanta, GA 30309; Expert witness in periodic securities litigation; Trustee and financial adviser to certain high net worth individuals/families; Historical novelist; Fiduciary for various not-for-profit institutions

Name	Position with Investment Adviser	Other Connections
John Rosenblum	Vice Chairman of the Board of Directors	Director, The Chesapeake Corporation, 1021 East Cary Street, Richmond, VA 23219; Thomas Rutherfoord, Inc., One South Jefferson Street, SW, Roanoke, VA 24011; The Providence Journal, a division of Belo Corporation, 75 Providence Street, Providence, RI 02902; Trustee, Landmark Volunteers, P.O. Box 455, Sheffield, MA 01257; Jamestown-Yorktown Foundation, Inc., P.O. Box 1607, Williamsburg, VA 23187-1607; American Civil War Center Foundation, 200 S. Third St., Richmond, VA 23219; Atlantic Challenge, 643 Main St., Rockland, ME 04841; University Symphony Society, 112 Old Cabell Hall, Charlottesville, VA 22903; and Farnsworth Art Museum, 16 Museum Street, Rockland, Maine 04841

Eyk Van Otterloo	Founding Member and Member of the Board of Directors	Board Member, Chemonics International, 1133 20th Street, NW, Suite 600, Washington, D.C. 20036; Chairman of the Board, OneCoast Network LLC, 408 Jamesborough Drive, Pittsburgh, PA 15238; Board Member, Dimensional Photonics, 220 Ballardvale Street, Unit D, Wilmington, MA 01887
Item 27. Principal Underwriters
Item 27(a). FDI acts as principal underwriter for the following investment companies:
GMO Trust
Merrimac Series
Munder Series Trust II

Munder Series Trust
TD Asset Management USA Funds, Inc.
     FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI has its main address at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. FDI is an indirect wholly-owned subsidiary of The BISYS Group, Inc.
Item 27(b). Information about Directors and Officers of FDI is as follows:

Director or Officer	Positions and Offices with FDI
Brian K. Bey	President and Director
Elliott Dobin	Secretary
Andrew H. Byer	Chief Compliance Officer
Wayne A. Rose	Assistant Chief Compliance Officer
James E. (Ed) Pike	Financial and Operations Principal
     The above FDI directors and officers do not have positions or offices with the Trust.
Item 27(c). Compensation received by FDI from certain Funds of the Trust with respect to the last fiscal year(a):

Class M(b) Distribution and Service (12b-1) Fees
GMO Fund Name	March 1, 2006 through February 28, 2007
GMO U.S. Core Equity Fund	$345,354
GMO U.S. Value Fund	$44,820
GMO U.S. Growth Fund	$621,448
GMO International Intrinsic Value Fund	$43,301
GMO Foreign Fund	$18,476
GMO Emerging Countries Fund	$95,492
(a) FDI is entitled to receive any distribution and service (12b-1) fees paid by the Class M Shares for services rendered and expenses borne by FDI which are primarily intended to result in the sale of Class M shares and/or the provision of certain other services incidental thereto.
(b) Other classes of the GMO Funds do not pay distribution (12b-1) fees or any other type of commission or compensation to FDI.
Item 28. Location of Accounts and Records
     The accounts, books, and other documents required to be maintained by Section 31(a) and the rules thereunder will be maintained at the offices of the Registrant, 40 Rowes Wharf, Boston, MA 02110; the Registrant’s investment adviser, Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110; the Registrant’s distributor, Funds Distributor, Inc., 100 Summer Street, 15th Floor, Boston, MA 02110;

the Registrant’s custodian for certain of the Funds, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109; and the Registrant’s custodian for certain of the Funds and transfer agent, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.
Item 29. Management Services
     Not applicable.
Item 30. Undertakings
     None.
Notice
A copy of the Declaration of Trust, together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), the Registrant, GMO Trust, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 128 under the Securities Act and Post-Effective Amendment No. 158 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 29th day of June, 2007.

GMO Trust
By:	/s/ SCOTT E. ESTON
Scott E. Eston
	Title:	President; Chief Executive Officer; Principal Executive Officer

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 128 to the GMO Trust’s Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ SCOTT E. ESTON Scott E. Eston	President; Chief Executive Officer; Principal Executive Officer	June 29, 2007

/s/ SHEPPARD N. BURNETT Sheppard N. Burnett	Treasurer; Chief Financial Officer; Principal Financial and Accounting Officer	June 29, 2007

DONALD W. GLAZER* Donald W. Glazer	Trustee	June 29, 2007

JAY O. LIGHT* Jay O. Light	Trustee	June 29, 2007

W. NICHOLAS THORNDIKE* W. Nicholas Thorndike	Trustee	June 29, 2007

* By:	/s/ JASON HARRISON
Jason Harrison
Attorney-in-Fact**

**Pursuant to Power of Attorney filed with the SEC as part of Post-Effective Amendment No. 127 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 156 to the Registration Statement under the 1940 Act on May 1, 2007.

EXHIBIT INDEX
GMO TRUST

Exhibit Ref.	Title of Exhibit

Item 23.
(e)1(i)	Schedule A to the Distribution Agreement as amended as of June 30, 2007.

(h)3	Amended and Restated Servicing Agreement, dated May 30, 1996, as amended and restated effective June 30, 2007, between the Trust, on behalf of certain Funds listed on Exhibit I thereto, and GMO.

(j)	Consents of PricewaterhouseCoopers LLP.

(m)1
GMO Trust Amended and Restated Distribution and Service Plan (Class M), dated as of November 15, 2001, as amended and restated as of June 30, 2007, on behalf of certain Funds listed on Appendix A thereto.

(m)2	Amended and Restated Administration Agreement, dated as of June 30, 2007, on behalf of certain Funds listed on Exhibit I thereto.

(m)3(ii)
Assignment Agreement, effective as of April 2, 2007, between Wachovia Bank, Ameriprise Financial Services, Inc. (f/k/a American Express Financial Advisors Inc.) and the Trust, on behalf of certain Funds listed on Schedule A thereto.